UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

119 East Marcy Street, Santa Fe, New Mexico	87501
(Address of principal executive offices)	(Zip code)

Garrett Thornburg, 119 East Marcy Street, Santa Fe, New Mexico 87501

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2008

Date of reporting period: September 30, 2008

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg International Growth Fund

Thornburg Strategic Income Fund

Important Information

The information presented in this report is current as of September 30, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Ranked #1 by Morningstar

Thornburg Limited Term Municipal Fund, I shares

Class I shares ranked #1 out of 61 funds in Morningstar’s Muni National Short category for the 10-year period ended 12/31/07 and has retained that rank as of 9/30/08 out of 68 funds. Class I shares ranked #1 out of 68 funds for ten years, #16 out of 120 funds for five years and #64 out of 138 for one year. Class A shares ranked #13 out of 68 for the ten-year period ended 9/30/08; #38 out of 120 for five years; and #73 out of 138 for one year. Ranks are based on total returns without sales charge. Past performance does not guarantee future results.

© 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

KOSPI Index – A comprehensive capitalization weighted index that tracks the continuous price performance of all common stocks listed on the Korea Stock Exchange.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tender Option Bond Programs (TOB) – Programs that allow investors to leverage their assets by borrowing at short-term rates and investing in higher yielding longer-term bonds.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

	CUSIPS	NASDAQ SYMBOLS
CLASS A	885-215-459	LTMFX
CLASS C	885-215-442	LTMCX
CLASS I	885-215-434	LTMIX

This page is not part of the Annual Report.    3

Thornburg Limited Term Municipal Fund

At Thornburg, our approach to fixed-income management is based on the premise that investors in our bond funds seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, which named Thornburg Investment Management its 2008 Best Fixed-Income Fund Family.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

IMPORTANT

PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.90%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2008

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)
Without Sales Charge	1.54%	2.53%	2.10%	3.32%	5.48%
With Sales Charge	(0.02)%	2.01%	1.79%	3.17%	5.41%

30-DAY YIELDS

As of September 30, 2008

	Annualized Distribution Rate	SEC Yield	SEC Taxable Equivalent Yield
A Shares	3.75%	3.48%	5.35%
C Shares	3.48%	3.24%	4.99%
I Shares	4.10%	3.88%	5.97%

See page 37 for all share class total returns.

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2008

Number of Bonds	507
Duration	3.9 Yrs

A Shares:
Net Asset Value	$13.22
Maximum Offering Price	$13.42

SEC Taxable Equivalent Yields assume a 35.0% marginal federal tax rate. Portions of the income of the Fund may be subject to the alternative minimum tax.

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THORNBURG LIMITED TERM MUNICIPAL FUND VERSUS

LIPPER TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of September 30, 2008

We are often asked to compare Thornburg Limited Term Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are discussed below. Investors in the Thornburg Limited Term Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Limited Term Municipal Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Limited Term Municipal Fund has an average maturity of normally less than five years. Interest dividends paid by the Fund or by tax-exempt money market funds are generally exempt from federal income tax (interest dividends may be subject to AMT). Income sourced from state of residency is generally exempt from state income tax.

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg Limited Term Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Limited Term Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

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Thornburg Limited Term Municipal Fund

September 30, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report.

Letter to Shareholders

George Strickland Co-Portfolio Manager	October 17, 2008
Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the Class A shares decreased by 27 cents per share to $13.22 during the twelve months ended September 30, 2008. If you were with us for the entire period, you received dividends of 48.0 cents per share, if you reinvested your dividends, you received 48.8 cents per share. Dividends per share were lower for Class C and higher for Class I.

Josh Gonze Co-Portfolio Manager

In last year’s annual report letter, we wrote about higher yields and lower prices for municipal bonds. We also wrote about attractive valuations relative to Treasury bonds and the larger spreads between yields on high and low quality bonds. At the time, we thought that these relationships would eventually revert back to their long-term averages. We still believe that will happen, but in the meantime, the extreme has become the norm. Tax-free bonds from issuers like Harvard University and the state of Texas are selling for yields 20% higher than Treasury bond yields! Tax adjusted, those are typically junk bond spreads. Meanwhile, anything with a hint of credit risk is suffering from reduced liquidity and enlarged spreads.

Are investors really worried about the solvency of Harvard University? For that matter, are investors really worried about major problems infecting investment-grade municipal bonds, with long-term average default rates of approximately 0.1%? The economy is almost surely suffering through a prolonged recession and it is indeed a time for careful diligence, but the current sell-off is not primarily credit related. We believe that what we are currently witnessing is primarily a result of massive de-leveraging.

Christopher Ihlefeld Co-Portfolio Manager

Over most of this decade, it has been relatively easy to buy long-term municipal bonds on a leveraged basis with borrowed money, typically through something called a Tender Option Bond (TOB) program. This structure was quite profitable and predictable as long as cheap and easy financing was available via money market funds. Thus the TOB trade became very popular among hedge funds, proprietary trading desks, and some mutual funds (not ours). The size of bond positions in TOB programs is not reliably tracked, but reasonable estimates placed it at about $300 billion at the peak, almost 12% of the municipal bond market. Starting last year, and accelerating this year, money market fund appetite for exotic derivatives such as TOB floating rate securities went south. As more and more funds got rid of them or demanded higher yields, financing costs spiked. That squeeze, plus margin calls due to lower bond prices, meant that many players had to unwind their programs by selling bonds into a saturated market.

Large scale selling from leveraged investors wouldn’t be a problem if it was met with large scale buying, but insurance companies and mutual funds, two traditional pillars of the municipal bond market, are not currently aggressive buyers. Individual investors are buying lots of bonds, a healthy sign, but their demand will take time to absorb the waves of selling from leveraged investors. In the meantime, bond prices have been getting pushed lower as yields go higher.

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Letter to Shareholders
Continued

When will it stop? We don’t exactly know, but we believe that the de-leveraging process in the municipal market is more than half over. After the smoke clears, we expect investors to focus on the safety and security, relative value, and tax-exempt nature of investment-grade municipal bonds. In a world where marginal tax rates are likely to be rising for wealthy Americans, this should lead to significant outperformance of municipal bonds going forward.

The Class A shares of your Fund produced a total return of 1.54% over the twelve-month period ended September 30, 2008 at NAV, compared to a 3.72% return for the Barclays Capital Five-Year Municipal Bond Index. Over the last year, short-term municipal bonds have performed better than intermediate and long maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next ten years, so it has significant exposure to bonds whose maturities are longer than five years. Since those bonds generally under-performed, the Fund underperformed the Index.

% of Portfolio Maturing		Cumulative % Maturing
1 year =	9.9%	Year 1 =	9.9%
1 to 2 years =	9.1%	Year 2 =	19.0%
2 to 3 years =	11.4%	Year 3 =	30.4%
3 to 4 years =	8.0%	Year 4 =	38.4%
4 to 5 years =	10.4%	Year 5 =	48.8%
5 to 6 years =	10.8%	Year 6 =	59.6%
6 to 7 years =	9.4%	Year 7 =	69.0%
7 to 8 years =	10.6%	Year 8 =	79.6%
8 to 9 years =	10.6%	Year 9 =	90.2%
Over 9 years =	9.8%	Over 9 Years =	100.0%

Percentages can and do vary. Data as of 9/30/08.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 500 municipal obligations from 48 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The U.S. economy is almost certainly in the midst of a significant recession at the moment. Frozen credit markets, mounting job losses, an enormous erosion of wealth in real estate and equity markets have finally brought the American consumer to his knees. Meanwhile, many foreign economies are reeling, leading to reduced demand for U.S. exports. Luckily, most non-financial corporate balance sheets were quite strong coming into the current environment and some industries are experiencing healthy growth. However, this must be tempered by reduced government spending at the state and local level. Meanwhile, the federal government is priming the pumps of our financial system as fast as it can. We believe that the massive life lines given to our nation’s banks, insurance companies, and money market funds will eventually lead to more stability in the financial markets, easier financing terms for companies and individuals, and should ultimately get the housing market back on its feet. However, there are long-term implications. Tighter regulation of derivative markets, mortgage origination and securitization, and the use of financial leverage are all necessary in order to preserve our country’s reputation as a fair place to invest. Furthermore, most or all of the money flooding the capital markets from the U.S. Treasury needs to be returned to taxpayers, and our current ballooning budget deficits need to be reigned in and reduced. If not, we face the longer term risks of higher inflation, a declining currency, and reduced growth prospects.

Surprisingly, state tax revenues rose 3.6% in the second quarter of 2008 from a year ago, but the gains were boosted by income tax payments on last year’s earnings. Looking forward, we believe that tax revenues will erode appreciably during the balance of 2008 and 2009. Sales tax, corporate income tax, and motor fuel tax collections are already dropping at single digit rates. Given rising unemployment and investment losses, income tax receipts should soon

8    Certified Annual Report

follow suit as they did in 2002. We are also seeing some areas of credit stress in local markets where weak real estate prices and poorly managed balance sheets are causing problems. It is indeed an important time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 86% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES
Thornburg Limited Term Municipal Fund	September 30, 2008

ASSETS
Investments at value (cost $1,229,953,273) (Note 2)	$1,220,724,507
Cash	236,707
Receivable for investments sold	8,144,653
Receivable for fund shares sold	7,727,556
Interest receivable	15,511,936
Prepaid expenses and other assets	34,383

Total Assets	1,252,379,742

LIABILITIES
Payable for securities purchased	5,110,060
Payable for fund shares redeemed	2,889,948
Payable to investment advisor and other affiliates (Note 3)	714,723
Accounts payable and accrued expenses	149,820
Dividends payable	911,787

Total Liabilities	9,776,338

NET ASSETS	$1,242,603,404

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,894)
Net unrealized depreciation on investments	(9,228,766)
Accumulated net realized gain (loss)	(5,310,214)
Net capital paid in on shares of beneficial interest	1,257,146,278

$1,242,603,404

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($705,237,613 applicable to 53,349,674 shares of beneficial interest outstanding - Note 4)	$13.22

Maximum sales charge, 1.50% of offering price	0.20

Maximum offering price per share	$13.42

Class C Shares:
Net asset value and offering price per share * ($99,972,485 applicable to 7,548,906 shares of beneficial interest outstanding - Note 4)	$13.24

Class I Shares:
Net asset value, offering and redemption price per share ($437,393,306 applicable to 33,083,854 shares of beneficial interest outstanding - Note 4)	$13.22

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS
Thornburg Limited Term Municipal Fund	Year Ended September 30, 2008

INVESTMENT INCOME:
Interest income (net of premium amortized of $6,426,711)	$50,212,114

EXPENSES:
Investment advisory fees (Note 3)	4,904,782
Administration fees (Note 3)
Class A Shares	868,656
Class C Shares	111,375
Class I Shares	175,451
Distribution and service fees (Note 3)
Class A Shares	1,737,313
Class C Shares	892,643
Transfer agent fees
Class A Shares	265,465
Class C Shares	43,880
Class I Shares	88,550
Registration and filing fees
Class A Shares	43,217
Class C Shares	21,758
Class I Shares	43,728
Custodian fees (Note 3)	184,267
Professional fees	60,749
Accounting fees	25,998
Trustee fees	16,422
Other expenses	104,173

Total Expenses	9,588,427
Less:
Distribution fees waived (Note 3)	(446,321)
Fees paid indirectly (Note 3)	(75,112)

Net Expenses	9,066,994

Net Investment Income	41,145,120

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	762,038
Net change in unrealized appreciation (depreciation) of investments	(26,391,583)

Net Realized and Unrealized Loss	(25,629,545)

Net Increase in Net Assets Resulting From Operations	$15,515,575

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS
Thornburg Limited Term Municipal Fund	September 30, 2008

	Year ended September 30, 2008	Year ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$41,145,120	$40,159,219
Net realized gain (loss) on investments	762,038	(1,146,124)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(26,391,583)	(3,013,630)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,515,575	35,999,465

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(24,624,429)	(26,069,081)
Class C Shares	(2,909,085)	(2,952,660)
Class I Shares	(13,611,606)	(11,137,478)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	22,835,685	(133,561,208)
Class C Shares	15,492,880	(18,529,049)
Class I Shares	142,907,714	18,744,294

Net Increase (Decrease) in Net Assets	155,606,734	(137,505,717)

NET ASSETS:
Beginning of year	1,086,996,670	1,224,502,387

End of year	$1,242,603,404	$1,086,996,670

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg Limited Term Municipal Fund	September 30, 2008

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2008

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2008, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2008, the Distributor has advised the Fund that it earned commissions aggregating $6,743 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $5,272 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2008, are set forth in the Statement of Operations. Distribution fees in the amount of $446,321 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2008, fees paid indirectly were $75,112.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2008

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	10,565,297	$142,941,921	4,907,768	$66,014,807
Shares issued to shareholders in reinvestment of dividends	1,285,615	17,344,279	1,327,844	17,870,751
Shares repurchased	(10,153,413)	(137,450,515)	(16,162,702)	(217,446,766)

Net Increase (Decrease)	1,697,499	$22,835,685	(9,927,090)	$(133,561,208)

Class C Shares
Shares sold	2,274,026	$30,831,860	638,787	$8,601,275
Shares issued to shareholders in reinvestment of dividends	143,526	1,939,419	146,274	1,972,339
Shares repurchased	(1,274,574)	(17,278,399)	(2,157,502)	(29,102,663)

Net Increase (Decrease)	1,142,978	$15,492,880	(1,372,441)	$(18,529,049)

Class I Shares
Shares sold	16,181,603	$218,944,840	7,495,756	$100,902,857
Shares issued to shareholders in reinvestment of dividends	797,599	10,754,694	632,992	8,518,497
Shares repurchased	(6,409,073)	(86,791,820)	(6,741,062)	(90,677,060)

Net Increase (Decrease)	10,570,129	$142,907,714	1,387,686	$18,744,294

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $344,920,096 and $194,928,584, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,229,953,273

Gross unrealized appreciation on a tax basis	$9,382,224
Gross unrealized depreciation on a tax basis	(18,610,990)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(9,228,766)

At September 30, 2008, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2008, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carry forwards expire as follows:

2013	$30,614
2014	2,276,013
2015	2,811,143
2016	192,444

$5,310,214

During the year ending September 30, 2008, $3,565,103 of capital loss carry forwards from prior years expired.

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized investment loss by $3,565,103 and decreased net capital paid in on shares of beneficial interest by $3,565,103. This reclassification has no impact on the net asset value of the Fund. Reclassification resulted from the expiration of capital loss carry forwards.

All dividends paid by the Fund for the year ended September 30, 2008 and September 30, 2007, represent exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2008

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosure about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating the impact, if any, that the adoption of FAS 157 will have on the Fund’s financial statements and related disclosures.

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4:

In September 2008, the Financial Accounting Standards Board issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP 133-1”). FSP 133-1 is effective for any financial report ending after November 15, 2008. FSP 133-1 amends each of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require certain additional disclosures by the sellers of credit derivatives and guarantees. FSP 133-1 also clarifies the effective date of FAS 161. Management is evaluating the impact, if any, that the adoption of FSP 133-1 will have on the Fund’s financial statements and related disclosures.

16    Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	Year Ended September 30,				Three Months Ended Sept. 30, 2004(a)		Year Ended June 30, 2004
Class A Shares:	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.49	$13.53	$13.59	$13.83	$13.68		$14.01

Income from investment operations:
Net investment income (loss)	0.48	0.46	0.44	0.40	0.09		0.40
Net realized and unrealized gain (loss) on investments	(0.27)	(0.04)	(0.06)	(0.24)	0.15		(0.33)
Total from investment operations	0.21	0.42	0.38	0.16	0.24		0.07

Less dividends from:
Net investment income	(0.48)	(0.46)	(0.44)	(0.40)	(0.09)		(0.40)

Change in net asset value	(0.27)	(0.04)	(0.06)	(0.24)	0.15		(0.33)

NET ASSET VALUE, end of period	$13.22	$13.49	$13.53	$13.59	$13.83		$13.68

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	1.54	3.18	2.87	1.16	1.78		0.47
Ratios to average net assets:
Net investment income (loss) (%)	3.54	3.43	3.28	2.91	2.69	(c)	2.85
Expenses, after expense reductions (%)	0.89	0.90	0.91	0.90	0.89	(c)	0.91
Expenses, after expense reductions and net of custody credits (%)	0.88	0.90	0.90	0.90	0.89	(c)	0.91
Expenses, before expense reductions (%)	0.89	0.90	0.91	0.90	0.89	(c)	0.91

Portfolio turnover rate (%)	17.78	21.35	23.02	27.80	4.57		21.37

Net assets at end of period (thousands)	$705,238	$696,717	$833,189	$967,650	$1,039,050		$1,047,482

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.

See notes to financial statements.

Certified Annual Report    17

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund

	Year Ended September 30,				Three Months Ended Sept. 30, 2004(a)		Year Ended June 30, 2004
Class C Shares:	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.51	$13.55	$13.62	$13.86	$13.70		$14.04

Income from investment operations:
Net investment income (loss)	0.44	0.43	0.41	0.36	0.08		0.36
Net realized and unrealized gain (loss) on investments	(0.27)	(0.04)	(0.07)	(0.24)	0.16		(0.34)
Total from investment operations	0.17	0.39	0.34	0.12	0.24		0.02

Less dividends from:
Net investment income	(0.44)	(0.43)	(0.41)	(0.36)	(0.08)		(0.36)

Change in net asset value	(0.27)	(0.04)	(0.07)	(0.24)	0.16		(0.34)

NET ASSET VALUE, end of period	$13.24	$13.51	$13.55	$13.62	$13.86		$13.70

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	1.26	2.90	2.52	0.89	1.79		0.12
Ratios to average net assets:
Net investment income (loss) (%)	3.26	3.15	3.00	2.63	2.43	(c)	2.56
Expenses, after expense reductions (%)	1.17	1.19	1.18	1.18	1.15	(c)	1.19
Expenses, after expense reductions and net of custody credits (%)	1.16	1.18	1.18	1.18	1.15	(c)	1.19
Expenses, before expense reductions (%)	1.67	1.68	1.68	1.68	1.65	(c)	1.69

Portfolio turnover rate (%)	17.78	21.35	23.02	27.80	4.57		21.37

Net assets at end of period (thousands)	$99,972	$86,564	$105,436	$140,606	$156,870		$155,458

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Not annualized for periods less than one year.
(c)	Annualized.

See notes to financial statements.

18    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund

	Year Ended September 30,				Three Months Ended Sept. 30, 2004(a)		Year Ended June 30, 2004
Class I Shares:	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.49	$13.53	$13.59	$13.83	$13.68		$14.01

Income from investment operations:
Net investment income (loss)	0.52	0.51	0.49	0.44	0.11		0.44
Net realized and unrealized gain (loss) on investments	(0.27)	(0.04)	(0.06)	(0.24)	0.15		(0.33)
Total from investment operations	0.25	0.47	0.43	0.20	0.26		0.11

Less dividends from:
Net investment income	(0.52)	(0.51)	(0.49)	(0.44)	(0.11)		(0.44)

Change in net asset value	(0.27)	(0.04)	(0.06)	(0.24)	0.15		(0.33)

NET ASSET VALUE, end of period	$13.22	$13.49	$13.53	$13.59	$13.83		$13.68

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	1.88	3.53	3.22	1.50	1.87		0.80
Ratios to average net assets:
Net investment income (loss) (%)	3.88	3.78	3.62	3.25	3.02	(c)	3.18
Expenses, after expense reductions (%)	0.55	0.57	0.57	0.57	0.55	(c)	0.57
Expenses, after expense reductions and net of custody credits (%)	0.55	0.57	0.57	0.57	0.55	(c)	0.57
Expenses, before expense reductions (%)	0.55	0.57	0.57	0.57	0.55	(c)	0.57

Portfolio turnover rate (%)	17.78	21.35	23.02	27.80	4.57		21.37

Net assets at end of period (thousands)	$437,393	$303,716	$285,878	$290,369	$238,589		$222,760

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Not annualized for periods less than one year.
(c)	Annualized.

See notes to financial statements.

Certified Annual Report    19

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2008

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 1.02%

Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR	$2,610,000	$2,619,709
Mobile Industrial Development PCR, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Co.)	A2/A	6,000,000	6,032,820
University of Alabama at Birmingham Hospital Revenue, 5.25% due 9/1/2017	A1/A+	2,500,000	2,494,075
University of Alabama at Birmingham Hospital Revenue, 5.00% due 9/1/2018	A1/A+	1,500,000	1,468,620

ALASKA — 0.71%

Alaska Energy Power Authority, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric; Insured: FSA)	Aaa/AAA	955,000	1,023,569
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: MBIA)	A1/AA	1,175,000	1,232,610
Alaska Student Loan Corp., 5.25% due 1/1/2012 (Insured: FSA)	NR/AAA	3,000,000	3,165,600
North Slope Boro GO, 5.00% due 6/30/2015 (Insured: MBIA)	A2/AA	3,250,000	3,417,830

ARIZONA — 1.06%

Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	NR/A-	1,000,000	1,007,510
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	NR/A-	1,325,000	1,319,528
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	NR/A-	1,440,000	1,413,734
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: XLCA)	NR/BBB+	3,135,000	3,229,144
Mohave County IDA, 5.00% due 4/1/2009 (Mohave Prison LLC; Insured: XLCA)	NR/BBB+	2,780,000	2,804,826
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	Baa3/NR	920,000	931,656
Pima County IDA Lease Obligation, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	290,000	291,520
Salt River Agricultural Improvement & Power District, 5.00% due 1/1/2020	Aa1/AA	1,205,000	1,206,940
Show Low IDA Hospital, 5.25% due 12/1/2010 (Navapache Regional Medical Center; Insured: ACA)	NR/BBB	1,000,000	1,008,990

ARKANSAS — 0.25%

Jefferson County Hospital Improvement, 5.50% due 6/1/2010 (Jefferson Hospital Association)	NR/A	1,000,000	1,032,650
Jefferson County Hospital Improvement, 5.50% due 6/1/2011 (Jefferson Hospital Association)	NR/A	1,075,000	1,119,612
Little Rock Hotel & Restaurant GRT, 7.125% due 8/1/2009	A3/NR	940,000	969,253

CALIFORNIA — 3.11%

California HFA, 5.25% due 10/1/2013 (Kaiser Permanente) (ETM)	A3/AAA	2,620,000	2,650,628
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: MBIA)	A2/AA	1,000,000	1,007,420
California State Department of Water Resources Power Supply, 5.50% due 5/1/2012	Aa3/A	2,600,000	2,792,790
California State Department of Water Resources Power Supply, 6.00% due 5/1/2013	Aa3/A	2,550,000	2,783,452
California State GO, 3.75% due 5/1/2034 put 10/1/2008 (Daily Kindergarten University; LOC: Citibank/California State Teachers) (daily demand notes)	VMIG1/A-1+	400,000	400,000
California State Public Works Board, 5.00% due 9/1/2016 (Regents University of California; Insured: FGIC)	Aa2/AA-	3,000,000	3,132,840

20    Certified Annual Report.

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: FGIC)	Aa2/AA-	$3,000,000	$3,106,860
Escondido USD GO, 5.60% due 11/1/2009 (Insured: MBIA) (ETM)	A2/AA	1,250,000	1,253,338
Golden State Tobacco Securitization Corp. Settlement Revenue, 7.875% due 6/1/2042 pre-refunded 6/1/2013	Aaa/AAA	2,000,000	2,327,420
Irvine Improvement Bond Act 1915 Limited Obligation Assessment District, 5.05% due 9/2/2025 put 10/1/2008 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1+	800,000	800,000
Los Angeles Convention & Exhibition Center Authority Lease Revenue, 5.00% due 8/15/2018 (1)	A1/AA-	2,000,000	2,015,860
Los Angeles USD GO, 5.00% due 7/1/2018 (Insured: FSA)	Aaa/AAA	2,000,000	2,076,680
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: FSA)	Aaa/AAA	7,600,000	4,268,160
Sunnyvale COP, 8.00% due 4/1/2031 put 10/7/2008 (Insured: AMBAC) (weekly demand notes)	Aa3/A-1+	10,000,000	10,000,000

COLORADO — 3.21%

Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: FHA/MBIA)	NR/AA	1,530,000	1,586,273
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: FHA/MBIA)	NR/AA	1,565,000	1,622,170
Central Platte Valley Metropolitan District GO, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA+	12,350,000	12,559,456
Denver City and County Airport System, 5.00% due 11/15/2016 (Insured: MBIA)	A1/AA	1,515,000	1,573,206
Denver City and County Airport System, 5.00% due 11/15/2017 (Insured: MBIA)	A1/AA	1,000,000	1,028,660
Denver Convention Center Hotel, 5.25% due 12/1/2014 (Insured: XLCA)	Baa3/BBB-	3,000,000	2,975,940
E-470 Public Highway Authority Capital Appreciation, 0% due 9/1/2014 (Insured: MBIA)	A2/AA	1,910,000	1,436,855
Colorado Educational & Cultural Facilities Revenue, 4.25% due 9/1/2033 put 10/1/2008 (National Jewish Federal Building Program; LOC: Bank of America) (daily demand notes)	VMIG1/NR	2,000,000	2,000,000
Highlands Ranch Metropolitan District GO, 5.25% due 12/1/2008 (Insured: ACA)	NR/AA+	780,000	783,479
Highlands Ranch Metropolitan District GO, 5.25% due 12/1/2008 (Insured: ACA)	NR/AA+	905,000	909,036
Plaza Metropolitan District, 7.125% due 12/1/2010 (Public Improvement Fee/Tax Increment)	NR/NR	6,025,000	6,160,261
Plaza Metropolitan District, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment)	NR/NR	6,000,000	6,140,340
Southlands Metropolitan District GO, 6.75% due 12/1/2016 pre-refunded 12/1/2014	NR/AAA	1,000,000	1,117,940

DELAWARE — 0.51%

Delaware EDA, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light)	Baa2/BBB	2,045,000	2,124,796
Delaware HFA, 5.25% due 6/1/2011 (Beebe Medical Center)	Baa1/BBB+	1,275,000	1,307,844
Delaware HFA, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital; Insured: Radian)	NR/BBB+	1,370,000	1,392,865
Delaware HFA, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital; Insured: Radian)	NR/BBB+	1,445,000	1,458,077

DISTRICT OF COLUMBIA — 2.18%

District of Columbia, 6.00% due 6/1/2018 (Insured: MBIA)	A1/AA	5,000,000	5,526,650
District of Columbia Convention Center Authority, 5.00% due 10/1/2013 (Insured: AMBAC)	Aa3/AA	3,000,000	3,129,270
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Aa3/AA	5,950,000	6,157,774
District of Columbia COP, 5.25% due 1/1/2015 (Insured: FGIC)	A2/A	2,875,000	2,994,370
District of Columbia COP, 5.25% due 1/1/2016 (Insured: FGIC)	A2/A	4,125,000	4,278,161
District of Columbia Tax Increment, 0% due 7/1/2009 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	2,000,000	1,955,520
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	1,990,000	1,800,432
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	1,480,000	1,276,530

FLORIDA — 9.12%

Broward County Airport Systems, 5.00% due 10/1/2014 (Insured: AMBAC)	Aa3/AA	4,000,000	4,183,360
Broward County Resource Recovery, 5.375% due 12/1/2009 (Wheelabrator South)	A3/AA	5,000,000	5,071,650
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: FSA)	Aaa/AAA	7,630,000	7,937,184
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: FGIC)	A1/A+	1,000,000	1,020,170
Capital Projects Finance Authority, 5.50% due 10/1/2012 (Insured: MBIA)	A2/AA	1,820,000	1,903,265

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED	September 30, 2008
Thornburg Limited Term Municipal Fund

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: MBIA)	A2/AA	$3,260,000	$3,351,541
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	Aaa/NR	2,190,000	2,273,527
Crossings at Fleming Island Community Development, 5.45% due 5/1/2010 (Insured: MBIA)	A2/AA	1,600,000	1,625,904
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB-	2,755,000	2,751,474
Escambia County HFA, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligated Group)	Aaa/NR	2,540,000	2,570,328
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,605,000	1,671,848
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: FSA)	Aaa/AAA	1,500,000	1,553,895
Florida Hurricane Catastrophe Series A, 5.00% due 7/1/2014	Aa3/AA-	11,000,000	11,042,790
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	Aa2/AA+	2,000,000	2,083,940
Florida State Department of Children & Families COP, 5.00% due 10/1/2012	NR/AA+	770,000	803,865
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	NR/AA+	905,000	942,820
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	NR/AA+	925,000	955,044
Florida State Department of Transportation, 5.00% due 7/1/2018	Aa1/AAA	3,000,000	3,082,560
Hillsborough County Assessment, 5.00% due 3/1/2015 (Insured: FGIC)	A3/A+	5,000,000	5,188,400
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa2/BBB-	6,410,000	6,286,543
Hillsborough County IDA PCR, 5.00% due 12/1/2034 put 3/15/2012 (Tampa Electric Co.; Insured: AMBAC)	Aa3/AA	3,250,000	3,283,605
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: XLCA)	Baa1/BBB-	2,000,000	2,026,880
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: XLCA)	Baa1/BBB-	2,000,000	2,005,240
Jacksonville Electric Authority, 5.25% due 10/1/2012 (St. John’s River Park Systems)	Aa2/AA-	5,000,000	5,232,100
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	A2/NR	1,000,000	988,670
Miami Dade County Educational Facilities Authority, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	Aa3/AA	3,000,000	3,066,420
Miami Dade County School Board COP, 5.00% due 5/1/2014 (Insured: MBIA-IBC/FGIC)	A2/AA	1,000,000	1,040,640
Miami Dade County School Board COP, 5.00% due 10/1/2015 (Insured: AMBAC)	Aa3/AA	1,000,000	1,038,750
Miami Dade County School Board COP, 5.00% due 10/1/2016 (Insured: AMBAC)	Aa3/AA	1,000,000	1,032,410
Miami Dade County School Board COP, 5.50% due 5/1/2030 put 5/1/2011 (Insured: MBIA)	A2/AA	1,010,000	1,066,257
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	1,970,000	2,043,087
Miami Street Sidewalk Improvement, 5.00% due 1/1/2018 (Insured: MBIA)	A2/AA	1,970,000	1,993,147
Orange County HFA, 5.80% due 11/15/2009 (Adventist Health) (ETM)	A1/NR	1,395,000	1,447,131
Palm Beach County Public Improvement, 5.00% due 11/1/2030 put 11/1/2011 (Convention Center; Insured: FGIC)	Aa1/AA+	3,000,000	3,138,150
Palm Beach County School Board COP, 5.00% due 8/1/2025 (Insured: FGIC)	A1/AA-	1,500,000	1,530,525
Pelican Marsh Community Development District, 5.00% due 5/1/2011 (Insured: Radian)	NR/AA	1,625,000	1,541,897
Putnam County Development Authority PCR, 5.35% due 3/15/2042 put 5/1/2018 (Seminole; Insured: AMBAC)	Aa3/AA	10,000,000	9,577,800
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	Aa3/AA-	1,560,000	1,545,913
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	1,755,000	1,777,815
University of Central Florida Athletics Association Inc. COP, 5.00% due 10/1/2016 (Insured: FGIC)	NR/NR	1,640,000	1,591,292

GEORGIA — 3.42%

Atlanta Tax Allocation, 5.25% due 12/1/2016 (Atlantic Station; Insured: Assured Guaranty)	Aaa/AAA	3,850,000	3,996,531
Burke County PCR, 4.375% due 10/1/2032 put 4/1/2010 (Georgia Power Co.)	A2/A	5,000,000	5,038,700
Burke County PCR, 4.75% due 1/1/2039 put 4/1/2011 (Oglethorpe Power; Insured: MBIA)	A2/AA	10,000,000	10,165,000
Fulton County Development Authority, 7.25% due 4/1/2034 put 10/1/2008 (LOC: Bank of America) (daily demand notes)	NR/NR	5,000,000	5,000,000
Lagrange Troup County Hospital Authority Series A, 5.00% due 7/1/2018	A1/A+	2,500,000	2,490,850
Main Street Natural Gas Inc., 5.00% due 3/15/2013	A2/A	1,500,000	1,400,655
Main Street Natural Gas Inc., 5.00% due 3/15/2014	Aa2/AA-	3,000,000	2,915,430
Main Street Natural Gas Inc., 5.00% due 3/15/2014	A2/A	3,590,000	3,313,750
Monroe County Development Authority PCR, 6.75% due 1/1/2010 (Oglethorpe Power; Insured: MBIA)	A2/AA	2,000,000	2,098,500

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power; Insured: MBIA)	A2/AA	$1,000,000	$1,103,080
Monroe County Development Authority PCR, 4.50% due 7/1/2025 put 4/1/2011 (Georgia Power Co.)	A2/A	5,000,000	4,972,000

GUAM — 0.08%

Guam Educational Financing Foundation COP, 5.00% due 10/1/2010 (Guam Public Schools)	NR/A-	1,000,000	1,021,380

HAWAII — 0.16%

Hawaii State Department of Budget & Finance, 4.95% due 4/1/2012 (Hawaiian Electric Company; Insured: MBIA)	A2/AA	2,000,000	2,044,000

IDAHO — 0.23%

Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	1,640,000	1,556,737
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,325,854

ILLINOIS — 9.46%

Bolingbrook, 0% due 1/1/2016 (Insured: MBIA)	A2/NR	1,500,000	1,064,880
Bolingbrook, 0% due 1/1/2017 (Insured: MBIA)	A2/NR	2,000,000	1,327,320
Broadview Tax Increment Revenue, 5.375% due 7/1/2015	NR/NR	3,400,000	3,323,568
Champaign County Community School District GO, 0% due 1/1/2009 (ETM)	NR/AA-	1,205,000	1,196,625
Champaign County Community School District GO, 0% due 1/1/2009 (Insured: FGIC)	NR/AA-	2,140,000	2,123,458
Chicago Board of Education GO, 6.00% due 12/1/2009 (Insured: FGIC)	A1/AA-	2,000,000	2,080,880
Chicago Capital Appreciation, 0% due 1/1/2016 (City Colleges; Insured: FGIC)	Aa3/AA-	2,670,000	1,886,115
Chicago Gas Supply, 4.75% due 3/1/2030 put 6/30/2014 (Peoples Gas Light & Coke)	NR/A-	1,500,000	1,525,830
Chicago GO, 6.125% due 1/1/2012 (Insured: AMBAC)	Aa3/AA	1,000,000	1,084,460
Chicago GO, 5.375% due 1/1/2013 (Insured: MBIA)	Aa3/AA	3,000,000	3,156,840
Chicago GO, 5.40% due 1/1/2018 (Insured: FSA)	Aaa/AAA	3,000,000	3,025,380
Chicago Housing Authority Capital Program, 5.25% due 7/1/2010 (ETM)	Aaa/NR	2,300,000	2,405,294
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: FSA)	Aaa/AAA	8,460,000	8,899,497
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: FSA)	Aaa/AAA	2,000,000	2,088,660
Chicago Metropolitan Water Reclamation District, 7.00% due 1/1/2011 (ETM)	Aaa/NR	1,070,000	1,122,120
Chicago Midway Airport, 5.40% due 1/1/2009 (Insured: MBIA)	A2/AA	1,340,000	1,348,000
Chicago Midway Airport, 5.50% due 1/1/2013 (Insured: MBIA)	A2/AA	1,180,000	1,252,782
Chicago Park District Parking Facility, 5.75% due 1/1/2010 (ETM)	Baa1/NR	1,000,000	1,039,920
Cook County, 6.25% due 11/15/2013 (Insured: MBIA)	Aa2/AA	3,995,000	4,475,319
Cook County Community Consolidated School District GO, 0% due 12/1/2010 (Insured: FSA)	Aaa/NR	2,000,000	1,867,960
Cook County Community Consolidated School District GO, 9.00% due 12/1/2016 (Tinley Park; Insured: FGIC)	A1/NR	2,500,000	3,221,925
Cook County Community School District GO, 9.00% due 12/1/2013 (Oak Park; Insured: FGIC)	Aa3/NR	2,250,000	2,777,580
Du Page County Forest Preservation District, 0% due 11/1/2009 (Partial ETM)	Aaa/AAA	5,000,000	4,851,550
Illinois DFA, 6.00% due 11/15/2009 (Adventist Health; Insured: MBIA)	A1/AA	3,635,000	3,739,615
Illinois DFA, 6.00% due 11/15/2010 (Adventist Health; Insured: MBIA)	A1/AA	3,860,000	4,039,413
Illinois DFA Community Rehab Providers, 6.00% due 7/1/2015	NR/BBB	1,160,000	1,165,545
Illinois DFA PCR, 5.70% due 1/15/2009 (Commonwealth Edison Co.; Insured: MBIA)	NR/AA	3,000,000	3,021,750
Illinois Educational Facilities, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A1/A+	2,625,000	2,541,709
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: MBIA)	A2/AA	1,000,000	994,330
Illinois Finance Authority Student Housing, 5.00% due 5/1/2014	Baa3/NR	3,895,000	3,774,956
Illinois HFA, 5.375% due 7/1/2017 (Loyola University; Insured: MBIA)	A2/AA	7,085,000	7,129,706
Illinois HFA, 6.50% due 2/15/2009 (Iowa Health System)	Aa3/NR	1,375,000	1,390,771
Illinois HFA, 6.50% due 2/15/2010 (Iowa Health System) (ETM)	Aa3/NR	1,465,000	1,521,520
Illinois HFA, 6.00% due 2/15/2011 (Iowa Health System; Insured: AMBAC) (ETM)	Aa3/AA	1,560,000	1,639,981
Illinois HFA, 5.50% due 11/15/2011 (Methodist Medical Center; Insured: MBIA)	A2/AA	3,000,000	3,037,560

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED	September 30, 2008
Thornburg Limited Term Municipal Fund

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois HFA, 6.00% due 7/1/2017 (Lake Forest Hospital)	A3/A-	$1,500,000	$1,521,420
Illinois Hospital District GO, 5.50% due 1/1/2010 (Insured: FGIC)	NR/NR	1,040,000	1,061,497
Kane County Forest Preservation District GO, 5.00% due 12/15/2015 (Insured: FGIC)	NR/AA	2,780,000	2,933,372
Kane County Waubonsee Community College District GO, 0% due 12/15/2013 (Insured: FGIC)	Aa3/AA-	3,000,000	2,362,050
Lake County Community High School District GO, 0% due 12/1/2011 (Insured: FGIC)	NR/NR	3,235,000	2,848,935
McHenry & Kane Counties Community Consolidated School District GO, 0% due 1/1/2010 (Insured: FGIC)	NR/NR	1,000,000	956,400
McHenry & Kane Counties Community Consolidated School District GO, 0% due 1/1/2012 (Insured: FGIC)	NR/NR	2,200,000	1,919,346
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 (McCormick Place; Insured: MBIA)	A1/AAA	1,045,000	864,988
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2016 (McCormick Place; Insured: FGIC)	A1/NR	11,295,000	7,867,306
Quincy Illinois, 5.00% due 11/15/2014 (Blessing Hospital)	A3/A-	1,000,000	998,900
Quincy Illinois, 5.00% due 11/15/2016 (Blessing Hospital)	A3/A-	1,000,000	973,590
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	Baa2/BBB	2,160,000	2,064,118

INDIANA — 4.79%

Allen County Economic Development, 5.60% due 12/30/2009 (Indiana Institute of Technology)	NR/NR	760,000	771,134
Allen County Economic Development, 5.00% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	1,370,000	1,365,753
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	Aa3/NR	1,115,000	1,182,212
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2014 (Insured: XLCA)	Aa3/NR	1,000,000	1,049,090
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2015 (Insured: XLCA)	Aa3/NR	1,480,000	1,550,004
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2016 (Insured: XLCA)	Aa3/NR	1,520,000	1,579,417
Allen County Redevelopment District, 5.00% due 11/15/2016	A3/NR	1,000,000	996,840
Ball State University Student Fee, 5.75% due 7/1/2012 (Insured: FGIC)	A1/A+	1,000,000	1,060,960
Boonville Junior High School Building Corp., 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	796,000
Boonville Junior High School Building Corp., 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	776,246
Boonville Junior High School Building Corp., 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	849,120
Carmel Redevelopment Authority, 0% due 2/1/2015 (Performing Arts Center)	Aa2/AA	1,575,000	1,186,117
Center Grove Building Corp., 5.00% due 7/15/2010 (Insured: AMBAC) (ETM)	Aa3/AA+	1,135,000	1,182,295
Dekalb County Redevelopment Authority Lease Rental, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement; Insured: XLCA)	NR/BBB-	1,000,000	1,061,070
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aa3/AA	910,000	932,841
Evansville Vanderburgh, 5.00% due 7/15/2014 (Insured: AMBAC)	Aa3/AA	1,000,000	1,052,610
Evansville Vanderburgh, 5.00% due 7/15/2015 (Insured: AMBAC)	Aa3/AA	1,000,000	1,051,790
Huntington Economic Development, 6.15% due 11/1/2008 (United Methodist Memorial)	NR/NR	190,000	189,998
Huntington Economic Development, 6.20% due 11/1/2010 (United Methodist Memorial)	NR/NR	790,000	791,469
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	Aa2/NR	1,500,000	1,436,850
Indiana Multi School Building Corp. First Mortgage, 5.00% due 7/15/2016 (Insured: MBIA)	A2/AA	5,000,000	5,131,700
Indiana State Educational Facilities Authority, 5.75% due 10/1/2009 (University of Indianapolis)	NR/A-	670,000	686,596
Indiana State Finance Authority Revenue, 5.00% due 11/1/2018	Aa3/AA+	2,000,000	2,026,800
Indiana State Finance Authority Revenue, 5.25% due 7/1/2018 (Rockville Correctional Facilities)	Aa2/AA+	2,150,000	2,227,873
Indiana State Finance Authority Revenue, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	Aa2/AA+	1,000,000	1,037,800
Indiana State Finance Authority, 5.00% due 7/1/2016 (Forensic & Health Science, Insured: MBIA)	Aa2/AA+	1,030,000	1,078,420
Indianapolis Local Public Improvement Bond, 5.00% due 1/1/2015 (Waterworks; Insured: MBIA)	A1/AA	1,000,000	1,050,260
Indianapolis Local Public Improvement Bond, 5.00% due 7/1/2015 (Waterworks; Insured: MBIA)	A1/AA	1,000,000	1,051,350
Indianapolis Local Public Improvement Bond, 5.00% due 7/1/2016 (Insured: FGIC)	Aa2/AA	1,030,000	1,069,964
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	NR/AA	455,000	464,482
Knox Middle School Building Corp. First Mortgage, 0% due 1/15/2020 (Insured: FGIC)	NR/AA	1,295,000	655,620
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	NR/AA+	1,200,000	1,270,128
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	NR/AA+	1,250,000	1,317,313
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	A2/AA	1,055,000	1,104,553
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	A2/AA	1,135,000	1,189,923

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	A2/AA	$1,140,000	$1,193,466
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	NR/AA-	1,660,000	1,672,948
Perry Township Multi School Building, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,249,813
Peru Community School Corp. First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	781,952
Plainfield Community High School Building Corp. First Mortgage, 5.00% due 1/15/2015 (Insured: FGIC)	NR/A	1,445,000	1,503,942
South Bend Community School Building Corp., 5.00% due 7/15/2016 (Insured: FGIC/State Aid Withholding)	NR/AA+	1,785,000	1,861,112
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: FGIC)	NR/AA+	2,095,000	2,200,441
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	NR/AA+	995,000	1,045,655
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	NR/AA+	1,095,000	1,168,398
West Clark School Building Corp., 5.25% due 1/15/2014 (Insured: MBIA)	A2/AA+	1,335,000	1,426,060
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (State Aid Withholding)	NR/AA+	2,080,000	2,223,270

IOWA — 1.66%

Ankeny Community School District Sales & Services Tax, 5.00% due 7/1/2010	NR/AA-	2,900,000	2,999,702
Des Moines Limited Obligation, 4.40% due 12/1/2015 put 12/1/2011 (Des Moines Parking Associates; LOC: Wells Fargo Bank)	NR/NR	2,770,000	2,770,831
Dubuque Community School District, 5.00% due 1/1/2013	NR/NR	1,600,000	1,603,872
Dubuque Community School District, 5.00% due 7/1/2013	NR/NR	1,640,000	1,643,149
Iowa Finance Authority, 6.50% due 2/15/2009 (Iowa Health Services)	Aa3/NR	1,825,000	1,847,320
Iowa Finance Authority, 6.50% due 2/15/2010 (Iowa Health Services)	Aa3/NR	2,955,000	3,078,312
Iowa Finance Authority, 5.75% due 12/1/2010 (Trinity Health)	Aa2/AA	3,295,000	3,400,934
Iowa Finance Authority, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services; Insured: AMBAC)	Aa3/AA	3,145,000	3,315,459

KANSAS — 0.79%

Burlington Environmental Improvement, 5.374% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light; Insured: FGIC)	A3/A	10,000,000	9,851,100

KENTUCKY — 1.27%

Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: MBIA) (ETM)	A2/AA	2,835,000	2,918,803
Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: MBIA)	A2/AA	4,565,000	4,683,416
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured: MBIA) (ETM)	A2/AA	3,775,000	3,974,697
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured MBIA)	A2/AA	4,055,000	4,227,540

LOUISIANA — 2.88%

East Baton Rouge Sewer, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	3,000,000	3,048,600
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 9/1/2012 (Bellemont Apartments)	Baa3/NR	820,000	797,811
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2015 (Independence Stadium)	NR/A	1,000,000	1,012,160
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2016 (Independence Stadium)	NR/A	1,000,000	1,001,370
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	NR/A	1,265,000	1,249,908
Louisiana Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	NR/A	1,000,000	977,570
Louisiana Public Facilities Authority, 5.75% due 10/1/2008 (Loyola University)	A1/A+	1,000,000	1,000,070

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED	September 30, 2008
Thornburg Limited Term Municipal Fund

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Louisiana Public Facilities Authority, 5.375% due 12/1/2008 (Wynhoven Health Care Center; Guaranty: Archdiocese of New Orleans)	NR/NR	$500,000	$499,320
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	A3/NR	1,000,000	999,210
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	A3/NR	1,825,000	1,804,158
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	A3/NR	1,000,000	974,600
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	A3/NR	1,035,000	994,480
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	A3/NR	1,000,000	948,130
Louisiana State Citizens Property Insurance Corp., 5.00% due 6/1/2015 (Insured: AMBAC)	Aa3/AA	5,000,000	5,025,250
Louisiana State GO, 5.50% due 11/15/2008 (Insured: FGIC)	A1/A+	1,980,000	1,986,871
Louisiana State GO, 5.00% due 8/1/2017 (Insured: MBIA)	A1/AA	4,000,000	4,069,440
Louisiana State Offshore Terminal Authority, 4.25% due 10/1/2037 put 10/1/2010 (Deepwater Port Loop LLC)	A3/A	4,200,000	4,296,390
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	A3/BBB+	1,505,000	1,410,742
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	2,400,000	2,317,320
Regional Transportation Authority, 8.00% due 12/1/2011 (Insured: FGIC)	NR/NR	1,250,000	1,391,675

MARYLAND — 0.32%

Maryland Health & Higher Educational Facilities, 5.00% due 1/1/2017 (Washington County Hospital)	NR/BBB-	1,000,000	934,940
Maryland Health & Higher Educational Facilities, 5.00% due 1/1/2018 (Washington County Hospital)	NR/BBB-	1,000,000	921,000
Maryland Health & Higher Educational Facilities, 5.00% due 5/15/2046 put 5/15/2013 (Johns Hopkins Health Systems)	A1/A+	2,000,000	2,080,000

MASSACHUSETTS — 2.18%

Massachusetts DFA Resource Recovery, 5.50% due 1/1/2011 (Seamass Partnership; Insured: MBIA)	A2/AA	3,470,000	3,613,519
Massachusetts GO, 6.00% due 11/1/2008	Aa2/AA	1,000,000	1,003,130
Massachusetts GO Construction Loan, 5.00% due 9/1/2015	Aa2/AA	10,000,000	10,664,900
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2011 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,345,000	2,430,898
Massachusetts Health & Educational Facilities Authority, 5.375% due 5/15/2012 (New England Medical Center Hospital; Insured: FGIC) (ETM)	NR/NR	3,415,000	3,635,268
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,330,000	2,416,699
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	3,215,000	3,331,447

MICHIGAN — 3.52%

Detroit Sewage Disposal Revenue, 5.50% due 7/1/2032 (Insured: MBIA)	A2/AA	3,500,000	3,621,695
Dickinson County Economic Development Corp. Environmental Impact, 5.75% due 6/1/2016 (International Paper Co.)	Baa3/BBB	3,715,000	3,522,675
Dickinson County Healthcare Systems, 5.50% due 11/1/2013 (Insured: ACA)	Baa3/NR	3,605,000	3,598,006
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: FGIC)	NR/NR	2,485,000	1,974,183
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: FSA)	Aaa/AAA	1,520,000	1,511,321
Kalamazoo Hospital Finance Authority Facilities Revenue, 5.00% due 5/15/2018 (Bronson Hospital; Insured: FSA)	Aaa/AAA	2,500,000	2,485,725
Kent Hospital Finance Authority, 5.25% due 1/15/2047 put 1/15/2014 (Spectrum Health)	Aa3/AA	2,000,000	2,025,260
Michigan HFA, 5.375% due 7/1/2012 (Port Huron Hospital; Insured: FSA)	Aaa/AAA	1,405,000	1,407,234
Michigan Housing Development Authority Rental Housing Revenue, 5.00% due 4/1/2016	NR/AA	6,000,000	5,877,960
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	Aa3/AA	6,000,000	6,291,720
Michigan State COP, 5.00% due 9/1/2031 put 9/1/2011 (Insured: MBIA)	A2/AA	6,000,000	6,278,460
Michigan State HFA, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A1/A+	1,000,000	977,250
Michigan State Strategic Fund, 5.00% due 10/15/2017 (Insured: Assured Guaranty)	Aaa/AAA	2,000,000	2,047,140

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Michigan State Strategic Fund, 4.85% due 9/1/2030 put 9/1/2011 (Detroit Edison Co.; Insured: AMBAC)	Aa3/NR	$2,075,000	$2,093,011

MINNESOTA — 0.95%

Dakota County Community Development Agency Multi Family Housing, 5.00% due 11/1/2017 (Commons on Marice)	NR/NR	1,150,000	1,032,965
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligated Group)	Baa1/BBB	1,000,000	1,012,680
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligated Group)	Baa1/BBB	1,500,000	1,507,500
Minneapolis St. Paul Metropolitan Airports, 5.00% due 1/1/2017 (Insured: AMBAC)	Aa3/AA	8,005,000	8,249,953

MISSISSIPPI — 0.20%

Gautier Utility District Systems, 5.50% due 3/1/2012 (Insured: FGIC)	NR/NR	1,020,000	1,065,329
Mississippi Development Bank Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,565,000	1,443,196

MISSOURI — 0.36%

Missouri Development Finance Board Healthcare Facilities, 4.80% due 11/1/2012 (Lutheran Home Aged; LOC: Commerce Bank)	Aa2/NR	1,275,000	1,287,062
Missouri State Health & Educational Facilities Authority, 5.00% due 6/1/2011 (SSM Healthcare Corp.)	NR/AA-	1,000,000	1,026,050
Springfield Public Utilities COP, 5.00% due 12/1/2013 (Insured: MBIA)	A1/AA	2,000,000	2,120,240

MONTANA — 1.44%

Forsyth PCR, 5.00% due 10/1/2032 put 12/30/2008 (Avista Corp.; Insured: AMBAC)	Aa3/AA	11,440,000	11,396,643
Forsyth PCR, 5.20% due 5/1/2033 put 5/1/2009 (Portland General)	Baa1/A	4,385,000	4,401,882
Montana Facilities Finance Authority, 5.00% due 1/1/2015 (Benefis Health Systems; Insured: Assured Guaranty)	NR/AAA	1,000,000	1,026,920
Montana Facilities Finance Authority, 5.00% due 1/1/2016 (Benefis Health Systems; Insured: Assured Guaranty)	NR/AAA	1,000,000	1,017,570

NEBRASKA — 0.68%

Madison County Hospital Authority, 5.25% due 7/1/2010 (Faith Regional Health Services; Insured: Radian)	NR/BBB+	1,455,000	1,484,915
Madison County Hospital Authority, 5.50% due 7/1/2012 (Faith Regional Health Services; Insured: Radian)	NR/BBB+	1,625,000	1,724,515
Omaha Public Power District Electric Systems, 5.00% due 2/1/2013	Aa1/AA	5,000,000	5,269,650

NEVADA — 1.78%

Clark County Improvement District, 5.00% due 12/1/2015 (Insured: AMBAC)	Aa3/AA	1,915,000	1,979,650
Clark County School District GO, 5.00% due 6/15/2015 (Insured: MBIA)	Aa2/AA	1,000,000	1,043,860
Department of Business & Industry, 7.25% due 12/1/2033 put 10/1/2008 (Nevada Cancer Institute; LOC: Bank of America) (daily demand notes)	NR/NR	12,000,000	12,000,000
Las Vegas Special Local Improvement District, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,615,000	1,652,064
Reno Hospital Revenue, 5.25% due 6/1/2014 (Washoe Medical Center; Insured: FSA)	Aaa/AAA	1,000,000	1,036,440
Reno Hospital Revenue, 5.25% due 6/1/2016 (Washoe Medical Center; Insured: FSA)	Aaa/AAA	1,100,000	1,130,734
Reno Hospital Revenue, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: FSA)	Aaa/AAA	1,000,000	1,006,330
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2010 (Insured: Radian)	NR/BBB+	1,000,000	1,018,450
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2011 (Insured: Radian)	NR/BBB+	1,285,000	1,311,317

NEW HAMPSHIRE — 0.81%

Manchester Housing & Redevelopment Authority, 6.05% due 1/1/2012 (Insured: ACA)	Baa3/NR	1,500,000	1,505,145
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2016 (Southern NH Health Systems)	NR/A-	1,260,000	1,230,793
New Hampshire Health & Educational Facilities, 5.00% due 10/1/2017 (Southern NH Health Systems)	NR/A-	1,000,000	963,840

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: MBIA)	Aa3/AA	$2,985,000	$3,127,265
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: MBIA)	Aa3/AA	3,130,000	3,246,342

NEW JERSEY — 2.11%

Hudson County COP, 7.00% due 12/1/2012 (Insured: MBIA)	A2/AA	1,000,000	1,117,420
Hudson County COP, 6.25% due 12/1/2014 (Insured: MBIA)	A2/AA	1,500,000	1,662,660
New Jersey EDA, 5.00% due 11/15/2011 (Seabrook Village)	NR/NR	1,000,000	972,920
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	942,450
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2012 (Insured: FGIC)	Baa2/BBB	7,375,000	7,584,376
New Jersey State Transit Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	Aa3/AA	5,000,000	5,261,250
New Jersey State Transit Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	Aa3/AA	7,650,000	8,134,781
Tobacco Settlement Financing Corp., 6.125% due 6/1/2024 refunded to various dates	Aaa/AAA	475,000	495,202

NEW MEXICO — 1.27%

Farmington PCR, 5.25% due 5/1/2024 put 10/1/2008 (LOC: Barclays Bank) (daily demand notes)	VMIG1/A-1+	9,300,000	9,300,000
New Mexico Finance Authority State Office Building Tax, 5.00% due 6/1/2013 pre-refunded 6/1/2011	Aa1/AAA	1,325,000	1,394,284
New Mexico Highway Commission Tax, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	Aa2/AAA	4,865,000	5,112,434

NEW YORK — 4.32%

Hempstead Town IDA Resource Recovery, 5.00% due 12/1/2008 (American Ref-Fuel; Insured: MBIA)	A2/AA	1,000,000	1,004,300
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/BBB+	3,910,000	3,775,222
New York City GO, 5.20% due 8/1/2017 put 10/1/2008 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	400,000	400,000
New York City IDA, 5.00% due 6/1/2010 (Lycee Francais de New York; Insured: ACA)	Baa1/BBB	1,175,000	1,179,829
New York City IDA, 5.25% due 6/1/2011 (Lycee Francais de New York; Insured: ACA)	Baa1/NR	2,215,000	2,221,778
New York City IDA, 5.25% due 6/1/2012 (Lycee Francais de New York; Insured: ACA)	Baa1/NR	2,330,000	2,316,253
New York City Transitional Finance Authority, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,303,850
New York City Transitional Finance Authority, 5.00% due 11/1/2014	Aa1/AAA	2,000,000	2,125,120
New York City Transitional Finance Authority, 5.00% due 11/1/2015	Aa1/AAA	1,500,000	1,587,255
New York State Dormitory Authority Mental Health Services Facilities Improvement, 5.00% due 8/15/2010 (Insured: MBIA)	A1/AA	1,600,000	1,657,568
New York State Dormitory Authority, 5.50% due 7/1/2012 (South Nassau Community Hospital)	Baa1/NR	1,820,000	1,873,836
New York State Dormitory Authority, 5.50% due 7/1/2013 (South Nassau Community Hospital)	Baa1/NR	1,500,000	1,541,460
New York State Dormitory Authority, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aa3/AA	4,000,000	4,143,480
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2012 (Insured: SONYMA)	Aa1/NR	2,000,000	2,050,380
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	4,600,000	4,715,874
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,537,785
New York State Dormitory Authority, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: FHA & FSA)	Aaa/AAA	3,650,000	3,874,658
New York State Thruway Authority Service Contract, 5.50% due 4/1/2013 (Local Highway & Bridge; Insured: XLCA)	A1/AA-	1,000,000	1,055,770
New York City GO, 7.00% due 11/1/2026 put 10/1/2008 (Insured: FSA) (daily demand notes)	VMIG1/A-1+	500,000	500,000
Oneida County IDA, 6.00% due 1/1/2009 (Faxton Hospital; Insured: Radian)	NR/BBB+	710,000	713,628
Port Authority 148th, 5.00% due 8/15/2017 (Insured: FSA)	Aaa/AAA	4,725,000	4,937,200
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013	A1/AA-	3,160,000	3,162,749
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013 (Insured: XLCA)	A1/AA-	2,000,000	2,001,740

NORTH CAROLINA — 3.47%

Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2016 (Carolinas Health Network)	Aa3/AA-	3,420,000	3,509,672

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2017 (Carolinas Health Network)	Aa3/AA-	$2,000,000	$2,033,520
North Carolina Eastern Municipal Power Agency, 5.375% due 1/1/2011	Baa1/BBB+	3,000,000	3,067,680
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2012	Baa1/BBB+	650,000	661,993
North Carolina Eastern Municipal Power Agency, 5.50% due 1/1/2012	Baa1/BBB+	1,100,000	1,128,501
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2013	Baa1/BBB+	1,055,000	1,072,988
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2016 (Insured: AMBAC)	Aa3/AA	1,700,000	1,712,206
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC)	Aa3/AA	7,500,000	7,913,025
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 (Insured: Assured Guaranty)	Aaa/AAA	3,000,000	3,041,460
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 (Correctional Facilities)	Aa1/AA+	2,400,000	2,445,384
North Carolina Medical Care Commission, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: FSA/FHA 242)	Aaa/AAA	1,000,000	1,046,950
North Carolina Municipal Power Agency, 6.00% due 1/1/2010 (Catawba Electric; Insured: MBIA)	A2/AA	2,400,000	2,477,256
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric)	A2/A-	2,505,000	2,638,416
North Carolina Municipal Power Agency, 6.375% due 1/1/2013 (Catawba Electric)	A2/A-	1,000,000	1,042,940
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A2/A-	3,000,000	3,099,120
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 (Correctional Facilities)	Aa1/AA+	5,000,000	5,147,000
University of North Carolina Systems Pool Revenue, 5.00% due 4/1/2012 (Insured: AMBAC)	Aa3/AA	1,030,000	1,093,077

NORTH DAKOTA — 0.13%

Ward County Health Care Facilities, 5.00% due 7/1/2013 (Trinity Obligated Group)	NR/BBB+	1,560,000	1,559,220

OHIO — 2.15%

Akron COP, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,000,000	3,167,370
Akron COP, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	NR/AAA	2,000,000	2,107,940
Cleveland Cuyahoga County Port Authority, 6.00% due 11/15/2010	NR/NR	1,730,000	1,766,693
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: MBIA)	Aa3/NR	1,000,000	1,066,040
Hudson City GO, 6.35% due 12/1/2011 (Library Improvement)	Aa1/NR	1,400,000	1,531,950
Mahoning Valley Sanitary District, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,305,759
Mahoning Valley Sanitary District, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	800,969
Montgomery County, 6.00% due 12/1/2008 (Catholic Health Initiatives)	Aa2/AA	2,250,000	2,262,488
Montgomery County, 6.00% due 12/1/2009 (Catholic Health Initiatives)	Aa2/AA	2,385,000	2,471,695
Montgomery County, 6.00% due 12/1/2010 (Catholic Health Initiatives)	Aa2/AA	1,530,000	1,611,564
Montgomery County, 4.10% due 10/1/2041 put 11/10/2011 (Catholic Health Initiatives)	Aa2/AA	2,500,000	2,550,225
Ohio State Unlimited Tax GO, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,121,400
Reading Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute; Insured: Radian)	NR/BBB+	975,000	982,186

OKLAHOMA — 1.27%

Comanche County Hospital Authority, 5.00% due 7/1/2011 (Insured: Radian)	A3/BBB+	1,000,000	1,015,070
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	A3/BBB+	1,340,000	1,331,625
Jenks Aquarium Authority First Mortgage, 5.50% due 7/1/2010 (ETM)	A2/NR	225,000	231,543
Oklahoma DFA Health, 5.00% due 8/15/2017 (Integris Baptist Medical Center)	Aa3/AA-	2,400,000	2,362,560
Oklahoma DFA Hospital, 5.25% due 12/1/2011 (Duncan Regional Hospital)	NR/A	1,215,000	1,256,067
Oklahoma DFA Hospital, 5.25% due 12/1/2012 (Duncan Regional Hospital)	NR/A	1,330,000	1,370,618
Oklahoma DFA Hospital, 5.25% due 12/1/2013 (Duncan Regional Hospital)	NR/A	1,350,000	1,387,557
Oklahoma DFA, 5.75% due 6/1/2011 (Oklahoma Hospital Association; Insured: AMBAC)	Aa3/AA	740,000	794,131
Oklahoma State Industrial Authority, 5.00% due 7/1/2016 (Medical Research Foundation)	A1/NR	1,165,000	1,153,851
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation)	A1/NR	1,075,000	1,068,958
Oklahoma State Industrial Authority, 6.00% due 8/15/2010 pre-refunded 8/15/2009 (Integris Health Systems; Insured: MBIA)	Aa3/AAA	190,000	197,872
Oklahoma State Industrial Authority, 6.00% due 8/15/2010 pre-refunded 8/15/2009 (Integris Health Systems; Insured: MBIA)	Aa3/AA	2,150,000	2,237,526

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Oklahoma State Municipal Power Authority, 3.875% due 1/1/2025 put 7/1/2012 (Insured: FSA)	Aaa/AAA	$1,355,000	$1,366,965

OREGON — 0.17%

Oregon State Department Administrative Services COP, 5.00% due 11/1/2014 (Insured: FGIC)	Aa3/AA-	1,000,000	1,051,470
Oregon State Department Administrative Services COP, 5.00% due 11/1/2015 (Insured: FGIC)	Aa3/AA-	1,000,000	1,049,930

PENNSYLVANIA — 2.42%

Allegheny County Hospital Development Authority, 6.30% due 5/1/2009 (South Hills Health System) (ETM)	Baa2/NR	410,000	419,385
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	Aa3/AA-	3,000,000	2,914,860
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	Aa3/AA-	1,000,000	971,620
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	NR/AA	1,915,000	1,992,136
Geisinger Authority Health Systems, 5.50% due 8/15/2009 (Penn State Geisinger Health)	Aa2/AA	1,000,000	1,011,890
Northampton County IDA, 5.35% due 7/1/2010 (Moravian Hall Square; Insured: Radian)	NR/BBB+	1,200,000	1,201,008
Pennsylvania Higher Educational Facilities Authority, 5.00% due 6/1/2015	Baa2/BBB	1,200,000	1,171,488
Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: FSA)	Aaa/AAA	3,000,000	3,152,760
Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: FSA)	Aaa/AAA	3,315,000	3,443,091
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2016	A2/A-	1,500,000	1,519,815
Philadelphia Parking Authority Revenue, 5.00% due 9/1/2017	A2/A-	1,020,000	1,021,632
Pittsburgh GO, 5.00% due 9/1/2012 (Insured: MBIA)	A2/AA	3,415,000	3,514,650
Pittsburgh GO, 5.50% due 9/1/2014 (Insured: AMBAC)	Aa3/AA	2,000,000	2,075,860
Pittsburgh GO, 5.25% due 9/1/2016 (Insured: FSA)	Aaa/AAA	3,000,000	3,130,710
Sayre HFA, 5.25% due 7/1/2011 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	Aa3/AA	1,400,000	1,449,196
Sayre HFA, 5.25% due 7/1/2012 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	Aa3/AA	1,000,000	1,038,500

RHODE ISLAND — 0.63%

Providence GO, 5.50% due 1/15/2012 (Insured: FGIC)	A3/A	1,880,000	1,981,764
Rhode Island COP, 5.00% due 10/1/2014 (Providence Plantations; Insured MBIA)	A1/AA	1,000,000	1,048,550
Rhode Island State Economic Development Corp., 5.75% due 7/1/2010 (Providence Place Mall; Insured: Radian)	NR/BBB+	1,115,000	1,145,752
Rhode Island State Health & Education Building Corp., 4.50% due 9/1/2009 (Butler Hospital; LOC: Bank of America)	NR/AA+	1,960,000	1,998,357
Rhode Island State Health & Education Building Corp., 5.25% due 7/1/2014 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,565,000	1,606,520

SOUTH CAROLINA — 1.61%

Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	Baa3/BBB	7,975,000	7,721,555
Greenville County School District, 5.25% due 12/1/2015 (Building Equity Sooner Tomorrow)	Aa3/AA	1,000,000	1,035,820
Greenwood County Hospital Facilities, 5.00% due 10/1/2013 (Self Regional Healthcare; Insured: FSA) (2)	Aaa/AAA	2,000,000	2,096,340
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,041,300
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,032,220
South Carolina Jobs Economic Carealliance, 5.00% due 8/15/2014	Aaa/AAA	4,000,000	4,045,000
South Carolina Jobs Economic Carealliance, 5.00% due 8/15/2015	Aaa/AAA	3,000,000	2,993,430

SOUTH DAKOTA — 0.09%

South Dakota State Health & Educational Facilities Authority, 5.50% due 9/1/2011 (Rapid City Regional Hospital; Insured: MBIA)	A1/AA	1,100,000	1,157,145

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TENNESSEE — 1.42%

Knox County Health, Educational, & Housing Facilities, 5.00% due 4/1/2017 (University Health Systems)	NR/BBB+	$3,130,000	$3,003,298
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,436,763
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2014	Aa3/AA-	975,000	882,940
Tennessee Energy Acquisition Corp., 5.00% due 9/1/2015	Aa3/AA-	3,000,000	2,649,990
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	A2/AA-	5,000,000	4,242,200
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	Aa3/AA-	5,000,000	4,200,600
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	Aa3/AA-	1,450,000	1,179,923

TEXAS — 13.04%

Amarillo Health Facilities Corp., 5.50% due 1/1/2011 (St. Anthony’s Hospital Corp.; Insured: FSA)	Aaa/NR	1,350,000	1,411,803
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus)	Aa3/AA+	1,500,000	1,546,410
Austin Water & Wastewater, 5.00% due 5/15/2014 (Insured: AMBAC)	Aa3/AA	2,890,000	3,035,800
Austin Water & Wastewater, 5.00% due 5/15/2015 (Insured: AMBAC)	Aa3/AA	1,520,000	1,595,362
Bexar County Housing Finance Corp. Multi Family Housing, 5.00% due 1/1/2011 (American Opportunity Housing; Insured: MBIA)	A2/NR	1,800,000	1,848,078
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: MBIA)	A2/AA	2,415,000	2,385,320
Cedar Hill ISD GO, 0% due 8/15/2010 (Guaranty: PSF)	NR/AAA	440,000	404,202
Clint ISD GO, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,795,064
Clint ISD GO, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,155,000	1,208,881
Collin County Limited Tax Improvement GO, 5.00% due 2/15/2016	Aaa/AAA	1,465,000	1,555,112
Corpus Christi Business & Job Development Corp., 5.00% due 9/1/2012 (Arena Project; Insured: AMBAC)	Aa3/AA	1,025,000	1,054,909
Corpus Christi Utility Systems, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	4,780,000	4,895,150
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	Aa3/AA	1,160,000	1,151,404
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	Aa3/AA	1,260,000	1,250,663
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	Aa3/AA	1,935,000	1,894,249
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	Aa3/AA	2,035,000	1,992,143
Dallas County Texas Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	Aa3/AA	2,175,000	2,095,243
Duncanville ISD GO, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,568,240
Duncanville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	1,102,833
Fort Worth Water & Sewer, 5.25% due 2/15/2011 (Tarrant & Denton County)	Aa2/AA	1,390,000	1,459,820
Grapevine Colleyville ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	6,668,214
Grapevine GO, 5.25% due 2/15/2012 (Insured: FGIC)	NR/AA-	2,005,000	2,007,747
Harris County Health Facilities Development Corp. Thermal Utility, 5.45% due 2/15/2011 (Teco; Insured: AMBAC)	Aa3/AA	3,000,000	3,064,890
Harris County Health Facilities Development Corp. Thermal Utility, 5.00% due 11/15/2015 (Teco; Insured: MBIA)	Aa3/AA	1,500,000	1,531,710
Harris County Hospital District, 5.75% due 2/15/2011 pre-refunded 8/15/2010 (Insured: MBIA)	A1/AA	10,000,000	10,473,300
Harris County Hospital District, 5.75% due 2/15/2012 pre-refunded 8/15/2010 (Insured: MBIA)	A1/AA	3,000,000	3,141,990
Harris County Hospital District Senior Lien, 5.00% due 2/15/2014 (Insured: MBIA)	A1/AA	1,275,000	1,309,973
Harris County Hospital District Senior Lien, 5.00% due 2/15/2017 (Insured: MBIA)	A1/AA	1,500,000	1,509,195
Harris County Sports Authority Senior Lien, 0% due 11/15/2010 (Insured: MBIA)	A2/AA	3,260,000	3,013,153
Houston ISD Public West Side, 0% due 9/15/2014 (Insured: AMBAC)	Aa3/AA	6,190,000	4,773,790
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	NR/AAA	2,170,000	1,427,903
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	Aaa/AAA	1,000,000	672,780
Keller ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/AAA	1,250,000	1,085,075
Laredo GO, 5.00% due 2/15/2018 (Insured: MBIA)	A1/AA	2,000,000	2,052,600
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aa3/AA	1,660,000	1,726,251
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aa3/AA	1,745,000	1,817,452
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aa3/AA	1,835,000	1,912,639
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aa3/AA	1,930,000	2,009,419

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Mesquite ISD GO, 0% due 8/15/2011 pre-refunded 8/15/2010 (Guaranty: PSF)	NR/AAA $	1,865,000	$1,669,828
Mesquite ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	1,200,000	1,069,752
Midlothian ISD GO, 0% due 2/15/2009 (Guaranty: PSF) (ETM)	Aaa/NR	570,000	564,152
Midlothian ISD GO, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	630,000	623,486
Midtown Redevelopment Authority, 6.00% due 1/1/2010 (Insured: Radian)	A3/A-	700,000	717,927
Midtown Redevelopment Authority, 6.00% due 1/1/2011 (Insured: Radian)	A3/A-	740,000	769,260
North Central Health Facility Development, 5.00% due 5/15/2017 (Baylor Health Care System)	Aa2/AA-	5,000,000	4,937,050
North East ISD GO, 5.00% due 8/1/2016	Aaa/AAA	2,000,000	2,106,060
Red River Authority PCR, 5.20% due 7/1/2011 (Southwestern Public Service; Insured: AMBAC)	Aa3/AA	1,050,000	1,049,118
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: MBIA)	Aa1/AAA	3,000,000	3,168,930
Sam Rayburn Municipal Power Agency, 5.50% due 10/1/2012	Baa2/BBB-	6,000,000	6,047,040
Spring Branch ISD GO, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	550,215
Spring Texas ISD GO, 5.00% due 8/15/2028 (Insured: FSA)	Aaa/AAA	10,000,000	10,112,700
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2014	Aa3/AA-	1,180,000	1,190,266
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2016	Aa3/AA-	2,280,000	2,249,266
Tarrant County Cultural Educational Facilities, 5.00% due 8/15/2017	Aa3/AA-	2,000,000	1,952,160
Tarrant County Health Facilities Development Corp., 6.00% due 11/15/2009 (Adventist/Sunbelt Health System) (ETM)	A1/NR	650,000	675,727
Tarrant County Health Facilities Development Corp., 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System)	A1/NR	730,000	787,239
Texarkana Health Facilities Development Corp., 5.75% due 10/1/2008 (Wadley Regional Medical Center; Insured: MBIA)	A2/AA	1,500,000	1,500,105
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: MBIA)	A2/AA	1,000,000	821,620
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: Assured Guaranty)	Aaa/AAA	10,000,000	10,223,500
Texas State Affordable Housing Corp., 4.85% due 9/1/2012 (Insured: MBIA)	A2/AA	1,595,000	1,527,404
Texas State Public Finance Authority, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (State Preservation; Insured: FSA)	Aaa/AAA	1,000,000	1,030,540
Texas State Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University Financing; Insured: MBIA)	A2/NR	1,305,000	1,362,081
Texas State Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University Financing; Insured: MBIA)	A2/NR	1,450,000	1,510,624
Tomball Hospital Authority, 5.00% due 7/1/2013	Baa3/NR	1,460,000	1,435,078
Travis County Health Facilities Development Corp., 5.75% due 11/15/2008 (Ascension Health; Insured: MBIA)	Aa1/AA	2,300,000	2,308,717
Travis County Health Facilities Development Corp., 5.75% due 11/15/2010 (Ascension Health; Insured: MBIA)	Aa1/AA	2,000,000	2,074,460
Washington County Health Facilities Development Corp., 5.35% due 6/1/2009 (Trinity Medical Center; Insured: ACA)	NR/NR	445,000	441,640
Washington County Health Facilities Development Corp., 5.75% due 6/1/2019 (Trinity Medical Center; Insured: ACA)	NR/NR	3,840,000	3,568,781
Weslaco GO Waterworks & Sewer System, 5.25% due 2/15/2019 (Insured: MBIA)	A2/AA	2,835,000	2,916,648
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,599,874

UTAH — 0.52%

Intermountain Power Agency Supply, 5.00% due 7/1/2012 (ETM)	A2/AA	4,355,000	4,359,878
Salt Lake County Municipal Building Authority, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,547,010
Utah State Board of Regents Auxiliary Systems & Student Fee, 5.00% due 5/1/2010	NR/AA	510,000	526,906

VIRGINIA — 0.77%

Alexandria IDA, 5.75% due 10/1/2008 (Institute for Defense; Insured: AMBAC) (ETM)	Aa3/AA	1,070,000	1,070,075
Alexandria IDA, 5.75% due 10/1/2009 (Institute for Defense; Insured: AMBAC) (ETM)	Aa3/AA	1,130,000	1,168,431
Alexandria IDA, 5.75% due 10/1/2010 (Institute for Defense; Insured: AMBAC) (ETM)	Aa3/AA	1,195,000	1,267,513

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Chesterfield County IDA PCR, 5.50% due 10/1/2009 (VEPCO)	Baa1/A-	$1,500,000	$1,504,065
Norton IDA Hospital Improvement, 5.75% due 12/1/2012 (Norton Community Hospital; Insured: ACA)	NR/NR	1,460,000	1,486,630
Suffolk Redevelopment Housing Authority, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac; Collateralized: FNMA)	Aaa/NR	3,000,000	3,083,400

WASHINGTON — 2.78%

Chelan County Public Utilities, 0% due 6/1/2014 (Insured: MBIA)	Aa2/AA	2,000,000	1,552,040
Energy Northwest Washington Electric, 5.375% due 7/1/2013 (Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,100,040
Energy Northwest Washington Electric, 5.00% due 7/1/2017 (Number 3)	Aaa/AA-	5,470,000	5,625,785
Snohomish County Public Utilities District, 5.00% due 12/1/2015 (Insured: FSA)	Aaa/AAA	5,015,000	5,227,335
Washington State GO, 0% due 1/1/2018 (Insured: FGIC)	Aa1/AA+	4,000,000	2,526,000
Washington State GO, 0% due 1/1/2019 (Insured: FGIC)	Aa1/AA+	3,000,000	1,772,310
Washington State HFA, 5.25% due 8/1/2018 (Insured: FSA 242)	NR/AA	8,095,000	8,140,737
Washington State HFA, 5.50% due 12/1/2009 (Providence Services; Insured: MBIA) (ETM)	A2/AA	1,500,000	1,553,655
Washington State HFA, 5.00% due 7/1/2013 (Overlake Hospital; Credit Support: Assured Guaranty)	Aaa/AAA	1,000,000	1,034,950
Washington State Public Power Supply Systems, 5.40% due 7/1/2012 (Nuclear Number 2; Insured: FSA)	Aaa/AAA	1,300,000	1,390,805
Washington State Public Power Supply Systems, 0% due 7/1/2013 (Nuclear Number 3; Insured: MBIA-IBC)	Aaa/AA	1,760,000	1,453,954
Washington State Public Power Supply Systems, 0% due 7/1/2015 (Nuclear Number 3; Insured: MBIA-IBC)	Aaa/AA	3,000,000	2,216,190

WEST VIRGINIA — 0.30%

Harrison County Nursing Facility, 5.625% due 9/1/2010 (Salem Health Care Corp.; LOC: Fleet Bank)	NR/NR	170,000	170,202
Kanawha, Mercer, Nicholas, Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/2014	Aaa/NR	2,260,000	1,616,669
West Virginia EDA PCR, 4.85% due 5/1/2019 (Appalachian Power Company)	Baa2/BBB	1,000,000	972,480
West Virginia EDA PCR, 4.85% due 5/1/2019 (Pollution Control)	Baa2/BBB	1,000,000	972,480

WISCONSIN — 1.33%

Bradley PCR, 6.75% due 7/1/2009 (Owens Illinois Solid Waste) (ETM)	NR/B	1,500,000	1,549,005
Wisconsin State Health & Educational Facilities Authority, 5.40% due 8/15/2013 (Sorrowful Mother Corp.; Insured: MBIA)	A2/AA	4,000,000	4,003,160
Wisconsin State Health & Educational Facilities Authority, 5.50% due 8/15/2019 (Sorrowful Mother Corp.; Insured: MBIA)	A2/AA	11,000,000	11,000,440

WYOMING — 0.29%

West Park Hospital District, 5.90% due 7/1/2010 (Insured: ACA)	NR/NR	1,200,000	1,200,036
Wyoming Farm Loan Board, 0% due 4/1/2009	NR/AA+	2,500,000	2,463,101

TOTAL INVESTMENTS — 98.24% (Cost $1,229,953,273)			$1,220,724,507

OTHER ASSETS LESS LIABILITIES — 1.76%			21,878,897

NET ASSETS — 100.00%			$1,242,603,404

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	When-issued security.
(2)	Segregated as collateral for a when-issued security.

Certified Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2008

Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HUD	Department of Housing & Urban Development
IDA	Industrial Development Authority
ISD	Independent School District
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

34    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 19, 2008

Certified Annual Report    35

EXPENSE EXAMPLE
Thornburg Limited Term Municipal Fund	September 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2008 and held until September 30, 2008.

	Beginning Account Value 3/31/08	Ending Account Value 9/30/08	Expenses Paid During Period† 3/31/08–9/30/08
Class A Shares
Actual	$1,000.00	$993.20	$4.32
Hypothetical*	$1,000.00	$1,020.67	$4.38

Class C Shares
Actual	$1,000.00	$991.10	$5.72
Hypothetical*	$1,000.00	$1,019.26	$5.80

Class I Shares
Actual	$1,000.00	$994.80	$2.67
Hypothetical*	$1,000.00	$1,022.33	$2.70

†	Expenses are equal to the annualized expense ratio for each class (A: 0.87%; C: 1.15%; and I: 0.53%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36    Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Municipal Fund	September 30, 2008 (Unaudited)

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2008 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)	(0.02)%	1.79%	3.17%	5.41%
C Shares (Incep: 9/1/94)	0.77%	1.80%	2.98%	3.54%
I Shares (Incep: 7/5/96)	1.88%	2.44%	3.68%	4.16%

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Barclays Capital Five-Year Municipal Bond Index is a rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report    37

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position held with Fund Year elected	Principal occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 62 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO to 2007 and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 52 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 63 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 67 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 62 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Beijing, China (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust) None

Susan H. Dubin, 59 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 54 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).

James W. Weyhrauch, 49 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

38    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2008

Name, Age, Position held with Fund Year elected	Principal occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 45 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 69 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 41 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 38 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 37 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 45 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 40 Vice President since 1999	Co-Portfolio Manager, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 38 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 42 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 34 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 50 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 38 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    39

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Thomas Garcia, 37 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 37 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004.	Not applicable

Connor Browne, 29 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 34 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004.	Not applicable

Lewis Kaufman, 32 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

Christopher Ryon, 52 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 33 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 48 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP to 2007.	Not applicable

Jack Gardner, 54 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of fourteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fourteen Funds of the Trust. Each Trustee oversees the fourteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fourteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

40    Certified Annual Report

OTHER INFORMATION
Thornburg Limited Term Municipal Fund	September 30, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2008, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered effects of recent market and economic events on the Fund and the Advisor’s responses to these events in view of the Fund’s investment objectives and policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees recalled their observations that the value of comparisons of the Fund’s investment performance to fund categories, and in particular to broad based securities indices, is limited because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting investments for other funds and indices, and the largely theoretical character of fixed income security indices.

Certified Annual Report     41

OTHER INFORMATION, CONTINUED
Thornburg Limited Term Municipal Fund	September 30, 2008 (Unaudited)

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations over various periods. The Trustees noted in this regard that the Fund’s investment returns had exceeded the returns of one of the categories of municipal debt mutual funds selected by an independent mutual fund analyst firm in each of the last 11 calendar years, that the Fund’s investment returns fell within the top quartile of performance of the same category for the one, three, five and ten year periods ended in the second quarter of the current year, and that the Fund’s investment returns fell within the top half of performance of a second category for the one year period and the top quartile for the three, five, and ten year periods. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient, and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, a comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to average and median fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other similar mutual funds. The Trustees observed that the management fee charged by the Advisor to the Fund was higher to a small degree than the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio fell between and was generally comparable to the average and median expense ratios for the same fund group. The Trustees noted their previous observations respecting fee rates charged by the Advisor to other types of investment management clients, and their conclusion that the fee rates charged to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services required.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor from its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

42    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    45

Message from the CEO

October 15, 2008

Dear Shareholder:

We have all seen liquidation sales, when a retailer (or any other business) closes its doors and auctions off its assets. Though liquidation sales may be sad for the seller, these events often stir excitement among buyers. Seasoned shoppers – those who are knowledgeable about what the merchandise being liquidated “usually” costs – become particularly excited about finding and buying good-quality items at cut-rate prices. Rarely does someone else’s liquidation sale prompt us as consumers to liquidate our own holdings of clothing, appliances, housing or cars – even if we might have paid more for the same or similar assets in the recent past. On the contrary, consumers usually buy more – to the extent that they can come up with the cash. Liquidation sales are always for cash.

In recent weeks, we have witnessed many investors having exactly the opposite reaction to liquidation sales of financial assets – they are drawn to join the selling frenzy, rather than look for bargains to buy. The liquidation sales have been made by various holders of financial assets – investment banks, banks, hedge funds, investment funds, etc. These holders are either going out of business due to debt-leveraged capital structures, or are forced to shrink the sizes of their portfolios due to customer defections. (NOTE: Thornburg mutual funds have NO leverage. They are 100% funded by equity shares purchased by their shareholders.) It is strange to observe that many investors who hold diversified portfolios of financial assets suddenly feel a need to compete with the forced sellers in a crowded, noisy marketplace – thereby forcing prices even lower! But, that is exactly what has happened in early October of 2008.

We have been asked whether we have EVER seen this kind of environment before, with some questioners reminding that we are too young to have been managing investment portfolios during the 1930s. We were not around for the 1930s, but we HAVE experienced market meltdowns.

Consider the “Asian Debt Crisis” of 1997 and 1998. That environment included many of the same elements as the current macroeconomic environment in the United States:

•	Over-borrowing by banks and consumers;

•	Lenders withdrawing funds from burdened borrowers;

•	Clumsy governmental efforts to shore up weakened financial institutions and asset prices;

•	Declining stock and bond prices;

•	Frantic selling by unnerved owners of financial assets.

To quantify one financial benchmark, the KOSPI (Korean) Stock Index (see Exhibit 1) declined by more than 85% from .89246 to ..19580 (expressed in $US) between June 14th 1997 and June 16th 1998.

The media reports about the financial problems facing the United States now are most negative. The 1997/98 stories about Asia were even worse. Consider the headlines shown on the following page regarding Korea from that period.

46    This page is not part of the Annual Report.

Sound familiar? Some of the actors are new, but the current financial crisis is really a re-run of a “debt bubble” story we have seen several times in the past.

Investors ask, “Are we at the bottom yet?” Though there are many opinions about this, nobody really knows the answer. What we do know is that risk financial assets in the United States and throughout the world are cheaper than they usually are, because prices have declined sharply during 2008. By virtue of this cheapness, we believe that the probabilities of favorable financial outcomes for today’s buyers of significant financial assets are much improved compared to most times. We have the same belief for current holders of significant financial assets who resist the urge to sell.

Let’s return to the case of Korea and the KOSPI Index of leading Korean stocks from the time of the Asian debt crisis. Measured in $US, the KOSPI traded over the entire period from February 2007 to August 1, 2008 above 1.5 (see preceding Exhibit 1). It traded most of the last half of 2007 above 2! Do you appreciate stories of equity portfolios that increase in value by more than 5 times within a decade? In hindsight, everyone reading these words would probably have been DELIGHTED to have purchased the KOSPI Index at any price near its 1998 $US average of .29101, given the 2007 rise in value of this very same index to more than 1.5, and then more than 2! It wasn’t necessary to catch the absolute bottom (.19580) in order to have a very satisfactory investment outcome. And what company stocks were in the KOSPI Index, then and now? … utilities, banks, manufacturers, retailers, consumer goods producers, etc. These are IMPORTANT assets, not just abstractions. The equities of firms in the major U.S. market indices are also important financial assets, with significant intrinsic value.

In 1998, corrections from equity market bottoms happened VERY QUICKLY. Korea’s KOSPI Index gained 104% (from .22426 to .46515) between October 8th and December 31, 1998. In the U.S., the S&P 500 Index gained more than 28% over the same 84-day period.

Headlines from 1997–1998

“Despite a World Class Economy, A Nation Senses Decline,” The New York Times, 2/4/97

“For Decades, Easy Money Fueled Big Business in Asia. Now, Banks Are Sinking and a Huge Bill is Coming Due,” Business Week, 2/24/97

“Debt and Corruption Cases Take Toll On South Korea as Growth Slows,” The Washington Post, 4/20/97

“Government Extends Rescue Loan To Korea First Bank,” BBC, 9/5/97

“End of the ‘Asian Miracle’,” The Washington Post, 9/10/97

“South Korea’s Economic Crisis is Set to Get Worse,” International Herald Tribune, 11/6/97

“Asian Turmoil Strikes South Korea; Stocks Log Biggest One Day Drop; Tokyo, Hong Kong Also Hit,” The Washington Post, 11/8/97

“South Korea Yields to Bailout; GOP Lawmakers Raising Questions About Extent of U.S. Role in Rescue,” Dallas Morning News, 12/4/97

“Seoul Crisis Worsens As More Banks Close,” The New York Times, 12/11/97

“One Korean Certainty: No More Business as Usual,” The New York Times, 1/4/98

“In Hindsight, Signs of Asian Debt Crisis Appear Clear; Bank Loan Problems In 1996 Exposed Mountains of Debt, Shook Investor Confidence,” The Washington Post, 1/4/98

“Grim Assessment by U.N. of Asia Crisis,” The New York Times, 12/3/98

For investors who are not FORCED to sell financial assets today, it is probably best to avoid liquidating unnecessarily into a marketplace occupied by few buyers, many forced sellers, and rattled everyday investors who have become caught up in the drama. For investors who have a bit of cash, we believe it is wise to buy what the forced sellers (and their sympathizers) are selling today. The forced liquidations will run their course and the bargains associated with these liquidations will vanish.

Sincerely,

Brian McMahon
CEO and Chief Investment Officer

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $43 billion. Founded in 1982, the firm manages six equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $141 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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Waste not,
Wait not

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management®

800.847.0200

Distributor:

Thornburg Securities Corporation®

800.847.0200

TH858

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2 This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders, they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Glossary

Barclays Capital Five-Year Municipal Bond Index – A rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

KOSPI Index – A comprehensive capitalization weighted index that tracks the continuous price performance of all common stocks listed on the Korea Stock Exchange.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tender Option Bond Programs (TOB) – Programs that allow investors to leverage their assets by borrowing at short-term rates and investing in higher yielding longer-term bonds.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

	CUSIPS	NASDAQ SYMBOLS
CLASS A	885-215-426	LTCAX
CLASS C	885-215-418	LTCCX
CLASS I	885-215-392	LTCIX

This page is not part of the Annual Report. 3

Thornburg California Limited Term Municipal Fund

At Thornburg, our approach to fixed-income management is based on the premise that investors in our bond funds seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, which named Thornburg Investment Management its 2008 Best Fixed-Income Fund Family.

We apply time-tested techniques to manage risk and provide attractive returns. These include

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

CO-PORTFOLIO MANAGERS

Josh Gonze, George Strickland, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 1.01%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses for Class A shares do not exceed 0.99%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from February 19, 1987 through September 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2008

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)
Without Sales Charge	1.42%	2.52%	2.01%	2.99%	4.66%
With Sales Charge	(0.07)%	2.02%	1.70%	2.84%	4.59%

30-DAY YIELDS

As of September 30, 2008

	Annualized Distribution Rate	SEC Yield	SEC Taxable Equivalent Yield
A Shares	3.52%	3.30%	5.60%
C Shares	3.24%	3.06%	5.19%
I Shares	3.88%	3.71%	6.29%

See page 25 for all share class total returns.

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2008

Number of Bonds	93
Duration	4.1 Yrs

A Shares:

Net Asset Value	$12.49
Maximum Offering Price	$12.68
SEC Taxable equivalent yields assume a 35% marginal federal tax rate and a 9.3% state of California marginal tax rate. Portions of the income of the Fund may be subject to the alternative minimum tax.

4 This page is not part of the Annual Report.

THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND VERSUS

LIPPER CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of September 30, 2008

We are often asked to compare Thornburg California Limited Term Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are discussed below. Investors in the Thornburg California Limited Term Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg California Limited Term Municipal Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg California Limited Term Municipal Fund has an average maturity of normally less than five years. Interest dividends paid by the Fund or by California tax-exempt money market funds are generally exempt from federal income tax and (for residents of California) state income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg California Limited Term Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg California Limited Term Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper California Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt California money market mutual funds. You cannot invest in a category average.

This page is not part of the Annual Report. 5

Thornburg California Limited Term Municipal Fund

September 30, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6 Certified Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager	October 14, 2008 Dear Shareholder:

We are pleased to present the Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the Class A shares decreased by 24 cents per share to $12.49 during the twelve months ended September 30, 2008. If you were with us for the entire period, you received dividends of 42.3 cents per share. If you reinvested your dividends, you received 43.0 cents per share. Dividends per share were lower for Class C and higher for Class I.

Josh Gonze Co-Portfolio Manager

In last year’s annual report letter, we wrote about higher yields and lower prices for municipal bonds. We also wrote about attractive valuations relative to Treasury bonds and the larger spreads between yields on high and low quality bonds. At the time, we thought that these relationships would eventually revert back to their long-term averages. We still believe that will happen, but in the meantime, the extreme has become the norm. Tax-free bonds from issuers like Harvard University and the state of Texas are selling for yields 20% higher than Treasury bond yields! Tax adjusted, those are typically junk bond spreads. Meanwhile, anything with a hint of credit risk is suffering from reduced liquidity and enlarged spreads.

Are investors really worried about the solvency of Harvard University? For that matter, are investors really worried about major problems infecting investment-grade municipal bonds, with long-term average default rates of approximately 0.1%? The economy is almost surely suffering through a prolonged recession and it is indeed a time for careful diligence, but the current sell-off is not primarily credit related. We believe that what we are currently witnessing is primarily a result of massive de-leveraging.

Christopher Ihlefeld Co-Portfolio Manager

Over most of this decade, it has been relatively easy to buy long-term municipal bonds on a leveraged basis with borrowed money, typically through something called a Tender Option Bond (TOB) program. This structure was quite profitable and predictable as long as cheap and easy financing was available via money market funds. Thus the TOB trade became very popular among hedge funds, proprietary trading desks, and some mutual funds (not ours). The size of bond positions in TOB programs is not reliably tracked, but reasonable estimates placed it at about $300 billion at the peak, almost 12% of the municipal bond market. Starting last year, and accelerating this year, money market fund appetite for exotic derivatives such as TOB floating rate securities went south. As more and more funds got rid of them or demanded higher yields, financing costs spiked. That squeeze, plus margin calls due to lower bond prices, meant that many players had to unwind their programs by selling bonds into a saturated market.

Large scale selling from leveraged investors wouldn’t be a problem if it was met with large scale buying, but insurance companies and mutual funds, two traditional pillars of the municipal bond market, are not currently aggressive buyers. Individual investors are buying lots of bonds, a healthy sign, but their demand will take time to absorb the waves of selling from leveraged investors. In the meantime, bond prices have been getting pushed lower as yields go higher.

Certified Annual Report 7

Letter to Shareholders

Continued

When will it stop? We don’t exactly know, but we believe that the de-leveraging process in the municipal market is more than half over. After the smoke clears, we expect investors to focus on the safety and security, relative value, and tax-exempt nature of investment-grade municipal bonds. In a world where marginal tax rates are likely to be rising for wealthy Americans, this should lead to significant out-performance of municipal bonds going forward.

The Class A shares of your Fund produced a total return of 1.42% at NAV over the twelve month period ended September 30, 2008, compared to a 3.72% return for the Barclays Capital Five-Year Municipal Bond Index. Over the last year, short-term municipal bonds have performed better than intermediate and long maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next 10 years, so it has significant exposure to bonds whose maturities are longer than five years. Since those bonds generally underperformed, the Fund underperformed the Index.

% of Portfolio Maturing		Cumulative % Maturing
1 year =	10.6%	Year 1 =	10.6%
1 to 2 years =	7.5%	Year 2 =	18.1%
2 to 3 years =	5.2%	Year 3 =	23.3%
3 to 4 years =	13.6%	Year 4 =	36.9%
4 to 5 years =	8.2%	Year 5 =	45.1%
5 to 6 years =	9.2%	Year 6 =	54.3%
6 to 7 years =	7.8%	Year 7 =	62.1%
7 to 8 years =	10.4%	Year 8 =	72.5%
8 to 9 years =	13.5%	Year 9 =	86.0%
Over 9 years =	14.0%	Over 9 Years =	100.0%

Percentages can and do vary. Data as of 9/30/08.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 90 municipal obligations from all over the state. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The U.S. economy is almost certainly in the midst of a significant recession at the moment. Frozen credit markets, mounting job losses, an enormous erosion of wealth in real estate and equity markets have finally brought the American consumer to his knees. Meanwhile, many foreign economies are reeling, leading to reduced demand for U.S. exports. Luckily, most non-financial corporate balance sheets were quite strong coming into the current environment and some industries are experiencing healthy growth. However, this must be tempered by reduced government spending at the state and local level. Meanwhile, the federal government is priming the pumps of our financial system as fast as it can. We believe that the massive life lines given to our nation’s banks, insurance companies, and money market funds will eventually lead to more stability in the financial markets, easier financing terms for companies and individuals, and should ultimately get the housing market back on its feet. However, there are long-term implications. Tighter regulation of derivative markets, mortgage origination and securitization, and the use of financial leverage are all necessary in order to preserve our country’s reputation as a fair place to invest. Furthermore, most or all of the money flooding the capital markets from the U.S. Treasury needs to be returned to taxpayers, and our current ballooning budget deficits need to be reigned in and reduced. If not, we face the longer term risks of higher inflation, a declining currency, and reduced growth prospects.

The state of California is facing large revenue shortfalls in the current fiscal year due to reduced sales taxes, motor fuel taxes, and corporate income taxes. Income and capital gains taxes will also be lower due to real estate and stock market losses, as well as rising unemployment. After a record 85 day stand-off, the governor and state

8 Certified Annual Report

legislature managed to patch together a nominally balanced budget that features a number of accounting gimmicks and projected revenues from securitization of the state lottery, among other solutions. Some of the changes will probably make next year’s budget harder to balance. Many local governments and other issuers of municipal bonds entered the current downturn with solid balance sheets and significant financial reserves. We expect those issuers to outperform other issuers in a very discriminating bond market, and have tried to target them for your portfolio. It is indeed an important time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 90% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2008

ASSETS
Investments at value (cost $125,207,591) (Note 2)	$124,286,542
Cash	170,956
Receivable for investments sold	580,000
Receivable for fund shares sold	197,204
Interest receivable	1,554,808
Prepaid expenses and other assets	127

Total Assets	126,789,637

LIABILITIES
Payable for securities purchased	2,084,040
Payable for fund shares redeemed	672,052
Payable to investment advisor and other affiliates (Note 3)	80,495
Accounts payable and accrued expenses	45,718
Dividends payable	108,260

Total Liabilities	2,990,565

NET ASSETS	$123,799,072

NET ASSETS CONSIST OF:
Net unrealized depreciation on investments	$(921,049)
Accumulated net realized gain (loss)	(653,516)
Net capital paid in on shares of beneficial interest	125,373,637

$123,799,072

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($66,022,686 applicable to 5,287,706 shares of beneficial interest outstanding - Note 4)	$12.49
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.68

Class C Shares:
Net asset value and offering price per share * ($15,962,875 applicable to 1,277,410 shares of beneficial interest outstanding - Note 4)	$12.50

Class I Shares:
Net asset value, offering and redemption price per share ($41,813,511 applicable to 3,345,576 shares of beneficial interest outstanding - Note 4)	$12.50

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

10 Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2008

INVESTMENT INCOME:
Interest income (net of premium amortized of $708,271)	$4,933,076

EXPENSES:
Investment advisory fees (Note 3)	574,423
Administration fees (Note 3)
Class A Shares	83,713
Class C Shares	17,902
Class I Shares	16,796
Distribution and service fees (Note 3)
Class A Shares	167,425
Class C Shares	143,214
Transfer agent fees
Class A Shares	25,142
Class C Shares	9,834
Class I Shares	6,181
Registration and filing fees
Class A Shares	56
Class C Shares	56
Class I Shares	56
Custodian fees (Note 3)	51,959
Professional fees	25,968
Accounting fees	2,411
Trustee fees	1,401
Other expenses	16,282

Total Expenses	1,142,819
Less:
Expenses reimbursed by investment advisor (Note 3)	(4,498)
Distribution fees waived (Note 3)	(71,608)
Fees paid indirectly (Note 3)	(22,359)

Net Expenses	1,044,354

Net Investment Income	3,888,722

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	186,069
Net change in unrealized appreciation (depreciation) of investments	(2,621,401)

Net Realized and Unrealized Loss	(2,435,332)

Net Increase in Net Assets Resulting From Operations	$1,453,390

See notes to financial statements.

Certified Annual Report 11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$3,888,722	$3,986,590
Net realized gain (loss) on investments	186,069	(164,310)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(2,621,401)	(238,410)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,453,390	3,583,870
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,220,961)	(2,494,459)
Class C Shares	(437,867)	(471,252)
Class I Shares	(1,229,894)	(1,020,879)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	137,530	(13,105,346)
Class C Shares	1,822,538	(2,300,630)
Class I Shares	10,723,886	3,635,455

Net Increase (Decrease) in Net Assets	10,248,622	(12,173,241)
NET ASSETS:
Beginning of year	113,550,450	125,723,691

End of year	$123,799,072	$113,550,450

See notes to financial statements.

12 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2008

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of California. Because the Fund invests primarily in municipal obligations originating in California, the Fund’s share value may be more sensitive to adverse economic or political developments in that state.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities

Certified Annual Report 13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2008

to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2008, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2008, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $1,282 for Class A shares, $3,197 for Class C shares, and $19 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2008, the Distributor has advised the Fund that it earned commissions aggregating $324 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $221 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2008, are set forth in the Statement of Operations. Distribution fees in the amount of $71,608 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2008, fees paid indirectly were $22,359.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

14 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2008

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,256,600	$16,038,976	414,862	$5,274,076
Shares issued to shareholders in reinvestment of dividends	114,676	1,458,516	131,772	1,673,749
Shares repurchased	(1,362,378)	(17,359,962)	(1,579,257)	(20,053,171)

Net Increase (Decrease)	8,898	$137,530	(1,032,623)	$(13,105,346)

Class C Shares
Shares sold	349,863	$4,463,176	86,180	$1,093,229
Shares issued to shareholders in reinvestment of dividends	26,389	335,881	28,501	362,296
Shares repurchased	(233,249)	(2,976,519)	(295,057)	(3,756,155)

Net Increase (Decrease)	143,003	$1,822,538	(180,376)	$(2,300,630)

Class I Shares
Shares sold	1,606,761	$20,521,258	1,133,498	$14,373,498
Shares issued to shareholders in reinvestment of dividends	73,325	933,060	66,177	841,375
Shares repurchased	(840,081)	(10,730,432)	(910,981)	(11,579,418)

Net Increase (Decrease)	840,005	$10,723,886	288,694	$3,635,455

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $45,210,306 and $37,891,647, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$125,207,591

Gross unrealized appreciation on a tax basis	$1,069,444
Gross unrealized depreciation on a tax basis	(1,990,493)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(921,049)

At September 30, 2008, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2008, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carry forwards expire as follows:

2012	$33,844
2014	148,124
2015	471,548

$653,516

The Fund utilized $21,759 of capital loss carry forwards during the year ended September 30, 2008.

During the year ending September 30, 2008, $192,812 of capital loss carry forwards from prior years expired.

All dividends paid by the Fund for the years ended September 30, 2008 and September 30, 2007, represent exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

Certified Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2008

In order to account for permanent book/tax differences, the Fund decreased accumulated net realized loss by $192,812 and decreased net capital paid in on shares of beneficial interest by $192,812. This reclassification has no impact on the net asset value of the Fund. Reclassifications resulted from expired capital loss carry forwards.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosure about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating the impact, if any, that the adoption of FAS 157 will have on the Fund’s financial statements and related disclosures.

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4:

In September 2008, the Financial Accounting Standards Board issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP 133-1”). FSP 133-1 is effective for any financial report ending after November 15, 2008. FSP 133-1 amends each of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require certain additional disclosures by the sellers of credit derivatives and guarantees. FSP 133-1 also clarifies the effective date of FAS 161. Management is evaluating the impact, if any, that the adoption of FSP 133-1 will have on the Fund’s financial statements and related disclosures.

16 Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30,				Three Months Ended Sept. 30, 2004(a)		Year Ended June 30, 2004
Class A Shares:	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.73	$12.77	$12.79	$13.02	$12.87		$13.20
Income from investment operations:
Net investment income (loss)	0.42	0.43	0.40	0.36	0.08		0.35
Net realized and unrealized gain (loss) on investments	(0.24)	(0.04)	(0.02)	(0.23)	0.15		(0.33)
Total from investment operations	0.18	0.39	0.38	0.13	0.23		0.02
Less dividends from:
Net investment income	(0.42)	(0.43)	(0.40)	(0.36)	(0.08)		(0.35)
Change in net asset value	(0.24)	(0.04)	(0.02)	(0.23)	0.15		(0.33)
NET ASSET VALUE, end of period	$12.49	$12.73	$12.77	$12.79	$13.02		$12.87
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	1.42	3.10	3.06	0.98	1.81		0.13
Ratios to average net assets:
Net investment income (loss) (%)	3.32	3.37	3.17	2.75	2.53	(c)	2.66
Expenses, after expense reductions (%)	1.00	0.99	0.92	1.00	0.99	(c)	0.99
Expenses, after expense reductions and net of custody credits (%)	0.98	0.99	0.87	0.99	0.99	(c)	0.99
Expenses, before expense reductions (%)	1.00	1.01	1.01	1.02	1.05	(c)	1.04
Portfolio turnover rate (%)	34.88	22.71	25.77	26.33	4.18		23.80
Net assets at end of period (thousands)	$66,023	$67,183	$80,589	$111,102	$134,588		$131,158

(a)	The Fund’s fiscal year-end changed to September 30.

(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(c)	Annualized.

See notes to financial statements.

Certified Annual Report 17

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund

	Year ended September 30,				Three Months Ended Sept. 30, 2004(a)		Year Ended June 30, 2004
Class C Shares:	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.74	$12.78	$12.80	$13.03	$12.88		$13.21
Income from investment operations:
Net investment income (loss)	0.39	0.40	0.37	0.32	0.07		0.32
Net realized and unrealized gain (loss) on investments	(0.24)	(0.04)	(0.02)	(0.23)	0.15		(0.33)
Total from investment operations	0.15	0.36	0.35	0.09	0.22		(0.01)
Less dividends from:
Net investment income	(0.39)	(0.40)	(0.37)	(0.32)	(0.07)		(0.32)
Change in net asset value	(0.24)	(0.04)	(0.02)	(0.23)	0.15		(0.33)
NET ASSET VALUE, end of period	$12.50	$12.74	$12.78	$12.80	$13.03		$12.88
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	1.16	2.85	2.80	0.73	1.75		(0.12)
Ratios to average net assets:
Net investment income (loss) (%)	3.06	3.13	2.92	2.50	2.28	(c)	2.41
Expenses, after expense reductions (%)	1.26	1.24	1.18	1.25	1.24	(c)	1.24
Expenses, after expense reductions and net of custody credits (%)	1.24	1.23	1.13	1.24	1.24	(c)	1.24
Expenses, before expense reductions (%)	1.78	1.79	1.83	1.82	1.87	(c)	1.86
Portfolio turnover rate (%)	34.88	22.71	25.77	26.33	4.18		23.80
Net assets at end of period (thousands)	$15,963	$14,449	$16,801	$20,021	$21,941		$22,363

(a)	The Fund’s fiscal year-end changed to September 30.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

See notes to financial statements.

18 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund

	Year Ended September 30,				Three Months Ended Sept. 30, 2004(a)		Year Ended June 30, 2004
Class I Shares:	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.74	$12.78	$12.80	$13.03	$12.89		$13.22
Income from investment operations:
Net investment income (loss)	0.47	0.47	0.44	0.40	0.09		0.39
Net realized and unrealized gain (loss) on investments	(0.24)	(0.04)	(0.02)	(0.23)	0.14		(0.33)
Total from investment operations	0.23	0.43	0.42	0.17	0.23		0.06
Less dividends from:
Net investment income	(0.47)	(0.47)	(0.44)	(0.40)	(0.09)		(0.39)
Change in net asset value	(0.24)	(0.04)	(0.02)	(0.23)	0.14		(0.33)
NET ASSET VALUE, end of period	$12.50	$12.74	$12.78	$12.80	$13.03		$12.89
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	1.77	3.44	3.39	1.31	1.81		0.46
Ratios to average net assets:
Net investment income (loss) (%)	3.66	3.71	3.50	3.09	2.85	(c)	2.99
Expenses, after expense reductions (%)	0.65	0.66	0.66	0.68	0.67	(c)	0.67
Expenses, after expense reductions and net of custody credits (%)	0.63	0.65	0.55	0.67	0.67	(c)	0.67
Expenses, before expense reductions (%)	0.65	0.68	0.71	0.73	0.77	(c)	0.78
Portfolio turnover rate (%)	34.88	22.71	25.77	26.33	4.18		23.80
Net assets at end of period (thousands)	$41,814	$31,918	$28,334	$30,843	$25,728		$22,929

(a)	The Fund’s fiscal year-end changed to September 30.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

See notes to financial statements.

Certified Annual Report 19

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2008

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts)	A3/NR	$435,000	$444,513
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts)	A3/NR	455,000	462,708
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	Aa3/AA	1,830,000	1,999,915
Alvord USD GO, 5.25% due 2/1/2014 (Insured: MBIA)	A2/AA	1,150,000	1,207,293
Bay Area Toll Bridge Revenue, 5.00% due 4/1/2016 (1)	NR/AA	2,075,000	2,187,444
California HFA, 5.00% due 11/15/2011 (Cedars Sinai Medical Center)	A2/NR	1,000,000	1,036,050
California HFA, 5.25% due 10/1/2013 (Kaiser Permanente) (ETM)	NR/AAA	2,000,000	2,023,380
California HFA, 5.125% due 7/1/2022 (Catholic Healthcare West)	A2/A	2,500,000	2,312,325
California Housing Finance Agency, 4.85% due 8/1/2016 (Insured: FSA) (AMT)	Aaa/AAA	1,000,000	965,230
California Housing Finance Agency, 9.875% due 2/1/2017	Aa2/AA-	1,345,000	1,379,983
California Housing Finance Agency, 5.00% due 8/1/2017 (Insured: FSA) (AMT)	Aaa/AAA	980,000	939,448
California Housing Finance Agency, 5.125% due 8/1/2018 (Insured: FSA) (AMT)	Aaa/AAA	1,000,000	957,150
California Mobile Home Park Financing Authority, 4.75% due 11/15/2010 (Rancho Vallecitos; Insured: ACA)	NR/NR	500,000	501,175
California Mobile Home Park Financing Authority, 5.00% due 11/15/2013 (Rancho Vallecitos; Insured: ACA)	NR/NR	570,000	562,379
California PCR Authority Solid Waste Disposal, 6.75% due 7/1/2011 (ETM)	Aaa/NR	1,470,000	1,558,891
California PCR Authority Solid Waste Disposal, 5.25% due 6/1/2023 (AMT)	Baa1/BBB+	2,000,000	1,783,300
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: MBIA)	A2/AA	2,000,000	2,014,840
California State GO, 6.60% due 2/1/2010 (Insured: MBIA)	A2/AA	560,000	588,174
California State GO, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,056,070
California State GO, 5.50% due 3/1/2012 (School Improvements; Insured: FGIC-TCRs)	A1/A+	230,000	231,741
California State GO, 6.25% due 9/1/2012	A1/A+	3,000,000	3,234,030
California State GO, 5.00% due 3/1/2018	A1/A+	1,000,000	1,020,450
California State GO, 3.75% due 5/1/2034 put 10/1/2008 (Daily Kindergarten Univ.; LOC: Citibank/ StateStreet Bank & Trust/National Australia Bank) (daily demand notes)	VMIG1/A-1+	1,100,000	1,100,000
California State GO, 3.75% due 5/1/2034 put 10/1/2008 (Daily Kindergarten Univ.; LOC: Citibank/California State Teachers) (daily demand notes)	VMIG1/A-1+	3,800,000	3,800,000
California State GO Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	A2/AA	1,000,000	1,087,860
California State Public Works Board Lease, 5.50% due 6/1/2010 (Various Universities)	Aa2/AA-	780,000	802,542
California State Public Works Board Lease, 5.00% due 1/1/2015 (Department of Corrections; Insured: AMBAC)	Aa3/AA	2,000,000	2,091,540
California State Public Works Board Lease, 5.00% due 11/1/2015 (Various Universities)	Aa2/AA-	1,000,000	1,052,410
California Statewide Community Development Authority, 5.25% due 8/1/2014 (EAH-East Campus Apartments; Insured: ACA)	Baa1/NR	1,215,000	1,208,706
California Statewide Community Development Authority, 5.50% due 8/15/2014 (Enloe Medical Center; Insured: CA Mtg Insurance)	NR/A+	750,000	783,967
California Statewide Community Development Authority, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente)	NR/A+	2,000,000	2,027,540
California Statewide Community Development Authority COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital; Insured: MBIA)	A2/AA	550,000	583,561

20 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (Kaiser Permanente) (ETM)	Aaa/AAA	$2,785,000	$2,902,248
Central Union High School District Imperial County, 5.00% due 8/1/2012 (Insured: FGIC)	NR/A-	830,000	867,549
Cerritos California Public Financing Authority, 5.00% due 11/1/2014 (Tax Allocation Redevelopment; Insured: AMBAC)	Aa3/AA	1,260,000	1,312,429
Corona Norco USD GO, 0% due 9/1/2017 (Insured: FSA)	Aaa/AAA	1,595,000	1,045,953
Daly City Housing Development Financing Agency, 5.00% due 12/15/2019 (Franciscan Mobile Home Park)	NR/A-	1,815,000	1,702,089
El Monte COP Department of Public Services, 5.00% due 1/1/2009 (Insured: AMBAC)	Aa3/AA	955,000	958,801
Escondido USD GO, 6.10% due 11/1/2011 (Insured: MBIA)	A2/AA	500,000	501,210
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling; Insured: CIFG)	Baa2/BBB	735,000	755,845
Fresno USD GO, 5.00% due 8/1/2009 (Insured: FSA) (ETM)	Aaa/AAA	545,000	549,780
Golden State Tobacco Sec. Corp., 5.50% due 6/1/2043 pre-refunded 6/1/2013	Aaa/AAA	4,000,000	4,263,560
Hawaiian Gardens Redevelopment Agency, 5.50% due 12/1/2008	NR/BBB+	575,000	576,667
High Desert California Memorial Health Care, 5.40% due 10/1/2011	NR/NR	1,920,000	1,915,584
Kern High School District GO, 7.00% due 8/1/2010 (ETM)	Aaa/NR	165,000	178,152
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking; Insured: ACA)	NR/NR	835,000	824,663
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking; Insured: ACA)	NR/NR	435,000	427,588
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2016 (2)	A1/AA-	2,000,000	2,066,400
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	A1/AA	1,400,000	1,465,422
Los Angeles County Schools, 5.00% due 6/1/2016 (Pooled Financing; Insured: MBIA)	A2/AA	1,000,000	1,026,260
Los Angeles County Schools, 5.00% due 6/1/2017 (Pooled Financing; Insured: MBIA)	A2/AA	1,010,000	1,026,342
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles Intl.)	Aa3/AA	2,000,000	1,972,420
Los Angeles Department of Water & Power Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aa3/AA	3,000,000	3,165,540
Los Angeles USD GO, 5.50% due 7/1/2012 (Insured: MBIA)	Aa3/AA	2,500,000	2,684,275
Los Angeles USD GO, 5.00% due 7/1/2018 (Insured: FSA)	Aaa/AAA	2,000,000	2,076,680
Los Angeles Wastewater System, 5.00% due 6/1/2018 (Insured: FGIC)	Aa3/AA	1,000,000	1,006,130
Milpitas California Redevelopment Agency Tax Allocation Area No. 1, 5.00% due 9/1/2015 (Insured: MBIA)	A2/AA	2,000,000	2,079,660
Mojave USD COP, 0% due 9/1/2017 (Insured: FSA)	NR/AAA	1,045,000	657,253
Mojave USD COP, 0% due 9/1/2018 (Insured: FSA)	NR/AAA	1,095,000	641,550
Moorpark Mobile Home Park, 5.80% due 5/15/2010 (Villa Del Arroyo; Insured: ACA)	NR/NR	525,000	533,983
Norwalk California Redevelopment Agency Tax Allocation, 5.00% due 10/1/2014 (Insured: MBIA)	A2/AA	625,000	647,594
Oxnard Financing Authority Solid Waste, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	Aa3/AA	2,115,000	2,104,636
Pomona USD GO, 6.10% due 2/1/2010 (Insured: MBIA)	A2/AA	320,000	331,523
Port Oakland, 5.75% due 11/1/2012 (Airport & Marina Improvements; Insured: FGIC)	A1/A+	2,500,000	2,519,900
Richmond Joint Powers Financing Authority Lease & Gas Tax, 5.25% due 5/15/2013 partially pre-refunded 11/15/2007	NR/A	475,000	475,389
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A2/A	1,000,000	883,550
Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: MBIA)	A2/AA	3,310,000	2,513,713
Sacramento County Sanitation District Financing Authority, 5.75% due 12/1/2009	Aa3/AA	560,000	581,504
San Bernardino County Community Facilities District, 5.10% due 9/1/2011	NR/NR	190,000	191,260
San Bernardino County Community Facilities District, 5.20% due 9/1/2012	NR/NR	205,000	205,726
San Bernardino County Community Facilities District, 5.30% due 9/1/2013	NR/NR	300,000	300,888
San Bernardino County Multi Family Housing, 4.75% due 12/15/2031 put 12/15/2011 (Rolling Ridge LLC; Collateralized: FNMA)	Aaa/NR	3,100,000	3,217,614
San Bernardino County Transportation Authority Sales Tax, 6.00% due 3/1/2010 (Insured: FGIC) (ETM)	NR/NR	380,000	391,662
San Diego County COP, 5.625% due 9/1/2012 (Insured: AMBAC)	Aa3/AA	550,000	556,699
San Diego County COP Developmental Services Foundation, 5.50% due 9/1/2017	Baa1/BB	2,000,000	1,962,240
San Francisco, 5.00% due 6/15/2014 (Laguna Honda Hospital; Insured: FSA)	Aaa/AAA	2,320,000	2,468,503

Certified Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
San Francisco City & County Redevelopment Agency, 0% due 7/1/2010 (George R Moscone Convention Center)	A1/AA-	$1,380,000	$1,302,154
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: FSA)	Aaa/AAA	5,000,000	2,808,000
San Jose Evergreen Community College District GO, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured: AMBAC)	Aa2/AA	2,200,000	1,956,988
San Mateo Flood Control District COP, 5.25% due 8/1/2017 (Colma Creek; Insured: MBIA)	A2/AA	1,000,000	1,011,340
San Mateo USD GO, 0% due 9/1/2019 (Insured: FGIC)	Aa3/AA-	2,000,000	1,125,260
Santa Clara County Financing Authority, 5.00% due 5/15/2017 (Multiple Facilities; Insured: AMBAC)	Aa3/AA	5,000,000	5,172,000
Seal Beach Redevelopment Agency Mobile Home Park, 5.20% due 12/15/2013 (Insured: ACA)	NR/NR	575,000	568,715
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	Aa3/AA	1,060,000	1,084,126
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aa3/AA	350,000	373,804
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aa3/AA	250,000	267,003
Sunnyvale COP, 8.00% due 4/1/2031 put 10/7/2008 (Insured: AMBAC) (weekly demand notes)	Aa3/AA	2,935,000	2,935,000
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	NR/NR	445,000	480,075
Victorville Redevelopment Agency, 5.00% due 12/1/2014 (Bear Valley Road Special Escrow Fund; Insured: FSA)	Aaa/AAA	340,000	352,804
Walnut Valley USD GO, 8.75% due 8/1/2010 (Insured: MBIA) (ETM)	A2/AA	1,000,000	1,110,280
Washington Township Health Care District, 5.00% due 7/1/2009	A3/NR	450,000	455,485
Washington USD COP, 5.00% due 8/1/2017 (New High School; Insured: AMBAC)	Aa3/AA	725,000	741,008
Whittier Solid Waste, 5.375% due 8/1/2014 (Insured: AMBAC)	Aa3/AA	1,000,000	1,001,451

TOTAL INVESTMENTS —100.39% (Cost $125,207,591)			$124,286,542
LIABILITIES NET OF OTHER ASSETS — (0.39)%			(487,470)

NET ASSETS — 100.00%			$123,799,072

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

(1)	Segregated as collateral for a when-issued security.

(2)	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
PCR	Pollution Control Revenue Bond
TCRs	Transferable Custodial Receipts
USD	Unified School District

See notes to financial statements.

22 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 19, 2008

Certified Annual Report 23

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2008 and held until September 30, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/08	Ending Account Value 9/30/08	Expenses Paid During Period† 3/31/08–9/30/08
Class A Shares
Actual	$1,000.00	$995.20	$4.83
Hypothetical*	$1,000.00	$1,020.16	$4.89
Class C Shares
Actual	$1,000.00	$993.90	$6.16
Hypothetical*	$1,000.00	$1,018.82	$6.24
Class I Shares
Actual	$1,000.00	$997.00	$3.09
Hypothetical*	$1,000.00	$1,021.90	$3.13

†	Expenses are equal to the annualized expense ratio for each class (A: 0.97%; C: 1.24%; and I: 0.62%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24 Certified Annual Report

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg California Limited Term Municipal Fund versus Barclays Capital Five-Year Municipal Bond Index and Consumer Price Index (February 19, 1987 to September 30, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2008 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)	(0.07)%	1.70%	2.84%	4.59%
C Shares (Incep: 9/1/94)	0.67%	1.76%	2.67%	3.38%
I Shares (Incep: 4/1/97)	1.77%	2.35%	3.35%	3.82%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares assume deduction of a 0.50% contingent deferred sales charge for the first year only. There is no sales charge for Class I shares.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Barclays Capital Five-Year Municipal Bond Index is a rules-based, market-value-weighted index of the tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report 25

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 62 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO to 2007 and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 52 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 63 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 67 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 62 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Beijing, China (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 59 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 54 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 49 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

26 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 45 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 69 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 41 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 38 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 37 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 45 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 40 Vice President since 1999	Co-Portfolio Manager, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 38 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 42 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 34 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 50 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 38 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report 27

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Thomas Garcia, 37 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 37 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004.	Not applicable

Connor Browne, 29 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 34 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004.	Not applicable

Lewis Kaufman, 32 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

Christopher Ryon, 52 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 33 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 48 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP to 2007.	Not applicable

Jack Gardner, 54 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of fourteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fourteen Funds of the Trust. Each Trustee oversees the fourteen Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fourteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

28 Certified Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX I NFORMATION

For the fiscal year ended September 30, 2008, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the speci-fied information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered and discussed the effects of recent market and economic events on the Fund and the Advisor’s responses to these events in view of the Fund’s investment objectives and policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad-based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income securities indices.

Certified Annual Report 29

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2008 (Unaudited)

In considering the quantitative and comparative performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations. The Trustees further noted in this regard that the Fund’s investment returns for the ten most recent calendar years were somewhat lower in the majority of years than the returns for a category of municipal bond mutual funds assembled by an independent mutual fund analyst firm, but that the Fund’s investment returns for the one and three year periods fell within the top quartile of the same category and within the top half of the category for the five year period, and further, that the Fund’s investment returns fell within the top quartile for the one, three and five year periods for a second category. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, also considered the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other mutual funds. The Trustees observed that the management fee and overall expense ratios for the Fund were higher than average and median fees and expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, but that the differences were not significant in view of their degree and the other factors considered. The Trustees noted their previous observations respecting fee rates charged by the Advisor to other types of investment management clients, and their conclusion that the fee rates charged to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealer firms, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

30 Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report. 31

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32 This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 701/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report. 33

Message from the CEO

October 15, 2008

Dear Shareholder:

We have all seen liquidation sales, when a retailer (or any other business) closes its doors and auctions off its assets. Though liquidation sales may be sad for the seller, these events often stir excitement among buyers. Seasoned shoppers – those who are knowledgeable about what the merchandise being liquidated “usually” costs – become particularly excited about finding and buying good-quality items at cut-rate prices. Rarely does someone else’s liquidation sale prompt us as consumers to liquidate our own holdings of clothing, appliances, housing or cars – even if we might have paid more for the same or similar assets in the recent past. On the contrary, consumers usually buy more – to the extent that they can come up with the cash. Liquidation sales are always for cash.

In recent weeks, we have witnessed many investors having exactly the opposite reaction to liquidation sales of financial assets – they are drawn to join the selling frenzy, rather than look for bargains to buy. The liquidation sales have been made by various holders of financial assets – investment banks, banks, hedge funds, investment funds, etc. These holders are either going out of business due to debt-leveraged capital structures, or are forced to shrink the sizes of their portfolios due to customer defections. (NOTE: Thornburg mutual funds have NO leverage. They are 100% funded by equity shares purchased by their shareholders.) It is strange to observe that many investors who hold diversified portfolios of financial assets suddenly feel a need to compete with the forced sellers in a crowded, noisy marketplace – thereby forcing prices even lower! But, that is exactly what has happened in early October of 2008.

We have been asked whether we have EVER seen this kind of environment before, with some questioners reminding that we are too young to have been managing investment portfolios during the 1930s. We were not around for the 1930s, but we HAVE experienced market meltdowns.

Consider the “Asian Debt Crisis” of 1997 and 1998. That environment included many of the same elements as the current macroeconomic environment in the United States:

•	Over-borrowing by banks and consumers;

•	Lenders withdrawing funds from burdened borrowers;

•	Clumsy governmental efforts to shore up weakened financial institutions and asset prices;

•	Declining stock and bond prices;

•	Frantic selling by unnerved owners of financial assets.

To quantify one financial benchmark, the KOSPI (Korean) Stock Index (see Exhibit 1) declined by more than 85% from .89246 to .19580 (expressed in $US) between June 14th 1997 and June 16th 1998.

The media reports about the financial problems facing the United States now are most negative. The 1997/98 stories about Asia were even worse. Consider the headlines shown on the following page regarding Korea from that period.

34 This page is not part of the Annual Report.

Sound familiar? Some of the actors are new, but the current financial crisis is really a re-run of a “debt bubble” story we have seen several times in the past.

Investors ask, “Are we at the bottom yet?” Though there are many opinions about this, nobody really knows the answer. What we do know is that risk financial assets in the United States and throughout the world are cheaper than they usually are, because prices have declined sharply during 2008. By virtue of this cheapness, we believe that the probabilities of favorable financial outcomes for today’s buyers of significant financial assets are much improved compared to most times. We have the same belief for current holders of significant financial assets who resist the urge to sell.

Let’s return to the case of Korea and the KOSPI Index of leading Korean stocks from the time of the Asian debt crisis. Measured in $US, the KOSPI traded over the entire period from February 2007 to August 1, 2008 above 1.5 (see preceding Exhibit 1). It traded most of the last half of 2007 above 2! Do you appreciate stories of equity portfolios that increase in value by more than 5 times within a decade? In hindsight, everyone reading these words would probably have been DELIGHTED to have purchased the KOSPI Index at any price near its 1998 $US average of .29101, given the 2007 rise in value of this very same index to more than 1.5, and then more than 2! It wasn’t necessary to catch the absolute bottom (.19580) in order to have a very satisfactory investment outcome. And what company stocks were in the KOSPI Index, then and now? … utilities, banks, manufacturers, retailers, consumer goods producers, etc. These are IMPORTANT assets, not just abstractions. The equities of firms in the major U.S. market indices are also important financial assets, with significant intrinsic value.

In 1998, corrections from equity market bottoms happened VERY QUICKLY. Korea’s KOSPI Index gained 104% (from .22426 to .46515) between October 8th and December 31, 1998. In the U.S., the S&P 500 Index gained more than 28% over the same 84-day period.

Headlines from 1997–1998

“Despite a World Class Economy, A Nation Senses Decline,” The New York Times, 2/4/97

“For Decades, Easy Money Fueled Big Business in Asia. Now, Banks Are Sinking and a Huge Bill is Coming Due,” Business Week, 2/24/97

“Debt and Corruption Cases Take Toll On South Korea as Growth Slows,” The Washington Post, 4/20/97

“Government Extends Rescue Loan To Korea First Bank,” BBC, 9/5/97

“End of the ‘Asian Miracle’,” The Washington Post, 9/10/97

“South Korea’s Economic Crisis is Set to Get Worse,” International Herald Tribune, 11/6/97

“Asian Turmoil Strikes South Korea; Stocks Log Biggest One Day Drop; Tokyo, Hong Kong Also Hit,” The Washington Post, 11/8/97

“South Korea Yields to Bailout; GOP Lawmakers Raising Questions About Extent of U.S. Role in Rescue,” Dallas Morning News, 12/4/97

“Seoul Crisis Worsens As More Banks Close,” The New York Times, 12/11/97

“One Korean Certainty: No More Business as Usual,” The New York Times, 1/4/98

“In Hindsight, Signs of Asian Debt Crisis Appear Clear; Bank Loan Problems In 1996 Exposed Mountains of Debt, Shook Investor Confidence,” The Washington Post, 1/4/98

“Grim Assessment by U.N. of Asia Crisis,” The New York Times, 12/3/98

For investors who are not FORCED to sell financial assets today, it is probably best to avoid liquidating unnecessarily into a marketplace occupied by few buyers, many forced sellers, and rattled everyday investors who have become caught up in the drama. For investors who have a bit of cash, we believe it is wise to buy what the forced sellers (and their sympathizers) are selling today. The forced liquidations will run their course and the bargains associated with these liquidations will vanish.

Sincerely,

Brian McMahon
CEO and Chief Investment Officer

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38 This page is not part of the Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

This page is not part of the Annual Report. 39

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH859

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2 This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Glossary

Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

KOSPI Index – A comprehensive capitalization weighted index that tracks the continuous price performance of all common stocks listed on the Korea Stock Exchange.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tender Option Bond Programs (TOB) – Programs that allow investors to leverage their assets by borrowing at short-term rates and investing in higher yielding longer-term bonds.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

	CUSIPS	NASDAQ SYMBOLS
CLASS A	885-215-202	THIMX
CLASS C	885-215-780	THMCX
CLASS I	885-215-673	THMIX

This page is not part of the Annual Report. 3

Thornburg Intermediate Municipal Fund

At Thornburg, our approach to fixed-income management is based on the premise that investors in our bond funds seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, which named Thornburg Investment Management its 2008 Best Fixed-Income Fund Family.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

CO-PORTFOLIO MANAGERS

Josh Gonze, George Strickland, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.99%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from July 22, 1991 through September 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2008

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)
Without Sales Charge	(1.33)%	1.64%	2.15%	3.20%	4.95%
With Sales Charge	(3.32)%	0.96%	1.74%	2.99%	4.83%

30-DAY YIELDS

As of September 30, 2008

	Annualized Distribution Rate	SEC Yield	SEC Taxable Equivalent Yield
A Shares	4.27%	3.79%	5.83%
C Shares	3.96%	3.55%	5.45%
I Shares	4.61%	4.22%	6.49%

See page 33 for all share class total returns.

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2008

Number of Bonds	337
Duration	5.65 Yrs

A Shares:

Net Asset Value	$12.47
Maximum Offering Price	$12.72

SEC Taxable Equivalent Yields assume a 35% marginal federal tax rate. Portions of the income of the Fund may be subject to the alternative minimum tax.

4 This page is not part of the Annual Report.

THORNBURG INTERMEDIATE MUNICIPAL FUND VERSUS

LIPPER TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of September 30, 2008

We are often asked to compare Thornburg Intermediate Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are discussed below. Investors in the Thornburg Intermediate Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 2.00% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Intermediate Municipal Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Intermediate Municipal Fund has an average maturity of normally between three and ten years. Interest dividends paid by the Fund or by tax-exempt money market funds are generally exempt from federal income tax and state income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg Intermediate Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Intermediate Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt money market mutual funds. You cannot invest in a category average.

This page is not part of the Annual Report. 5

Thornburg Intermediate Municipal Fund

September 30, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6 Certified Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager

October 14, 2008

Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 68 cents per share to $12.47 during the twelve months ended September 30, 2008. If you were with us for the entire period, you received dividends of 51.6 cents per share. If you reinvested your dividends, you received 52.5 cents per share. Dividends per share were lower for Class C shares and higher for Class I shares.

Josh Gonze Co-Portfolio Manager

In last year’s annual report letter, we wrote about higher yields and lower prices for municipal bonds. We also wrote about attractive valuations relative to Treasury bonds and the larger spreads between yields on high and low quality bonds. At the time, we thought that these relationships would eventually revert back to their long-term averages. We still believe that will happen, but in the meantime, the extreme has become the norm. Tax-free bonds from issuers like Harvard University and the state of Texas are selling for yields 20% higher than Treasury bond yields! Tax adjusted, those are typically junk bond spreads. Meanwhile, anything with a hint of credit risk is suffering from reduced liquidity and enlarged spreads.

Are investors really worried about the solvency of Harvard University? For that matter, are investors really worried about major problems infecting investment-grade municipal bonds, with long-term average default rates of approximately 0.1%? The economy is almost surely suffering through a prolonged recession and it is indeed a time for careful diligence, but the current sell-off is not primarily credit related. We believe that what we are currently witnessing is primarily a result of massive de-leveraging.

Christopher Ihlefeld Co-Portfolio Manager

Over most of this decade, it has been relatively easy to buy long-term municipal bonds on a leveraged basis with borrowed money, typically through something called a Tender Option Bond (TOB) program. This structure was quite profitable and predictable as long as cheap and easy financing was available via money market funds. Thus the TOB trade became very popular among hedge funds, proprietary trading desks, and some mutual funds (not ours). The size of bond positions in TOB programs is not reliably tracked, but reasonable estimates placed it at about $300 billion at the peak, almost 12% of the municipal bond market. Starting last year, and accelerating this year, money market fund appetite for exotic derivatives such as TOB floating rate securities went south. As more and more funds got rid of them or demanded higher yields, financing costs spiked. That squeeze, plus margin calls due to lower bond prices, meant that many players had to unwind their programs by selling bonds into a saturated market.

Large scale selling from leveraged investors wouldn’t be a problem if it was met with large scale buying, but insurance companies and mutual funds, two traditional pillars of the mu- nicipal bond market – are not currently aggressive buyers. Individual investors are buying lots of bonds, a healthy sign, but their demand will take time to absorb the waves of selling from leveraged investors. In the meantime, bond prices have been getting pushed lower as yields go higher.

Certified Annual Report 7

Letter to Shareholders

Continued

When will it stop? We don’t exactly know, but we believe that the de-leveraging process in the municipal market is more than half over. After the smoke clears, we expect investors to focus on the safety and security, relative value, and tax-exempt nature of investment-grade municipal bonds. In a world where marginal tax rates are likely to be rising for wealthy Americans, this should lead to significant out-performance of municipal bonds going forward.

The Class A shares of your Fund produced a total return of negative 1.33% at NAV over the twelve month period ended September 30, 2008, compared to a positive 0.35% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the last year, short-term municipal bonds have performed better than intermediate and long maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next 20 years, so it has significant exposure to bonds whose maturities are longer than the 7-12 year bonds in the Index. Since those bonds generally underperformed, the Fund under-performed the Index.

% of Portfolio Maturing		Cumulative % Maturing
2 years =	11.2%	Year 2 =	11.2%
2 to 4 years =	10.5%	Year 4 =	21.7%
4 to 6 years =	11.9%	Year 6 =	33.6%
6 to 8 years =	10.9%	Year 8 =	44.5%
8 to 10 years =	12.4%	Year 10 =	56.9%
10 to 12 years =	13.1%	Year 12 =	70.0%
12 to 14 years =	14.3%	Year 14 =	84.3%
14 to 16 years =	7.5%	Year 16 =	91.8%
16 to 18 years =	2.7%	Year 18 =	94.5%
Over 18 years =	5.5%	Over 18 years =	100.0%

Percentages can and do vary. Data as of 9/30/08.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 330 municipal obligations from over 40 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The U.S. economy is almost certainly in the midst of a significant recession at the moment. Frozen credit markets, mounting job losses, an enormous erosion of wealth in real estate and equity markets have finally brought the American consumer to his knees. Meanwhile, many foreign economies are reeling, leading to reduced demand for U.S. exports. Luckily, most non-financial corporate balance sheets were quite strong coming into the current environment and some industries are experiencing healthy growth. However, this must be tempered by reduced government spending at the state and local level. Meanwhile, the federal government is priming the pumps of our financial system as fast as it can. We believe that the massive life lines given to our nation’s banks, insurance companies, and money market funds will eventually lead to more stability in the financial markets, easier financing terms for companies and individuals, and should ultimately get the housing market back on its feet. However, there are long-term implications. Tighter regulation of derivative markets, mortgage origination and securitization, and the use of financial leverage are all necessary in order to preserve our country’s reputation as a fair place to invest. Furthermore, most or all of the money flooding the capital markets from the U.S. Treasury needs to be returned to taxpayers, and our current ballooning budget deficits need to be reigned in and reduced. If not, we face the longer term risks of higher inflation, a declining currency, and reduced growth prospects.

8 Certified Annual Report

Surprisingly, state tax revenues rose 3.6% in the second quarter of 2008 from a year ago, but the gains were boosted by income tax payments on last years’ earnings. Looking forward, we believe that tax revenues will erode appreciably during the balance of 2008 and 2009. Sales tax, corporate income tax, and motor fuel tax collections are already dropping at single digit rates. Given rising unemployment and investment losses, income tax receipts should soon follow suit as they did in 2002. We are also seeing some areas of credit stress in local markets where weak real estate prices and poorly managed balance sheets are causing problems. It is indeed an important time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified and 82% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland Co-Portfolio Manager Managing Director	Josh Gonze Co-Portfolio Manager Managing Director	Christopher Ihlefeld Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2008

ASSETS
Investments at value (cost $546,151,221) (Note 2)	$528,446,567
Cash	244,116
Receivable for investments sold	6,852,688
Receivable for fund shares sold	1,538,878
Interest receivable	7,890,111
Prepaid expenses and other assets	29,302

Total Assets	545,001,662

LIABILITIES
Payable for fund shares redeemed	1,363,552
Payable to investment advisor and other affiliates (Note 3)	366,194
Accounts payable and accrued expenses	93,745
Dividends payable	652,275

Total Liabilities	2,475,766

NET ASSETS	$542,525,896

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(4,864)
Net unrealized depreciation on investments	(17,704,655)
Accumulated net realized gain (loss)	(6,723,663)
Net capital paid in on shares of beneficial interest	566,959,078

$542,525,896

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($311,435,091 applicable to 24,984,491 shares of beneficial interest outstanding - Note 4)	$12.47
Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.72

Class C Shares:
Net asset value and offering price per share * ($59,242,926 applicable to 4,746,730 shares of beneficial interest outstanding - Note 4)	$12.48

Class I Shares:
Net asset value, offering and redemption price per share ($171,847,879 applicable to 13,804,770 shares of beneficial interest outstanding - Note 4)	$12.45

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

10 Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2008

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,635,241)	$26,699,208

EXPENSES:
Investment advisory fees (Note 3)	2,699,084
Administration fees (Note 3)
Class A Shares	412,392
Class C Shares	70,404
Class I Shares	79,002
Distribution and service fees (Note 3)
Class A Shares	824,784
Class C Shares	564,615
Transfer agent fees
Class A Shares	120,650
Class C Shares	23,828
Class I Shares	57,905
Registration and filing fees
Class A Shares	29,026
Class C Shares	22,560
Class I Shares	19,375
Custodian fees (Note 3)	118,258
Professional fees	45,308
Accounting fees	11,334
Trustee fees	8,545
Other expenses	54,942

Total Expenses	5,162,012
Less:
Expenses reimbursed by investment advisor (Note 3)	(56,539)
Distribution fees waived (Note 3)	(225,846)
Fees paid indirectly (Note 3)	(43,741)

Net Expenses	4,835,886

Net Investment Income	21,863,322

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	1,598,830
Net change in unrealized appreciation (depreciation) of investments	(31,001,380)

Net Realized and Unrealized Loss	(29,402,550)

Net Decrease in Net Assets Resulting From Operations	$(7,539,228)

See notes to financial statements.

Certified Annual Report 11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$21,863,322	$19,690,998
Net realized gain on investments	1,598,830	563,541
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(31,001,380)	(6,072,467)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,539,228)	14,182,072
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(13,036,059)	(13,591,786)
Class C Shares	(2,065,179)	(1,928,153)
Class I Shares	(6,762,084)	(4,171,059)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(5,176,838)	(28,841,157)
Class C Shares	8,496,598	(1,015,192)
Class I Shares	55,028,894	37,157,553

Net Increase in Net Assets	28,946,104	1,792,278
NET ASSETS:
Beginning of year	513,579,792	511,787,514

End of year	$542,525,896	$513,579,792

See notes to financial statements.

12 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2008

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Certified Annual Report 13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2008, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2008, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $56,539 for Class C shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2008, the Distributor has advised the Fund that it earned net commissions aggregating $3,322 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $5,599 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2008, are set forth in the Statement of Operations. Distribution fees in the amount of $225,846 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2008, fees paid indirectly were $43,741.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

14 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,450,931	$58,138,441	2,977,070	$39,306,041
Shares issued to shareholders in reinvestment of dividends	626,634	8,132,456	616,657	8,138,336
Shares repurchased	(5,480,272)	(71,447,735)	(5,785,000)	(76,285,534)

Net Increase (Decrease)	(402,707)	$(5,176,838)	(2,191,273)	$(28,841,157)

Class C Shares
Shares sold	1,148,857	$14,986,114	698,647	$9,209,025
Shares issued to shareholders in reinvestment of dividends	104,215	1,353,476	96,425	1,274,036
Shares repurchased	(599,797)	(7,842,992)	(870,144)	(11,498,253)

Net Increase (Decrease)	653,275	$8,496,598	(75,072)	$(1,015,192)

Class I Shares
Shares sold	8,563,318	$111,626,302	4,284,001	$56,206,181
Shares issued to shareholders in reinvestment of dividends	339,488	4,395,192	217,243	2,861,145
Shares repurchased	(4,686,010)	(60,992,600)	(1,660,657)	(21,909,773)

Net Increase (Decrease)	4,216,796	$55,028,894	2,840,587	$37,157,553

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $157,886,120 and $114,764,108, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$546,151,221

Gross unrealized appreciation on a tax basis	$6,634,271
Gross unrealized depreciation on a tax basis	(24,338,926)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(17,704,655)

At September 30, 2008, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2008 the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such losses include losses from the merger of the Thornburg Florida Intermediate Municipal Fund that took place on September 15, 2006. Utilization of these losses may be subject to limitations from the IRS regulations. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carry forwards expire as follows:

2009	$2,374,508
2011	11,597
2012	4,297,982
2013	39,577

$6,723,664

The Fund utilized $1,601,301 capital loss carry forwards during the year ended September 30, 2008.

Certified Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008

During the year ending September 30, 2008 $643,244 capital loss carry forwards from prior years expired.

In order to account for book/tax differences, the Fund decreased accumulated net realized investment loss by $643,244 and decreased net capital paid in on shares of beneficial interest by $643,244. This reclassification has no impact on the net asset value of the Fund. Reclassification resulted from the expiration of a capital loss carry forward.

All dividends paid by the Fund for the year ended September 30, 2008 and September 30, 2007 represent tax exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosure about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating the impact, if any, that the adoption of FAS 157 will have on the Fund’s financial statements and related disclosures.

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4:

In September 2008, the Financial Accounting Standards Board issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP 133-1”). FSP 133-1 is effective for any financial report ending after November 15, 2008. FSP 133-1 amends each of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require certain additional disclosures by the sellers of credit derivatives and guarantees. FSP 133-1 also clarifies the effective date of FAS 161. Management is evaluating the impact, if any, that the adoption of FSP 133-1 will have on the Fund’s financial statements and related disclosures.

16 Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
Class A Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.15	$13.30	$13.33	$13.48	$13.56
Income from investment operations:
Net investment income (loss)	0.52	0.51	0.49	0.49	0.52
Net realized and unrealized gain (loss) on investments	(0.68)	(0.15)	(0.03)	(0.15)	(0.08)
Total from investment operations	(0.16)	0.36	0.46	0.34	0.44
Less dividends from:
Net investment income	(0.52)	(0.51)	(0.49)	(0.49)	(0.52)
Change in net asset value	(0.68)	(0.15)	(0.03)	(0.15)	(0.08)
NET ASSET VALUE, end of year	$12.47	$13.15	$13.30	$13.33	$13.48
RATIOS/SUPPLEMENTAL DATA
Total return (%)(a)	(1.33)	2.74	3.57	2.57	3.29
Ratios to average net assets:
Net investment income (loss) (%)	3.95	3.84	3.74	3.66	3.83
Expenses, after expense reductions (%)	0.96	0.99	0.99	0.99	0.98
Expenses, after expense reductions and net of custody credits (%)	0.95	0.98	0.99	0.99	0.98
Expenses, before expense reductions (%)	0.96	0.99	1.00	1.01	0.98
Portfolio turnover rate (%)	22.00	22.55	18.95	20.06	11.81
Net assets at end of year (thousands)	$311,435	$333,800	$366,702	$362,783	$370,227

(a)	Sales loads are not reflected in computing total return.

See notes to financial statements.

Certified Annual Report 17

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
Class C Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.16	$13.31	$13.34	$13.50	$13.58
Income from investment operations:
Net investment income (loss)	0.48	0.47	0.46	0.46	0.48
Net realized and unrealized gain (loss) on investments	(0.68)	(0.15)	(0.03)	(0.16)	(0.08)
Total from investment operations	(0.20)	0.32	0.43	0.30	0.40
Less dividends from:
Net investment income	(0.48)	(0.47)	(0.46)	(0.46)	(0.48)
Change in net asset value	(0.68)	(0.15)	(0.03)	(0.16)	(0.08)
NET ASSET VALUE, end of year	$12.48	$13.16	$13.31	$13.34	$13.50
RATIOS/SUPPLEMENTAL DATA
Total return (%)	(1.61)	2.48	3.31	2.24	3.02
Ratios to average net assets:
Net investment income (loss) (%)	3.67	3.59	3.49	3.41	3.57
Expenses, after expense reductions (%)	1.25	1.24	1.24	1.25	1.24
Expenses, after expense reductions and net of custody credits (%)	1.24	1.24	1.24	1.24	1.24
Expenses, before expense reductions (%)	1.75	1.78	1.78	1.80	1.78
Portfolio turnover rate (%)	22.00	22.55	18.95	20.06	11.81
Net assets at end of year (thousands)	$59,243	$53,890	$55,497	$55,382	$57,979

See notes to financial statements.

18 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
Class I Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.13	$13.28	$13.31	$13.46	$13.54
Income from investment operations:
Net investment income (loss)	0.56	0.55	0.54	0.53	0.56
Net realized and unrealized gain (loss) on investments	(0.68)	(0.15)	(0.03)	(0.15)	(0.08)
Total from investment operations	(0.12)	0.40	0.51	0.38	0.48
Less dividends from:
Net investment income	(0.56)	(0.55)	(0.54)	(0.53)	(0.56)
Change in net asset value	(0.68)	(0.15)	(0.03)	(0.15)	(0.08)
NET ASSET VALUE, end of year	$12.45	$13.13	$13.28	$13.31	$13.46
RATIOS/SUPPLEMENTAL DATA
Total return (%)	(1.02)	3.06	3.90	2.90	3.61
Ratios to average net assets:
Net investment income (loss) (%)	4.28	4.16	4.07	3.98	4.12
Expenses, after expense reductions (%)	0.64	0.67	0.67	0.67	0.67
Expenses, after expense reductions and net of custody credits (%)	0.63	0.67	0.67	0.67	0.67
Expenses, before expense reductions (%)	0.64	0.73	0.75	0.77	0.75
Portfolio turnover rate (%)	22.00	22.55	18.95	20.06	11.81
Net assets at end of year (thousands)	$171,848	$125,890	$89,589	$52,037	$33,079

See notes to financial statements.

Certified Annual Report 19

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2008

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.64%
Lauderdale County & Florence City Health Care Authority, 5.75% due 7/1/2013 (Coffee Health; Insured: MBIA)	A2/AA	$1,600,000	$1,643,936
University of Alabama at Birmingham Hospital Revenue Series A, 5.25% due 9/1/2025	A1/A+	2,000,000	1,851,860
ALASKA — 0.56%
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: FGIC)	A1/A+	2,470,000	2,524,711
Anchorage GO, 6.00% due 10/1/2012 (Insured: FGIC)	NR/AA	500,000	531,680
ARIZONA — 1.23%
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: MBIA)	Aa3/AA	1,000,000	1,038,710
Pima County IDA, 6.70% due 7/1/2021 (Arizona Charter Schools)	Baa3/NR	2,655,000	2,582,492
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2022	Aa3/AA-	2,000,000	1,558,700
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2028	Aa3/AA-	500,000	381,370
Tucson GO, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	490,088
Tucson GO, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	634,805
ARKANSAS — 0.23%
Jefferson County Hospital Improvement, 5.75% due 6/1/2013 (Jefferson Hospital Association)	NR/A	1,200,000	1,238,832
CALIFORNIA — 3.73%
California HFA, 5.125% due 7/1/2022 (Catholic Healthcare West)	A2/A	1,000,000	984,660
California State Department of Water Resources, 5.05% due 5/1/2022 put 10/1/2008 (LOC: Bayerische Landesbank/West Deutsche Landesbank) (daily demand notes)	VMIG1/A-1+	2,700,000	2,700,000
California State GO, 3.75% due 5/1/2034 put 10/1/2008 (Daily Kindergarten Univ.; LOC: Citibank/ California State Teachers) (daily demand notes)	VMIG1/A-1+	400,000	400,000
California State Public Works Board Lease, 5.00% due 6/1/2017 (Regents of University of California; Insured: FGIC)	Aa2/AA-	2,000,000	2,071,740
California Statewide Community Development Authority, 6.25% due 8/15/2028 (Enloe Medical Center; Insured: CA Mtg. Insurance)	NR/A+	1,050,000	1,062,243
El Camino Hospital District, 6.25% due 8/15/2017 (ETM)	Aa3/AA	1,000,000	1,106,480
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: MBIA)	A2/AA	2,140,000	1,223,695
Irvine Improvement District, 5.05% due 9/2/2025 put 10/1/2008 (LOC: Bank of America) (daily demand notes)	VMIG1/A-1+	2,200,000	2,200,000
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: FSA) (AMT)	Aaa/AAA	1,120,000	1,070,272
Mojave USD COP, 0% due 9/1/2021 (Insured: FSA)	NR/AAA	1,095,000	509,525
Mojave USD COP, 0% due 9/1/2023 (Insured: FSA)	NR/AAA	1,100,000	439,164
Redwood City Redevelopment Project, 0% due 7/15/2023 (Insured: AMBAC)	Aa3/AA	2,060,000	832,508

20 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
San Jose USD COP, 5.00% due 6/1/2021 (Insured: FGIC)	NR/AA-	$1,580,000	$1,510,274
San Mateo USD GO, 0% due 9/1/2019 (Insured: FGIC)	Aa3/AA-	3,000,000	1,687,890
Victor Elementary School District GO, 0% due 8/1/2025 (Insured: FGIC)	A2/A	1,535,000	544,649
Washington USD, 5.00% due 8/1/2022 (New High School; Insured: AMBAC)	Aa3/AA	2,010,000	1,898,485
COLORADO — 5.24%
Adams County, 5.00% due 8/1/2014 (Platte Valley Medical Center; Insured: FHA 242/MBIA)	NR/AA	1,000,000	1,044,920
Adams County Communication Center COP, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,278,599
Arvada IDRB, 5.60% due 12/1/2012 (Wanco Inc.; LOC: US Bank N.A.) (AMT)	NR/NR	450,000	449,973
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,042,200
Central Platte Valley Metropolitan District, 5.00% due 12/1/2031 put 12/1/2009 (LOC: BNP Paribas)	NR/AA+	3,995,000	4,062,755
Colorado Educational & Cultural Facilities, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: XLCA)	NR/A	1,475,000	1,478,820
Denver City & County Airport, 5.50% due 11/15/2015 (Insured: FGIC)	A1/A+	5,000,000	4,990,600
Denver City & County Housing Authority, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: FSA) (AMT)	Aaa/NR	2,555,000	2,271,242
El Paso County School District GO, 7.10% due 12/1/2013 (State Aid Withholding)	Aa3/AA-	500,000	576,490
Madre Metropolitan District GO, 5.375% due 12/1/2026	NR/NR	2,220,000	1,599,532
Murphy Creek Metropolitan District GO, 6.00% due 12/1/2026	NR/NR	2,000,000	1,556,420
North Range Metropolitan District GO, 5.00% due 12/15/2021 (Insured: ACA	NR/NR	1,500,000	1,258,860
Northwest Parkway Public Highway Authority Senior Convertible C, 0% due 6/15/2014 (Insured: FSA) (ETM)	Aaa/AAA	1,005,000	935,153
Plaza Metropolitan District Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,564,900
Public Authority For Colorado Energy Gas Revenue, 6.125% due 11/15/2023 (Guaranty: Merrill Lynch)	A2/A	2,000,000	1,729,180
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	NR/AAA	1,370,000	1,604,311
DELAWARE — 0.27%
Delaware State HFA, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital; Insured: Radian)	NR/BBB+	1,500,000	1,472,100
DISTRICT OF COLUMBIA — 2.06%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC)	Aa2/AA	1,000,000	1,038,830
District of Columbia COP, 5.25% due 1/1/2014 (Insured: FGIC)	A2/A	2,000,000	2,084,540
District of Columbia COP, 5.00% due 1/1/2020 (Insured: FGIC)	A2/A	3,900,000	3,788,616
District of Columbia COP, 5.00% due 1/1/2023 (Insured: FGIC)	A2/A	1,000,000	939,660
District of Columbia GO, 6.00% due 6/1/2015 (Insured: MBIA)	A1/AA	3,000,000	3,325,980
FLORIDA — 11.48%
Broward County Housing Finance Authority Multi Family Housing, 5.40% due 10/1/2011 (Pembroke Park Apartments; Guaranty: Florida Housing Finance Corp.) (AMT)	NR/NR	325,000	328,559
Broward County Resource Recovery, 5.50% due 12/1/2008 (Wheelabrator South)	A3/AA	500,000	502,425
Broward County School Board COP, 5.00% due 7/1/2020 (Insured: FSA)	Aaa/AAA	1,000,000	976,060
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	Aaa/NR	1,000,000	1,038,140
Collier County Housing Finance Authority Multi Family A-1, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms; Collateralized: FNMA)	Aaa/NR	1,000,000	1,034,620
Crossings at Fleming Island Community Development, 5.60% due 5/1/2012 (Insured: MBIA)	A2/AA	1,405,000	1,419,514
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	A2/AA	595,000	596,446
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB-	1,000,000	998,720
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	Aa3/NR	2,860,000	2,896,065
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: FSA)	Aaa/AAA	2,560,000	2,497,766
Florida Board of Education GO Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	905,000	1,034,442

21 Certified Annual Report	Certified Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Florida Board of Education GO Capital Outlay, 5.75% due 6/1/2018	Aa1/AAA	$1,460,000	$1,524,342
Florida Housing Finance Corp., 5.40% due 4/1/2014 pre-refunded 10/1/2010 (Augustine Club Apartments; Insured: MBIA)	Aaa/NR	415,000	444,822
Florida Housing Finance Corp. Homeowner Mtg., 4.80% due 1/1/2016	Aa1/AA+	270,000	272,714
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: MBIA)	A2/AA	2,235,000	2,087,758
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	NR/AA+	2,090,000	2,093,657
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	NR/AA+	2,255,000	2,234,682
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: FGIC)	A1/AA-	1,000,000	1,017,120
Greater Orlando Aviation Authority, 5.25% due 10/1/2017 (Insured: FSA) (AMT)	Aaa/AAA	5,000,000	4,832,000
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	1,100,000	1,043,647
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	1,000,000	948,770
Hillsborough County Assessment Capacity, 5.00% due 3/1/2017 (Insured: FGIC)	A3/A+	1,000,000	1,020,390
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa2/BBB-	1,000,000	980,740
Hillsborough County IDA PCR, 5.65% due 5/15/2018 (Tampa Electric Co.)	Baa2/BBB-	2,000,000	1,925,480
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: XLCA)	Baa1/BBB-	3,000,000	2,813,220
Jacksonville HFA Hospital, 5.75% due 8/15/2014 pre-refunded 8/15/2011	NR/NR	1,000,000	1,032,670
Manatee County Florida, 5.00% due 10/1/2016 (Insured: AMBAC)	Aa3/AA	1,000,000	1,033,320
Marion County Hospital District, 5.00% due 10/1/2022 (Munroe Regional Health)	A2/NR	1,000,000	895,670
Miami Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	Aa3/AA	3,035,000	2,913,054
Miami Dade County School Board COP, 5.25% due 5/1/2022 (Insured: Assured Guaranty)	Aaa/AAA	2,600,000	2,562,664
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	510,000	528,921
Miami GO, 5.375% due 9/1/2015 (Insured: MBIA)	A2/AA	1,000,000	1,045,950
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: MBIA)	A2/AA	440,000	477,017
Orange County HFA, 5.125% due 6/1/2014 (Mayflower Retirement; Insured: Radian)	NR/BBB+	1,000,000	993,530
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: MBIA)	A2/AA	280,000	300,818
Orange County HFA, 6.375% due 11/15/2020 pre-refunded 11/15/2010 (Adventist Health Systems)	A1/NR	1,000,000	1,081,450
Port Everglades Authority, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	5,635,000	5,496,210
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	Aa3/AA-	1,500,000	1,373,205
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	1,000,000	1,013,000
Tampa Bay Water Utilities System Revenue, 5.50% due 10/1/2022 (Insured: FGIC)	Aa3/AA+	2,750,000	2,750,797
Tampa Health Systems, 5.50% due 11/15/2013 (Baycare Health Group; Insured: MBIA)	Aa3/AA	1,050,000	1,115,531
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: FGIC)	NR/NR	1,135,000	1,090,883
GEORGIA — 1.16%
Atlanta Airport Revenue Series B, 6.00% due 1/1/2018 (Insured: FGIC) (AMT)	A1/A+	1,000,000	993,590
Atlanta Tax Allocation, 5.00% due 12/1/2015 (Atlantic Station; Insured: Assured Guaranty)	Aaa/AAA	4,120,000	4,249,121
Georgia Municipal Electric Power Authority, 10.00% due 1/1/2010	A1/A+	230,000	249,570
Main Street Natural Gas Inc., 5.50% due 9/15/2022	A2/A	1,000,000	824,940
HAWAII — 0.39%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: MBIA)	A2/AA	2,000,000	2,120,100
IDAHO — 0.38%
Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co.; LOC: Wells Fargo)	Aaa/NR	2,000,000	2,034,860
ILLINOIS — 7.77%
Chicago Midway Airport Second Lien, 5.00% due 1/1/2019 (Insured: AMBAC)	Aa3/AA	1,210,000	1,107,803
Chicago O’Hare International Airport Revenue Second Lien, 5.75% due 1/1/2018 (Insured: AMBAC)	Aa3/AA	3,000,000	2,944,920
Chicago Tax Increment, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	1,500,000	1,509,990

22 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Chicago Tax Increment, 0% due 11/15/2014 (Near South Redevelopment; Insured: ACA)	NR/NR	$1,340,000	$902,946
Chicago Tax Increment Allocation, 6.50% due 12/1/2008 (Sub Central Loop Redevelopment; Insured: ACA)	NR/NR	1,500,000	1,504,725
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/NR	2,285,000	2,214,622
Cook County School District GO, 0% due 12/1/2022 (ETM)	NR/NR	2,000,000	937,420
Illinois DFA, 6.00% due 11/15/2012 (Adventist Health Group; Insured: MBIA)	A1/AA	2,860,000	3,024,622
Illinois DFA Community Rehab Providers, 5.90% due 7/1/2009	NR/BBB	290,000	292,929
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center)	A2/AA	1,000,000	1,006,700
Illinois Educational Facilities Authority, 5.625% due 10/1/2022 (Augustana College)	Baa1/NR	1,625,000	1,531,140
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 (Rush University Medical Center)	A2/AA	1,000,000	943,180
Illinois Educational Facilities Authority, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum)	A2/A	1,160,000	1,156,102
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: XLCA)	NR/A	1,000,000	937,190
Illinois Finance Authority, 5.00% due 2/1/2027 (Newman Foundation; Insured: Radian)	NR/BBB+	1,220,000	1,014,052
Illinois HFA, 6.00% due 7/1/2011 (Loyola University Health Systems; Insured: MBIA)	A2/AA	1,370,000	1,453,871
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: MBIA) (ETM)	A2/AA	230,000	252,163
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: MBIA)	A2/AA	1,080,000	1,148,688
Illinois HFA, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare)	A2/A	1,250,000	1,313,362
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center; Collateralized: GNMA)	Aaa/NR	905,000	909,815
Illinois HFA Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 (Children’s Memorial Hospital; Insured: AMBAC)	Aa3/AA	1,900,000	1,974,613
Melrose Park Tax Increment, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,079,879
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	2,400,000	2,320,512
Sherman Mortgage, 6.10% due 10/1/2014 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	NR/AAA	1,170,000	1,209,066
Sherman Mortgage, 6.20% due 10/1/2019 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	NR/AAA	1,600,000	1,631,712
Southern Illinois University, 0% due 4/1/2014 (Insured: MBIA)	A1/AA	1,425,000	1,128,173
Southwestern Illinois Development Authority, 0% due 12/1/2024 (Insured: FSA)	NR/AAA	2,975,000	1,155,520
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: FGIC)	A3/NR	1,205,000	1,624,412
University of Illinois, 0% due 4/1/2014 (Insured: MBIA)	Aa3/AA	1,590,000	1,260,154
Will County Community School District GO, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	2,965,000	2,663,904
INDIANA — 6.04%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	895,000	910,806
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology)	NR/NR	1,355,000	1,367,683
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: XLCA)	Aa3/NR	2,495,000	2,541,083
Allen County Redevelopment District, 5.00% due 11/15/2018	A3/NR	1,560,000	1,539,689
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	NR/A+	1,000,000	1,069,520
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	Aa2/AA	1,730,000	1,226,414
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	Aa2/AA	2,000,000	1,008,260
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,578,160
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	1,991,118
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	NR/AA	1,025,000	1,039,688
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: Assured Guaranty)	Aaa/NR	2,290,000	2,217,590
Goshen Chandler School Building, 0% due 1/15/2011 (Insured: MBIA)	A2/AA	1,020,000	939,807
Huntington Economic Development, 6.40% due 5/1/2015 (United Methodist Memorial)	NR/NR	1,000,000	1,000,260
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional; Insured: AMBAC)	Aa3/AA	2,000,000	1,887,480
Indiana Bond Bank Gas Revenue Series A, 5.25% due 10/15/2020	Aa2/NR	5,000,000	4,464,550
Indiana HFA, 5.75% due 9/1/2015 (Methodist Hospital) (ETM)	NR/AAA	575,000	583,556
Lawrence Multifamily Redevelopment Authority, 5.40% due 6/1/2024 put 1/1/2018 (Pinnacle Apartments; Collateralized: FNMA)	NR/AAA	1,500,000	1,469,955
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	NR/AA-	1,000,000	994,780
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	NR/AA-	1,000,000	962,230
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	NR/A	1,000,000	910,080

Certified Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012 pre-refunded 1/15/2012	NR/AA+	$1,200,000	$1,297,704
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	NR/AA+	1,685,000	1,760,606
IOWA — 1.66%
Coralville COP, 5.25% due 6/1/2022	A2/NR	2,980,000	2,736,772
Iowa Finance Authority, 6.00% due 7/1/2012 (Trinity Regional Hospital; Insured: FSA)	Aaa/AAA	820,000	869,364
Iowa Finance Authority, 6.00% due 7/1/2013 (Genesis Medical Center)	A1/NR	1,000,000	1,022,730
Iowa Finance Authority, 5.75% due 12/1/2015 (Trinity Health)	Aa2/AA	1,250,000	1,279,350
Iowa Finance Authority, 6.75% due 2/15/2016 pre-refunded 2/15/2010 (Iowa Health Services)	Aa3/NR	1,000,000	1,064,250
Iowa Finance Authority, 6.00% due 12/1/2018 (Catholic Health Initiatives)	Aa2/AA	2,000,000	2,045,640
KANSAS — 1.62%
Burlington Environmental Improvement, 5.374% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light; Insured: FGIC)	A3/A	2,400,000	2,364,264
Olathe Tax Increment Special Obligation, 5.45% due 9/1/2022 (West Village Center)	NR/NR	1,155,000	1,030,352
Wichita Hospital Revenue, 6.75% due 11/15/2019 (Via Christi Health System)	NR/A+	4,200,000	4,313,274
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: FGIC)	A3/NR	1,030,000	1,072,591
KENTUCKY — 1.26%
Kentucky EDA, 5.85% due 10/1/2015 pre-refunded 10/1/2013 (Norton Healthcare; Insured: MBIA)	A2/AA	1,335,000	1,485,801
Kentucky EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: MBIA)	A2/AA	2,665,000	2,842,809
Kentucky EDA, 5.75% due 12/1/2028 (Louisville Arena; Insured: Assured Guaranty)	Aaa/AAA	1,500,000	1,414,530
Kentucky EDA, 0% due 10/1/2024 (Norton Healthcare; Insured: MBIA)	A2/AA	3,000,000	1,069,530
LOUISIANA — 2.56%
Jefferson Sales Tax District, 5.50% due 12/1/2008 (Insured: AMBAC)	Aa3/AA	1,595,000	1,601,938
Louisiana Local Government Environment Facilities Authority, 5.00% due 3/1/2014 (Independence Stadium)	NR/A	1,000,000	1,021,020
Louisiana Public Facilities Authority, 5.00% due 7/1/2021 (Archdiocese of New Orleans; Insured: CIFG)	Baa2/NR	980,000	888,547
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	Baa3/BBB-	1,500,000	1,351,620
Louisiana Public Facilities Authority, 5.00% due 7/1/2023 (Archdiocese of New Orleans; Insured: CIFG)	Baa2/NR	1,000,000	879,700
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	3,000,000	2,896,650
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: FSA)	Aaa/AAA	1,000,000	958,880
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: FSA)	Aaa/AAA	2,000,000	1,999,820
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2019 (Insured: CIFG)	NR/A+	1,300,000	1,295,125
St. Tammany Parish Sales Tax Revenue, 5.00% due 6/1/2020 (Insured: CIFG)	NR/A+	1,000,000	978,230
MASSACHUSETTS — 0.23%
Massachusetts Housing Finance Agency, 5.05% due 6/1/2010 (Insured: MBIA) (AMT)	A2/AA	290,000	293,167
Massachusetts Housing Finance Agency, 6.125% due 12/1/2011 (Insured: MBIA) (AMT)	Aa2/AA	950,000	962,758
MICHIGAN — 2.84%
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center) (ETM)	Aaa/AAA	650,000	734,812
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: FSA)	Aaa/AAA	1,500,000	1,473,495
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Butterworth Hospital; Insured: MBIA)	A2/AA	840,000	908,384
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	983,216
Michigan State Building Authority, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,450,000	2,513,578
Michigan State Building Authority, 0% due 10/15/2025 (Insured: FGIC)	A1/A+	6,000,000	2,036,160
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Obligated Group)	A1/A+	2,140,000	1,918,638
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A2/A	3,650,000	3,162,287
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: Assured Guaranty)	Aaa/AAA	1,000,000	971,630

24 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Southfield Economic Development Corp., 7.25% due 12/1/2010 (N.W. 12 LP Transcon Builders)	NR/NR	$750,000	$728,670
MINNESOTA — 0.66%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligated Group)	Baa1/BBB	1,000,000	1,000,430
Southern Minnesota Municipal Power Agency, 5.75% due 1/1/2018 pre-refunded to various dates (Insured: MBIA)	A2/AA	700,000	732,816
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2020 (Healthpartners Obligated Group)	Baa1/BBB	1,965,000	1,827,057
MISSISSIPPI — 1.71%
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	1,935,000	1,687,900
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2027 (Lowndes County Industrial Development; Insured: FSA)	Aaa/AAA	2,500,000	2,365,875
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2018 (Insured: XLCA)	Baa2/BBB-	920,000	887,800
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2020 (Insured: XLCA)	Baa2/BBB-	1,000,000	931,600
Mississippi Higher Educational Authority, 7.50% due 9/1/2009 (Guaranty: Student Loans) (AMT)	A2/NR	1,500,000	1,503,780
Mississippi Hospital Equipment & Facilities, 5.25% due 8/1/2026 (Delta Regional Medical Center; Insured: MBIA/FHA)	A2/AA	2,000,000	1,889,200
MISSOURI — 1.41%
Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor)	NR/NR	1,100,000	1,082,015
Missouri Development Finance Board, 5.40% due 11/1/2018 (Lutheran Home for the Aged; LOC: Commerce Bank)	Aa2/NR	2,025,000	1,996,002
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	NR/A+	1,000,000	963,980
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	NR/A+	2,000,000	1,864,160
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	NR/A+	2,000,000	1,760,200
MONTANA — 0.28%
Montana Facilities Financing Authority, 5.00% due 1/1/2022 (St. Luke Community Healthcare)	Aa3/NR	1,595,000	1,501,900
NEBRASKA — 0.55%
Adams County Hospital Authority, 5.00% due 12/15/2023 (Mary Lanning Memorial Hospital; Insured: Radian)	NR/A-	2,000,000	1,817,000
University of Nebraska, 5.00% due 5/15/2022 (Omaha Health)	Aa2/AA-	1,200,000	1,170,192
NEVADA — 0.80%
Las Vegas Special Improvement District, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,110,000	1,135,674
Reno Sparks Indian Colony, 5.00% due 6/1/2021 (LOC: U.S. Bank NA)	NR/NR	1,000,000	844,130
Washoe County GO, 0% due 7/1/2011 (Reno Sparks Convention Center; Insured: FSA)	Aaa/AAA	2,600,000	2,367,638
NEW HAMPSHIRE — 1.60%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian ACA)	Baa3/A	4,990,000	3,266,105
New Hampshire Health & Education Facilities, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	NR/A-	1,000,000	913,550
New Hampshire IDA PCR, 5.90% due 8/1/2018 (CT Light & Power) (AMT)	Baa1/BBB-	1,000,000	968,840
New Hampshire PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	A3/BBB+	3,500,000	3,530,380
NEW JERSEY — 0.03%
New Jersey EDA, 7.50% due 12/1/2019 (Spectrum for Living Development)	NR/NR	180,000	180,535

Certified Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
NEW MEXICO — 1.79%
Farmington PCR, 5.25% due 5/1/2024 put 10/1/2008 (LOC: Barclays Bank) (daily demand notes)	VMIG1/A-1+	$8,400,000	$8,400,000
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,515,000	1,330,821
NEW YORK — 0.54%
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,130,000	1,180,262
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art; Insured: ACA)	NR/NR	875,000	851,568
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing; Insured: SONYMA)	Aa1/NR	850,000	872,176
NORTH CAROLINA — 0.76%
Charlotte-Mecklenberg Hospital Authority, 5.00% due 1/15/2022 (Carolinas Health)	Aa3/AA-	2,000,000	1,910,040
Franklin County COP, 5.00% due 9/1/2022 (Insured: MBIA)	A2/AA	1,500,000	1,444,590
North Carolina Housing Finance Agency SFMR, 6.50% due 9/1/2026	Aa2/AA	760,000	772,988
NORTH DAKOTA — 0.17%
Ward County Health Care Facilities, 5.125% due 7/1/2021 (Trinity Obligated Group)	NR/BBB+	1,000,000	903,650
OHIO — 3.18%
Central Ohio Solid Waste Authority GO, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,540,702
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: Fifth Third Bank)	NR/NR	1,140,000	1,151,719
Deerfield Township Tax Increment, 5.00% due 12/1/2025	A3/NR	1,000,000	875,170
Franklin County Health Care, 6.00% due 11/1/2010 (Heinzerling Foundation; LOC: Banc One)	Aaa/NR	605,000	606,107
Hamilton Wastewater Systems, 5.25% due 10/1/2017 (Insured: FSA)	Aaa/NR	1,500,000	1,560,990
Lorain County Hospital Revenue, 5.625% due 10/1/2016 (Catholic Healthcare)	A1/AA-	1,435,000	1,464,719
Marysville School District COP, 5.25% due 12/1/2017 pre-refunded 6/1/2015 (School Facilities; Insured: MBIA)	A2/AA	2,000,000	2,176,460
North Ridgeville Economic Development, 0% due 2/1/2015 (Lake Ridge Nursing Home; Collateralized: FHA)	NR/AAA	230,000	138,373
Ohio State Air Quality Development Authority, 4.85% due 8/1/2040 (Columbus Southern Power; Insured: MBIA)	A2/AA	1,500,000	1,484,400
Ohio State Air Quality Development Authority, 5.10% due 11/1/2042 (Columbus Southern Power; Insured: MBIA)	A2/AA	3,000,000	3,008,370
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A1/A+	2,200,000	2,243,648
OKLAHOMA — 1.99%
Comanche County Hospital Authority, 5.25% due 7/1/2019 (Insured: Radian)	A3/BBB+	3,345,000	3,145,471
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2011 (Insured: AMBAC)	Aa3/AA	1,125,000	1,018,654
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2013 (Insured: AMBAC)	Aa3/AA	1,485,000	1,220,506
Oklahoma State DFA, 5.40% due 6/1/2013 (Oklahoma Hospital Association; Insured: AMBAC)	Aa3/NR	825,000	879,310
Oklahoma State Industries Authority, 5.50% due 7/1/2023 (OK Medical Research Foundation)	A1/NR	3,730,000	3,517,390
Tulsa IDA, 5.00% due 12/15/2024 (St. Francis Health Systems)	Aa2/AA	1,130,000	1,023,599
OREGON — 0.41%
Forest Grove Campus Improvement, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Pacific University; Insured: Radian)	NR/BBB+	800,000	843,304
Oregon State Housing & Community Services Department Single Family Mtg. Program, 5.35% due 7/1/2018 (AMT)	Aa2/NR	520,000	523,385
Portland Housing Authority, 4.75% due 5/1/2022 (Yards Union Station) (AMT)	Aa2/NR	1,000,000	872,270

26 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
PENNSYLVANIA — 1.45%
Allegheny County Hospital Development, 6.50% due 5/1/2012 pre-refunded 5/1/2010 (South Hills Health Systems)	Baa2/NR	$1,400,000	$1,485,932
Carbon County IDA, 6.65% due 5/1/2010 (Panther Creek Partners)	NR/BBB-	3,050,000	3,084,678
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	784,089
Lancaster County, 0% due 5/1/2014 (Insured: FGIC)	Aa3/NR	795,000	611,379
Lancaster County, 0% due 5/1/2015 (Insured: FGIC)	Aa3/NR	800,000	576,088
Pennsylvania Higher Education Facilities Authority, 5.60% due 11/15/2009 (Allegheny United Hospitals; Insured: MBIA)	A2/AA	500,000	479,390
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	Aa3/AA	2,032,839	855,927
RHODE ISLAND — 0.64%
Rhode Island Health & Education Building Corp., 5.00% due 3/15/2014 (Salve Regina University; Insured: Radian)	NR/BBB+	1,065,000	1,098,026
Rhode Island Health & Education Building Corp., 6.00% due 8/1/2014 (Roger Williams Realty; Credit Support: FHA)	NR/A-	1,000,000	1,038,190
Rhode Island Health & Education Building Corp. Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,325,000	1,347,710
SOUTH CAROLINA — 3.54%
Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A3/A-	2,000,000	1,896,740
Charleston Educational Excellence Financing Corp., 5.25% due 12/1/2020 (Charleston County School District)	A1/AA-	1,855,000	1,833,853
Greenwood School Facilities, Inc., 5.00% due 12/1/2025 (Greenwood School District 50; Insured: Assured Guaranty)	Aaa/AAA	2,400,000	2,254,896
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	A1/NR	1,000,000	971,930
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	A1/NR	1,700,000	1,655,902
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,002,920
Scago Educational Facilities Corp. Spartanburg County, 5.00% due 4/1/2019 (Insured: FSA)	Aaa/AAA	2,740,000	2,764,962
Scago Educational Facilities Corp. Spartanburg County, 5.00% due 4/1/2021 (Insured: FSA)	Aaa/AAA	1,000,000	989,290
South Carolina Housing Finance & Development Authority, 5.875% due 7/1/2022	Aa1/NR	2,265,000	2,141,240
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023	Aa1/NR	1,000,000	911,910
Sumter School Facilities Inc. School District 2, 5.00% due 12/1/2021 (Insured: Assured Guaranty)	Aaa/AAA	2,855,000	2,768,008
TENNESSEE — 1.73%
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Eastowne Partners II Ltd.; Collateralized: FNMA)	NR/AAA	1,955,000	2,023,523
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	A2/AA-	2,500,000	1,912,675
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	Aa3/AA-	7,000,000	5,472,880
TEXAS — 14.10%
Austin Community College District, 5.50% due 8/1/2023 (Round Rock Campus)	Aa3/AA+	2,180,000	2,158,047
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence)	NR/NR	1,250,000	1,385,138
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	NR/BBB	1,000,000	826,400
Bexar County Housing Finance Corp., 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apartments; Insured: MBIA)	A2/NR	620,000	604,475
Bexar County Housing Finance Corp., 5.875% due 4/1/2014 (Honey Creek Apartments; Insured: MBIA)	A2/NR	975,000	955,539

Certified Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (American Opportunity Housing & Colinas; Insured: MBIA)	A2/NR	$600,000	$607,650
Bexar County Housing Finance Corp., 6.125% due 4/1/2020 (Honey Creek Apartments; Insured: MBIA)	A2/NR	1,000,000	946,730
Bexar County Housing Finance Corp., 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apartments; Insured: MBIA)	A2/NR	1,270,000	1,181,100
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (American Opportunity Housing & Colinas; Insured: MBIA)	A2/NR	1,035,000	1,018,782
Bexar County Housing Finance Corp., 6.50% due 12/1/2021 (American Opportunity Housing-Waterford)	Baa2/NR	2,000,000	1,958,280
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2021 (Insured: XLCA)	A3/A	1,300,000	1,247,961
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2022 (Insured: XLCA)	A3/A	2,300,000	2,182,401
Birdville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,480,268
Carroll ISD GO, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	345,000	309,444
Cedar Park Improvement District GO, 5.00% due 2/15/2016 (Insured: MBIA)	A1/AA	1,000,000	1,035,220
Coppell ISD GO, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	1,495,000	1,163,962
Coppell ISD GO, 0% due 8/15/2013 pre-refunded 8/15/2009 (Guaranty: PSF)	NR/AAA	3,505,000	2,738,316
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	Aa3/AA	3,000,000	2,767,020
Duncanville ISD GO, 0% due 2/15/2016 pre-refunded 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,985,000	2,106,276
Duncanville ISD GO, 0% due 2/15/2016 (Guaranty: PSF)	Aaa/AAA	15,000	10,324
Ennis ISD GO, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,625,000	1,389,375
Ennis ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	835,000	708,431
Ennis ISD GO, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	845,000	672,823
Ennis ISD GO, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	855,000	638,283
Gulf Coast Center, 6.75% due 9/1/2020 (Mental Health Retardation Center)	NR/BBB	1,320,000	1,355,389
Hays Consolidated ISD GO, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	5,092,298
Laredo Sports Venue Sales Tax, 5.00% due 3/15/2018 (Insured: AMBAC)	Aa3/AA	2,040,000	2,063,276
Lewisville Combination Contract Special Assessment District, 4.75% due 9/1/2012 (Insured: ACA)	NR/NR	2,055,000	2,001,221
Midlothian ISD GO, 0% due 2/15/2012 (ETM)	Aaa/NR	500,000	443,640
Midlothian ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	500,000	442,905
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	A3/A-	735,000	758,469
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	A3/A-	500,000	513,485
Mission EDA, 6.00% due 8/1/2020 (Solid Waste Management, Inc.)	NR/A-2	3,000,000	2,957,520
Richardson Improvement GO, 5.00% due 2/15/2019 (Insured: MBIA)	Aa1/AAA	2,145,000	2,171,662
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2016	Baa2/BBB-	3,000,000	3,015,840
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	Baa2/BBB-	675,000	658,955
Spring ISD GO, 5.00% due 8/15/2029 (Insured: FSA)	Aaa/AAA	4,000,000	4,045,080
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	A2/A	1,775,000	1,905,338
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt)	A1/NR	3,500,000	3,812,095
Tarrant County Limited Tax GO, 5.00% due 7/15/2023	Aaa/AAA	1,000,000	978,450
Texarkana Health Facilities, 5.75% due 10/1/2011 (Wadely Regional Medical Center; Insured: MBIA)	A2/AA	2,500,000	2,626,975
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company)	Aa1/AA	2,450,000	2,878,603
Texas State Public Finance Authority, 5.00% due 8/15/2023 (Idea Charter School; Insured: ACA)	NR/BBB-	3,100,000	2,572,473
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,026,440
Travis County Health Facilities Development Corp., 5.75% due 11/15/2010 (Ascension Health; Insured: MBIA)	Aa1/AA	2,000,000	2,074,460
Waco Health Facilities Development Corp., 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health)	Aa1/AAA	870,000	913,596
Waco Health Facilities Development Corp., 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health)	Aa1/AAA	1,050,000	1,102,616
UTAH — 0.62%
Salt Lake Valley Fire Services, 5.25% due 4/1/2020	Aa3/NR	1,250,000	1,242,325

28 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	Aa3/NR	$1,000,000	$1,071,400
Utah Housing Finance Authority, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	370,000	371,262
Utah Housing Finance Authority SFMR, 5.85% due 7/1/2015 (Credit Support: FHA)	Aaa/AA	30,000	30,347
Utah State Board of Regents Auxiliary, 5.25% due 5/1/2013	NR/AA	595,000	625,422
VIRGINIA — 1.01%
Amelia County IDA, 4.80% due 4/1/2027 put 4/1/2010 (Waste Management) (AMT)	NR/A-2	2,000,000	1,976,960
Fauquier County IDRB, 5.50% due 10/1/2016 (Insured: Radian)	NR/BBB+	1,000,000	1,005,320
Hanover County IDRB Medical Facilities, 6.00% due 10/1/2021 (ETM)	A2/AA	795,000	796,312
Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	1,635,000	1,672,687
WASHINGTON — 5.34%
King County Housing Authority, 5.20% due 5/1/2028 (Birch Creek Apts.)	NR/AAA	2,400,000	2,259,360
Port Longview Industrial Development Corp. Solid Waste Disposal, 6.875% due 10/1/2008 (Weyerhaeuser Co.) (AMT)	NR/BBB	1,500,000	1,500,090
Skagit County Public Hospital District GO, 5.125% due 12/1/2015 (Insured: MBIA)	A2/NR	1,900,000	1,985,690
Vancouver Downtown Redevelopment Authority, 5.50% due 1/1/2018 (Conference Center; Insured: ACA)	NR/NR	3,500,000	3,245,305
Washington Health Care Facilities, 4.50% due 12/1/2008 (Kadlec Medical Center; Insured: Assured Guaranty)	Aaa/AAA	1,200,000	1,203,648
Washington Health Care Facilities, 5.50% due 12/1/2010 pre-refunded 12/1/2009 (Providence Services; Insured: MBIA)	A2/AA	2,690,000	2,811,131
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services; Insured: MBIA)	Aa2/AA	1,735,000	1,819,113
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services; Insured: MBIA)	Aa2/AA	1,945,000	2,036,707
Washington Health Care Facilities, 6.25% due 12/1/2021 (Group Health Co-op Puget Sound; Insured: MBIA)	A2/NR	3,775,000	3,678,888
Washington Health Care Facilities, 5.25% due 8/15/2024 (Multi Health Services; Insured: FSA)	Aaa/AAA	1,000,000	956,350
Washington Health Care Facilities, 6.25% due 8/1/2028 (Insured: FHA 242)	NR/AA	4,000,000	4,022,920
Washington Housing Finance Commission, 5.60% due 7/1/2011 (Kline Galland Center; Insured: Radian)	NR/BBB+	500,000	508,710
Washington Housing Finance Commission, 6.10% due 1/1/2016 (Seattle Academy; Insured: ACA)	NR/NR	1,040,000	1,038,201
Washington Housing Finance Commission, 5.875% due 7/1/2019 (Kline Galland Center; Insured: Radian)	NR/BBB+	1,000,000	980,020
Washington Public Power Supply, 0% due 7/1/2011	Aaa/AA-	1,000,000	908,910
WEST VIRGINIA — 0.27%
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	Aa3/AA	1,530,000	1,465,786
WISCONSIN — 1.47%
Wisconsin Health & Educational Facilities, 5.40% due 8/15/2013 (Sorrowful Mother; Insured: MBIA)	A2/AA	5,000,000	5,003,950
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc.; Insured: Radian)	NR/BBB+	1,000,000	957,950
Wisconsin Housing & Economic Development, 5.875% due 11/1/2016 (Insured: AMBAC)	Aa3/AA	1,980,000	2,021,027

TOTAL INVESTMENTS — 97.40% (Cost $546,151,221)			$528,446,567
OTHER ASSETS LESS LIABILITIES — 2.60%			14,079,329

NET ASSETS — 100.00%			$542,525,896

Certified Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
HFA	Health Facilities Authority
HUD	Department of Housing & Urban Development
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
SONYMA	State of New York Mortgage Authority
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

30 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 19, 2008

Certified Annual Report 31

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2008 and held until September 30, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/08	Ending Account Value 9/30/08	Expenses Paid During Period† 3/31/08–9/30/08
Class A Shares
Actual	$1,000.00	$978.00	$4.65
Hypothetical*	$1,000.00	$1,020.29	$4.75
Class C Shares
Actual	$1,000.00	$979.50	$6.14
Hypothetical*	$1,000.00	$1,018.80	$6.26
Class I Shares
Actual	$1,000.00	$976.50	$3.03
Hypothetical*	$1,000.00	$1,021.93	$3.10

†	Expenses are equal to the annualized expense ratio for each class (A: 0.94%; C: 1.24%; and I: 0.61%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32 Certified Annual Report

INDEX COMPARISON

Thornburg Intermediate Municipal Fund	September 30, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Intermediate Municipal Fund versus Merrill Lynch 7-12 Year Municipal Bond Index and

Consumer Price Index (July 22, 1991 to September 30, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2008 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)	(3.32)%	1.74%	2.99%	4.83%
C Shares (Incep: 9/1/94)	(2.18)%	1.87%	2.86%	3.85%
I Shares (Incep: 7/5/96)	(1.02)%	2.47%	3.51%	4.30%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index representing a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report 33

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 62 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO to 2007 and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 52 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 63 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 67 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 62 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Beijing, China (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 59 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 54 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 49 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

34 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 45 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 69 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 41 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 38 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 37 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 45 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 40 Vice President since 1999	Co-Portfolio Manager, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 38 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 42 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 34 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 50 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 38 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report 35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Thomas Garcia, 37 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 37 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004.	Not applicable

Connor Browne, 29 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 34 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004.	Not applicable

Lewis Kaufman, 32 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

Christopher Ryon, 52 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 33 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 48 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP to 2007.	Not applicable

Jack Gardner, 54 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of fourteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fourteen Funds of the Trust. Each Trustee oversees the fourteen Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fourteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

36 Certified Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2008, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to two categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events in view of the Fund’s investment objectives and policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad-based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

Certified Annual Report 37

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2008 (Unaudited)

In considering the quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations over various periods. The Trustees further noted in this regard that the Fund’s investment returns exceeded the returns in most of the last 11 calendar years for a category of intermediate-term municipal bond funds selected by an independent mutual fund analyst firm, that the Fund’s returns fell within the top quartile of performance for the three and five year periods ended with the second quarter of the year for the same fund category and fell at the midpoint of performance for the one and ten year periods for the category, and that the Fund’s returns similarly fell within the top quartile of performance for the three and five year periods for a second fund category. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of fees, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee and expense ratios for the Fund were higher to a small extent than the median and average management fee levels and expense ratios for the group of municipal debt funds assembled by the analyst firm, but that the differences were not significant in view of their degree and the other factors considered. The Trustees noted their previous observations respecting fees charged by the Advisor to other investment management clients, and their conclusion that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

38 Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 701/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report. 41

Message from the CEO

October 15, 2008

Dear Shareholder:

We have all seen liquidation sales, when a retailer (or any other business) closes its doors and auctions off its assets. Though liquidation sales may be sad for the seller, these events often stir excitement among buyers. Seasoned shoppers – those who are knowledgeable about what the merchandise being liquidated “usually” costs – become particularly excited about finding and buying good-quality items at cut-rate prices. Rarely does someone else’s liquidation sale prompt us as consumers to liquidate our own holdings of clothing, appliances, housing or cars – even if we might have paid more for the same or similar assets in the recent past. On the contrary, consumers usually buy more – to the extent that they can come up with the cash. Liquidation sales are always for cash.

In recent weeks, we have witnessed many investors having exactly the opposite reaction to liquidation sales of financial assets – they are drawn to join the selling frenzy, rather than look for bargains to buy. The liquidation sales have been made by various holders of financial assets – investment banks, banks, hedge funds, investment funds, etc. These holders are either going out of business due to debt-leveraged capital structures, or are forced to shrink the sizes of their portfolios due to customer defections. (NOTE: Thornburg mutual funds have NO leverage. They are 100% funded by equity shares purchased by their shareholders.) It is strange to observe that many investors who hold diversified portfolios of financial assets suddenly feel a need to compete with the forced sellers in a crowded, noisy marketplace – thereby forcing prices even lower! But, that is exactly what has happened in early October of 2008.

We have been asked whether we have EVER seen this kind of environment before, with some questioners reminding that we are too young to have been managing investment portfolios during the 1930s. We were not around for the 1930s, but we HAVE experienced market meltdowns.

Consider the “Asian Debt Crisis” of 1997 and 1998. That environment included many of the same elements as the current macroeconomic environment in the United States:

•	Over-borrowing by banks and consumers;

•	Lenders withdrawing funds from burdened borrowers;

•	Clumsy governmental efforts to shore up weakened financial institutions and asset prices;

•	Declining stock and bond prices;

•	Frantic selling by unnerved owners of financial assets.

To quantify one financial benchmark, the KOSPI (Korean) Stock Index (see Exhibit 1) declined by more than 85% from .89246 to .19580 (expressed in $US) between June 14th 1997 and June 16th 1998.

Exhibit 1: KOSPI Stock Index/Korea, 10/31/88 – 9/30/08 (in USD)

The media reports about the financial problems facing the United States now are most negative. The 1997/98 stories about Asia were even worse. Consider the headlines shown on the following page regarding Korea from that period.

42 This page is not part of the Annual Report.

Sound familiar? Some of the actors are new, but the current financial crisis is really a re-run of a “debt bubble” story we have seen several times in the past.

Investors ask, “Are we at the bottom yet?” Though there are many opinions about this, nobody really knows the answer. What we do know is that risk financial assets in the United States and throughout the world are cheaper than they usually are, because prices have declined sharply during 2008. By virtue of this cheapness, we believe that the probabilities of favorable financial outcomes for today’s buyers of significant financial assets are much improved compared to most times. We have the same belief for current holders of significant financial assets who resist the urge to sell.

Let’s return to the case of Korea and the KOSPI Index of leading Korean stocks from the time of the Asian debt crisis. Measured in $US, the KOSPI traded over the entire period from February 2007 to August 1, 2008 above 1.5 (see preceding Exhibit 1). It traded most of the last half of 2007 above 2! Do you appreciate stories of equity portfolios that increase in value by more than 5 times within a decade? In hindsight, everyone reading these words would probably have been DELIGHTED to have purchased the KOSPI Index at any price near its 1998 $US average of .29101, given the 2007 rise in value of this very same index to more than 1.5, and then more than 2! It wasn’t necessary to catch the absolute bottom (.19580) in order to have a very satisfactory investment outcome. And what company stocks were in the KOSPI Index, then and now? … utilities, banks, manufacturers, retailers, consumer goods producers, etc. These are IMPORTANT assets, not just abstractions. The equities of firms in the major U.S. market indices are also important financial assets, with significant intrinsic value.

In 1998, corrections from equity market bottoms happened VERY QUICKLY. Korea’s KOSPI Index gained 104% (from .22426 to .46515) between October 8th and December 31, 1998. In the U.S., the S&P 500 Index gained more than 28% over the same 84-day period.

Headlines from 1997–1998

“Despite a World Class Economy, A Nation Senses Decline,” The New York Times, 2/4/97

“For Decades, Easy Money Fueled Big Business in Asia. Now, Banks Are Sinking and a Huge Bill is Coming Due,” Business Week, 2/24/97

“Debt and Corruption Cases Take Toll On South Korea as Growth Slows,” The Washington Post, 4/20/97

“Government Extends Rescue Loan To Korea First Bank,” BBC, 9/5/97

“End of the ‘Asian Miracle’,” The Washington Post, 9/10/97

“South Korea’s Economic Crisis is Set to Get Worse,” International Herald Tribune, 11/6/97

“Asian Turmoil Strikes South Korea; Stocks Log Biggest One Day Drop; Tokyo, Hong Kong Also Hit,” The Washington Post, 11/8/97

“South Korea Yields to Bailout; GOP Lawmakers Raising Questions About Extent of U.S. Role in Rescue,” Dallas Morning News, 12/4/97

“Seoul Crisis Worsens As More Banks Close,” The New York Times, 12/11/97

“One Korean Certainty: No More Business as Usual,” The New York Times, 1/4/98

“In Hindsight, Signs of Asian Debt Crisis Appear Clear; Bank Loan Problems In 1996 Exposed Mountains of Debt, Shook Investor Confidence,” The Washington Post, 1/4/98

“Grim Assessment by U.N. of Asia Crisis,” The New York Times, 12/3/98

For investors who are not FORCED to sell financial assets today, it is probably best to avoid liquidating unnecessarily into a marketplace occupied by few buyers, many forced sellers, and rattled everyday investors who have become caught up in the drama. For investors who have a bit of cash, we believe it is wise to buy what the forced sellers (and their sympathizers) are selling today. The forced liquidations will run their course and the bargains associated with these liquidations will vanish.

Sincerely,

Brian McMahon
CEO and Chief Investment Officer

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44 This page is not part of the Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH079

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2 This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I shares may not be available to all investors.

Glossary

Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

KOSPI Index – A comprehensive capitalization weighted index that tracks the continuous price performance of all common stocks listed on the Korea Stock Exchange.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tender Option Bond Programs (TOB) – Programs that allow investors to leverage their assets by borrowing at short-term rates and investing in higher yielding longer-term bonds.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

	CUSIPS	NASDAQ SYMBOLS
CLASS A	885-215-301	THNMX
CLASS D	885-215-624	THNDX
CLASS I	885-215-285	THNIX

This page is not part of the Annual Report. 3

Thornburg New Mexico Intermediate Municipal Fund

At Thornburg, our approach to fixed-income management is based on the premise that investors in our bond funds seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, which named Thornburg Investment Management its 2008 Best Fixed-Income Fund Family.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

CO-PORTFOLIO MANAGERS

Josh Gonze, George Strickland, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 0.98%, as disclosed in the most recent Prospectus.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history of A shares from June 18, 1991 through September 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2008

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)
Without Sales Charge	0.00%	2.03%	2.20%	3.29%	4.70%
With Sales Charge	(2.02)%	1.35%	1.79%	3.09%	4.58%

30-DAY YIELDS

As of September 30, 2008

	Annualized Distribution Rate	SEC Yield	SEC Taxable Equivalent Yield
A Shares	3.82%	3.48%	5.65%
D Shares	3.52%	3.23%	5.25%
I Shares	4.17%	3.90%	6.33%

See page 26 for all share class total returns.

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2008

Number of Bonds	133
Duration	5.44 Yrs

A Shares:

Net Asset Value	$12.64
Maximum Offering Price	$12.90

SEC Taxable Equivalent Yields assume a 35% marginal federal tax rate and a 5.3% state of New Mexico marginal tax rate. Portions of the income of the Fund may be subject to the alternative minimum tax.

4 This page is not part of the Annual Report.

THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND VERSUS

LIPPER OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of September 30, 2008

We are often asked to compare Thornburg New Mexico Intermediate Municipal Fund to money market fund returns. These investments have certain differences, which are discussed below. Investors in the Thornburg New Mexico Intermediate Municipal Fund took more risk than tax-exempt money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 2.00% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Municipal bond funds are not an exact substitute for money market funds. Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg New Mexico Intermediate Municipal Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg New Mexico Intermediate Municipal Fund has an average maturity of normally between three and ten years. Interest dividends paid by the Fund or by tax-exempt money market funds are generally exempt from federal income tax and (for residents of New Mexico) state income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg New Mexico Intermediate Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg New Mexico Intermediate Municipal Fund or a tax-exempt money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Other States Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all other states tax-exempt money market mutual funds. You cannot invest in a category average.

This page is not part of the Annual Report. 5

Thornburg New Mexico Intermediate Municipal Fund

September 30, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6 Certified Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager

October 16, 2008

Dear Fellow Shareholder:

We are pleased to present the Annual Report for the Thornburg New Mexico Intermediate Municipal Fund.
The net asset value of the Class A shares decreased by 46 cents per share to $12.64 during the twelve months ended September 30, 2008. If you were with us for the entire period, you received dividends of 46.8 cents per share. If you reinvested your dividends, you received 47.6 cents per share. Dividends per share were lower for Class D shares and higher for Class I shares.

Josh Gonze Co-Portfolio Manager

In last year’s annual report letter, we wrote about higher yields and lower prices for municipal bonds. We also wrote about attractive valuations relative to Treasury bonds and the larger spreads between yields on high and low quality bonds. At the time, we thought that these relationships would eventually revert back to their long-term averages. We still believe that will happen, but in the meantime, the extreme has become the norm. Tax-free bonds from issuers like Harvard University and the state of Texas are selling for yields 20% higher than Treasury bond yields! Tax adjusted, those are typically junk bond spreads. Meanwhile, anything with a hint of credit risk is suffering from reduced liquidity and enlarged spreads.

Are investors really worried about the solvency of Harvard University? For that matter, are investors really worried about major problems infecting investment-grade municipal bonds, with long-term average default rates of approximately 0.1%? The economy is almost surely suffering through a prolonged recession and it is indeed a time for careful diligence, but the current sell-off is not primarily credit related. We believe that what we are currently witnessing is primarily a result of massive de-leveraging.

Christopher Ihlefeld Co-Portfolio Manager

Over most of this decade, it has been relatively easy for institutional investors to buy long-term municipal bonds on a leveraged basis with borrowed money, typically through something called a Tender Option Bond (TOB) program. This structure was quite profitable and predictable as long as cheap and easy financing was available via money market funds. Thus the TOB trade became very popular among hedge funds, proprietary trading desks, and some mutual funds (not ours). The size of bond positions in TOB programs is not reliably tracked, but reasonable estimates placed it at about $300 billion at the peak, almost 12% of the municipal bond market. Starting last year, and accelerating this year, money market fund appetite for derivatives such as TOB floating rate securities went south. As more and more funds got rid of them or demanded higher yields, financing costs spiked. That squeeze, plus margin calls due to lower bond prices, meant that many players had to unwind their programs by selling bonds into a saturated market.

Large scale selling from leveraged investors wouldn’t be a problem if it was met with large scale buying, but insurance companies and mutual funds, two traditional pillars of the municipal bond market, are not currently aggressive buyers. Individual investors are buying lots of bonds, a healthy sign, but their demand will take time to absorb the waves of selling from leveraged investors. In the meantime, bond prices have been getting pushed lower as yields go higher.

Certified Annual Report 7

Letter to Shareholders

Continued

When will it stop? We don’t exactly know, but we believe that the de-leveraging process in the municipal market is more than half over. After the smoke clears, we expect investors to focus on the safety and security, relative value, and tax-exempt nature of investment-grade municipal bonds. In a world where marginal tax rates are likely to be rising for wealthy Americans, this should lead to significant out-performance of municipal bonds going forward.

The Class A shares of your Fund produced a total return of virtually 0.00% at NAV, over the twelve-month period ended September 30, 2008, compared to a 0.35% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the last year, short-term municipal bonds have performed better than intermediate and long maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next 20 years, so it has significant exposure to bonds whose maturities are longer than the 7-12 year bonds in the Index. Since those bonds generally underperformed, the Fund under-performed the Index.

% of Portfolio Maturing		Cumulative % Maturing
2 years =	12.5%	Year 2 =	12.5%
2 to 4 years =	15.8%	Year 4 =	28.3%
4 to 6 years =	10.3%	Year 6 =	38.6%
6 to 8 years =	7.9%	Year 8 =	46.5%
8 to 10 years =	13.8%	Year 10 =	60.3%
10 to 12 years =	12.0%	Year 12 =	72.3%
12 to 14 years =	7.9%	Year 14 =	80.2%
14 to 16 years =	8.8%	Year 16 =	89.0%
16 to 18 years =	1.2%	Year 18 =	90.2%
Over 18 years =	9.8%	Over 18 years =	100.0%

Percentages can and do vary. Data as of 9/30/08.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of over 130 municipal obligations from all over New Mexico. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The U.S. economy is almost certainly in the midst of a significant recession at the moment. Frozen credit markets, mounting job losses, an enormous erosion of wealth in real estate and equity markets have finally brought the American consumer to his knees. Meanwhile, many foreign economies are reeling, leading to reduced demand for U.S. exports. Luckily, most non-financial corporate balance sheets were quite strong coming into the current environment and some industries are experiencing healthy growth. However, this must be tempered by reduced government spending at the state and local level. Meanwhile, the federal government is priming the pumps of our financial system as fast as it can. We believe that the massive life lines given to our nation’s banks, insurance companies, and money market funds will eventually lead to more stability in the financial markets, easier financing terms for companies and individuals, and should ultimately get the housing market back on its feet. However, there are long-term implications. Tighter regulation of derivative markets, mortgage origination and securitization, and the use of financial leverage are all necessary in order to preserve our country’s reputation as a fair place to invest. Furthermore, most or all of the money flooding the capital markets from the U.S. Treasury needs to be returned to taxpayers, and our current ballooning budget deficits need to be reigned in and reduced. If not, we face the longer term risks of higher inflation, a declining currency, and reduced growth prospects.

Up until recently, the state of New Mexico had been able to avoid most of the fallout from the housing market and economic downturn. Declining income tax revenues were overshadowed by 2.9% growth in sales tax revenues, high oil and gas prices, and rising investment income. However, oil and gas prices have been plummeting, sales tax

8 Certified Annual Report

receipts are slowing, and investment income can’t be counted upon. However, the state has a healthy $612 million reserve balance and the means to weather current problems. It is indeed an important time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified within the state and 92% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008

ASSETS
Investments at value (cost $203,651,117) (Note 2)	$199,979,994
Cash	199,629
Receivable for fund shares sold	687,022
Interest receivable	2,887,207
Prepaid expenses and other assets	845

Total Assets	203,754,697

LIABILITIES
Payable for fund shares redeemed	176,006
Payable to investment advisor and other affiliates (Note 3)	145,185
Accounts payable and accrued expenses	45,615
Dividends payable	206,571

Total Liabilities	573,377

NET ASSETS	$203,181,320

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(24,691)
Net unrealized depreciation on investments	(3,671,123)
Accumulated net realized gain (loss)	(627,830)
Net capital paid in on shares of beneficial interest	207,504,964

$203,181,320

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($163,928,000 applicable to 12,971,741 shares of beneficial interest outstanding - Note 4)	$12.64
Maximum sales charge, 2.00% of offering price	0.26

Maximum offering price per share	$12.90

Class D Shares:
Net asset value, offering and redemption price per share ($15,525,149 applicable to 1,227,962 shares of beneficial interest outstanding - Note 4)	$12.64

Class I Shares:
Net asset value, offering and redemption price per share ($23,728,171 applicable to 1,878,457 shares of beneficial interest outstanding - Note 4)	$12.63

See notes to financial statements.

10 Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2008

INVESTMENT INCOME:
Interest income (net of premium amortized of $784,367)	$9,215,987

EXPENSES:
Investment advisory fees (Note 3)	1,021,128
Administration fees (Note 3)
Class A Shares	210,131
Class D Shares	18,810
Class I Shares	10,537
Distribution and service fees (Note 3)
Class A Shares	420,261
Class D Shares	150,921
Transfer agent fees
Class A Shares	52,150
Class D Shares	7,250
Class I Shares	2,959
Registration and filing fees
Class A Shares	525
Class D Shares	526
Class I Shares	525
Custodian fees (Note 3)	61,038
Professional fees	25,779
Accounting fees	4,091
Trustee fees	2,682
Other expenses	32,104

Total Expenses	2,021,417
Less:
Distribution fees waived (Note 3)	(75,461)
Fees paid indirectly (Note 3)	(34,566)

Net Expenses	1,911,390

Net Investment Income	7,304,597

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	306,833
Net change in unrealized appreciation (depreciation) of investments	(7,873,236)

Net Realized and Unrealized Loss	(7,566,403)

Net Decrease in Net Assets Resulting From Operations	$(261,806)

See notes to financial statements.

Certified Annual Report 11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$7,304,597	$7,262,837
Net realized gain on investments	306,833	54,061
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(7,873,236)	(1,563,489)

Net Increase (Decrease) in Net Assets Resulting from Operations	(261,806)	5,753,409
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(5,987,083)	(6,302,393)
Class D Shares	(495,075)	(480,929)
Class I Shares	(822,439)	(479,515)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	863,745	(25,600,468)
Class D Shares	2,599,577	(500,141)
Class I Shares	5,203,704	19,414,839

Net Increase (Decrease) in Net Assets	1,100,623	(8,195,198)
NET ASSETS:
Beginning of year	202,080,697	210,275,895

End of year	$203,181,320	$202,080,697

See notes to financial statements.

12 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New Mexico. Because the Fund invests primarily in municipal obligations originating in New Mexico, the Fund’s share value may be more sensitive to adverse economic or political developments in that state.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class D, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will

Certified Annual Report 13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008

record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2008, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund's asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund's shares. For the year ended September 30, 2008, the Distributor has advised the Fund that it earned net commissions aggregating $4,902 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2008, are set forth in the Statement of Operations. Distribution fees in the amount of $75,461 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2008, fees paid indirectly were $34,566.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

14 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,962,932	$25,829,862	1,480,808	$19,422,034
Shares issued to shareholders in reinvestment of dividends	281,958	3,685,132	285,590	3,745,888
Shares repurchased	(2,179,867)	(28,651,249)	(3,721,960)	(48,768,390)

Net Increase (Decrease)	65,023	$863,745	(1,955,562)	$(25,600,468)

Class D Shares
Shares sold	334,108	$4,407,249	421,403	$5,522,652
Shares issued to shareholders in reinvestment of dividends	29,797	389,455	27,641	362,701
Shares repurchased	(167,471)	(2,197,127)	(486,230)	(6,385,494)

Net Increase (Decrease)	196,434	$2,599,577	(37,186)	$(500,141)

Class I Shares*
Shares sold	730,390	$9,604,681	1,771,412	$23,191,290
Shares issued to shareholders in reinvestment of dividends	49,543	647,263	35,158	459,669
Shares repurchased	(384,441)	(5,048,240)	(323,605)	(4,236,120)

Net Increase (Decrease)	395,492	$5,203,704	1,482,965	$19,414,839

*	Effective date of Class I shares was February 1, 2007

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $31,956,518 and $26,575,349, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$203,651,117

Gross unrealized appreciation on a tax basis	$2,174,430
Gross unrealized depreciation on a tax basis	(5,845,553)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(3,671,123)

At September 30, 2008, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2008, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such capital loss carry forwards expire as follows:

2009	$320,666
2011	145,437
2013	255
2014	49,136
2015	112,336

$627,830

The Fund utilized $307,278 capital loss carry forwards during the year ended September 30, 2008.

During the year ended September 30, 2008, $288,360 of capital loss carry forwards from prior years expired.

Certified Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008

In order to account for book/tax differences, the Fund decreased accumulated net realized loss by $288,360, increased over-distributed net investment income by $5,412 and decreased net capital paid in on shares of beneficial interest by $282,948. Reclassifications result primarily from an expired capital loss carry forward and taxable market discount.

All dividends paid by the Fund for the years ended September 30, 2008 and September 30, 2007, represent tax exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosure about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity's own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating the impact, if any, that the adoption of FAS 157 will have on the Fund’s financial statements and related disclosures.

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4:

In September 2008, the Financial Accounting Standards Board issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP 133-1”). FSP 133-1 is effective for any financial report ending after November 15, 2008. FSP 133-1 amends each of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require certain additional disclosures by the sellers of credit derivatives and guarantees. FSP 133-1 also clarifies the effective date of FAS 161. Management is evaluating the impact, if any, that the adoption of FSP 133-1 will have on the Fund’s financial statements and related disclosures.

16 Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30,
Class A Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.10	$13.20	$13.22	$13.40	$13.46
Income from investment operations:
Net investment income (loss)	0.47	0.47	0.45	0.43	0.45
Net realized and unrealized gain (loss) on investments	(0.46)	(0.10)	(0.02)	(0.18)	(0.06)
Total from investment operations	0.01	0.37	0.43	0.25	0.39
Less dividends from:
Net investment income	(0.47)	(0.47)	(0.45)	(0.43)	(0.45)
Change in net asset value	(0.46)	(0.10)	(0.02)	(0.18)	(0.06)
NET ASSET VALUE, end of year	$12.64	$13.10	$13.20	$13.22	$13.40
RATIOS/SUPPLEMENTAL DATA
Total return (%)(a)	0.00 (b)	2.82	3.31	1.88	3.00
Ratios to average net assets:
Net investment income (loss) (%)	3.56	3.55	3.41	3.22	3.40
Expenses, after expense reductions (%)	0.97	0.98	0.99	0.99	0.96
Expenses, after expense reductions and net of custody credits (%)	0.95	0.97	0.98	0.98	0.96
Expenses, before expense reductions (%)	0.97	0.98	0.99	0.99	0.96
Portfolio turnover rate (%)	13.48	17.38	11.59	16.63	14.66
Net assets at end of year (thousands)	$163,928	$169,130	$196,163	$212,335	$208,435

(a)	Sales loads are not reflected in computing total return.

(b)	Total return figure was less than 0.01%.

See notes to financial statements.

Certified Annual Report 17

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30,
Class D Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.11	$13.21	$13.23	$13.41	$13.47
Income from investment operations:
Net investment income (loss)	0.43	0.43	0.41	0.39	0.42
Net realized and unrealized gain (loss) on investments	(0.47)	(0.10)	(0.02)	(0.18)	(0.06)
Total from investment operations	(0.04)	0.33	0.39	0.21	0.36
Less dividends from:
Net investment income	(0.43)	(0.43)	(0.41)	(0.39)	(0.42)
Change in net asset value	(0.47)	(0.10)	(0.02)	(0.18)	(0.06)
NET ASSET VALUE, end of year	$12.64	$13.11	$13.21	$13.23	$13.41
RATIOS/SUPPLEMENTAL DATA
Total return (%)	(0.35)	2.57	3.04	1.62	2.70
Ratios to average net assets:
Net investment income (loss) (%)	3.29	3.30	3.15	2.96	3.11
Expenses, after expense reductions (%)	1.24	1.23	1.24	1.25	1.25
Expenses, after expense reductions and net of custody credits (%)	1.22	1.23	1.24	1.24	1.24
Expenses, before expense reductions (%)	1.74	1.77	1.82	1.83	1.83
Portfolio turnover rate (%)	13.48	17.38	11.59	16.63	14.66
Net assets at end of year (thousands)	$15,525	$13,524	$14,113	$18,577	$14,051

See notes to financial statements.

18 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund

Class I Shares:	Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007 (a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.10	$13.10
Income from investment operations:
Net investment income (loss)	0.51	0.34
Net realized and unrealized gain (loss) on investments	(0.47)	—
Total from investment operations	0.04	0.34
Less dividends from:
Net investment income	(0.51)	(0.34)
Change in net asset value	(0.47)	—
NET ASSET VALUE, end of period	$12.63	$13.10
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	0.26	2.64
Ratios to average net assets:
Net investment income (loss) (%)	3.90	3.95	(c)
Expenses, after expense reductions (%)	0.63	0.63	(c)
Expenses, after expense reductions and net of custody credits (%)	0.61	0.62	(c)
Expenses, before expense reductions (%)	0.63	0.63	(c)
Portfolio turnover rate (%)	13.48	17.38
Net assets at end of period (thousands)	$23,728	$19,427

(a)	Effective date of this class of shares was February 1, 2007.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

See notes to financial statements.

Certified Annual Report 19

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Albuquerque GRT, 0% due 7/1/2012 pre-refunded 7/1/2011	Aaa/AAA	$1,775,000	$1,557,119
Albuquerque GRT, 0% due 7/1/2012 (Insured: FSA)	Aaa/AAA	225,000	195,412
Albuquerque Industrial, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	1,170,000	1,144,822
Albuquerque Industrial, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	2,140,000	2,081,150
Albuquerque Municipal School District 12, 5.00% due 8/1/2015	Aa2/AA	1,175,000	1,208,053
Albuquerque Refuse Removal & Disposal, 5.00% due 7/1/2010 (Insured: FSA)	Aaa/AAA	415,000	430,421
Belen Gasoline Tax Improvement, 5.40% due 1/1/2011	NR/NR	425,000	425,140
Bernalillo County GRT, 5.50% due 10/1/2011 pre-refunded 10/01/2009	Aa3/AAA	495,000	510,513
Bernalillo County GRT, 5.25% due 10/1/2012	Aa3/AAA	1,000,000	1,068,110
Bernalillo County GRT, 5.75% due 10/1/2015 pre-refunded 10/01/2009	Aa3/AAA	2,000,000	2,067,600
Bernalillo County GRT, 5.00% due 4/1/2021 (Insured: MBIA)	Aa3/AAA	3,000,000	2,933,220
Bernalillo County GRT, 5.25% due 10/1/2022 (Insured: AMBAC)	Aa3/AAA	3,170,000	3,199,132
Bernalillo County GRT, 5.25% due 10/1/2023 (Insured: AMBAC)	Aa3/AAA	1,275,000	1,280,266
Bernalillo County GRT, 5.25% due 10/1/2025 (Insured: AMBAC)	Aa3/AAA	3,850,000	3,815,850
Bernalillo County Water Utility Authority, 5.00% due 7/1/2026	Aa2/AAA	1,420,000	1,358,670
Chaves County GRT, 5.00% due 7/1/2017 pre-refunded 7/1/2010 (Insured: FGIC)	A3/NR	1,000,000	1,041,520
Chaves County GRT, 5.05% due 7/1/2019 pre-refunded 7/1/2010 (Insured: FGIC)	A3/NR	735,000	766,142
Cibola County GRT, 5.875% due 11/1/2008 (Insured: AMBAC) (ETM)	Aa3/AA	495,000	496,173
Cibola County GRT, 6.00% due 11/1/2010 (Insured: AMBAC) (ETM)	Aa3/AA	555,000	592,396
Farmington Hospital, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	A3/NR	1,035,000	988,073
Farmington Hospital, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	A3/NR	570,000	543,888
Farmington Hospital, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	A3/NR	645,000	604,952
Farmington Hospital, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	A3/NR	2,325,000	2,060,299
Farmington PCR, 5.25% due 5/1/2024 put 10/1/2008 (LOC: Barclays Bank) (daily demand notes)	VMIG1/A-1+	2,100,000	2,100,000
Farmington PCR, 4.53% due 9/1/2024 put 10/1/2008 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	2,000,000	2,000,000
Farmington Utility Systems, 5.00% due 5/15/2012 (Insured: FSA)	Aaa/AAA	6,095,000	6,336,606
Gallup PCR Tri-State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Aa3/AA	3,345,000	3,486,159
Gallup PCR Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	Aa3/AA	2,110,000	2,200,139
Gallup PCR Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	Aa3/AA	3,540,000	3,636,536
Grant County Department of Health, 5.50% due 7/1/2020 (Ft. Bayard Project)	Aa2/AA	1,565,000	1,598,616
Grant County Department of Health, 5.50% due 7/1/2021 (Ft. Bayard Project)	Aa2/AA	1,655,000	1,669,763
Grant County Department of Health, 5.50% due 7/1/2022 (Ft. Bayard Project)	Aa2/AA	1,745,000	1,743,168
Grant County Hospital Facility, 5.50% due 8/1/2009 (Gila Regional Medical Center; Insured: Radian)	NR/BBB+	1,310,000	1,322,720
Grant County Hospital Facility, 5.50% due 8/1/2010 (Gila Regional Medical Center; Insured: Radian)	NR/BBB+	1,385,000	1,417,326
Las Cruces School District GO, 5.50% due 8/1/2010	Aa3/NR	1,000,000	1,025,840
Los Alamos County Utility Systems, 5.00% due 7/1/2013 (Insured: FSA)	Aaa/AAA	1,265,000	1,338,256
New Mexico Finance Authority, 5.15% due 6/1/2012 pre-refunded 6/1/2009 (Insured: MBIA)	Aa2/AA+	255,000	259,791
New Mexico Finance Authority, 5.25% due 6/1/2013 pre-refunded 6/1/2009 (Insured: MBIA)	Aa2/AA+	130,000	132,529
New Mexico Finance Authority, 5.00% due 6/15/2013 (Insured: AMBAC)	Aa3/NR	2,280,000	2,411,328
New Mexico Finance Authority, 5.00% due 6/1/2014 (Insured: MBIA)	Aa2/AA+	2,660,000	2,791,431
New Mexico Finance Authority, 5.35% due 6/1/2014 pre-refunded 6/1/2009 (Insured: MBIA)	Aa2/AA+	130,000	132,614
New Mexico Finance Authority, 5.25% due 6/1/2015 (Insured: AMBAC)	Aa2/AA+	1,000,000	1,057,440

20 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico Finance Authority, 5.45% due 6/1/2015 pre-refunded 6/1/2009 (Insured: MBIA)	Aa2/AA+	$145,000	$148,012
New Mexico Finance Authority, 5.00% due 6/15/2015 (Insured: AMBAC)	Aa3/NR	2,360,000	2,482,484
New Mexico Finance Authority, 5.00% due 6/15/2018 (Insured: AMBAC)	Aa3/NR	2,915,000	2,986,534
New Mexico Finance Authority, 5.00% due 6/15/2019 (Insured: MBIA)	Aa3/NR	1,215,000	1,234,975
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: MBIA)	Aa2/AA+	1,625,000	1,626,739
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: AMBAC)	Aa2/AA+	1,000,000	997,130
New Mexico Finance Authority, 5.00% due 6/15/2020 (Insured: MBIA)	Aa3/NR	1,395,000	1,405,170
New Mexico Finance Authority, 5.00% due 6/15/2022 (Insured: MBIA)	Aa3/AA	1,300,000	1,267,305
New Mexico Finance Authority, 5.00% due 6/15/2024 (Insured: MBIA)	Aa3/AA	7,000,000	6,741,280
New Mexico Finance Authority Court Facilities Fee, 5.50% due 6/15/2020 pre-refunded 6/15/2011 (Insured: MBIA)	A2/AA	2,000,000	2,129,680
New Mexico Finance Authority State Transportation, 5.00% due 6/15/2014 (Insured: MBIA)	Aa2/AA+	2,100,000	2,224,131
New Mexico Highway Commission Senior Tax, 5.50% due 6/15/2013 pre-refunded 6/15/2011	Aa2/AAA	2,000,000	2,127,540
New Mexico Highway Commission Senior Tax, 5.50% due 6/15/2014	Aa2/AAA	2,000,000	2,086,180
New Mexico Highway Commission Tax, 6.00% due 6/15/2011 pre-refunded 6/15/2009	Aa2/AAA	5,000,000	5,129,050
New Mexico Hospital Equipment Loan Council, 4.80% due 8/1/2010 (Presbyterian Healthcare)	Aa3/AA-	500,000	510,455
New Mexico Hospital Equipment Loan Council, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare)	Aa3/AA-	5,205,000	5,612,812
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	A3/NR	1,730,000	1,836,637
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	A3/NR	1,000,000	1,061,640
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	A3/NR	1,185,000	1,258,043
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 pre-refunded 7/1/2015 (St. Vincent Hospital; Insured: Radian)	A3/NR	1,000,000	1,076,330
New Mexico Housing Authority Multi Family Housing, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	Aa3/AA	1,055,000	973,712
New Mexico MFA Forward Mortgage, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/AAA	140,000	144,095
New Mexico MFA General, 5.80% due 9/1/2019 pre-refunded 9/1/2009	NR/AAA	775,000	799,281
New Mexico MFA Multi Family, 5.05% due 9/1/2027 (St. Anthony; Insured: FHA) (AMT)	NR/AAA	890,000	763,148
New Mexico MFA Multi Family, 6.05% due 7/1/2028 (Sandpiper Apartments; Insured: FHA) (AMT)	NR/AAA	2,335,000	2,179,466
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments; Collateralized: FNMA)	Aaa/NR	1,000,000	1,025,370
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments; Collateralized: FNMA)	Aaa/NR	1,910,000	1,958,457
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments; Collateralized: FNMA)	Aaa/NR	2,785,000	2,855,655
New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA) (AMT)	NR/AAA	70,000	70,321
New Mexico MFA SFMR, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	130,000	131,616
New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	185,000	186,780
New Mexico MFA SFMR, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	60,000	60,688
New Mexico MFA SFMR, 0% due 9/1/2019 (GIC: Bayerisch Landesbank) (AMT)	NR/AAA	205,000	194,242
New Mexico MFA SFMR, 5.875% due 9/1/2020 (AMT)	NR/AAA	185,000	186,104
New Mexico MFA SFMR, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA) (AMT)	NR/AAA	350,000	351,876
New Mexico MFA SFMR, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA) (AMT)	NR/AAA	225,000	229,880
New Mexico MFA SFMR, 5.25% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	NR/AAA	1,500,000	1,366,080
New Mexico MFA SFMR, 5.375% due 7/1/2023 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	NR/AAA	2,225,000	2,044,152
New Mexico MFA SFMR, 5.50% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	NR/AAA	3,265,000	2,951,331
New Mexico MFA SFMR, 5.60% due 7/1/2028 (Collateralized: GNMA/FNMA/FHLMC) (AMT)	NR/AAA	2,000,000	1,827,660
New Mexico State Highway Commission Infrastructure C, 5.00% due 6/15/2012 (ETM)	Aa2/AAA	1,000,000	1,060,810
New Mexico State Highway Commission Tax, 5.00% due 6/15/2010 (ETM)	Aa2/AAA	255,000	265,366
New Mexico State Highway Commission Tax, 5.00% due 6/15/2010	Aa2/AAA	245,000	254,604

Certified Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico State Highway Commission Tax, 5.125% due 6/15/2010	Aa2/AAA	$3,695,000	$3,702,131
New Mexico State University Improvement, 5.00% due 4/1/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,058,360
Rio Rancho GRT, 5.00% due 6/1/2014 (Insured: FGIC)	A1/AA-	955,000	1,001,337
Rio Rancho GRT, 5.00% due 6/1/2016 (Insured: FGIC)	A1/AA-	555,000	575,690
Rio Rancho GRT, 5.00% due 6/1/2022 (Insured: FGIC)	A1/AA-	1,000,000	961,610
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2014	A1/NR	400,000	418,272
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2022	A1/NR	1,725,000	1,692,001
San Juan County GRT, 5.30% due 9/15/2009	A1/NR	110,000	112,226
San Juan County GRT, 5.00% due 6/15/2014 (Insured: MBIA)	A1/AA	1,225,000	1,285,233
San Juan County GRT, 5.75% due 9/15/2021 pre-refunded 9/15/2011 (Insured: AMBAC)	Aa3/AA	1,000,000	1,086,110
Sandoval County Incentive Payment, 5.75% due 2/1/2010 (Intel Corp.)	NR/A+	370,000	372,749
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	NR/A+	6,390,000	6,296,323
Sandoval County Landfill Improvement, 5.50% due 8/15/2015	Baa2/NR	1,420,000	1,417,898
Sandoval County Landfill Improvement, 5.75% due 8/15/2018	Baa2/NR	1,335,000	1,307,379
Santa Fe County, 5.50% due 5/15/2015 (El Castillo Retirement Project)	NR/BBB-	1,250,000	1,237,975
Santa Fe County, 5.80% due 5/15/2018 (El Castillo Retirement Project)	NR/BBB-	1,835,000	1,783,914
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District)	NR/NR	1,745,000	1,781,872
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,000,000	878,430
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	1,030,000	878,817
Santa Fe County Correctional Systems, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	1,000,000	1,022,780
Santa Fe County Correctional Systems, 6.00% due 2/1/2027 (Insured: FSA)	Aaa/AAA	1,520,000	1,614,848
Santa Fe County NM Gross Receipts Tax, 5.00% due 6/1/2025	Aa2/AA+	1,400,000	1,346,296
Santa Fe County NM Gross Receipts Tax, 5.00% due 6/1/2026	Aa2/AA+	1,535,000	1,468,903
Santa Fe Educational Facilities, 5.40% due 3/1/2017 (St. John's College)	NR/BBB+	1,215,000	1,189,011
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	55,000	55,348
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	80,000	80,089
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	90,000	90,644
Taos County GRT, 4.25% due 10/1/2010 (Insured: Radian)	A3/NR	1,000,000	1,000,190
Taos County GRT, 4.75% due 10/1/2012 (ETM)	Baa1/NR	1,500,000	1,577,475
University of New Mexico, 5.25% due 6/1/2013	Aa3/AA	665,000	697,977
University of New Mexico, 5.25% due 6/1/2014	Aa3/AA	335,000	348,655
University of New Mexico, 5.00% due 6/1/2015 (Insured: AMBAC)	Aa3/AA	1,590,000	1,672,394
University of New Mexico, 5.25% due 6/1/2015	Aa3/AA	1,195,000	1,250,627
University of New Mexico, 5.25% due 6/1/2016	Aa3/AA	645,000	667,749
University of New Mexico, 5.25% due 6/1/2017	Aa3/AA	1,730,000	1,768,060
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,825,000	1,844,308
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,200,000	1,215,804
University of New Mexico, 5.25% due 6/1/2021	Aa3/AA	1,000,000	1,003,560
University of New Mexico, 6.00% due 6/1/2021	Aa3/AA	610,000	667,932
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2016 (Insured: FSA/FHA)	Aaa/AAA	2,920,000	2,982,692
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2017 (Insured: FSA/FHA)	Aaa/AAA	2,000,000	2,021,760
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2018 (Insured: FSA/FHA)	Aaa/AAA	2,000,000	2,002,820
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2019 (Insured: FSA/FHA)	Aaa/AAA	3,000,000	2,976,030
University of New Mexico Hospital Mortgage Bonds, 5.00% due 7/1/2019 (Insured: FSA/FHA)	Aaa/AAA	3,000,000	2,967,840
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2020 (Insured: FSA/FHA)	Aaa/AAA	2,310,000	2,253,544
University of New Mexico Hospital Mortgage Bonds, 5.00% due 7/1/2020 (Insured FSA/FHA)	Aaa/AAA	500,000	486,750

22 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	$2,000,000	$1,889,340
Villa Hermosa Multi Family Housing, 5.85% due 11/20/2016 (Villa Hermosa Apartments; Collateralized: GNMA) (AMT)	NR/AAA	1,105,000	1,116,237

TOTAL INVESTMENTS — 98.42% (Cost $203,651,117)			$199,979,994
OTHER ASSETS LESS LIABILITIES — 1.58%			3,201,326

NET ASSETS — 100.00%			$203,181,320

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MFA	Mortgage Finance Authority
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements.

Certified Annual Report 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 19, 2008

24 Certified Annual Report

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2008 and held until September 30, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account value 3/31/08	Ending Account Value 9/30/08	Expenses Paid During Period† 3/31/08–9/30/08
Class A Shares
Actual	$1,000.00	$980.80	$4.65
Hypothetical*	$1,000.00	$1,020.30	$4.75
Class D Shares
Actual	$1,000.00	$979.40	$4.28
Hypothetical*	$1,000.00	$1,020.68	$4.37
Class I Shares
Actual	$1,000.00	$982.40	$4.20
Hypothetical*	$1,000.00	$1,020.77	$4.28

†	Expenses are equal to the annualized expense ratio for each class (A: 0.94%; D: 0.86%; and I: 0.85%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report 25

INDEX COMPARISON

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New Mexico Intermediate Municipal Fund, versus Merrill Lynch 7-12 Year

Municipal Bond Index and Consumer Price Index (June 18, 1991 to September 30, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2008 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)	(2.02)%	1.79%	3.09%	4.58%
D Shares (Incep: 6/1/99)	(0.35)%	1.91%	N/A	3.13%
I Shares (Incep: 2/1/07)	0.26%	N/A	N/A	1.74%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 2.00%. For Class D shares and Class I shares there is no sales charge and no contingent deferred sales charge (CDSC).

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

26 Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 62 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO to 2007 and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 52 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 63 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 67 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 62 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Beijing, China (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 59 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 54 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 49 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report 27

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 45 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 69 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 41 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 38 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 37 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 45 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 40 Vice President since 1999	Co-Portfolio Manager, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 38 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 42 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 34 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 50 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 38 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

28 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Thomas Garcia, 37 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 37 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004.	Not applicable

Connor Browne, 29 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 34 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004.	Not applicable

Lewis Kaufman, 32 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

Christopher Ryon, 52 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 33 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 48 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP to 2007.	Not applicable

Jack Gardner, 54 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of fourteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fourteen Funds of the Trust. Each Trustee oversees the fourteen Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fourteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report 29

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2008, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to categories of single-state municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events in view of the Fund’s investment objectives and policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to single-state municipal debt mutual fund categories, and in particular to broad-based securities indices, is limited because the Fund’s investment objectives and strategies, as described in its prospectuses, likely will vary from the parameters for selecting investments for other funds and indices, the Fund invests in a relatively small and unique market, and the largely theoretical character of fixed income security indices.

30 Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2008 (Unaudited)

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations over various periods. The Trustees further noted in this regard that the Fund’s performance in a majority of the previous eleven calendar years had been lower than the performance for a category of single-state municipal bond funds assembled by an independent mutual fund analyst firm, but that the Fund’s performance for the one, three and five year periods fell within the top quartile of the same category and similarly fell within the top quartile of a second category for the same periods. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of fixed income mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. The Trustees observed that the overall expense ratio of the Fund fell between the median and average expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, and that the management fee was equal to the median and slightly higher than the average fee rates for the same group of funds. The Trustees noted their previous observations respecting fee rates charged by the Advisor to other types of investment management clients, and their conclusion that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report 31

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report. 35

Message from the CEO

October 15, 2008

Dear Shareholder:

We have all seen liquidation sales, when a retailer (or any other business) closes its doors and auctions off its assets. Though liquidation sales may be sad for the seller, these events often stir excitement among buyers. Seasoned shoppers – those who are knowledgeable about what the merchandise being liquidated “usually” costs – become particularly excited about finding and buying good-quality items at cut-rate prices. Rarely does someone else’s liquidation sale prompt us as consumers to liquidate our own holdings of clothing, appliances, housing or cars – even if we might have paid more for the same or similar assets in the recent past. On the contrary, consumers usually buy more – to the extent that they can come up with the cash. Liquidation sales are always for cash.

In recent weeks, we have witnessed many investors having exactly the opposite reaction to liquidation sales of financial assets – they are drawn to join the selling frenzy, rather than look for bargains to buy. The liquidation sales have been made by various holders of financial assets – investment banks, banks, hedge funds, investment funds, etc. These holders are either going out of business due to debt-leveraged capital structures, or are forced to shrink the sizes of their portfolios due to customer defections. (NOTE: Thornburg mutual funds have NO leverage. They are 100% funded by equity shares purchased by their shareholders.) It is strange to observe that many investors who hold diversified portfolios of financial assets suddenly feel a need to compete with the forced sellers in a crowded, noisy marketplace – thereby forcing prices even lower! But, that is exactly what has happened in early October of 2008.

We have been asked whether we have EVER seen this kind of environment before, with some questioners reminding that we are too young to have been managing investment portfolios during the 1930s. We were not around for the 1930s, but we HAVE experienced market meltdowns.

Consider the “Asian Debt Crisis” of 1997 and 1998. That environment included many of the same elements as the current macroeconomic environment in the United States:

•	Over-borrowing by banks and consumers;

•	Lenders withdrawing funds from burdened borrowers;

•	Clumsy governmental efforts to shore up weakened financial institutions and asset prices;

•	Declining stock and bond prices;

•	Frantic selling by unnerved owners of financial assets.

To quantify one financial benchmark, the KOSPI (Korean) Stock Index (see Exhibit 1) declined by more than 85% from .89246 to .19580 (expressed in $US) between June 14th 1997 and June 16th 1998.

The media reports about the financial problems facing the United States now are most negative. The 1997/98 stories about Asia were even worse. Consider the headlines shown on the following page regarding Korea from that period.

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Sound familiar? Some of the actors are new, but the current financial crisis is really a re-run of a “debt bubble” story we have seen several times in the past.

Investors ask, “Are we at the bottom yet?” Though there are many opinions about this, nobody really knows the answer. What we do know is that risk financial assets in the United States and throughout the world are cheaper than they usually are, because prices have declined sharply during 2008. By virtue of this cheapness, we believe that the probabilities of favorable financial outcomes for today’s buyers of significant financial assets are much improved compared to most times. We have the same belief for current holders of significant financial assets who resist the urge to sell.

Let’s return to the case of Korea and the KOSPI Index of leading Korean stocks from the time of the Asian debt crisis. Measured in $US, the KOSPI traded over the entire period from February 2007 to August 1, 2008 above 1.5 (see preceding Exhibit 1). It traded most of the last half of 2007 above 2! Do you appreciate stories of equity portfolios that increase in value by more than 5 times within a decade? In hindsight, everyone reading these words would probably have been DELIGHTED to have purchased the KOSPI Index at any price near its 1998 $US average of .29101, given the 2007 rise in value of this very same index to more than 1.5, and then more than 2! It wasn’t necessary to catch the absolute bottom (.19580) in order to have a very satisfactory investment outcome. And what company stocks were in the KOSPI Index, then and now? … utilities, banks, manufacturers, retailers, consumer goods producers, etc. These are IMPORTANT assets, not just abstractions. The equities of firms in the major U.S. market indices are also important financial assets, with significant intrinsic value.

In 1998, corrections from equity market bottoms happened VERY QUICKLY. Korea’s KOSPI Index gained 104% (from .22426 to .46515) between October 8th and December 31, 1998. In the U.S., the S&P 500 Index gained more than 28% over the same 84-day period.

For investors who are not FORCED to sell financial assets today, it is probably best to avoid liquidating unnecessarily into a marketplace occupied by few buyers, many forced sellers, and rattled everyday investors who have become caught up in the drama. For investors who have a bit of cash, we believe it is wise to buy what the forced sellers (and their sympathizers) are selling today. The forced liquidations will run their course and the bargains associated with these liquidations will vanish.

Headlines from 1997–1998

“Despite a World Class Economy, A Nation Senses Decline,” The New York Times, 2/4/97

“For Decades, Easy Money Fueled Big Business in Asia. Now, Banks Are Sinking and a Huge Bill is Coming Due,” Business Week, 2/24/97

“Debt and Corruption Cases Take Toll On South Korea as Growth Slows,” The Washington Post, 4/20/97

“Government Extends Rescue Loan To Korea First Bank,” BBC, 9/5/97

“End of the ‘Asian Miracle’,” The Washington Post, 9/10/97

“South Korea’s Economic Crisis is Set to Get Worse,” International Herald Tribune, 11/6/97

“Asian Turmoil Strikes South Korea; Stocks Log Biggest One Day Drop; Tokyo, Hong Kong Also Hit,” The Washington Post, 11/8/97

“South Korea Yields to Bailout; GOP Lawmakers Raising Questions About Extent of U.S. Role in Rescue,” Dallas Morning News, 12/4/97

“Seoul Crisis Worsens As More Banks Close,” The New York Times, 12/11/97

“One Korean Certainty: No More Business as Usual,” The New York Times, 1/4/98

“In Hindsight, Signs of Asian Debt Crisis Appear Clear; Bank Loan Problems In 1996 Exposed Mountains of Debt, Shook Investor Confidence,” The Washington Post, 1/4/98

“Grim Assessment by U.N. of Asia Crisis,” The New York Times, 12/3/98

Sincerely,

Brian McMahon
CEO and Chief Investment Officer

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

This page is not part of the Annual Report. 39

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:
Thornburg Investment Management® 800.847.0200

Distributor: Thornburg Securities Corporation® 800.847.0200

TH080

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2 This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

Merrill Lynch 7-12 Year Municipal Bond

Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

KOSPI Index – A comprehensive capitalization weighted index that tracks the continuous price performance of all common stocks listed on the Korea Stock Exchange.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Tender Option Bond Programs (TOB) – Programs that allow investors to leverage their assets by borrowing at short-term rates and investing in higher yielding longer-term bonds.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

	CUSIP	NASDAQ SYMBOL
CLASS A	885-215-665	THNYX

This page is not part of the Annual Report. 3

Thornburg New York Intermediate Municipal Fund

At Thornburg, our approach to fixed-income management is based on the premise that investors in our bond funds seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, which named Thornburg Investment Management its 2008 Best Fixed-Income Fund Family.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting in-depth fundamental research on each issue and actively monitoring positions for subsequent credit events.

•	Diversifying among a large number of generally high-quality bonds.

CO-PORTFOLIO MANAGERS

Josh Gonze, George Strickland, and Chris Ihlefeld

IMPORTANT

PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%. The total annual fund operating expense of Class A shares is 1.09%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses for Class A shares do not exceed 0.99%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

LONG-TERM STABILITY OF PRINCIPAL

Net asset value history from September 5, 1997 through September 30, 2008

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2008

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)
Without Sales Charge	0.07%	2.13%	2.12%	3.35%	3.80%
With Sales Charge	(1.93)%	1.46%	1.71%	3.15%	3.61%

30-DAY YIELDS

As of September 30, 2008

	Annualized Distribution Rate	SEC Yield	SEC Taxable Equivalent Yield
A Shares	3.84%	3.45%	5.98%

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2008

Number of Bonds	37
Duration	4.9 Yrs
Net Asset Value	$11.87
Maximum Offering Price	$12.11

SEC Taxable Equivalent Yields assume a 35% marginal federal tax rate and a 7.70% state of New York marginal tax rate. Portions of the income of the Fund may be subject to the alternative minimum tax.

4 This page is not part of the Annual Report.

THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND VERSUS

LIPPER NEW YORK TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

Class A shares as of September 30, 2008

We are often asked to compare Thornburg New York Intermediate Municipal Fund to money market fund returns. Municipal bond funds are not an exact substitute for money market funds. These investments have certain differences, which are discussed below. Investors in the Thornburg New York Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 2.00% maximum sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in municipal bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg New York Intermediate Municipal Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg New York Intermediate Municipal Fund has an average maturity of normally between three and ten years. Interest dividends paid by the Fund or by New York tax-exempt money market funds are generally exempt from federal income tax and (for residents of New York state) state income tax (may be subject to AMT).

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg New York Intermediate Municipal Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg New York Intermediate Municipal Fund or a money market fund. Neither are insured by the FDIC or any other government agency.

Lipper New York Tax-Exempt Money Market Funds Average is an arithmetic average of the total return of all tax-exempt New York money market mutual funds. You cannot invest in a category average.

This page is not part of the Annual Report. 5

Thornburg New York Intermediate Municipal Fund

September 30, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6 Certified Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager

October 17, 2008

Dear Shareholder:

We are pleased to present the Annual Report for the Thornburg New York Intermediate Fund. The net asset value of the Class A shares decreased by 43 cents per share to $11.87 during the twelve months ended September 30, 2008. If you were with us for the entire period, you received dividends of 44.4 cents per share. If you reinvested your dividends, you received 45.2 cents per share.

Josh Gonze Co-Portfolio Manager

In last year’s annual report letter, we wrote about higher yields and lower prices for municipal bonds. We also wrote about attractive valuations relative to Treasury bonds and the larger spreads between yields on high and low quality bonds. At the time, we thought that these relationships would eventually revert back to their long-term averages. We still believe that will happen, but in the meantime, the extreme has become the norm. Tax-free bonds from issuers like Harvard University and the state of Texas are selling for yields 20% higher than Treasury bond yields! Tax adjusted, those are typically junk bond spreads. Meanwhile, anything with a hint of credit risk is suffering from reduced liquidity and enlarged spreads.

Are investors really worried about the solvency of Harvard University? For that matter, are investors really worried about major problems infecting investment-grade municipal bonds, with long-term average default rates of approximately 0.1%? The economy is almost surely suffering through a prolonged recession and it is indeed a time for careful diligence, but the current sell-off is not primarily credit related. We believe that what we are currently witnessing is primarily a result of massive de-leveraging.

Christopher Ihlefeld Co-Portfolio Manager

Over most of this decade, it has been relatively easy for institutional investors to buy long- term municipal bonds on a leveraged basis with borrowed money, typically through some- thing called a Tender Option Bond (TOB) program. This structure was quite profitable and predictable as long as cheap and easy financing was available via money market funds. Thus the TOB trade became very popular among hedge funds, proprietary trading desks, and some mutual funds (not ours). The size of bond positions in TOB programs is not reliably tracked, but reasonable estimates placed it at about $300 billion at the peak, almost 12% of the municipal bond market. Starting last year, and accelerating this year, money market fund appetite for derivatives such as TOB floating rate securities went south. As more and more funds got rid of them or demanded higher yields, financing costs spiked. That squeeze, plus margin calls due to lower bond prices, meant that many players had to unwind their programs by selling bonds into a saturated market.

Large scale selling from leveraged investors wouldn’t be a problem if it was met with large scale buying; but insurance companies and mutual funds, two traditional pillars of the municipal bond market, are not currently aggressive buyers. Individual investors are buying lots of bonds, a healthy sign, but their demand will take time to absorb the waves of selling from leveraged investors. In the meantime, bond prices have been getting pushed lower as yields go higher.

Certified Annual Report 7

Letter to Shareholders

Continued

When will it stop? We don’t exactly know, but we believe that the de-leveraging process in the municipal market is more than half over. After the smoke clears, we expect investors to focus on the safety and security, relative value, and tax-exempt nature of investment-grade municipal bonds. In a world where marginal tax rates are likely to be rising for wealthy Americans, this should lead to significant out-performance of municipal bonds going forward.

The Class A shares of your Fund produced a total return of 0.07% over the twelve-month period ended September 30, 2008 at NAV, compared to a 0.35% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the last year, short-term municipal bonds have performed better than intermediate and long maturity bonds. The Fund invests in a laddered portfolio of bonds that mature over the next 20 years, so it has significant exposure to bonds whose maturities are longer than the 7-12 year bonds in the Index. Since those bonds generally underperformed, the Fund underperformed the Index.

% of Portfolio Maturing		Cumulative % Maturing
2 years =	10.3%	Year 2 =	10.3%
2 to 4 years =	11.2%	Year 4 =	21.5%
4 to 6 years =	13.3%	Year 6 =	34.8%
6 to 8 years =	10.6%	Year 8 =	45.4%
8 to 10 years =	11.7%	Year 10 =	57.1%
10 to 12 years =	8.3%	Year 12 =	65.4%
12 to 14 years =	16.6%	Year 14 =	82.0%
14 to 16 years =	6.3%	Year 16 =	88.3%
16 to 18 years =	1.3%	Year 18 =	89.6%
Over 18 years =	10.4%	Over 18 years =	100.0%

Percentages can and do vary. Data as of 9/30/08.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of 37 municipal obligations from all over New York. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

The U.S. economy is almost certainly in the midst of a significant recession at the moment. Frozen credit markets, mounting job losses, an enormous erosion of wealth in real estate and equity markets have finally brought the American consumer to his knees. Meanwhile, many foreign economies are reeling, leading to reduced demand for U.S. exports. Luckily, most non-financial corporate balance sheets were quite strong coming into the current environment and some industries are experiencing healthy growth. However, this must be tempered by reduced government spending at the state and local level. Meanwhile, the federal government is priming the pumps of our financial system as fast as it can. We believe that the massive life lines given to our nation’s banks, insurance companies, and money market funds will eventually lead to more stability in the financial markets, easier financing terms for companies and individuals, and should ultimately get the housing market back on its feet. However, there are long-term implications. Tighter regulation of derivative markets, mortgage origination and securitization, and the use of financial leverage are all necessary in order to preserve our country’s reputation as a fair place to invest. Furthermore, most or all of the money flooding the capital markets from the U.S. Treasury needs to be returned to taxpayers, and our current ballooning budget deficits need to be reigned in and reduced. If not, we face the longer term risks of higher inflation, a declining currency, and reduced growth prospects.

Following several years of robust growth, New York State has had to reduce revenue projections several times in 2008. Much lower earnings in the insurance and financial sector and a weakening real estate market are adding to projected budget gaps in 2009 and 2010. New York City and State appear to be acting proactively to cut expenditures

8 Certified Annual Report

and postpone tax cuts. Moreover, the city has large built up reserve balances that should help cushion falling tax receipts in this challenging new environment. It is indeed an important time for careful diligence and diversification of investment portfolios. Your Fund is broadly diversified within the state and 88% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report 9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	September 30, 2008

ASSETS
Investments at value (cost $30,597,577) (Note 2)	$30,215,242
Cash	118,169
Receivable for fund shares sold	77,429
Interest receivable	387,599
Prepaid expenses and other assets	277

Total Assets	30,798,716

LIABILITIES
Payable for fund shares redeemed	40,756
Payable to investment advisor and other affiliates (Note 3)	21,102
Accounts payable and accrued expenses	26,378
Dividends payable	25,326

Total Liabilities	113,562

NET ASSETS	$30,685,154

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(16,535)
Net unrealized depreciation on investments	(382,335)
Accumulated net realized gain (loss)	(79,788)
Net capital paid in on shares of beneficial interest	31,163,812

$30,685,154

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($30,685,154 applicable to 2,584,218 shares of beneficial interest outstanding - Note 4)	$11.87
Maximum sales charge, 2.00% of offering price	0.24

Maximum offering price per share	$12.11

See notes to financial statements.

10 Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Year Ended September 30, 2008

INVESTMENT INCOME:
Interest income (net of premium amortized of $127,448)	$1,464,298

EXPENSES:
Investment advisory fees (Note 3)	159,122
Administration fees (Note 3)	39,780
Distribution and service fees (Note 3)	79,561
Transfer agent fees	18,009
Registration and filing fees	293
Custodian fees (Note 3)	16,421
Professional fees	23,128
Accounting fees	521
Trustee fees	464
Other expenses	7,646

Total Expenses	344,945
Less:
Management fees waived by investment advisor (Note 3)	(23,281)
Fees paid indirectly (Note 3)	(6,628)

Net Expenses	315,036

Net Investment Income	1,149,262

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(30,533)
Net change in unrealized appreciation (depreciation) of investments	(1,056,739)

Net Realized and Unrealized Loss	(1,087,272)

Net Increase in Net Assets Resulting From Operations	$61,990

See notes to financial statements.

Certified Annual Report 11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund	September 30, 2008

	Year Ended September 30, 2008	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,149,262	$1,247,732
Net realized gain (loss) on investments	(30,533)	22,961
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(1,056,739)	(275,765)

Net Increase (Decrease) in Net Assets Resulting from Operations	61,990	994,928
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,149,262)	(1,247,732)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(1,243,777)	(1,580,052)

Net Decrease in Net Assets	(2,331,049)	(1,832,856)
NET ASSETS:
Beginning of year	33,016,203	34,849,059

End of year	$30,685,154	$33,016,203

See notes to financial statements.

12 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2008

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York. Because the Fund invests primarily in municipal obligations originating in New York, the Fund’s share value may be more sensitive to adverse economic or political developments in that state. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Certified Annual Report 13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2008

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2008, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the year ended September 30, 2008, the Advisor voluntarily waived investment advisory fees of $23,281. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2008, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2008, fees paid indirectly were $6,628.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	411,254	$5,063,258	455,331	$5,595,138
Shares issued to shareholders in reinvestment of dividends	65,938	806,929	70,407	865,914
Shares repurchased	(577,748)	(7,113,964)	(656,314)	(8,041,104)

Net Increase (Decrease)	(100,556)	$(1,243,777)	(130,576)	$(1,580,052)

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $4,561,045 and $4,109,898, respectively.

14 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2008

NOTE 6 – INCOME TAXES

At September 30, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$30,597,577

Gross unrealized appreciation on a tax basis	$282,853
Gross unrealized depreciation on a tax basis	(665,188)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(382,335)

At September 30, 2008, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2008, the Fund had tax basis capital losses of $49,255, which may be carried forward to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carry forwards will expire September 30, 2014.

As of September 30, 2008, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2007 of $30,533. For tax purposes, such losses will be reflected in the year ending September 30, 2009. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

All dividends paid by the Fund for the year ended September 30, 2008 and September 30, 2007, represent exempt interest dividends, which are excludable by shareholders from gross income for federal income tax purposes.

In order to account for permanent book/tax differences, the Fund increased net capital paid in on shares of beneficial interest by $2,235, and increased distributions in excess of net investment income by $2,235. Reclassifications result primarily from market discount amortization.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosure about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating the impact, if any, that the adoption of FAS 157 will have on the Fund’s financial statements and related disclosures.

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4:

In September 2008, the Financial Accounting Standards Board issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP 133-1”). FSP 133-1 is effective for any financial report ending after November 15, 2008. FSP 133-1 amends each of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require certain additional disclosures by the sellers of credit derivatives and guarantees. FSP 133-1 also clarifies the effective date of FAS 161. Management is evaluating the impact, if any, that the adoption of FSP 133-1 will have on the Fund’s financial statements and related disclosures.

Certified Annual Report 15

FINANCIAL HIGHLIGHTS

Thornburg New York Intermediate Municipal Fund

	Year Ended September 30,				Three Months Ended Sept. 30, 2004(a)		Year Ended June 30, 2004
Class A Shares:	2008	2007	2006	2005
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.30	$12.38	$12.44	$12.64	$12.46		$12.86
Income from investment operations:
Net investment income (loss)	0.44	0.46	0.45	0.42	0.10		0.45
Net realized and unrealized gain (loss) on investments	(0.43)	(0.08)	(0.06)	(0.20)	0.18		(0.40)
Total from investment operations	0.01	0.38	0.39	0.22	0.28		0.05
Less dividends from:
Net investment income	(0.44)	(0.46)	(0.45)	(0.42)	(0.10)		(0.45)
Change in net asset value	(0.43)	(0.08)	(0.06)	(0.20)	0.18		(0.40)
NET ASSET VALUE, end of period	$11.87	$12.30	$12.38	$12.44	$12.64		$12.46
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	0.07	3.13	3.23	1.73	2.26		0.36
Ratios to average net assets:
Net investment income (loss) (%)	3.61	3.74	3.66	3.31	3.19	(c)	3.51
Expenses, after expense reductions (%)	1.01	1.01	1.01	1.00	0.99	(c)	0.99
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.99	0.99	0.99	(c)	0.99
Expenses, before expense reductions (%)	1.08	1.11	1.11	1.12	1.18	(c)	1.11
Portfolio turnover rate (%)	13.42	14.91	15.38	28.70	4.27		13.46
Net assets at end of period (thousands)	$30,685	$33,016	$34,849	$41,375	$45,543		$42,551

(a)	The Fund’s fiscal year-end changed to September 30.

(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(c)	Annualized.

See notes to financial statements.

16 Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2008

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. The category of investments identified as “AAA” in this graph includes investments which are pre-refunded or escrowed to maturity. Such investments are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to satisfy the timely payment of principal and interest and, therefore, are normally deemed to be equivalent to AAA-rated securities.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Amherst IDA Civic Facility, 5.75% due 4/1/2015 (Insured: ACA)	NR/NR	$465,000	$462,763
Dutchess County IDA, 5.00% due 8/1/2021 (Bard College)	A3/NR	1,100,000	1,049,752
Hempstead IDA Resource Recovery, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel)	Baa3/BB+	1,000,000	986,990
Monroe County IDA, 6.45% due 2/1/2014 (DePaul Community Facility; Insured: SONYMA)	Aa1/NR	640,000	646,918
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/BBB+	495,000	477,937
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	400,000	417,792
New York City GO, 6.75% due 2/1/2009 (Insured: MBIA-IBC)	Aa3/AA	950,000	963,215
New York City GO, 5.00% due 8/1/2018	Aa3/AA	1,000,000	1,003,500
New York City GO, 5.00% due 8/1/2025	Aa3/AA	400,000	376,520
New York City Municipal Water Finance Authority, 5.75% due 6/15/2013 (ETM)	Aa2/AAA	1,000,000	1,030,830
New York City Transitional Finance Authority, 5.25% due 8/1/2016 (Insured: AMBAC)	Aa1/AAA	1,000,000	1,037,180
New York City Transitional Finance Authority, 5.00% due 11/1/2020	Aa1/AAA	1,000,000	1,002,620
New York City Trust Cultural Resources, 5.75% due 7/1/2014 (Museum of American Folk Art; Insured: ACA)	NR/NR	920,000	906,660
New York Convention Center Development Corp. Hotel Unit Fee, 5.00% due 11/15/2017 (Insured: AMBAC)	Aa3/AA	1,000,000	1,027,010
New York Dormitory Authority, 5.25% due 7/1/2010 (D’Youville College; Insured: Radian)	NR/BBB+	350,000	355,887
New York Dormitory Authority, 5.25% due 7/1/2011 (D’Youville College; Insured: Radian)	NR/BBB+	370,000	376,889
New York Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B Hucles Nursing Home; Insured: SONYMA)	Aa1/NR	400,000	416,396
New York Dormitory Authority, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center; Insured: SONYMA)	Aa1/NR	1,000,000	1,037,720
New York Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B Hucles Nursing Home; Insured: SONYMA)	Aa1/NR	1,000,000	948,690
New York Dormitory Authority Health Quest Systems, 5.25% due 7/1/2027 (Insured: Assured Guaranty)	Aaa/AAA	500,000	487,730
New York Dormitory Authority Lease, 5.25% due 8/15/2013 (Master Boces; Insured: FSA)	Aaa/AAA	1,000,000	1,040,340
New York Dormitory Authority Lease, 5.00% due 1/15/2023	A1/AA-	1,000,000	953,730
New York Dormitory Authority Mental Health Services, 5.00% due 2/15/2015 (Insured: AMBAC)	Aa3/AA	1,000,000	1,051,200
New York Dormitory Authority Mental Health Services, 5.50% due 2/15/2019 pre-refunded 8/15/2011 (Insured: MBIA)	A1/AA	1,085,000	1,162,740
New York Dormitory Authority Personal Income Tax, 5.50% due 3/15/2012	Aa3/AAA	1,000,000	1,072,680
New York Dormitory Authority Personal Income Tax, 5.00% due 3/15/2019 (Insured: FSA)	Aaa/AAA	1,000,000	1,023,230
New York Environmental Facilities Corp. PCR Water, 6.875% due 6/15/2014 (State Revolving Fund)	Aaa/AAA	400,000	401,228
New York State Thruway Authority General, 5.00% due 1/1/2018 (Insured: AMBAC)	Aa3/AA	1,000,000	1,025,280
New York State Thruway Authority Highway & Bridge Trust Fund, 5.00% due 4/1/2022	NR/AA	1,000,000	977,730
Newark Wayne Community Hospital, 5.875% due 1/15/2033 (Insured: AMBAC)	Aa3/AA	1,310,000	1,310,131
Oneida County IDA, 6.00% due 1/1/2010 (Faxton Hospital; Insured: Radian)	NR/BBB+	375,000	383,588
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for Central NY; LOC: HSBC Bank USA)	Aa2/NR	450,000	458,343

Certified Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: FSA)	Aaa/AAA	$1,000,000	$988,520
Port Chester IDA, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation; Collateralized: FNMA)	NR/AAA	750,000	776,460
Tobacco Settlement Funding Corp., 5.50% due 6/1/2021	A1/AA-	1,000,000	1,005,220
Triborough Bridge & Tunnel Authority, 5.00% due 11/15/2025	Aa2/AA-	1,410,000	1,353,487
Utica IDA Civic Facility, 5.25% due 7/15/2016 (Munson Williams Proctor Institute)	A1/NR	210,000	218,336

TOTAL INVESTMENTS — 98.47% (Cost $30,597,577)			$30,215,242
OTHER ASSETS LESS LIABILITIES — 1.53%			469,912

NET ASSETS — 100.00%			$30,685,154

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

18 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 19, 2008

Certified Annual Report 19

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	September 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2008 and held until September 30, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/08	Ending Account Value 9/30/08	Expenses Paid During Period† 3/31/08–9/30/08
Class A Shares
Actual	$1,000.00	$985.20	$4.91
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for Class A shares (0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20 Certified Annual Report

INDEX COMPARISON

Thornburg New York Intermediate Municipal Fund	September 30, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New York Intermediate Municipal Fund versus Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index (September 5, 1997 to September 30, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2008 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)	(1.93)%	1.71%	3.15%	3.61%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charge. Class A shares are sold with a maximum sales charge of 2.00%.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report 21

TRUSTEES AND OFFICERS

Thornburg New York Intermediate Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 62 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO to 2007 and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 52 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 63 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 67 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 62 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Beijing, China (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 59 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 54 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 49 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

22 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 45 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 69 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 41 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 38 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 37 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 45 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 40 Vice President since 1999	Co-Portfolio Manager, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 38 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 42 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 34 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 50 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 38 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report 23

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Thomas Garcia, 37 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 37 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004.	Not applicable

Connor Browne, 29 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 34 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004.	Not applicable

Lewis Kaufman, 32 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

Christopher Ryon, 52 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 33 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 48 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP to 2007.	Not applicable

Jack Gardner, 54 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of fourteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fourteen Funds of the Trust. Each Trustee oversees the fourteen Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fourteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

24 Certified Annual Report

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	September 30, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2008, 100% of dividends paid by the Fund are tax exempt dividends for federal income tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, The Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to categories of municipal debt mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events in the view of the Fund’s investment objectives and policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees recalled their observations that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad-based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectus, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

Certified Annual Report 25

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2008 (Unaudited)

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations over various periods. The Trustees further noted in this regard that the Fund’s investment performance in a majority of the previous nine calendar years had been less than the performance of one of the two mutual fund categories considered, but further noted that the Fund’s performance in one, three and five year periods relative to the two categories had continued to improve and the Fund’s relative performance fell within the top third of each category in the three year period and in the top half of each category in the one and five year periods. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s portfolio volatility relative to those measures continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of fees, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of New York municipal debt mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor to the Fund, after the Advisor’s waiver of a portion of the fee, was slightly lower than the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was slightly lower than the average expense ratio and slightly higher than the median expense ratio for the same fund group. The Trustees noted their previous observations respecting fees charged by the Advisor to other investment management clients and their conclusion that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectus, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

26 Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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28 This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report. 29

Message from the CEO

October 15, 2008

Dear Shareholder:

We have all seen liquidation sales, when a retailer (or any other business) closes its doors and auctions off its assets. Though liquidation sales may be sad for the seller, these events often stir excitement among buyers. Seasoned shoppers – those who are knowledgeable about what the merchandise being liquidated “usually” costs – become particularly excited about finding and buying good-quality items at cut-rate prices. Rarely does someone else’s liquidation sale prompt us as consumers to liquidate our own holdings of clothing, appliances, housing or cars – even if we might have paid more for the same or similar assets in the recent past. On the contrary, consumers usually buy more – to the extent that they can come up with the cash. Liquidation sales are always for cash.

In recent weeks, we have witnessed many investors having exactly the opposite reaction to liquidation sales of financial assets – they are drawn to join the selling frenzy, rather than look for bargains to buy. The liquidation sales have been made by various holders of financial assets – investment banks, banks, hedge funds, investment funds, etc. These holders are either going out of business due to debt-leveraged capital structures, or are forced to shrink the sizes of their portfolios due to customer defections. (NOTE: Thornburg mutual funds have NO leverage. They are 100% funded by equity shares purchased by their shareholders.) It is strange to observe that many investors who hold diversified portfolios of financial assets suddenly feel a need to compete with the forced sellers in a crowded, noisy marketplace – thereby forcing prices even lower! But, that is exactly what has happened in early October of 2008.

We have been asked whether we have EVER seen this kind of environment before, with some questioners reminding that we are too young to have been managing investment portfolios during the 1930s. We were not around for the 1930s, but we HAVE experienced market meltdowns.

Consider the “Asian Debt Crisis” of 1997 and 1998. That environment included many of the same elements as the current macroeconomic environment in the United States:

•	Over-borrowing by banks and consumers;

•	Lenders withdrawing funds from burdened borrowers;

•	Clumsy governmental efforts to shore up weakened financial institutions and asset prices;

•	Declining stock and bond prices;

•	Frantic selling by unnerved owners of financial assets.

To quantify one financial benchmark, the KOSPI (Korean) Stock Index (see Exhibit 1) declined by more than 85% from .89246 to .19580 (expressed in $US) between June 14th 1997 and June 16th 1998.

The media reports about the financial problems facing the United States now are most negative. The 1997/98 stories about Asia were even worse. Consider the headlines shown on the following page regarding Korea from that period.

30 This page is not part of the Annual Report.

Sound familiar? Some of the actors are new, but the current financial crisis is really a re-run of a “debt bubble” story we have seen several times in the past.

Investors ask, “Are we at the bottom yet?” Though there are many opinions about this, nobody really knows the answer. What we do know is that risk financial assets in the United States and throughout the world are cheaper than they usually are, because prices have declined sharply during 2008. By virtue of this cheapness, we believe that the probabilities of favorable financial outcomes for today’s buyers of significant financial assets are much improved compared to most times. We have the same belief for current holders of significant financial assets who resist the urge to sell.

Let’s return to the case of Korea and the KOSPI Index of leading Korean stocks from the time of the Asian debt crisis. Measured in $US, the KOSPI traded over the entire period from February 2007 to August 1, 2008 above 1.5 (see preceding Exhibit 1). It traded most of the last half of 2007 above 2! Do you appreciate stories of equity portfolios that increase in value by more than 5 times within a decade? In hindsight, everyone reading these words would probably have been DELIGHTED to have purchased the KOSPI Index at any price near its 1998 $US average of .29101, given the 2007 rise in value of this very same index to more than 1.5, and then more than 2! It wasn’t necessary to catch the absolute bottom (.19580) in order to have a very satisfactory investment outcome. And what company stocks were in the KOSPI Index, then and now? … utilities, banks, manufacturers, retailers, consumer goods producers, etc. These are IMPORTANT assets, not just abstractions. The equities of firms in the major U.S. market indices are also important financial assets, with significant intrinsic value.

In 1998, corrections from equity market bottoms happened VERY QUICKLY. Korea’s KOSPI Index gained 104% (from .22426 to .46515) between October 8th and December 31, 1998. In the U.S., the S&P 500 Index gained more than 28% over the same 84-day period.

Headlines from 1997–1998

“Despite a World Class Economy, A Nation Senses Decline,” The New York Times, 2/4/97

“For Decades, Easy Money Fueled Big Business in Asia. Now, Banks Are Sinking and a Huge Bill is Coming Due,” Business Week, 2/24/97

“Debt and Corruption Cases Take Toll On South Korea as Growth Slows,” The Washington Post, 4/20/97

“Government Extends Rescue Loan To Korea First Bank,” BBC, 9/5/97

“End of the ‘Asian Miracle’,” The Washington Post, 9/10/97

“South Korea’s Economic Crisis is Set to Get Worse,” International Herald Tribune, 11/6/97

“Asian Turmoil Strikes South Korea; Stocks Log Biggest One Day Drop; Tokyo, Hong Kong Also Hit,” The Washington Post, 11/8/97

“South Korea Yields to Bailout; GOP Lawmakers Raising Questions About Extent of U.S. Role in Rescue,” Dallas Morning News, 12/4/97

“Seoul Crisis Worsens As More Banks Close,” The New York Times, 12/11/97

“One Korean Certainty: No More Business as Usual,” The New York Times, 1/4/98

“In Hindsight, Signs of Asian Debt Crisis Appear Clear; Bank Loan Problems In 1996 Exposed Mountains of Debt, Shook Investor Confidence,” The Washington Post, 1/4/98

“Grim Assessment by U.N. of Asia Crisis,” The New York Times, 12/3/98

For investors who are not FORCED to sell financial assets today, it is probably best to avoid liquidating unnecessarily into a marketplace occupied by few buyers, many forced sellers, and rattled everyday investors who have become caught up in the drama. For investors who have a bit of cash, we believe it is wise to buy what the forced sellers (and their sympathizers) are selling today. The forced liquidations will run their course and the bargains associated with these liquidations will vanish.

Sincerely,

Brian McMahon
CEO and Chief Investment Officer

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32 This page is not part of the Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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34 This page is not part of the Annual Report.

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:
Thornburg Investment Management® 800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200
TH860

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Strategies for Building Real Wealth

Thornburg Limited Term Income Funds

Informational Brochure and
Annual Report – September 30, 2008
Includes All Share Classes

Lipper's 2008
Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.'s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. *Past performance does not guarantee future results.*

Lipper's large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges.

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Funds’ shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Funds carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ Prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance data given at net asset value (NAV) does not take into account applicable sales charges. If the sales charges had been included, the performance would have been lower. Minimum investments for Class I shares are higher than those for other classes. Class I and R3 shares may not be available to all investors.

Glossary

Barclays Capital Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

Barclays Capital Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

KOSPI Index – A comprehensive capitalization weighted index that tracks the continuous price performance of all common stocks listed on the Korea Stock Exchange.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alternative Minimum Tax (AMT) – A federal tax aimed at ensuring that high-income individuals, estates, trusts, and corporations pay a minimal level income tax. For individuals, the AMT is calculated by adding tax preference items to regular taxable income.

Distribution Rate – The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Limited Term U.S. Government Fund	CUSIPS	NASDAQ SYMBOLS
CLASS A	885-215-103	LTUSX
CLASS B	885-215-848	LTUBX
CLASS C	885-215-830	LTUCX
CLASS I	885-215-699	LTUIX
CLASS R3	885-215-491	LTURX

Limited Term Income Fund
CLASS A	885-215-509	THIFX
CLASS C	885-215-764	THICX
CLASS I	885-215-681	THIIX
CLASS R3	885-215-483	THIRX

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Thornburg Limited Term U.S. Government Fund

At Thornburg, our approach to fixed-income management is based on the premise that investors in our bond funds seek preservation of capital along with an attractive, relatively stable yield. While aggressive bond strategies may generate stronger returns when the market is turning a blind eye towards risk, they usually fail to stack up over longer periods of time. Our patience and diligence was recognized by Lipper, which named Thornburg Investment Management its 2008 Best Fixed-Income Fund Family.

We apply time-tested techniques to manage risk and provide attractive returns. These include:

•	Building a laddered portfolio. Laddering has been shown over time to mitigate price and interest rate risk.

•	Investing on a cash-only basis without using leverage. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducting careful research to invest where we see the best relative value among government and agency sectors.

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Limited Term U.S. Government Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 0.99%, as disclosed in the most recent Prospectus.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2008

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)
Without Sales Charge	5.75%	4.54%	3.05%	4.49%	5.99%
With Sales Charge	4.15%	4.03%	2.74%	4.33%	5.91%

30-DAY YIELDS

As of September 30, 2008

	Annualized Distribution Rate	SEC Yield
A Shares	3.55%	3.46%
B Shares	2.50%	2.46%
C Shares	3.24%	3.17%
I Shares	3.81%	3.77%
R3 Shares	3.46%	3.41%

See page 46 for all share class total returns.

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2008

Number of Bonds	113
Duration	3.3 Yrs

A Shares:
Net Asset Value	$13.26
Maximum Offering Price	$13.46

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THORNBURG LIMITED TERM U.S. GOVERNMENT FUND VERSUS

LIPPER U.S. GOVERNMENT MONEY MARKET FUNDS AVERAGE

Class A shares as of September 30, 2008

We often are asked to compare Thornburg Limited Term U.S. Government Fund to money market fund returns. U.S. Government bond funds are not an exact substitute for money market funds. These investments have certain differences, which are discussed below. Investors in Thornburg Limited Term U.S. Government Fund took more risk than money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in U.S. Government bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Limited Term U.S. Government Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Limited Term U.S. Government Fund has an average maturity of normally less than five years. Interest dividends paid by the Fund or by U.S. Government money market funds are generally exempt from federal income tax and may be exempt from some state income tax.

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg Limited Term U.S. Government Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Limited Term U.S. Government Fund or a U.S. Government money market fund. Neither are insured by the FDIC or any other government agency.

Lipper U.S. Government Money Market Funds Average is an arithmetic average of the total return of all U.S. Government money market mutual funds. You cannot invest in a category average.

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Thornburg Limited Term Income Fund

The Thornburg Limited Term Income Fund takes the laddering strategy to the broader fixed-income market. Expanding beyond government and agency securities brings additional risks – as well as potentially higher returns. The team addresses these uncertainties by employing a comprehensive approach to risk management. While utilizing the ladder to balance interest rate and reinvestment risk, the team also:

•	Invests on a cash-only basis. While leveraged strategies may enhance returns when market conditions are favorable, they can quickly compound losses when sentiment shifts.

•	Conducts in-depth fundamental research on each credit issue under consideration. The goal of this research is identification of bonds which provide a reasonable return for their given level of risk.

•	Maintains a portfolio of high-quality bonds and diversifies among a large number of bonds to minimize the potential impact of default by any single issuer.

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Limited Term Income Fund’s Class A shares is 1.50%. The total annual fund operating expense of Class A shares is 1.08%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses for Class A shares do not exceed 0.99%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2008

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)
Without Sales Charge	0.44%	2.61%	2.24%	4.25%	5.17%
With Sales Charge	(1.08)%	2.09%	1.93%	4.09%	5.07%

30-DAY YIELDS

As of September 30, 2008

	Annualized Distribution Rate	SEC Yield
A Shares	4.71%	4.40%
C Shares	4.44%	4.21%
I Shares	5.06%	4.83%
R3 Shares	4.70%	4.45%

See page 47 for all share class total returns.

KEY PORTFOLIO ATTRIBUTES

As of September 30, 2008

Number of Bonds	235
Duration	3.3 Yrs

A Shares:
Net Asset Value	$11.92
Maximum Offering Price	$12.10

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THORNBURG LIMITED TERM INCOME FUND VERSUS

LIPPER MONEY MARKET FUNDS (TAXABLE) AVERAGE

Class A shares as of September 30, 2008

We often are asked to compare Thornburg Limited Term Income Fund to money market fund returns. Taxable bond funds are not an exact substitute for money market funds. These investments have certain differences, which are discussed below. Investors in Thornburg Limited Term Income Fund took more risk than money market fund investors to earn their higher returns.

Past performance does not guarantee future results. Performance data above does not include the 1.50% sales charge for Class A shares. If the sales charge had been included, returns would have been lower. Returns shown are minus the initial investment.

Investors in taxable bond funds may experience more volatility than those in comparable money market funds. There are also differences in fees and expenses.

Investors in the Thornburg Limited Term Income Fund took more risk than money market investors to earn their higher returns including reinvestment risk, credit risk, and inflation risk. Unlike money market funds, the prices of bonds fluctuate relative to changes in interest rates, with principal values decreasing when interest rates rise and increasing when interest rates fall. Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Thornburg Limited Term Income Fund has an average maturity of normally less than five years.

Interest dividends paid by the Fund or by taxable money market funds are generally subject to federal income tax and state income tax (except for income from U.S. Government Treasuries, if applicable). Both Thornburg Limited Term Income Fund and taxable money market funds may be subject to AMT.

Money market funds seek to preserve the value per share at $1.00, whereas, the Thornburg Limited Term Income Fund’s net asset value changes daily. It is possible to lose money when investing in either the Thornburg Limited Term Income Fund or a taxable money market fund. Neither are insured by the FDIC or any other government agency.

Lipper Money Market Funds (Taxable) Average is an arithmetic average of the total return of all taxable money market mutual funds. You cannot invest in a category average.

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Thornburg Limited Term Income Funds

September 30, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

8    Certified Annual Report

Letter to Shareholders

Jason Brady, CFA Portfolio Manager

October 15, 2008

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the period ended September 30, 2008. The net asset value of a Class A share of the Thornburg Limited Term U.S. Government Fund increased 29 cents per share in the period to $13.26. If you were invested for the entire period, you received dividends of 44.9 cents per share. If you reinvested your dividends, you received 45.6 cents per share. The net asset value of a Class A share of the Thornburg Limited Term Income Fund decreased 48 cents per share in the period to $11.92. If you were invested for the entire period, you received dividends of 54.7 cents per share. If you reinvested your dividends, you received 55.8 cents per share. For both Funds, dividends per share were lower for some classes and higher for other classes of shares.

The yields on U.S. Treasuries were volatile over the course of the past year, with a major change in the shape of the yield curve as well as general price appreciation in U.S. Treasuries driving returns in that sector. A much larger factor in the fixed income market generally was a considerable widening in spreads (the additional yield the market requires for investing in risky securities versus credit risk-less U.S. Treasuries) on all non-Treasury bond asset classes. The two-year U.S. Treasury moved from a 3.99% yield to a 1.96% yield over the course of the past year, while the ten-year U.S. Treasury moved from a 4.59% yield to a 3.82% yield. As you can see, front-end securities moved much lower in yield than longer term securities. This “steepening” of the yield curve was primarily the result of a slowing in the U.S. economy and the corresponding actions of the Federal Reserve to lower the Fed Funds rate. Those policy actions were largely due to a significant dislocation of global credit markets. Credit spreads continued to widen dramatically, particularly in March and September of 2008. The Barclays Capital Corporate Bond Index lost 6.78% over the course of the twelve months ended on September 30, 2008. By many measures, fixed income securities have had their worst year in history. The market continues to be challenging from a price and liquidity standpoint, though yields in non-Treasury securities are extremely attractive for any long-term investor, given fundamental risks.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 5.75% over the twelve-month period, assuming a beginning-of-period investment at the net asset value. The Barclays Capital Intermediate Government Index produced a 7.52% total return over the same time period. The average return for the Lipper Short-Intermediate U.S. Government Bond category was 4.61%. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 0.44% over the twelve-month period, assuming a beginning-of-period investment at the net asset value. The Barclays Capital Intermediate Government/Credit Index produced a 3.13% total return over the same time period. The average return for the Lipper Short-Intermediate Investment Grade category was negative 0.98%. Both Barclays indices reflect no deduction for fees, expenses, or taxes.

The Funds kept their durations somewhat shorter than the indices during much of the past year and as a result took advantage of the aforementioned yield curve steepening. At the same time, Thornburg’s laddered portfolio strategy and prudent credit selection (within the Income Fund) clearly benefited the Thornburg Limited Term Income Fund. However, the Thornburg Limited Term Income Fund, while maintaining a very high (AA) average credit rating, holds a much smaller proportion of U.S. Treasury securities than the index. In a time of widening credit spreads, U.S. Treasuries outperformed any other security, limiting returns for the Thornburg Limited Term Income Fund relative to its index. Similarly, while the Thornburg Limited Term U.S. Government Fund continues to hold only instruments guaranteed by the U.S. Government or government sponsored enterprises, the Fund’s holdings in non-Treasury securities including Agency Debentures and Mortgages underperformed U.S. Treasuries. I remain quite comfortable with our holdings and believe that over time each investment will yield satisfactory results, and in aggregate, position the Funds well for continued positive returns. Furthermore, the medium and long-term yields available in the market today make for significant investment opportunities for an investor with a reasonable time horizon.

Certified Annual Report    9

Letter to Shareholders

    Continued

The recent volatility in the marketplace continues to underline the importance of high quality bonds in your bond portfolio allocation. Both Funds continue to perform even in an environment with nearly unprecedented movements in all asset classes. These periods of volatility have been relatively short in the past, and credit spreads had remained fairly well behaved. However, the past year has shown that volatility is alive and well. Furthermore, the challenges to continued smooth economic and asset growth are significant. Problems within financial institutions caused by weakness in housing markets have spilled over into the broader economy, and it is likely, given recent GDP growth, that we are in the midst of a recession, though this has yet to be officially declared.

In this environment, high quality bond funds should represent a safe haven. Thornburg Investment Management will continue to strive to give you, the bond investor, a consistent income stream and a set of funds which are not highly correlated to equity markets’ returns. The broad distribution of fund returns in the past year shows that those that reached for yield by taking incremental risk, for which they were not compensated, have suffered. In some cases, years of fund returns have been wiped out in just a few months, or even weeks. We believe that the store of value in your bond portfolio should benefit you through economic cycles and we strive to invest with that in mind.

No matter the direction of interest rates or credit spreads in the near term, I believe your Funds are well positioned to achieve their longer term goals. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. This balances duration and yield in a way which is designed, in our opinion, to provide the best risk-adjusted bond returns over time. Intermediate bonds can provide stability to the underlying principal, they can provide income for your portfolio, and over time they have provided an attractive return versus money market instruments.

Thank you very much for investing in our Funds. I feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for those looking for core bond investments. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Sincerely,

Jason H. Brady, CFA
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

10    Certified Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	September 30, 2008

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $201,640,785 and $323,075,344, respectively) (Note 2)	$203,340,934	$310,360,100
Cash	25,404,865	13,419,109
Receivable for investments sold	—	298,750
Principal receivable	743,206	—
Receivable for fund shares sold	3,626,492	1,026,807
Interest receivable	1,525,031	3,584,344
Prepaid expenses and other assets	31,503	33,153

Total Assets	234,672,031	328,722,263

LIABILITIES
Payable for securities purchased	12,977,986	6,348,597
Payable for fund shares redeemed	995,848	2,339,155
Payable to investment advisor and other affiliates (Note 3)	129,088	207,874
Accounts payable and accrued expenses	38,006	131,102
Dividends payable	118,754	275,664

Total Liabilities	14,259,682	9,302,392

NET ASSETS	$220,412,349	$319,419,871

NET ASSETS CONSIST OF:
Undistributed (over distributed) net investment income	$83,044	$(98,854)
Net unrealized appreciation (depreciation) on investments	1,700,149	(12,715,244)
Accumulated net realized gain (loss)	(1,409,057)	(6,992,713)
Net capital paid in on shares of beneficial interest	220,038,213	339,226,682

	$220,412,349	$319,419,871

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($123,625,392 and $134,371,916 applicable to 9,324,400 and 11,276,755 shares of beneficial interest outstanding—Note 4)	$13.26	$11.92
Maximum sales charge, 1.50% of offering price	0.20	0.18

Maximum offering price per share	$13.46	$12.10

Class B Shares:
Net asset value and offering price per share * ($5,147,430 applicable to 389,105 shares of beneficial interest outstanding—Note 4)	$13.23	$—

Certified Annual Report    11

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2008

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class C Shares:
Net asset value and offering price per share * ($63,997,577 and $57,114,446 applicable to 4,797,895 and 4,800,739 shares of beneficial interest outstanding—Note 4)	$13.34	$11.90

Class I Shares:
Net asset value, offering and redemption price per share ($21,275,271 and $118,221,979 applicable to 1,604,774 and 9,920,241 shares of beneficial interest outstanding—Note 4)	$13.26	$11.92

Class R3 Shares:
Net asset value, offering and redemption price per share ($6,366,679 and $9,711,530 applicable to 479,908 and 814,480 shares of beneficial interest outstanding—Note 4)	$13.27	$11.92

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12    Certified Annual Report

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2008

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $599,193 and $400,933, respectively)	$7,162,444	$16,510,351

EXPENSES:
Investment advisory fees (Note 3)	621,335	1,535,234
Administration fees (Note 3)
Class A Shares	127,169	172,387
Class B Shares	3,734	—
Class C Shares	45,998	57,483
Class I Shares	9,344	57,576
Class R3 Shares	6,850	9,999
Distribution and service fees (Note 3)
Class A Shares	254,339	344,775
Class B Shares	29,898	—
Class C Shares	368,879	460,559
Class R3 Shares	27,469	40,142
Transfer agent fees
Class A Shares	97,990	123,873
Class B Shares	5,456	—
Class C Shares	42,560	50,071
Class I Shares	14,530	55,927
Class R3 Shares	5,324	8,310
Registration and filing fees
Class A Shares	15,606	21,378
Class B Shares	14,785	—
Class C Shares	16,629	17,275
Class I Shares	14,958	18,534
Class R3 Shares	15,915	19,249
Custodian fees (Note 3)	63,081	74,571
Professional fees	31,893	40,327
Accounting fees	3,143	6,174
Trustee fees	2,039	4,083
Other expenses	39,104	39,268

Total expenses	1,878,028	3,157,195
Less:
Expenses reimbursed by investment advisor (Note 3)	(30,370)	(149,548)
Distribution fees waived (Note 3)	(184,440)	(230,279)
Fees paid indirectly (Note 3)	(23,808)	(8,396)

Net expenses	1,639,410	2,768,972

Net Investment Income	$5,523,034	$13,741,379

Certified Annual Report    13

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Fund	Year Ended September 30, 2008

	Limited Term U.S. Government Fund	Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$591,631	$(1,268,288)
Net change in unrealized appreciation (depreciation) on investments	2,079,673	(11,780,991)

Net Realized and Unrealized Gain (Loss)	2,671,304	(13,049,279)

Net Increase in Net Assets Resulting From operations	$8,194,338	$692,100

See notes to financial statements.

14    Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$5,523,034	$4,476,842
Net realized gain (loss) on investments	591,631	(1,130,360)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	2,079,673	3,591,635

Net Increase (Decrease) in Net Assets Resulting from operations	8,194,338	6,938,117

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,449,329)	(3,111,314)
Class B Shares	(62,097)	(43,700)
Class C Shares	(1,141,337)	(730,241)
Class I Shares	(687,676)	(557,507)
Class R3 Shares	(182,595)	(134,180)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	30,152,088	(16,914,982)
Class B Shares	2,522,111	69,320
Class C Shares	38,094,236	19,577
Class I Shares	5,016,787	797,088
Class R3 Shares	1,881,814	730,067

Net Increase (Decrease) in Net Assets	80,338,340	(12,937,755)

NET ASSETS:
Beginning of year	140,074,009	153,011,764

End of year	$220,412,349	$140,074,009

Undistributed net investment income	$83,044	$30,440

See notes to financial statements.

Certified Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Limited Term Income Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$13,741,379	$13,360,036
Net realized gain (loss) on investments	(1,268,288)	(2,488,007)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(11,780,991)	3,252,405

Net Increase (Decrease) in Net Assets Resulting from Operations	692,100	14,124,434

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,044,314)	(7,108,149)
Class C Shares	(1,908,409)	(1,590,499)
Class I Shares	(5,435,409)	(4,559,897)
Class R3 Shares	(353,247)	(201,476)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(15,302,054)	(35,890,344)
Class C Shares	18,676,711	(3,689,930)
Class I Shares	19,634,479	(8,312,790)
Class R3 Shares	3,948,966	2,841,946

Net Increase in Net Assets	13,908,823	(44,386,705)

NET ASSETS:
Beginning of year	305,511,048	349,897,753

End of year	$319,419,871	$305,511,048

Undistributed net investment income	$—	$29,903

See notes to financial statements.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2008

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the preservation of capital. As a secondary objective, the Funds seek to reduce expected changes in their share prices compared to longer term portfolios.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Debt obligations have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. Quotations for any foreign debt obligations in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Funds, the valuation and pricing committee determines a fair value for the obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Funds upon a sale of the investment, and that difference could be material to the Funds’ financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds’, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2008

so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2008, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the year ended September 30, 2008, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $2,990, $1,740, and $25,640 for the Class C, I, and R3 shares, respectively, of the Government Fund and $59,774, $37,913, $9,483, and $42,378 for the Class A, C, I, and R3 shares, respectively, of the Income Fund.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2008

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2008, the Distributor has advised the Funds that they reimbursed $45 from the sale of Class A shares of the Government Fund, earned commissions aggregating $901 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $17,876 and $6,830 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, and Class R3 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by the Distributor for each class of shares of the Funds under their respective Service and Distribution Plans for the year ended September 30, 2008, are set forth in the Statements of Operations. Distribution fees of $184,440 and $230,279, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the year ended September 30, 2008, fees paid indirectly were $23,808 for the Government Fund and $8,396 for the Income Fund.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,369,558	$58,069,047	1,276,492	$16,340,009
Shares issued to shareholders in reinvestment of dividends	211,200	2,798,238	190,598	2,442,071
Shares repurchased	(2,318,228)	(30,715,197)	(2,790,433)	(35,697,062)

Net Increase (Decrease)	2,262,530	$30,152,088	(1,323,343)	$(16,914,982)

Class B Shares
Shares sold	287,259	$3,815,622	67,148	$859,574
Shares issued to shareholders in reinvestment of dividends	3,540	46,773	2,341	29,948
Shares repurchased	(101,549)	(1,340,284)	(64,214)	(820,202)

Net Increase (Decrease)	189,250	$2,522,111	5,275	$69,320

Class C Shares
Shares sold	4,329,138	$57,987,683	805,083	$10,391,015
Shares issued to shareholders in reinvestment of dividends	65,290	870,692	44,908	578,910
Shares repurchased	(1,556,409)	(20,764,139)	(849,163)	(10,950,348)

Net Increase (Decrease)	2,838,019	$38,094,236	828	$19,577

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2008

GOVERNMENT FUND (cont.)	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	922,038	$12,250,106	449,065	$5,745,316
Shares issued to shareholders in reinvestment of dividends	39,092	517,921	36,249	464,437
Shares repurchased	(587,596)	(7,751,240)	(422,642)	(5,412,665)

Net Increase (Decrease)	373,534	$5,016,787	62,672	$797,088

Class R3 Shares
Shares sold	265,853	$3,540,253	202,447	$2,596,860
Shares issued to shareholders in reinvestment of dividends	13,376	177,342	10,191	130,690
Shares repurchased	(138,318)	(1,835,781)	(155,073)	(1,997,483)

Net Increase (Decrease)	140,911	$1,881,814	57,565	$730,067

INCOME FUND	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,077,504	$50,782,602	2,831,583	$34,951,535
Shares issued to shareholders in reinvestment of dividends	382,187	4,756,794	452,077	5,583,769
Shares repurchased	(5,687,221)	(70,841,450)	(6,196,310)	(76,425,648)

Net Increase (Decrease)	(1,227,530)	$(15,302,054)	(2,912,650)	$(35,890,344)

Class C Shares
Shares sold	2,478,217	$30,760,300	590,334	$7,262,571
Shares issued to shareholders in reinvestment of dividends	109,746	1,362,431	93,760	1,156,118
Shares repurchased	(1,080,947)	(13,446,020)	(982,996)	(12,108,619)

Net Increase (Decrease)	1,507,016	$18,676,711	(298,902)	$(3,689,930)

Class I Shares
Shares sold	4,178,477	$52,176,888	1,954,926	$24,120,287
Shares issued to shareholders in reinvestment of dividends	358,454	4,462,198	335,119	4,139,507
Shares repurchased	(2,966,749)	(37,004,607)	(2,957,329)	(36,572,584)

Net Increase (Decrease)	1,570,182	$19,634,479	(667,284)	$(8,312,790)

Class R3 Shares
Shares sold	538,236	$6,722,392	320,679	$3,961,502
Shares issued to shareholders in reinvestment of dividends	24,032	298,513	13,801	170,430
Shares repurchased	(246,888)	(3,071,939)	(104,551)	(1,289,986)

Net Increase (Decrease)	315,380	$3,948,966	229,929	$2,841,946

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2008

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2008, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $98,869,361 and $30,866,981, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $143,345,889 and $104,607,458, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2008, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$201,640,785	$323,106,038

Gross unrealized appreciation on a tax basis	$2,408,086	$2,224,790
Gross unrealized depreciation on a tax basis	(707,937)	(14,970,728)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,700,149	$(12,745,938)

Distributable earnings – ordinary income	$83,045	$—

During the fiscal year ended September 30, 2008, $497,824 of the Income Fund capital loss carry forwards from prior years expired.

As of September 30, 2008, the Income Fund had deferred tax basis capital losses occurring subsequent to October 31, 2007 of $1,238,185. For tax purposes, such losses will be reflected in the year ending September 30, 2009. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

At September 30, 2008, the Government Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such capital loss carry forwards expire as follows:

2009	$674,873
2010	13,611
2014	3,770
2015	108,190
2016	608,613

$1,409,057

At September 30, 2008, the Income Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such capital loss carry forwards expire as follows:

2009	$650,941
2010	308,333
2013	1,625,980
2014	601,391
2015	178,155
2016	2,359,034

$5,723,834

In order to account for book/tax differences, the Government Fund increased undistributed net investment income by $52,604 and increased accumulated net realized loss by $52,604. The Income Fund decreased undistributed net investment income by $128,757, decreased accumulated net realized loss by $626,581, and decreased net capital paid in on shares of beneficial interest by $497,824. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from paydown gains and losses, class actions, and consent fees, which are recorded as an adjustment to interest income in the financial statements and as realized gains in the tax returns.

For tax purposes, distributions for the year ended September 30, 2008 and September 30, 2007, were paid from ordinary income.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Funds, should recognize, measure, present and disclose in their financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Funds for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Funds has not identified any material effect on the Funds’ financial statements resulting from the implementation of FIN 48. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosure about fair value measurements.

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2008

FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating the impact, if any, that the adoption of FAS 157 will have on the Funds’ financial statements and related disclosures.

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Funds, including how such activities are accounted for and any effect on the Funds’ financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Funds’ financial statements and related disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4:

In September 2008, the Financial Accounting Standards Board issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP 133-1”). FSP 133-1 is effective for any financial report ending after November 15, 2008. FSP 133-1 amends each of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require certain additional disclosures by the sellers of credit derivatives and guarantees. FSP 133-1 also clarifies the effective date of FAS 161. Management is evaluating the impact, if any, that the adoption of FSP 133-1 will have on the Funds’ financial statements and related disclosures.

22    Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class A Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.97	$12.75	$12.76	$13.01	$13.23

Income from investment operations:
Net investment income (loss)	0.45	0.40	0.37	0.32	0.35
Net realized and unrealized gain (loss) on investments	0.29	0.23	(0.01)	(0.24)	(0.22)
Total from investment operations	0.74	0.63	0.36	0.08	0.13

Less dividends from:
Net investment income	(0.45)	(0.41)	(0.37)	(0.33)	(0.35)

Change in net asset value	0.29	0.22	(0.01)	(0.25)	(0.22)

NET ASSET VALUE, end of year	$13.26	$12.97	$12.75	$12.76	$13.01

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	5.75	5.03	2.87	0.66	1.04
Ratios to average net assets:
Net investment income (loss) (%)	3.39	3.13	2.90	2.50	2.72
Expenses, after expense reductions (%)	0.95	0.98	0.99	0.99	0.92
Expenses, after expense reductions and net of custody credits (%)	0.93	0.97	0.96	0.98	0.91
Expenses, before expense reductions (%)	0.95	0.99	0.99	0.99	0.92

Portfolio turnover rate (%)	19.61	43.35	7.47	18.00	12.39

Net assets at end of year (thousands)	$123,625	$91,561	$106,913	$138,422	$163,530

(a)	Sales loads are not reflected in computing total return.

See notes to financial statements.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class B Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.94	$12.72	$12.73	$12.98	$13.22

Income from investment operations:
Net investment income (loss)	0.28	0.22	0.18	0.13	0.21
Net realized and unrealized gain (loss) on investments	0.28	0.23	(0.01)	(0.24)	(0.24)
Total from investment operations	0.56	0.45	0.17	(0.11)	(0.03)

Less dividends from:
Net investment income	(0.27)	(0.23)	(0.18)	(0.14)	(0.21)

Change in net asset value	0.29	0.22	(0.01)	(0.25)	(0.24)

NET ASSET VALUE, end of year	$13.23	$12.94	$12.72	$12.73	$12.98

RATIOS/SUPPLEMENTAL DATA

Total return (%)	4.37	3.55	1.32	(0.82)	(0.24)
Ratios to average net assets:
Net investment income (loss) (%)	2.08	1.73	1.41	1.03	1.65
Expenses, after expense reductions (%)	2.26	2.40	2.51	2.46	1.99
Expenses, after expense reductions and net of custody credits (%)	2.25	2.39	2.48	2.45	1.99
Expenses, before expense reductions (%)	2.26	2.63	3.21	2.86	2.74

Portfolio turnover rate (%)	19.61	43.35	7.47	18.00	12.39

Net assets at end of year (thousands)	$5,147	$2,586	$2,476	$1,875	$2,396

See notes to financial statements.

24    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class C Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.04	$12.83	$12.84	$13.09	$13.31

Income from investment operations:
Net investment income (loss)	0.41	0.37	0.34	0.29	0.31
Net realized and unrealized gain (loss) on investments	0.30	0.22	(0.01)	(0.24)	(0.22)
Total from investment operations	0.71	0.59	0.33	0.05	0.09

Less dividends from:
Net investment income	(0.41)	(0.38)	(0.34)	(0.30)	(0.31)

Change in net asset value	0.30	0.21	(0.01)	(0.25)	(0.22)

NET ASSET VALUE, end of year	$13.34	$13.04	$12.83	$12.84	$13.09

RATIOS/SUPPLEMENTAL DATA

Total return (%)	5.51	4.66	2.60	0.41	0.73
Ratios to average net assets:
Net investment income (loss) (%)	3.10	2.88	2.63	2.24	2.40
Expenses, after expense reductions (%)	1.24	1.25	1.26	1.25	1.24
Expenses, after expense reductions and net of custody credits (%)	1.22	1.24	1.23	1.24	1.24
Expenses, before expense reductions (%)	1.75	1.80	1.79	1.79	1.76

Portfolio turnover rate (%)	19.61	43.35	7.47	18.00	12.39

Net assets at end of year (thousands)	$63,998	$25,566	$25,132	$32,821	$43,404

See notes to financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class I Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.97	$12.75	$12.76	$13.01	$13.22

Income from investment operations:
Net investment income (loss)	0.49	0.44	0.41	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.29	0.23	(0.01)	(0.24)	(0.21)
Total from investment operations	0.78	0.67	0.40	0.12	0.18

Less dividends from:
Net investment income	(0.49)	(0.45)	(0.41)	(0.37)	(0.39)

Change in net asset value	0.29	0.22	(0.01)	(0.25)	(0.21)

NET ASSET VALUE, end of year	$13.26	$12.97	$12.75	$12.76	$13.01

RATIOS/SUPPLEMENTAL DATA

Total return (%)	6.06	5.35	3.19	0.95	1.37
Ratios to average net assets:
Net investment income (loss) (%)	3.68	3.45	3.22	2.82	2.95
Expenses, after expense reductions (%)	0.66	0.68	0.68	0.68	0.67
Expenses, after expense reductions and net of custody credits (%)	0.64	0.67	0.65	0.67	0.67
Expenses, before expense reductions (%)	0.67	0.74	0.78	0.80	0.77

Portfolio turnover rate (%)	19.61	43.35	7.47	18.00	12.39

Net assets at end of year (thousands)	$21,275	$15,963	$14,900	$16,075	$12,905

See notes to financial statements.

26    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
Class R3 Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.97	$12.76	$12.77	$13.02	$13.23

Income from investment operations:
Net investment income (loss)	0.44	0.40	0.37	0.34	0.37
Net realized and unrealized gain (loss) on investments	0.30	0.22	(0.01)	(0.25)	(0.21)
Total from investment operations	0.74	0.62	0.36	0.09	0.16

Less dividends from:
Net investment income	(0.44)	(0.41)	(0.37)	(0.34)	(0.37)

Change in net asset value	0.30	0.21	(0.01)	(0.25)	(0.21)

NET ASSET VALUE, end of year	$13.27	$12.97	$12.76	$12.77	$13.02

RATIOS/SUPPLEMENTAL DATA

Total return (%)	5.77	4.93	2.86	0.72	1.26
Ratios to average net assets:
Net investment income (loss) (%)	3.33	3.15	2.90	2.66	2.62
Expenses, after expense reductions (%)	1.01	1.00	1.00	0.93	0.91
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.97	0.91	0.91
Expenses, before expense reductions (%)	1.47	1.64	1.55	3.55	13.56

Portfolio turnover rate (%)	19.61	43.35	7.47	18.00	12.39

Net assets at end of year (thousands)	$6,367	$4,398	$3,591	$3,008	$422

See notes to financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Income Fund

	Year Ended September 30,
Class A Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.40	$12.37	$12.51	$12.80	$12.99

Income from investment operations:
Net investment income (loss)	0.55	0.50	0.50	0.46	0.43
Net realized and unrealized gain (loss) on investments	(0.48)	0.04	(0.14)	(0.28)	(0.19)
Total from investment operations	0.07	0.54	0.36	0.18	0.24

Less dividends from:
Net investment income	(0.55)	(0.51)	(0.50)	(0.47)	(0.43)

Change in net asset value	(0.48)	0.03	(0.14)	(0.29)	(0.19)

NET ASSET VALUE, end of year	$11.92	$12.40	$12.37	$12.51	$12.80

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	0.44	4.43	2.96	1.44	1.96
Ratios to average net assets:
Net investment income (loss) (%)	4.38	4.07	4.05	3.52	3.33
Expenses, after expense reductions (%)	0.99	1.00	1.00	1.00	0.99
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.99	0.99	0.99
Expenses, before expense reductions (%)	1.03	1.08	1.09	1.09	1.07

Portfolio turnover rate (%)	42.84	41.55	6.77	23.16	22.73

Net assets at end of year (thousands)	$134,372	$155,021	$190,670	$212,881	$230,256

(a)	Sales loads are not reflected in computing total return.

See notes to financial statements.

28    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,
Class C Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.38	$12.35	$12.49	$12.78	$12.97

Income from investment operations:
Net investment income (loss)	0.52	0.47	0.47	0.43	0.40
Net realized and unrealized gain (loss) on investments	(0.49)	0.03	(0.14)	(0.28)	(0.19)
Total from investment operations	0.03	0.50	0.33	0.15	0.21

Less dividends from:
Net investment income	(0.51)	(0.47)	(0.47)	(0.44)	(0.40)

Change in net asset value	(0.48)	0.03	(0.14)	(0.29)	(0.19)

NET ASSET VALUE, end of year	$11.90	$12.38	$12.35	$12.49	$12.78

RATIOS/SUPPLEMENTAL DATA

Total return (%)	0.18	4.17	2.71	1.19	1.70
Ratios to average net assets:
Net investment income (loss) (%)	4.15	3.82	3.79	3.27	3.07
Expenses, after expense reductions (%)	1.24	1.24	1.25	1.25	1.25
Expenses, after expense reductions and net of custody credits (%)	1.24	1.24	1.24	1.24	1.24
Expenses, before expense reductions (%)	1.83	1.89	1.87	1.88	1.87

Portfolio turnover rate (%)	42.84	41.55	6.77	23.16	22.73

Net assets at end of year (thousands)	$57,114	$40,769	$44,361	$59,355	$65,398

See notes to financial statements.

Certified Annual Report    29

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,
Class I Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.40	$12.37	$12.51	$12.80	$12.99

Income from investment operations:
Net investment income (loss)	0.59	0.54	0.54	0.51	0.47
Net realized and unrealized gain (loss) on investments	(0.48)	0.04	(0.14)	(0.29)	(0.19)
Total from investment operations	0.11	0.58	0.40	0.22	0.28

Less dividends from:
Net investment income	(0.59)	(0.55)	(0.54)	(0.51)	(0.47)

Change in net asset value	(0.48)	0.03	(0.14)	(0.29)	(0.19)

NET ASSET VALUE, end of year	$11.92	$12.40	$12.37	$12.51	$12.80

RATIOS/SUPPLEMENTAL DATA

Total return (%)	0.77	4.76	3.30	1.77	2.29
Ratios to average net assets:
Net investment income (loss) (%)	4.72	4.39	4.38	3.85	3.64
Expenses, after expense reductions (%)	0.66	0.67	0.68	0.67	0.67
Expenses, after expense reductions and net of custody credits (%)	0.66	0.67	0.67	0.67	0.67
Expenses, before expense reductions (%)	0.67	0.72	0.72	0.72	0.72

Portfolio turnover rate (%)	42.84	41.55	6.77	23.16	22.73

Net assets at end of year (thousands)	$118,222	$103,530	$111,535	$99,396	$90,025

See notes to financial statements.

30    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,
Class R3 Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.40	$12.38	$12.52	$12.81	$12.99

Income from investment operations:
Net investment income (loss)	0.55	0.50	0.50	0.48	0.45
Net realized and unrealized gain (loss) on investments	(0.48)	0.03	(0.14)	(0.30)	(0.18)
Total from investment operations	0.07	0.53	0.36	0.18	0.27

Less dividends from:
Net investment income	(0.55)	(0.51)	(0.50)	(0.47)	(0.45)

Change in net asset value	(0.48)	0.02	(0.14)	(0.29)	(0.18)

NET ASSET VALUE, end of year	$11.92	$12.40	$12.38	$12.52	$12.81

RATIOS/SUPPLEMENTAL DATA

Total return (%)	0.44	4.34	2.97	1.43	2.14
Ratios to average net assets:
Net investment income (loss) (%)	4.42	4.09	4.07	3.57	3.41
Expenses, after expense reductions (%)	0.99	0.99	1.00	1.00	0.98
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.99	0.99	0.98
Expenses, before expense reductions (%)	1.52	1.71	1.79	3.15	7.63

Portfolio turnover rate (%)	42.84	41.55	6.77	23.16	22.73

Net assets at end of year (thousands)	$9,712	$6,191	$3,331	$2,162	$911

See notes to financial statements.

Certified Annual Report    31

SCHEDULE OF INVESTMENTS
Thornburg Limited Term U.S. Government Fund	September 30, 2008

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 31.38%

United States Treasury Notes, 5.50% due 5/15/2009	$8,000,000	$8,186,406
United States Treasury Notes, 3.625% due 1/15/2010	16,000,000	16,365,938
United States Treasury Notes, 2.125% due 4/30/2010	5,000,000	5,024,610
United States Treasury Notes, 4.625% due 10/31/2011	2,000,000	2,134,531
United States Treasury Notes, 3.625% due 5/15/2013	11,000,000	11,351,484
United States Treasury Notes, 4.75% due 5/15/2014	3,000,000	3,275,391
United States Treasury Notes, 4.875% due 8/15/2016	5,000,000	5,416,211
United States Treasury Notes, 4.625% due 2/15/2017	2,000,000	2,128,359
United States Treasury Notes Inflationary Index, 0.625% due 4/15/2013	10,406,800	9,821,418
United States Treasury Notes Inflationary Index, 2.00% due 1/15/2016	5,541,300	5,469,436

TOTAL U.S. TREASURY SECURITIES (Cost $67,878,080)		69,173,784

U.S. GOVERNMENT AGENCIES — 60.87%

Federal Home Loan Mtg Corp., 4.50% due 1/15/2015	5,000,000	5,045,385
Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	224,522
Federal Farm Credit Bank, 5.35% due 12/11/2008	200,000	201,092
Federal Farm Credit Bank, 5.80% due 3/19/2009	300,000	304,178
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	359,239
Federal Farm Credit Bank, 6.06% due 5/28/2013	240,000	260,493
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,258,767
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,015,042
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	202,907
Federal Home Loan Bank, 5.125% due 4/29/2009	1,750,000	1,768,984
Federal Home Loan Bank, 4.125% due 8/13/2010	7,000,000	7,202,198
Federal Home Loan Mtg Corp., 5.50% due 3/28/2016	1,190,000	1,209,869
Federal Home Loan Mtg Corp., CMO Series 00246, 5.50% due 5/15/2034	2,142,778	2,187,897
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00% due 8/15/2022	822,180	822,180
Federal Home Loan Mtg Corp., CMO Series 1616 Class E, 6.50% due 11/15/2008	34,608	34,620
Federal Home Loan Mtg Corp., CMO Series 2509 Class TV, 5.50% due 4/15/2022	2,500,000	2,510,894
Federal Home Loan Mtg Corp., CMO Series 2592 Class PD, 5.00% due 7/15/2014	497,921	500,650
Federal Home Loan Mtg Corp., CMO Series 2628 Class DQ, 3.00% due 11/15/2017	807,814	775,577
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50% due 7/15/2018	1,000,000	979,111
Federal Home Loan Mtg Corp., CMO Series 2744 Class JG, 5.00% due 8/15/2032	1,500,000	1,472,702
Federal Home Loan Mtg Corp., CMO Series 2764 Class UE, 5.00% due 10/15/2032	2,000,000	1,974,240
Federal Home Loan Mtg Corp., CMO Series 2770 Class UD, 4.50% due 5/15/2017	2,400,000	2,409,487
Federal Home Loan Mtg Corp., CMO Series 2802 Class NE, 5.00% due 2/15/2033	1,470,000	1,450,105
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,120,880	1,094,844
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	5,400,531	5,535,753

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2008

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 2834 Class VE, 5.50% due 7/15/2015	$2,426,278	$2,474,292
Federal Home Loan Mtg Corp., CMO Series 2901 Class UB, 5.00% due 3/15/2033	2,400,000	2,355,388
Federal Home Loan Mtg Corp., CMO Series 2943 Class HE, 5.00% due 3/15/2033	1,965,000	1,928,527
Federal Home Loan Mtg Corp., CMO Series 3020 Class VA, 5.50% due 11/15/2014	1,439,642	1,477,466
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50% due 7/15/2031	3,000,000	3,019,500
Federal Home Loan Mtg Corp., CMO Series 3068 Class VA, 5.50% due 10/15/2016	1,589,057	1,628,011
Federal Home Loan Mtg Corp., CMO Series 3078 Class PC, 5.50% due 11/15/2030	2,250,000	2,264,183
Federal Home Loan Mtg Corp., CMO Series 3138 Class PC, 5.50% due 6/15/2032	5,000,000	5,020,933
Federal Home Loan Mtg Corp., CMO Series 3184 Class PC, 5.50% due 8/15/2032	535,000	534,393
Federal Home Loan Mtg Corp., CMO Series 3187 Class LA, 5.50% due 4/15/2031	2,900,780	2,967,009
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	1,000,000	1,026,531
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	4,300,000	4,404,638
Federal Home Loan Mtg Corp., CMO Series 3216 Class NA, 6.00% due 5/15/2028	1,687,930	1,722,587
Federal Home Loan Mtg Corp., CMO Series 3319 Class PA, 5.50% due 8/15/2030	873,411	895,850
Federal Home Loan Mtg Corp., CMO Series 3320 Class TC, 5.50% due 10/15/2032	2,000,000	2,004,119
Federal Home Loan Mtg Corp., CMO Series 3331 Class PB, 6.00% due 1/15/2031	2,000,000	2,058,679
Federal Home Loan Mtg Corp., CMO Series R003 Class VA, 5.50% due 8/15/2016	1,392,118	1,420,686
Federal Home Loan Mtg Corp., CMO Series R012 Class AB, 5.50% due 12/15/2020	3,305,151	3,274,835
Federal Home Loan Mtg Corp., CMO Series 2731 Class Vl, 5.50% due 12/15/2014	2,834,739	2,910,618
Federal Home Loan Mtg Corp., Pool # 141412, 8.50% due 4/1/2017	35,501	38,445
Federal Home Loan Mtg Corp., Pool # 1N1736, 5.43% due 4/1/2037	1,275,905	1,301,046
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	8,205	8,474
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	23,256	26,635
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013	21,957	22,562
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023	28,933	30,605
Federal National Mtg Assoc, 5.125% due 12/8/2008	3,665,000	3,682,576
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023	25,965	26,179
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023	92,798	94,941
Federal National Mtg Assoc CMO Series 2002-18 Class PC, 5.50% due 4/25/2017	2,050,000	2,083,313
Federal National Mtg Assoc CMO Series 2003-92 Class KH, 5.00% due 3/25/2032	2,000,000	1,973,297
Federal National Mtg Assoc CMO Series 2004-35 Class CA, 4.00% due 12/25/2017	1,702,251	1,685,695
Federal National Mtg Assoc CMO Series 2007-42 Class YA, 5.50% due 1/25/2036	2,450,769	2,443,890
Federal National Mtg Assoc CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	2,916,000	2,965,711
Federal National Mtg Assoc CMO Series 2007-79 Class MB, 5.50% due 12/25/2030	1,000,000	1,012,697
Federal National Mtg Assoc CPI Floating Rate Note, 6.162% due 2/17/2009	3,000,000	3,000,000
Federal National Mtg Assoc REMIC Series 2002-59 Class B, 5.50% due 9/25/2017	2,258,165	2,294,291
Federal National Mtg Assoc REMIC Series 2006-B1 Class AB, 6.00% due 6/25/2016	2,773,597	2,789,001
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017	25,940	27,690
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012	21,415	22,177
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013	27,532	28,459
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018	62,864	68,748
Federal National Mtg Assoc, Pool # 077725, 9.75% due 10/1/2018	490	491
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009	6,933	6,958
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016	20,583	22,913
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014	20,543	21,308
Federal National Mtg Assoc, Pool # 190703, 7.00% due 3/1/2009	1,235	1,245
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009	3,680	3,675
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010	16,786	16,974
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013	41,780	42,635
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022	128,044	132,620
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009	1,476	1,485
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010	10,431	10,545
Federal National Mtg Assoc, Pool # 323706, 7.00% due 2/1/2009	866	866

Certified Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2008

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011	$14,449 $	14,638
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024	219,867	234,589
Federal National Mtg Assoc, Pool # 373942, 6.50% due 12/1/2008	78	81
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011	592,703	602,618
Federal National Mtg Assoc, Pool # 384746, 5.86% due 2/1/2009	1,010,584	1,011,083
Federal National Mtg Assoc, Pool # 385714, 4.70% due 1/1/2010	3,035,808	3,021,719
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024	120,996	128,768
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018	92,053	95,341
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014	127,893	129,168
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017	40,467	41,925
Federal National Mtg Assoc, Pool # 895572, 5.653% due 6/1/2036	2,892,175	2,933,565
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016	40,124	42,488
Government National Mtg Assoc, Pool # 369693, 7.00% due 1/15/2009	4,173	4,173
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010	11,435	11,578
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010	15,243	15,453
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010	17,243	17,524
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010	24,741	25,069
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026	29,768	31,496
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017	53,430	56,155
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011	41,160	42,759
Overseas Private Investment Corp., 4.10% due 11/15/2014 (1)	1,627,200	1,600,505
Private Export Funding Corp., 5.685% due 5/15/2012	5,000,000	5,295,140
Private Export Funding Corp., 4.974% due 8/15/2013	2,700,000	2,779,898
Tennessee Valley Authority, 4.75% due 8/1/2013	3,000,000	3,085,586
U.S. Department of Transportation Headquarters Series 2004 Class A-2, 5.594% due 12/7/2021 (1)(2)	2,878,426	2,868,703

TOTAL U.S. GOVERNMENT AGENCIES (Cost $133,762,705)		134,167,150

TOTAL INVESTMENTS — 92.25% (Cost $201,640,785)		$203,340,934

OTHER ASSETS LESS LIABILITIES — 7.75%		17,071,415

NET ASSETS — 100.00%		$220,412,349

Footnote Legend

(1)	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2008, the aggregate value of these securities in the Fund’s portfolio was $2,868,703, representing 1.30% of the Fund’s net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

34    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2008

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S. TREASURY SECURITIES — 1.02%

United States Treasury Notes, 5.125% due 5/15/2016	Aaa/AAA	$1,000,000	$1,100,781
United States Treasury Notes, 4.875% due 8/15/2016	Aaa/AAA	2,000,000	2,166,484

TOTAL U.S. TREASURY SECURITIES (Cost $3,096,795)			3,267,265

U.S. GOVERNMENT AGENCIES — 7.31%

Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	250,125
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	200,196
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	75,386
Federal Home Loan Bank, 4.50% due 12/15/2008	Aaa/AAA	3,000,000	3,011,473
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	86,279
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,120,880	1,094,844
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	Aaa/AAA	2,000,000	2,053,062
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	Aaa/AAA	1,000,000	1,024,335
Federal National Mtg Assoc, 6.00% due 12/1/2008	Aaa/AAA	1,773	1,809
Federal National Mtg Assoc, 8.00% due 12/1/2009	Aaa/AAA	10,398	10,530
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	10,509	10,621
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,277,228	2,336,413
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	120,618	121,961
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	27,507	27,507
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	376,251	381,933
Federal National Mtg Assoc CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	Aaa/AAA	3,000,000	3,051,143
Federal National Mtg Assoc CPI Floating Rate Note, 6.162% due 2/17/2009	Aaa/AAA	5,000,000	5,000,000
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	22,074	23,590
Government National Mtg Assoc, Pool # 827148, 5.375% due 2/20/2024	Aaa/AAA	36,443	36,671
Small Business Administration, 4.638% due 2/10/2015	Aaa/AAA	1,980,086	1,922,378
U.S. Department of Transportation Headquarters Series 2004 Class A-2, 5.594%due 12/7/2021 (1)(2)	NR/AAA	2,638,557	2,629,645

TOTAL U.S. GOVERNMENT AGENCIES (Cost $23,293,682)			23,349,901

ASSET BACKED SECURITIES — 10.14%

BANKS — 2.28%

COMMERCIAL BANKS — 2.03%
Wachovia Bank Commercial Mtg Trust Series 2005-C21 Class A-4, 5.384% due 10/15/2044	Aaa/AAA	5,000,000	4,700,801
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.543% due 2/25/2035	Aa2/AA	999,135	473,281
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.686% due 3/25/2035	NR/NR	1,070,181	513,280
Wells Fargo Mtg Backed Securities Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NR	814,637	809,011

Certified Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
THRIFTS & MORTGAGE FINANCE — 0.25%
Washington Mutual Series 05-AR4, Class-A4b, 4.669% due 4/25/2035	Aaa/AAA	$830,000	$788,819

			7,285,192

CONSUMER SERVICES — 1.89%

HOTELS, RESTAURANTS & LEISURE — 1.89%
Dunkin 2006-1 Class A2, 5.779% due 6/20/2031 (2)	Aa3/AA	4,000,000	3,427,840
IHOP Franchising LLC Series 2007-1A Class A1, 5.144% due 3/20/2037 (2)	Baa2/BBB-	3,000,000	2,610,000

			6,037,840

DIVERSIFIED FINANCIALS — 5.97%

CAPITAL MARKETS — 3.17%
Bear Stearns Mtg Series 2004-3 Class 1-A2, 4.664% due 7/25/2034	Aaa/AAA	522,406	467,394
GS Mtg Securities Corp. 2001-Rock Class C, 6.878% due 5/3/2018 (2)	Aaa/AAA	545,000	573,964
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 9.056% due 2/25/2034	NR/AAA	637,090	598,052
Legg Mason Mtg Capital Corp., 4.44% due 6/1/2009 (1)	NR/NR	1,714,286	1,714,286
Merrill Lynch Mtg Investors, 4.233% due 8/25/2034	NR/AA	992,866	688,476
Merrill Lynch Mtg Investors, Series 2003 E Class B3, 4.707% due 10/25/2028	A2/A+	1,518,962	644,368
Morgan Stanley Dean Witter Capital Trust Series 2000 Xl-1345 Class C, 7.846% due 9/3/2015 (2)	Aaa/NR	545,000	571,899
Morgan Stanley Dean Witter Capital Trust Series 2001 Xl-280 Class C, 6.756% due 2/3/2016 (2)	Aaa/NR	825,000	856,115
Salomon Brothers Mtg Securities Series 1999-C1 Class D, 7.237% due 5/18/2032	Aaa/NR	4,000,000	4,012,301

DIVERSIFIED FINANCIAL SERVICES — 2.80%
Banc America Mtg Securities, Inc. Series 2005 A Class B1 Floating Rate Note, 4.868% due 2/25/2035 NR/NR	2,922,622	1,768,187
Citigroup Commercial Mtg Trust Series 2004-HYB2 Class B1, 5.081% due 3/25/2034	Aa2/AA	700,499	492,538
Countrywide Home Loan Series 2004 Class 1-A, 5.661% due 7/20/2034	Aaa/AAA	976,887	749,341
FNBC Trust Series 1993 A, 8.08% due 1/5/2018	Aa3/AA-	1,040,163	1,263,257
JPMorgan Chase Commercial Mtg Series 2004-C3 Class A-5, 4.878% due 1/15/2042	Aaa/NR	5,000,000	4,664,599

			19,064,777

TOTAL ASSET BACKED SECURITIES (Cost $36,881,188)			32,387,809

CORPORATE BONDS — 59.22%

AUTOMOBILES & COMPONENTS — 0.73%

AUTOMOBILES — 0.73%
Harley Davidson Funding Corp. Series C, 6.80% due 6/15/2018 (2)	A1/A	2,500,000	2,340,860

			2,340,860

BANKS — 3.97%

COMMERCIAL BANKS — 3.53%
ANZ National International, 6.20% due 7/19/2013 (2)	Aa2/AA	1,000,000	992,710
Household Finance Corp., 6.40% due 9/15/2009	Aa3/AA-	400,000	393,470
Household Finance Corp. CPI Floating Rate Note, 6.97% due 8/10/2009	Aa3/AA-	5,000,000	4,889,400
National City Bank, 7.25% due 7/15/2010	Wr/A-	2,000,000	1,603,258
National Westminster Bank, 7.375% due 10/1/2009	Aa2/AA-	715,000	722,565
Nations Bank Corp., 7.23% due 8/15/2012	Aa2/AA-	250,000	247,517
Sovereign Bank, 5.125% due 3/15/2013	Baa1/BBB	400,000	230,108
Suntrust Bank, 5.20% due 1/17/2017	A1/A+	400,000	311,976
Whitney National Bank, 5.875% due 4/1/2017	A3/BBB	2,000,000	1,879,026

36    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
THRIFTS & MORTGAGE FINANCE — 0.44%
Sovereign Bancorp, Inc., 3.44% due 3/23/2010	Baa1/BBB	$2,000,000	$1,419,532

			12,689,562

CAPITAL GOODS — 5.16%

ELECTRICAL EQUIPMENT — 0.59%
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	838,957
Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,046,422

INDUSTRIAL CONGLOMERATES — 2.97%
General Electric Capital Corp., 4.875% due 10/21/2010	Aaa/AAA	2,500,000	2,420,322
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	200,649
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	402,732
General Electric Capital Corp. Floating Rate Note, 2.939% due 12/15/2009	Aaa/AAA	1,000,000	993,468
General Electric Capital Corp. Floating Rate Note, 2.687% due 3/2/2009	Aaa/AAA	5,000,000	4,904,750
Ingersoll Rand Global Holding Co., 6.875% due 8/15/2018	Baa1/BBB+	570,000	561,737

MACHINERY — 1.60%
General American Railcar Corp., 6.69% due 9/20/2016 (1)(2)	A3/AA-	172,104	179,849
Illinois Tool Works Cupids Financing Trust, 6.55% due 12/31/2011 (2)	Aa3/NR	5,000,000	4,938,450

			16,487,336

COMMERCIAL & PROFESSIONAL SERVICES — 1.03%

COMMERCIAL SERVICES & SUPPLIES — 1.03%
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,028,853
Waste Management, Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	727,067
Waste Management, Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	517,764
Waste Management, Inc., 6.50% due 11/15/2008	Baa3/BBB	1,000,000	1,001,916

			3,275,600

CONSUMER DURABLES & APPAREL — 0.73%

TEXTILES, APPAREL & LUXURY GOODS — 0.73%
Nike, Inc., 5.15% due 10/15/2015	A1/A+	2,315,000	2,345,623

			2,345,623

DIVERSIFIED FINANCIALS — 8.52%

CAPITAL MARKETS — 2.72%
Bear Stearns Co., Inc., 4.50% due 10/28/2010	Aa2/AA-	3,000,000	2,913,429
Lehman Brothers Holdings, Inc., 5.625% due 1/24/2013 (3)	B3/D	1,300,000	162,500
Merrill Lynch & Co., 4.125% due 9/10/2009	A2/A	2,000,000	1,919,884
Merrill Lynch & Co, Inc., 6.875% due 4/25/2018	A2/A	2,000,000	1,769,500
Merrill Lynch & Co. Floating Rate Note, 2.578% due 8/14/2009	A2/A	2,000,000	1,909,730

CONSUMER FINANCE — 2.76%
American Express Credit Corp., 5.875% due 5/2/2013	Aa3/A+	2,500,000	2,304,123
American General Finance Corp., 4.625% due 9/1/2010	A3/BBB	200,000	121,053
American Honda Finance Corp., 6.70% due 10/1/2013 (2)	Aa3/A+	3,000,000	2,982,420
American Honda Finance Corp., 5.125% due 12/15/2010 (2)	Aa3/A+	1,500,000	1,481,307
Capital One Bank, 6.50% due 6/13/2013	A3/BBB+	300,000	255,502
Capital One Financial Corp., 5.70% due 9/15/2011	A3/BBB+	950,000	841,267
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	827,625

DIVERSIFIED FINANCIAL SERVICES — 3.04%
Bank of America Institutional Series B, 7.70% due 12/31/2026 (2)	Aa3/A	2,000,000	1,729,608
Caterpillar Financial Services, 6.20% due 9/30/2013	A2/A	2,000,000	1,999,944

Certified Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Citigroup, Inc., 6.50% due 8/19/2013	Aa3/AA-	$1,000,000	$888,768
JPMorgan Chase Co. CPI Floating Rate Note, 7.33% due 6/28/2009	Aa2/AA-	5,000,000	5,106,895

			27,213,555

ENERGY — 2.38%

ENERGY EQUIPMENT & SERVICES — 0.60%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A3/A-	2,000,000	1,907,050

OIL, GAS & CONSUMABLE FUELS — 1.78%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	524,002
Enbridge, Inc., 5.80% due 6/15/2014	Baa1/A-	2,000,000	1,902,480
Energy Transfer Partners LP, 6.00% due 7/1/2013	Baa3/BBB-	1,000,000	976,567
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BBB-	250,000	257,491
Murphy Oil Corp., 6.375% due 5/1/2012	Baa3/BBB	750,000	783,313
Phillips Petroleum Co., 9.375% due 2/15/2011	A1/A	900,000	983,870
Phillips Petroleum Co., 8.75% due 5/25/2010	A1/A	250,000	268,511

			7,603,284

FOOD & STAPLES RETAILING — 0.29%

FOOD & STAPLES RETAILING — 0.29%
Wal-Mart Stores, Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	924,359

			924,359

FOOD, BEVERAGE & TOBACCO — 3.55%

BEVERAGES — 2.20%
Anheuser Busch Co., Inc., 4.375% due 1/15/2013	A2/BBB+	2,000,000	1,872,928
Anheuser Busch Co., Inc., 4.70% due 4/15/2012	A2/BBB+	1,000,000	922,181
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	209,441
Sabmiller PLC, 6.50% due 7/15/2018 (2)	Baa1/BBB+	4,250,000	4,025,970

FOOD PRODUCTS — 1.05%
Conagra, Inc., 7.875% due 9/15/2010	Baa2/BBB+	100,000	105,530
General Mills, 5.50% due 1/12/2009	Baa1/BBB+	300,000	299,652
General Mills, 5.20% due 3/17/2015	Baa1/BBB+	1,000,000	959,535
Kraft Foods, Inc., 6.00% due 2/11/2013	Baa2/BBB+	2,000,000	1,987,750

TOBACCO — 0.30%
UST, Inc., 5.75% due 3/1/2018	A3/A	1,000,000	962,702

			11,345,689

HEALTH CARE EQUIPMENT & SERVICES — 0.90%

HEALTH CARE EQUIPMENT & SUPPLIES — 0.62%
Covidien International Finance Senior Note, 6.00% due 10/15/2017	Baa1/A-	2,000,000	1,975,986

HEALTH CARE PROVIDERS & SERVICES — 0.28%
Unitedhealth Group, Inc., 6.00% due 2/15/2018	Baa1/A-	1,000,000	904,611

			2,880,597

INSURANCE — 8.44%

INSURANCE — 8.44%
American International Group, Inc., 5.85% due 1/16/2018	A2/A-	4,000,000	2,007,788
Berkshire Hathaway Finance Corp., 5.00% due 8/15/2013 (2)	Aaa/AAA	1,500,000	1,496,052
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	974,284
Genworth Life Institutional Fund, 5.875% due 5/3/2013 (2)	Aa3/AA-	1,000,000	924,790
Hartford Financial Services Group, Inc. Senior Note, 4.625% due 7/15/2013	A2/A	1,000,000	914,284

38    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
International Lease Finance Corp., 5.00% due 9/15/2012	A3/A-	$2,000,000	$1,469,088
International Lease Finance Corp. Floating Rate Note, 3.191% due 1/15/2010	A3/A-	2,925,000	2,521,622
Liberty Mutual Group, Inc., 5.75% due 3/15/2014 (2)	Baa2/BBB-	1,000,000	893,286
Lincoln National Corp., 4.75% due 2/15/2014	A3/A+	1,000,000	944,694
Metlife, Inc. Series A, 6.817% due 8/15/2018	A2/A	2,000,000	1,892,408
Pacific Life Global Funding CPI Floating Rate Note, 7.20% due 2/6/2016 (2)	Aa3/AA	8,000,000	7,506,880
Principal Financial Group Australia, 8.20% due 8/15/2009 (2)	A2/A	700,000	709,902
Principal Life Global Funding, 4.40% due 10/1/2010 (2)	Aa2/AA	4,000,000	3,999,228
UnumProvident Corp., 7.625% due 3/1/2011	Ba1/BBB-	691,000	705,628

			26,959,934

MATERIALS — 2.52%

CHEMICALS — 1.33%
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	350,000	350,326
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	A2/A	1,000,000	977,675
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A2/A	325,000	309,977
E.I. du Pont de Nemours & Co., 5.00% due 1/15/2013	A2/A	1,000,000	988,181
E.I. du Pont de Nemours & Co., 6.00% due 7/15/2018	A2/A	1,000,000	976,126
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa2/BBB	635,000	635,370

CONSTRUCTION MATERIALS — 0.61%
CRH America, Inc., 8.125% due 7/15/2018	Baa1/BBB+	2,000,000	1,962,170

METALS & MINING — 0.58%
BHP Billiton Finance, 5.40% due 3/29/2017	A1/A+	2,000,000	1,847,768

			8,047,593

MEDIA — 3.01%

MEDIA — 3.01%
AOL Time Warner, Inc., 6.75% due 4/15/2011	Baa2/BBB+	750,000	748,324
Comcast Corp., 6.30% due 11/15/2017	Baa2/BBB+	1,000,000	919,502
Thomson Corp., 4.25% due 8/15/2009	Baa1/A-	2,900,000	2,895,389
Thomson Reuters Corp., 5.95% due 7/15/2013	Baa1/A-	2,000,000	1,997,640
Time Warner Cable, Inc., 5.40% due 7/2/2012	Baa2/BBB+	3,000,000	2,853,648
Time Warner, Inc., 8.05% due 1/15/2016	Baa2/BBB+	200,000	194,882

			9,609,385

MISCELLANEOUS — 1.10%

MISCELLANEOUS — 1.10%
Stanford University, 5.85% due 3/15/2009	Aaa/AAA	3,500,000	3,526,239

			3,526,239

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.72%

PHARMACEUTICALS — 0.72%
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	494,858
Tiers Inflation Linked Trust Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 6.872% due 2/1/2014	Baa1/A+	2,000,000	1,810,420

			2,305,278

Certified Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
RETAILING — 0.79%

SPECIALTY RETAIL — 0.79%
Best Buy Co., Inc., 6.75% due 7/15/2013 (2)	Baa2/BBB	$2,500,000	$2,526,880

			2,526,880

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.08%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.08%
KLA Tencor Corp. Senior Note, 6.90% due 5/1/2018	Baa1/BBB	3,000,000	2,789,400
National Semiconductor Corp. Senior Note, 3.069% due 6/15/2010	Baa1/BBB	4,000,000	3,842,272

			6,631,672

SOFTWARE & SERVICES — 0.72%

INFORMATION TECHNOLOGY SERVICES — 0.72%
Computer Sciences Corp., 5.50% due 3/15/2013 (2)	Baa1/A-	1,000,000	970,085
Computer Sciences Corp., 6.25% due 3/15/2009	Baa1/A-	300,000	299,447
Electronic Data Systems Corp., 6.50% due 8/1/2013	Baa3/A	1,000,000	1,019,586

			2,289,118

TECHNOLOGY HARDWARE & EQUIPMENT — 0.77%

COMMUNICATIONS EQUIPMENT — 0.62%
Cisco Systems, Inc., 5.25% due 2/22/2011	A1/A+	1,000,000	1,020,833
Corning, Inc., 6.05% due 6/15/2015	Baa1/BBB+	1,000,000	955,662

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.15%
Jabil Circuit, Inc., 5.875% due 7/15/2010	Ba1/BB+	500,000	480,000

			2,456,495

TELECOMMUNICATION SERVICES — 0.73%

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.73%
Deutsche Telekom International Finance, 6.75% due 8/20/2018	Baa1/BBB+	2,000,000	1,853,700
Verizon Communications, Inc., 6.10% due 4/15/2018	A3/A	500,000	461,705

			2,315,405

TRANSPORTATION — 0.51%

AIRLINES — 0.04%
Continental Airlines Series 1997-4 Class 4-A, 6.90% due 1/2/2018	Baa2/BBB+	155,698	137,015

ROAD & RAIL — 0.47%
Ryder System, Inc., 7.20% due 9/1/2015	Baa1/BBB+	1,500,000	1,488,972

			1,625,987

UTILITIES — 10.57%

ELECTRIC UTILITIES — 7.33%
AEP Texas Central Transition Bond A1, 4.98% due 1/1/2010	Aaa/AAA	1,345,296	1,345,296
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	A2/AA	175,000	176,881
Commonwealth Edison Co., 4.74% due 8/15/2010	Baa2/BBB+	975,000	968,185
Commonwealth Edison Co. Series 108, 5.80% due 3/15/2018	Baa2/BBB+	1,000,000	916,390
Duke Energy, 5.25% due 1/15/2018	A2/A	1,000,000	945,410
E. On, 5.80% due 4/30/2018 (2)	A2/A	2,000,000	1,911,516
Entergy Gulf States, Inc., 5.12% due 8/1/2010	Baa3/BBB+	1,800,000	1,762,681
Entergy Gulf States, Inc., 5.70% due 6/1/2015	Baa3/BBB+	2,300,000	2,183,176

40    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Florida Power & Light Co., 5.55% due 11/1/2017	Aa3/A	$1,000,000	$980,770
Great River Energy Series 2007-A, 5.829% due 7/1/2017 (Insured: MBIA) (2)	A2/AAA	4,365,306	4,414,372
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	892,551
Idaho Power Corp., 6.025% due 7/15/2018	A3/A-	1,000,000	963,923
Korea Southern Power Co. Series 144A, 5.375% due 4/18/2013 (2)	A1/A-	1,000,000	972,893
MP Environmental, 4.982% due 7/1/2014	Aaa/AAA	4,132,386	4,055,508
PPL Energy Supply LLC, 6.50% due 5/1/2018	Baa2/BBB	1,000,000	911,769

GAS UTILITIES — 0.20%
Questar Pipeline Co., 6.05% due 12/1/2008	A3/A-	425,000	424,727
Southern California Gas Co., 4.375% due 1/15/2011	A1/NR	225,000	224,604

MULTI-UTILITIES — 3.04%
Northern States Power Co., 4.75% due 8/1/2010	A2/A	2,825,000	2,852,713
South Carolina Electric & Gas Co., 6.50% due 11/1/2018 (1)	A2/A-	1,000,000	1,002,830
Taqa Abu Dhabi National Energy Co., 7.25% due 8/1/2018 (2)	Aa2/AA-	1,000,000	974,911
Taqa Abu Dhabi National Energy Co., 6.60% due 8/1/2013 (2)	Aa2/AA-	1,000,000	992,731
Union Electric Co., 4.65% due 10/1/2013	Baa1/BBB	2,000,000	1,862,400
Union Electric Co., 6.70% due 2/1/2019	Baa1/BBB	500,000	482,816
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	350,000	350,466
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa3/A+	1,150,000	1,192,032

			33,761,551

TOTAL CORPORATE BONDS (Cost $197,596,657)			189,162,002

MUNICIPAL BONDS — 19.21%
Amelia County IDA, 4.80% due 4/1/2027 put 4/1/2010 (Waste Management) (AMT)	NR/A-2	1,000,000	988,480
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA) (2)	A2/AA	2,460,000	2,604,500
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	301,929
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	120,736
Austin Texas Electric Utility System Refunding, 5.218% due 11/15/2017 (Insured: Assured Guaranty)	Aaa/AAA	1,000,000	988,210
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	A2/A	150,000	152,030
California State, 5.168% due 10/1/2037	A1/A+	2,000,000	2,010,300
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	1,215,000	1,211,999
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	255,680
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	153,957
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011 (ETM)	NR/NR	240,000	245,854
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011 (ETM)	NR/NR	245,000	250,108
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012 (ETM)	NR/NR	515,000	530,944
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013 pre-refunded 6/15/2013	NR/NR	540,000	554,920
Granite City Madison County, 4.875% due 5/1/2027 (Waste Management, Inc.)	NR/BBB	1,000,000	981,970
Grant County Washington Water Public Utility District 2 Series Z, 5.14% due 1/1/2014 (Insured: FGIC)	Aa2/AA-	1,015,000	1,000,252
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aa2/NR	365,000	369,059
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	A2/NR	245,000	245,257
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	A2/NR	315,000	315,079
Hanover Pennsylvania Area School District Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,386,856
Jea Florida Electric Systems Series Three B-2, 7.95% due 10/1/2040 put 10/1/2008 (Insured: DEXIA)	VMIG1/NR	6,570,000	6,567,043
Jefferson County Texas Navigation Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	500,750
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	A2/AA	575,000	571,901
Kendall Kane County Illinois School District 308, 5.50% due 10/1/2011 (Insured: FGIC)	A1/NR	365,000	372,453
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	Baa3/BBB-	1,770,000	1,656,826

Certified Annual Report    41

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Mississippi Development Bank Special Obligation Refinance Harrison County B, 5.21% due 7/1/2013 (Insured: FSA)	NR/AAA	$1,200,000	$1,224,528
Missouri State Development Finance Board Series A, 5.45% due 3/1/2011 (Crackerneck Creek)	NR/A+	1,090,000	1,126,035
Missouri State Environmental Improvement Energy, 5.25% due 7/1/2017 (K.C. Power & Light)	A2/BBB	3,500,000	3,438,890
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	100,000	102,409
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	205,000	223,628
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AA	70,000	74,759
New Mexico Mtg Finance Authority Single Family Mtg I D 2, 5.77% due 1/1/2016 (GNMA/FNMA/FHLMC)	NR/AAA	910,000	929,356
New Mexico Mtg Finance Authority Taxable, 5.00% due 7/1/2025	NR/AAA	1,000,000	988,230
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014 (LOC: Bank of New York)	Aaa/A+	360,000	375,898
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,674,195
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	125,000	126,009
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AAA	1,400,000	1,430,058
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	A2/NR	845,000	850,923
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	A2/NR	1,225,000	1,226,164
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	A2/AA	360,000	360,403
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)	Aa3/AA	1,600,000	1,608,704
Ohio Housing Financing Agency Mtg, 5.20% due 9/1/2014 (GNMA/FNMA)	Aaa/NR	2,395,000	2,424,075
Ohio State Solid Waste, 4.25% due 4/1/2033 (Republic Services)	NR/BBB+	1,000,000	888,350
Ohio State Taxable Development Assistance Series A, 4.88% due 10/1/2011 (Insured: MBIA)	Aa3/AA	550,000	553,845
Pennsylvania Economic Development Series A, 4.70% due 11/1/2021 (Waste Management)	NR/A-2	2,250,000	2,023,470
Port Walla Walla Washington Revenue, 5.30% due 12/1/2009	NR/NR	235,000	237,049
Redlands California Redevelopment Agency Series A, 5.818% due 8/1/2022 (Insured: AMBAC)	Aa3/AA	2,850,000	2,734,262
Santa Fe County New Mexico Charter School Taxable Series B, 7.55% due 1/15/2010 (ATC Foundation)	NR/NR	165,000	161,032
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	1,008,760
Springfield Ohio City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (Insured: AMBAC)	Aa2/NR	1,400,000	1,446,424
Springfield Ohio City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured: AMBAC)	Aa2/NR	1,500,000	1,554,225
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	365,646
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa1/AA+	500,000	524,235
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aa3/AA	245,000	253,842
University of Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aa3/AA-	1,000,000	1,041,290
Victor New York, 9.20% due 5/1/2014	NR/NR	1,250,000	1,302,138
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	200,000	200,074
Wisconsin State Health & Educational Facilities Series B, 7.08% due 6/1/2016 (Insured: ACA)	NR/NR	2,610,000	2,540,652

TOTAL MUNICIPAL BONDS (Cost $61,376,525)			61,356,651

YANKEE BONDS — 0.26%

BANKS — 0.09%

COMMERCIAL BANKS — 0.09%
Glitnir Banki HF, 3.255% due 1/18/2012 (2)	A2/BBB+	400,000	304,456

			304,456

42    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	September 30, 2008

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MISCELLANEOUS — 0.17%

MISCELLANEOUS — 0.17%
Nova Scotia Province Canada, 5.75% due 2/27/2012	Aa2/A+	$500,000	$532,016

			532,016

TOTAL YANKEE BONDS (Cost $830,496)			836,472

TOTAL INVESTMENTS — 97.16% (Cost $323,075,344)			$310,360,100

OTHER ASSETS LESS LIABILITIES — 2.84%			9,059,771

NET ASSETS — 100.00%			$319,419,871

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	Security currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2008, the aggregate value of these securities in the Fund’s portfolio was $60,543,119, representing 18.95% of the Fund’s net assets.
(3)	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation
CPI	Consumer Price Index
Cupids	Cumulative Undivided Preferred Interests In Debt Securities
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
IDA	Industrial Development Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage

See notes to financial statements.

Certified Annual Report    43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Limited Term Income Funds

To the Trustees and Shareholders of

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 19, 2008

44     Certified Annual Report

EXPENSE EXAMPLE
Thornburg Limited Term Income Funds	September 30, 2008 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2008 and held until September 30, 2008.

	Beginning Account Value 3/31/08	Ending Account Value 9/30/08	Expenses Paid During Period† 3/31/08–9/30/08
U.S. Government Fund
Class A Shares
Actual	$1,000.00	$1,002.90	$4.62
Hypothetical*	$1,000.00	$1,020.39	$4.66

Class B Shares
Actual	$1,000.00	$996.10	$11.28
Hypothetical*	$1,000.00	$1,013.69	$11.38

Class C Shares
Actual	$1,000.00	$1,001.50	$6.13
Hypothetical*	$1,000.00	$1,018.87	$6.19

Class I Shares
Actual	$1,000.00	$1,004.40	$3.18
Hypothetical*	$1,000.00	$1,021.83	$3.20

Class R3 Shares
Actual	$1,000.00	$1,003.40	$4.96
Hypothetical*	$1,000.00	$1,020.05	$5.00

Income Fund
Class A Shares
Actual	$1,000.00	$967.80	$4.85
Hypothetical*	$1,000.00	$1,020.07	$4.98

Class C Shares
Actual	$1,000.00	$966.50	$6.09
Hypothetical*	$1,000.00	$1,018.80	$6.26

Class I Shares
Actual	$1,000.00	$969.50	$3.18
Hypothetical*	$1,000.00	$1,021.77	$3.26

Class R3 Shares
Actual	$1,000.00	$967.80	$4.87
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.92%; B: 2.26%; C: 1.23%; I: 0.63%; and R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; I: 0.65%; and R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    45

INDEX COMPARISON
Thornburg Limited Term U.S. Government Fund	September 30, 2008 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2008 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)	4.15%	2.74%	4.33%	5.91%
B Shares (Incep: 11/1/02)	(0.63)%	1.24%	N/A	1.78%
C Shares (Incep: 9/1/94)	5.01%	2.76%	4.16%	4.91%
I Shares (Incep: 7/5/96)	6.06%	3.36%	4.83%	5.48%
R3 Shares (Incep: 7/1/03)	5.77%	3.09%	N/A	2.98%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 1.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares or Class R3 shares.

The Barclays Capital Intermediate Government Bond Index is an unmanaged market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

46    Certified Annual Report

INDEX COMPARISON
Thornburg Limited Term Income Fund	September 30, 2008 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2008 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)	(1.08)%	1.93%	4.09%	5.07%
C Shares (Incep: 9/1/94)	(0.30)%	1.98%	3.92%	4.83%
I Shares (Incep: 7/5/96)	0.77%	2.57%	4.57%	5.31%
R3 Shares (Incep: 7/1/03)	0.44%	2.25%	N/A	2.24%

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares is 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares or Class R3 shares.

The Barclays Capital Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities of up to ten years.

The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Certified Annual Report    47

TRUSTEES AND OFFICERS
Thornburg Limited Term Income Funds	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 62 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO to 2007 and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 52 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 63 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 67 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 62 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Beijing, China (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 59 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 54 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 49 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

48    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 45 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 69 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 41 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 38 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 37 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 45 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 40 Vice President since 1999	Co-Portfolio Manager, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 38 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 42 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 34 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 50 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 38 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    49

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Thomas Garcia, 37 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 37 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004.	Not applicable

Connor Browne, 29 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 34 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004.	Not applicable

Lewis Kaufman, 32 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

Christopher Ryon, 52 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 33 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 48 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP to 2007.	Not applicable

Jack Gardner, 54 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of fourteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fourteen Funds of the Trust. Each Trustee oversees the fourteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fourteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

50    Certified Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	September 30, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan the Trustees’ evaluation of the Advisor’s services and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the Fund’s investment performance.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees reviewed information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to different categories of mutual funds selected by independent mutual fund analyst firms, and relative to a broad-based securities index, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events in view of the Fund’s investment objectives and policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad-based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of securities indices.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations over various periods. The Trustees further noted in this regard that the Fund’s investment performance exceeded the performance in most of the last 11 calendar years for a category of short-term U.S. government bond

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OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2008 (Unaudited)

funds assembled by a mutual fund analyst firm, that the Fund’s performance fell in or near the top quartile for the one, three, five and ten year periods ended with the second quarter of the current year for the same fund category and fell in or near the top quartile for a second fund category for the same periods. Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s relative portfolio volatility had continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of short-intermediate U.S. government mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor to the Fund was lower to some extent than the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was somewhat higher than the median and comparable to the average expense ratios for the same fund group. The Trustees noted their previous observations respecting fee rates charged by the Advisor to other types of investment management clients, and their conclusion that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

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OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2008 (Unaudited)

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time, relative to two categories of bond mutual funds sharing certain comparable characteristics and selected by independent mutual fund analyst firms, and relative to a broad-based securities index and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to these events in view of the Fund’s investment objectives and policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories, and in particular to broad-based securities indices, may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the parameters for selecting the investments for other funds and the largely theoretical character of fixed income security indices.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s positive investment returns and performance in accordance with expectations over various periods. The Trustees further noted in this regard that the Fund’s investment performance in most of the last 11 calendar years had exceeded the performance for a category of short-term bond mutual funds selected by an independent mutual fund analyst firm, that the Fund’s investment performance fell within the top quartile of the same fund category for the one, three, five and ten year periods ended in the second quarter of the current year, and that the Fund’s investment performance also fell within the top quartile of a second fund category for the same periods.

Measures of portfolio volatility and risk considered by the Trustees demonstrated that the Fund’s relative portfolio volatility had continued to fulfill expectations in current conditions.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fee charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of fixed income mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the overall expense ratio of the Fund was higher to a small extent than the median (but approximately equal to the average) expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, that the management fee was higher to a small extent than the average and median fee rates for the same group of funds, but that the differences were not significant in view of the degree of the differences and the other factors considered. The Trustees noted their previous observations respecting fee rates charged by the Advisor to other investment management clients, and their conclusion that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated

Certified Annual Report    53

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2008 (Unaudited)

to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

54    Certified Annual Report

Trustees’ Statement to Shareholders

    Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

    Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Message from the CEO

October 15, 2008

Dear Shareholder:

We have all seen liquidation sales, when a retailer (or any other business) closes its doors and auctions off its assets. Though liquidation sales may be sad for the seller, these events often stir excitement among buyers. Seasoned shoppers – those who are knowledgeable about what the merchandise being liquidated “usually” costs – become particularly excited about finding and buying good-quality items at cut-rate prices. Rarely does someone else’s liquidation sale prompt us as consumers to liquidate our own holdings of clothing, appliances, housing or cars – even if we might have paid more for the same or similar assets in the recent past. On the contrary, consumers usually buy more – to the extent that they can come up with the cash. Liquidation sales are always for cash.

In recent weeks, we have witnessed many investors having exactly the opposite reaction to liquidation sales of financial assets – they are drawn to join the selling frenzy, rather than look for bargains to buy. The liquidation sales have been made by various holders of financial assets – investment banks, banks, hedge funds, investment funds, etc. These holders are either going out of business due to debt-leveraged capital structures, or are forced to shrink the sizes of their portfolios due to customer defections. (NOTE: Thornburg mutual funds have NO leverage. They are 100% funded by equity shares purchased by their shareholders.) It is strange to observe that many investors who hold diversified portfolios of financial assets suddenly feel a need to compete with the forced sellers in a crowded, noisy marketplace – thereby forcing prices even lower! But, that is exactly what has happened in early October of 2008.

We have been asked whether we have EVER seen this kind of environment before, with some questioners reminding that we are too young to have been managing investment portfolios during the 1930s. We were not around for the 1930s, but we HAVE experienced market meltdowns.

Consider the “Asian Debt Crisis” of 1997 and 1998. That environment included many of the same elements as the current macroeconomic environment in the United States:

•	Over-borrowing by banks and consumers;

•	Lenders withdrawing funds from burdened borrowers;

•	Clumsy governmental efforts to shore up weakened financial institutions and asset prices;

•	Declining stock and bond prices;

•	Frantic selling by unnerved owners of financial assets.

To quantify one financial benchmark, the KOSPI (Korean) Stock Index (see Exhibit 1) declined by more than 85% from .89246 to ..19580 (expressed in $US) between June 14th 1997 and June 16th 1998.

The media reports about the financial problems facing the United States now are most negative. The 1997/98 stories about Asia were even worse. Consider the headlines shown on the following page regarding Korea from that period.

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Sound familiar? Some of the actors are new, but the current financial crisis is really a re-run of a “debt bubble” story we have seen several times in the past.

Investors ask, “Are we at the bottom yet?” Though there are many opinions about this, nobody really knows the answer. What we do know is that risk financial assets in the United States and throughout the world are cheaper than they usually are, because prices have declined sharply during 2008. By virtue of this cheapness, we believe that the probabilities of favorable financial outcomes for today’s buyers of significant financial assets are much improved compared to most times. We have the same belief for current holders of significant financial assets who resist the urge to sell.

Let’s return to the case of Korea and the KOSPI Index of leading Korean stocks from the time of the Asian debt crisis. Measured in $US, the KOSPI traded over the entire period from February 2007 to August 1, 2008 above 1.5 (see preceding Exhibit 1). It traded most of the last half of 2007 above 2! Do you appreciate stories of equity portfolios that increase in value by more than 5 times within a decade? In hindsight, everyone reading these words would probably have been DELIGHTED to have purchased the KOSPI Index at any price near its 1998 $US average of .29101, given the 2007 rise in value of this very same index to more than 1.5, and then more than 2! It wasn’t necessary to catch the absolute bottom (.19580) in order to have a very satisfactory investment outcome. And what company stocks were in the KOSPI Index, then and now? … utilities, banks, manufacturers, retailers, consumer goods producers, etc. These are IMPORTANT assets, not just abstractions. The equities of firms in the major U.S. market indices are also important financial assets, with significant intrinsic value.

In 1998, corrections from equity market bottoms happened VERY QUICKLY. Korea’s KOSPI Index gained 104% (from .22426 to .46515) between October 8th and December 31, 1998. In the U.S., the S&P 500 Index gained more than 28% over the same 84-day period.

Headlines from 1997–1998

“Despite a World Class Economy, A Nation Senses Decline,” The New York Times, 2/4/97

“For Decades, Easy Money Fueled Big Business in Asia. Now, Banks Are Sinking and a Huge Bill is Coming Due,” Business Week, 2/24/97

“Debt and Corruption Cases Take Toll On South Korea as Growth Slows,” The Washington Post, 4/20/97

“Government Extends Rescue Loan To Korea First Bank,” BBC, 9/5/97

“End of the ‘Asian Miracle’,” The Washington Post, 9/10/97

“South Korea’s Economic Crisis is Set to Get Worse,” International Herald Tribune, 11/6/97

“Asian Turmoil Strikes South Korea; Stocks Log Biggest One Day Drop; Tokyo, Hong Kong Also Hit,” The Washington Post, 11/8/97

“South Korea Yields to Bailout; GOP Lawmakers Raising Questions About Extent of U.S. Role in Rescue,” Dallas Morning News, 12/4/97

“Seoul Crisis Worsens As More Banks Close,” The New York Times, 12/11/97

“One Korean Certainty: No More Business as Usual,” The New York Times, 1/4/98

“In Hindsight, Signs of Asian Debt Crisis Appear Clear; Bank Loan Problems In 1996 Exposed Mountains of Debt, Shook Investor Confidence,” The Washington Post, 1/4/98

“Grim Assessment by U.N. of Asia Crisis,” The New York Times, 12/3/98

For investors who are not FORCED to sell financial assets today, it is probably best to avoid liquidating unnecessarily into a marketplace occupied by few buyers, many forced sellers, and rattled everyday investors who have become caught up in the drama. For investors who have a bit of cash, we believe it is wise to buy what the forced sellers (and their sympathizers) are selling today. The forced liquidations will run their course and the bargains associated with these liquidations will vanish.

Sincerely,

Brian McMahon
CEO and Chief Investment Officer

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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Waste not,
Wait not

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management®

800.847.0200

Distributor:

Thornburg Securities Corporation®

800.847.0200

TH076

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2 This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Glossary

KOSPI Index – A comprehensive capitalization weighted index that tracks the continuous price performance of all common stocks listed on the Korea Stock Exchange.

Standard & Poor’s 500 Stock Index (S&P 500) – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Annual Report. 3

Thornburg Value Fund

KEY PORTFOLIO ATTRIBUTES
As of 9/30/08

Portfolio P/E Trailing 12-months*	11.4	x
Portfolio Price to Cash Flow*	6.2
Portfolio Price to Book Value*	1.9
Median Market Cap*	$22.6	B
7-Year Beta (A Shares vs. S&P 500)*	1.01
Equity Holdings	50

*	Source: FactSet

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.27%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED SEPTEMBER 30, 2008

	1 Yr	3 Yrs	5 Yrs	10 Yrs
A Shares (Incep: 10/2/95)
Without Sales Charge	(29.52)%	(0.13)%	4.76%	6.18%
With Sales Charge	(32.69)%	(1.66)%	3.80%	5.69%

S&P 500 Index
(Since: 10/2/95)	(21.98)%	0.22%	5.17%	3.06%

4 This page is not part of the Annual Report.

The focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 40–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR YEAR ENDED 9/30/08

Top Contributors	Top Detractors
Apache Corp.	Las Vegas Sands Corp.
Genentech, Inc.	Rite Aid Corp.
Chunghwa Telecom Co. Ltd.	Hertz Global Holdings, Inc.
Varian Medical Systems, Inc.	American International Group, Inc.
DIRECTV Group, Inc.	Office Depot, Inc.
Source: FactSet

TOP TEN HOLDINGS

As of 9/30/08

Exxon Mobil Corp.	4.5%
Comcast Corp.	4.0%
AT&T, Inc.	3.8%
ConocoPhillips	3.7%
DIRECTV Group, Inc.	3.7%
Eli Lilly & Co.	3.5%
Microsoft Corp.	3.5%
Toyota Motor Corp.	3.3%
Allstate Corp.	3.2%
Ace Ltd.	3.1%

This page is not part of the Annual Report 5

Thornburg Value Fund

September 30, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6 Certified Annual Report

Letter to Shareholders

October 20, 2008

Dear Fellow Shareholder:

How quickly things can change! A year ago we were writing on the back of three strong years of relative and absolute performance. The most recent fiscal year has been very disappointing, both relative to our benchmark and with regard to the preservation of your and our investment capital. Thornburg Value Fund Class A shares at net asset value (NAV) returned negative 29.52% vs. negative 21.98% for the S&P 500 Index. A year ago we wrote, “The cases for both a domestic recession and accelerating inflation are easily supported.” Today we are more worried about deflationary pressures than inflationary ones, and a domestic, or even global recession, is much more likely today.

Our 2008 fiscal year began just as the first signs of the financial crisis were emerging. Problems at two Bear Stearns hedge funds, Countrywide Financial’s near bankruptcy, and a run on the U.K. bank Northern Rock all preceded our October 1, 2007 fiscal-year beginning. Since then, trillions of dollars in equity value have been lost globally, in both company specific liquidity crises (Bear Stearns, Indymac, Fannie Mae and Freddie Mac, Lehman, AIG) and in general market declines.

Unfortunately, negative developments have accelerated recently as a seizing-up of the credit markets and significantly increasing volatility indicators helped precipitate one of Wall Street’s worst weeks on record. As we write, governments of the leading economies around the world are working to restore confidence in the global financial system. We are hopeful that these efforts will bear fruit and that the actions will be enough to avert a significant destruction of global demand for goods and services.

In this very challenging environment we are focused on executing the same investment philosophy and approach that has been successful over the long term. We continue to look for promising companies at a discount, and attempt to buy them when they are out of favor. Our basket approach is intended to provide a portfolio with a spectrum of opportunities as well as diversification of risks. In our consistent earner basket, we own stocks

Certified Annual Report 7

Letter to Shareholders

Continued

that we believe will prove more resilient than the average U.S. stock in a tough environment. Within our basic value and emerging franchise baskets, we invest in companies that we expect to lead when investors remember that the U.S. and global economies will eventually recover. Sound cash-generating businesses do have value.

Of all stocks owned during the fiscal year, only around one-fifth contributed positively to performance. Each basket was well represented amongst our top contributors including four basic value stocks (Apache Corp., Chunghwa Telecom Co. Ltd., JPMorgan Chase & Co., and recently purchased Goldman Sachs Group Inc.), four consistent earners (Genentech Inc., DIRECTV Group Inc., Visa Inc., and Teva Pharmaceutical Industries Ltd.) and two emerging franchises (Varian Medical Services Inc. and Hologic). Visa, Apache, Chunghwa and Hologic were sold at price targets during the year. Poor individual stock performance among the other four-fifths of the stocks in the portfolio drove our poor absolute and relative performance during the fiscal year ended September 30, 2008.

The stocks which hurt portfolio performance the most tended to be highly financially levered. Las Vegas Sands Corp., Rite Aid Corp., Hertz Global Holdings Inc., Freddie Mac, American International Group Inc., Office Depot Inc., and Wachovia were all among the leading detractors and had significant debt on their balance sheets. Motorola Inc., WellPoint Inc. and AT&T Inc. were within the bottom ten underperformers but do not have a heavy debt burden. Specific business disappointments were more at play with these holdings. Motorola suffered from declining sales and profit margins as its products did not have the degree of consumer acceptance that the company anticipated. WellPoint suffered lower underwriting margins when the company underestimated the cost of medical services that it had already contracted to provide its customers. The weak share price performance at AT&T was not entirely explain- able by fundamental developments, although weakening wireline business performance is likely a factor. AT&T was unique among our bottom performers in that we have added to that position and it is currently one of the largest holdings in the portfolio. We have sold seven of the ten leading detractors and while this was unpleasant, in a number of cases it avoided material further value erosion.

In periods of extreme volatility and economic uncertainty, share prices can be driven far from their underlying values as some investors focus on macro themes and ignore company specific fundamentals, while other investors sell out of fear or necessity. This type of environment is very attractive for opportunistic, bottom-up, fundamental investors. We have had the opportunity to make investments in companies that we believe have great promise at extraordinary discounts to their underlying value. Although we are disappointed with recent returns, we remain confident that our current portfolio will produce the investment results you expect from our stock selection philosophy and process.

8 Certified Annual Report

We invite you to visit our web site at www.thornburg.com where you will find useful information on the Thornburg Value Fund as well as our other funds and investment topics.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report	9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2008

ASSETS
Investments at value (cost $4,418,320,861) (Note 2)	$3,703,109,809
Cash	74,841,123
Receivable for investments sold	88,770,013
Receivable for fund shares sold	7,427,336
Unrealized gain on forward exchange contracts (Note 7)	7,651,780
Dividends receivable	6,139,496
Interest receivable	1,984,472
Prepaid expenses and other assets	54,855

Total Assets	3,889,978,884

LIABILITIES
Payable for securities purchased	25,959,784
Payable for fund shares redeemed	16,346,602
Payable to investment advisor and other affiliates (Note 3)	3,386,402
Accounts payable and accrued expenses	1,687,479
Dividends payable	17,960

Total Liabilities	47,398,227

NET ASSETS	$3,842,580,657

NET ASSETS CONSIST OF:
Undistributed net investment income	$4,912,939
Net unrealized depreciation on investments	(707,578,473)
Accumulated net realized gain (loss)	(285,876,639)
Net capital paid in on shares of beneficial interest	4,831,122,830

$3,842,580,657

10 Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2008

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,088,765,703 applicable to 38,851,393 shares of beneficial interest outstanding - Note 4)	$28.02

Maximum sales charge, 4.50% of offering price	1.32

Maximum offering price per share	$29.34

Class B Shares:
Net asset value and offering price per share * ($64,287,478 applicable to 2,411,196 shares of beneficial interest outstanding - Note 4)	$26.66

Class C Shares:
Net asset value and offering price per share * ($401,880,171 applicable to 14,889,394 shares of beneficial interest outstanding - Note 4)	$26.99

Class I Shares:
Net asset value, offering and redemption price per share ($1,961,495,269 applicable to 68,889,848 shares of beneficial interest outstanding - Note 4)	$28.47

Class R3 Shares:
Net asset value, offering and redemption price per share ($161,517,248 applicable to 5,798,203 shares of beneficial interest outstanding - Note 4)	$27.86

Class R4 Shares:
Net asset value, offering and redemption price per share ($29,461,946 applicable to 1,052,741 shares of beneficial interest outstanding - Note 4)	$27.99

Class R5 Shares:
Net asset value, offering and redemption price per share ($135,172,842 applicable to 4,751,426 shares of beneficial interest outstanding - Note 4)	$28.45

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report 11

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2008

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $ 1,822,645)	$76,710,991
Interest income	8,684,458

Total Income	85,395,449

EXPENSES:
Investment advisory fees (Note 3)	34,331,989
Administration fees (Note 3)
Class A Shares	1,759,604
Class B Shares	113,782
Class C Shares	657,213
Class I Shares	1,180,208
Class R3 Shares	215,369
Class R4 Shares	33,323
Class R5 Shares	66,000
Distribution and service fees (Note 3)
Class A Shares	3,517,036
Class B Shares	908,901
Class C Shares	5,250,674
Class R3 Shares	861,703
Class R4 Shares	66,746
Transfer agent fees
Class A Shares	1,871,380
Class B Shares	138,870
Class C Shares	669,170
Class I Shares	2,123,320
Class R3 Shares	451,302
Class R4 Shares	70,073
Class R5 Shares	262,939
Registration and filing fees
Class A Shares	55,077
Class B Shares	15,550
Class C Shares	23,170
Class I Shares	112,244
Class R3 Shares	20,665
Class R4 Shares	20,741
Class R5 Shares	27,470
Custodian fees (Note 3)	434,389
Professional fees	148,782
Accounting fees	158,580
Trustee fees	81,600
Other expenses	724,417

Total Expenses	56,372,287

Less:
Expenses reimbursed by investment advisor (Note 3)	(661,249)
Fees paid indirectly (Note 3)	(68,524)

Net Expenses	55,642,514

Net Investment Income	$29,752,935

12 Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2008

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(269,065,954)
Foreign currency transactions	(338,072)

(269,404,026)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,370,396,923)
Foreign currency translation	7,632,579

(1,362,764,344)

Net Realized and Unrealized Loss	(1,632,168,370)

Net Decrease in Net Assets Resulting From Operations	$(1,602,415,435)

See notes to financial statements.

Certified Annual Report 13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$29,752,935	$28,639,753
Net realized gain (loss) on investments and foreign currency transactions	(269,404,026)	455,862,583
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(1,362,764,344)	268,367,897

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,602,415,435)	752,870,233

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(5,630,222)	(9,517,757)
Class B Shares	(7,933)	(62,759)
Class C Shares	(85,943)	(455,165)
Class I Shares	(18,551,738)	(18,072,475)
Class R3 Shares	(726,604)	(707,632)
Class R4 Shares	(170,180)	(24,305)
Class R5 Shares	(1,086,258)	(578,768)
From realized gains
Class A Shares	(145,917,343)	(40,724,358)
Class B Shares	(10,428,887)	(3,458,689)
Class C Shares	(57,732,547)	(17,561,097)
Class I Shares	(223,563,517)	(39,645,604)
Class R3 Shares	(14,403,384)	(1,897,722)
Class R4 Shares	(1,166,969)	—
Class R5 Shares	(9,376,741)	(456,993)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	120,614,733	254,630,938
Class B Shares	(7,316,619)	70,097
Class C Shares	20,666,716	43,074,529
Class I Shares	597,263,995	1,059,702,770
Class R3 Shares	84,257,580	87,096,462
Class R4 Shares	33,018,022	6,750,585
Class R5 Shares	83,701,115	88,298,634

Net Increase (Decrease) in Net Assets	(1,159,058,159)	2,159,330,924

NET ASSETS:
Beginning of year	5,001,638,816	2,842,307,892

End of year	$3,842,580,657	$5,001,638,816

Undistributed net investment income	$4,912,939	$2,143,362

See notes to financial statements.

14 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2008

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Any debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances, using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

Certified Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2008

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Foreign currency translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

16 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2008

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $531,653 for Class R3 shares, $62,840 for Class R4 Shares, and $66,756 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2008, the Distributor has advised the Fund that it earned net commissions aggregating $142,483 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $56,539 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2008, fees paid indirectly were $68,524.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	11,174,321	$399,226,305	13,429,422	$547,664,978
Shares issued to shareholders in reinvestment of dividends	3,754,600	138,338,268	1,156,240	45,570,783
Shares repurchased	(12,304,141)	(416,973,786)	(8,199,947)	(338,622,249)
Redemption fees received**	—	23,946	—	17,426

Net Increase (Decrease)	2,624,780	$120,614,733	6,385,715	$254,630,938

Class B Shares
Shares sold	129,348	$4,492,381	238,194	$9,443,286
Shares issued to shareholders in reinvestment of dividends	256,872	9,083,791	83,508	3,126,334
Shares repurchased	(649,891)	(20,894,338)	(316,970)	(12,500,818)
Redemption fees received**	—	1,547	—	1,295

Net Increase (Decrease)	(263,671)	$(7,316,619)	4,732	$70,097

Certified Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2008

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	1,768,463	$62,269,164	2,252,675	$89,691,497
Shares issued to shareholders in reinvestment of dividends	1,418,890	50,776,902	417,160	15,793,087
Shares repurchased	(2,816,339)	(92,388,285)	(1,569,020)	(62,416,929)
Redemption fees received**	—	8,935	—	6,874

Net Increase (Decrease)	371,014	$20,666,716	1,100,815	$43,074,529

Class I Shares
Shares sold	33,733,127	$1,210,083,621	29,796,837	$1,246,028,389
Shares issued to shareholders in reinvestment of dividends	5,086,814	189,825,719	1,185,152	47,802,515
Shares repurchased	(23,528,996)	(802,685,508)	(5,579,299)	(234,149,563)
Redemption fees received**	—	40,163	—	21,429

Net Increase (Decrease)	15,290,945	$597,263,995	25,402,690	$1,059,702,770

Class R3 Shares
Shares sold	3,326,232	$116,410,112	2,874,263	$117,754,787
Shares issued to shareholders in reinvestment of dividends	401,141	14,656,658	64,233	2,541,337
Shares repurchased	(1,371,429)	(46,812,136)	(795,418)	(33,200,944)
Redemption fees received**	—	2,946	—	1,282

Net Increase (Decrease)	2,355,944	$84,257,580	2,143,078	$87,096,462

Class R4 Shares*
Shares sold	1,140,551	$41,174,367	170,003	$7,199,837
Shares issued to shareholders in reinvestment of dividends	34,386	1,249,751	555	24,227
Shares repurchased	(281,635)	(9,406,561)	(11,119)	(473,504)
Redemption fees received**	—	465	—	25

Net Increase (Decrease)	893,302	$33,018,022	159,439	$6,750,585

Class R5 Shares
Shares sold	3,316,951	$117,084,163	2,430,984	$101,996,046
Shares issued to shareholders in reinvestment of dividends	282,183	10,452,223	24,855	1,035,760
Shares repurchased	(1,235,288)	(43,837,491)	(343,451)	(14,733,830)
Redemption fees received**	—	2,220	—	658

Net Increase (Decrease)	2,363,846	$83,701,115	2,112,388	$88,298,634

*	Effective date of Class R4 shares was February 1, 2007.

**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

18 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2008

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $3,804,722,188 and $3,209,808,365, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,415,978,419

Gross unrealized appreciation on a tax basis	$118,153,581
Gross unrealized depreciation on a tax basis	(831,022,191)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(712,868,610)

At September 30, 2008, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2007 of $338,072, and $275,314,874 respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2009.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $724,480 and decreased net realized investment loss by $724,480. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from currency losses, class action litigation settlement and the disposition of a partnership investment.

The tax character of distributions paid during the year ended September 30, 2008, and September 30, 2007, was as follows:

	2008	2007
Distributions from:
Ordinary income	$129,259,793	$33,091,951
Capital gains	359,588,473	100,071,373

Total Distributions	$488,848,266	$133,163,324

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:

Contract Description	Buy/Sell	Contract Amount	Contract Value date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Dollar	Sell	60,000,000	12/02/2008	$92,382,000	$7,651,780	$—

Total unrealized appreciation (depreciation) from forward exchange contracts					$7,651,780	$—

Certified Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2008

OTHER NOTES

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosure about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating the impact, if any, that the adoption of FAS 157 will have on the Fund’s financial statements and related disclosures.

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4:

In September 2008, the Financial Accounting Standards Board issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP 133-1”). FSP 133-1 is effective for any financial report ending after November 15, 2008. FSP 133-1 amends each of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require certain additional disclosures by the sellers of credit derivatives and guarantees. FSP 133-1 also clarifies the effective date of FAS 161. Management is evaluating the impact, if any, that the adoption of FSP 133-1 will have on the Fund’s financial statements and related disclosures.

20 Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Value Fund

	Year Ended September 30,
	2008	2007	2006	2005	2004
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$44.17	$37.59	$32.79	$28.11	$26.29

Income from investment operations:
Net investment income (loss)	0.18	0.29	0.35	0.32	0.20
Net realized and unrealized gain (loss) on investments	(12.26)	7.86	4.76	4.64	1.81
Total from investment operations	(12.08)	8.15	5.11	4.96	2.01

Less dividends from:
Net investment income	(0.14)	(0.27)	(0.31)	(0.28)	(0.19)
Net realized gains	(3.93)	(1.30)	—	—	—
Total dividends	(4.07)	(1.57)	(0.31)	(0.28)	(0.19)

Change in net asset value	(16.15)	6.58	4.80	4.68	1.82

NET ASSET VALUE, end of year	$28.02	$44.17	$37.59	$32.79	$28.11

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(29.52)	22.23	15.63	17.70	7.61
Ratios to average net assets:
Net investment income (loss) (%)	0.52	0.70	1.02	1.05	0.69
Expenses, after expense reductions (%)	1.27	1.27	1.35	1.40	1.37
Expenses, after expense reductions and net of custody credits (%)	1.27	1.27	1.34	1.40	1.37
Expenses, before expense reductions (%)	1.27	1.27	1.35	1.40	1.37
Portfolio turnover rate (%)	70.65	79.29	51.36	58.90	68.74
Net assets at end of year (thousands)	$1,088,766	$1,599,976	$1,121,720	$972,478	$1,086,448

(a)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
	2008		2007	2006	2005	2004
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$42.36		$36.17	$31.60	$27.13	$25.47

Income from investment operations:
Net investment income (loss)	(0.09)		(0.04)	0.07	0.08	(0.03)
Net realized and unrealized gain (loss) on investments	(11.68)		7.55	4.58	4.47	1.74
Total from investment operations	(11.77)		7.51	4.65	4.55	1.71

Less dividends from:
Net investment income	(0.00	)(a)	(0.02)	(0.08)	(0.08)	(0.05)
Net realized gains	(3.93)		(1.30)	—	—	—
Total dividends	(3.93)		(1.32)	(0.08)	(0.08)	(0.05)

Change in net asset value	(15.70)		6.19	4.57	4.47	1.66

NET ASSET VALUE, end of year	$26.66		$42.36	$36.17	$31.60	$27.13

RATIOS/SUPPLEMENTAL DATA

Total return (%)	(30.05)		21.26	14.71	16.78	6.71
Ratios to average net assets:
Net investment income (loss) (%)	(0.28)		(0.09)	0.21	0.27	(0.12)
Expenses, after expense reductions (%)	2.05		2.07	2.15	2.17	2.18
Expenses, after expense reductions and net of custody credits (%)	2.05		2.07	2.14	2.17	2.18
Expenses, before expense reductions (%)	2.05		2.07	2.15	2.17	2.20

Portfolio turnover rate (%)	70.65		79.29	51.36	58.90	68.74

Net assets at end of year (thousands)	$64,287		$113,299	$96,587	$92,410	$93,508

(a)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
	2008	2007	2006	2005	2004
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$42.82	$36.55	$31.92	$27.40	$25.70

Income from investment operations:
Net investment income (loss)	(0.08)	(0.02)	0.09	0.09	(0.02)
Net realized and unrealized gain (loss) on investments	(11.81)	7.62	4.62	4.51	1.77
Total from investment operations	(11.89)	7.60	4.71	4.60	1.75

Less dividends from:
Net investment income	(0.01)	(0.03)	(0.08)	(0.08)	(0.05)
Net realized gains	(3.93)	(1.30)	—	—	—
Total dividends	(3.94)	(1.33)	(0.08)	(0.08)	(0.05)

Change in net asset value	(15.83)	6.27	4.63	4.52	1.70

NET ASSET VALUE, end of year	$26.99	$42.82	$36.55	$31.92	$27.40

RATIOS/SUPPLEMENTAL DATA

Total return (%)	(30.03)	21.29	14.77	16.80	6.81
Ratios to average net assets:
Net investment income (loss) (%)	(0.23)	(0.05)	0.27	0.31	(0.07)
Expenses, after expense reductions (%)	2.02	2.03	2.09	2.14	2.14
Expenses, after expense reductions and net of custody credits (%)	2.01	2.03	2.09	2.14	2.14
Expenses, before expense reductions (%)	2.02	2.03	2.09	2.14	2.15

Portfolio turnover rate (%)	70.65	79.29	51.36	58.90	68.74

Net assets at end of year (thousands)	$401,880	$621,687	$490,399	$446,567	$475,296

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
	2008	2007	2006	2005	2004
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$44.80	$38.11	$33.23	$28.49	$26.64

Income from investment operations:
Net investment income (loss)	0.32	0.44	0.50	0.45	0.31
Net realized and unrealized gain (loss) on investments	(12.45)	7.96	4.82	4.70	1.84
Total from investment operations	(12.13)	8.40	5.32	5.15	2.15

Less dividends from:
Net investment income	(0.27)	(0.41)	(0.44)	(0.41)	(0.30)
Net realized gains	(3.93)	(1.30)	—	—	—
Total dividends	(4.20)	(1.71)	(0.44)	(0.41)	(0.30)

Change in net asset value	(16.33)	6.69	4.88	4.74	1.85

NET ASSET VALUE, end of year	$28.47	$44.80	$38.11	$33.23	$28.49

RATIOS/SUPPLEMENTAL DATA

Total return (%)	(29.24)	22.62	16.10	18.16	8.04
Ratios to average net assets:
Net investment income (loss) (%)	0.92	1.05	1.41	1.44	1.07
Expenses, after expense reductions (%)	0.91	0.93	0.98	0.99	0.99
Expenses, after expense reductions and net of custody credits (%)	0.90	0.92	0.97	0.98	0.99
Expenses, before expense reductions (%)	0.91	0.93	0.98	1.00	0.99

Portfolio turnover rate (%)	70.65	79.29	51.36	58.90	68.74

Net assets at end of year (thousands)	$1,961,495	$2,401,473	$1,074,492	$457,788	$378,334

+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
	2008	2007	2006	2005	2004
Class R3 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$43.94	$37.43	$32.68	$28.06	$26.27

Income from investment operations:
Net investment income (loss)	0.17	0.26	0.37	0.33	0.17
Net realized and unrealized gain (loss) on investments	(12.19)	7.81	4.71	4.60	1.85
Total from investment operations	(12.02)	8.07	5.08	4.93	2.02

Less dividends from:
Net investment income	(0.13)	(0.26)	(0.33)	(0.31)	(0.23)
Net realized gains	(3.93)	(1.30)	—	—	—
Total dividends	(4.06)	(1.56)	(0.33)	(0.31)	(0.23)

Change in net asset value	(16.08)	6.51	4.75	4.62	1.79

NET ASSET VALUE, end of year	$27.86	$43.94	$37.43	$32.68	$28.06

RATIOS/SUPPLEMENTAL DATA

Total return (%)	(29.54)	22.11	15.60	17.64	7.68
Ratios to average net assets:
Net investment income (loss) (%)	0.50	0.63	1.05	1.07	0.61
Expenses, after expense reductions (%)	1.35	1.35	1.36	1.35	1.34
Expenses, after expense reductions and net of custody credits (%)	1.35	1.35	1.35	1.35	1.34
Expenses, before expense reductions (%)	1.66	1.63	1.69	1.94	2.22

Portfolio turnover rate (%)	70.65	79.29	51.36	58.90	68.74

Net assets at end of year (thousands)	$161,517	$151,260	$48,627	$11,661	$5,754

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report 25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
Class R4 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$44.14	$41.00

Income from investment operations:
Net investment income (loss)	0.19	0.20
Net realized and unrealized gain (loss) on investments	(12.23)	3.12
Total from investment operations	(12.04)	3.32

Less dividends from:
Net investment income	(0.18)	(0.18)
Net realized gains	(3.93)	—
Total dividends	(4.11)	(0.18)

Change in net asset value	(16.15)	3.14

NET ASSET VALUE, end of period	$27.99	$44.14

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(29.47)	8.09
Ratios to average net assets:
Net investment income (loss) (%)	0.58	0.70	(c)
Expenses, after expense reductions (%)	1.24	1.25	(c)
Expenses, after expense reductions and net of custody credits (%)	1.24	1.25	(c)
Expenses, before expense reductions (%)	1.48	2.34	(c)

Portfolio turnover rate (%)	70.65	79.29

Net assets at end of period (thousands)	$29,462	$7,038

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,			Period Ended September 30, 2005 (a)
	2008	2007	2006
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$44.78	$38.09	$33.22	$30.75

Income from investment operations:
Net investment income (loss)	0.32	0.49	0.24	0.28
Net realized and unrealized gain (loss) on investments	(12.47)	7.91	5.07	2.45
Total from investment operations	(12.15)	8.40	5.31	2.73

Less dividends from:
Net investment income	(0.25)	(0.41)	(0.44)	(0.26)
Net realized gains	(3.93)	(1.30)	—	—
Total dividends	(4.18)	(1.71)	(0.44)	(0.26)

Change in net asset value	(16.33)	6.69	4.87	2.47

NET ASSET VALUE, end of period	$28.45	$44.78	$38.09	$33.22

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(29.30)	22.63	16.07	8.93
Ratios to average net assets:
Net investment income (loss) (%)	0.92	1.14	0.64	1.31	(c)
Expenses, after expense reductions (%)	0.98	0.91	1.00	1.00	(c)
Expenses, after expense reductions and net of custody credits (%)	0.98	0.91	0.98	0.99	(c)
Expenses, before expense reductions (%)	1.03	0.93	3.24	127.30	(c)(d)

Portfolio turnover rate (%)	70.65	79.29	51.36	58.90

Net assets at end of period (thousands)	$135,173	$106,906	$10,483	$31

(a)	Effective date of this class of shares was February 1, 2005.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report 27

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2008

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715, CLASS I - 885-215-632, CLASS R3 - 885-215-533, CLASS R4 - 885-215-277, CLASS R5 - 885-215-376

NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX, CLASS I - TVIFX, CLASS R3 - TVRFX, CLASS R4 - TVIRX, CLASS R5 - TVRRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/08

Energy	14.8%	Automobiles & Components	3.3%

Telecommunication Services	12.0%	Utilities	2.9%

Pharmaceuticals, Biotechnology & Life Sciences	11.0%	Banks	2.4%

Insurance	9.8%	Food, Beverage & Tobacco	1.9%

Media	7.7%	Materials	1.9%

Technology Hardware & Equipment	6.1%	Retailing	1.7%

Diversified Financials	5.9%	Transportation	1.3%

Software & Services	4.6%	Consumer Services	1.0%

Semiconductors & Semiconductor Equipment	3.8%	Food & Staples Retailing	0.8%

Health Care Equipment & Services	3.5%	Other Assets & Cash Equivalents	3.6%

	Shares/ Principal Amount	Value
COMMON STOCK — 95.09%

AUTOMOBILES & COMPONENTS — 3.30%
AUTOMOBILES — 3.30%
Toyota Motor Corp.(1)	2,963,200	$126,684,129

		126,684,129

BANKS — 2.40%
COMMERCIAL BANKS — 2.40%
Fifth Third Bancorp	2,794,027	33,248,921
U.S. Bancorp	1,636,648	58,952,061

		92,200,982

CONSUMER SERVICES — 1.01%
HOTELS, RESTAURANTS & LEISURE — 1.01%
Life Time Fitness, Inc.+	1,235,600	38,637,212

		38,637,212

28 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2008

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 5.61%
CAPITAL MARKETS — 2.19%
AllianceBernstein Holdings LP	450,954	$16,689,807
Goldman Sachs Group, Inc.	526,344	67,372,032
DIVERSIFIED FINANCIAL SERVICES — 3.42%
CIT Group, Inc.	2,103,400	14,639,664
Hong Kong Exchanges & Clearing Ltd.(1)	3,432,700	42,278,557
JPMorgan Chase & Co.	849,250	39,659,975
KKR Financial Holdings LLC	5,485,100	34,885,236

		215,525,271

ENERGY — 14.85%
ENERGY EQUIPMENT & SERVICES — 1.43%
Transocean, Inc.+	500,500	54,974,920
OIL, GAS & CONSUMABLE FUELS — 13.42%
Addax Petroleum Corp.	564,500	15,323,848
ConocoPhillips	1,961,300	143,665,225
Exxon Mobil Corp.	2,214,000	171,939,240
Marathon Oil Corp.	2,927,500	116,719,425
OAO Gazprom ADR	2,199,000	68,059,050

		570,681,708

FOOD & STAPLES RETAILING — 0.75%
FOOD & STAPLES RETAILING — 0.75%
Rite Aid Corp.+	34,525,652	29,001,548

		29,001,548

FOOD, BEVERAGE & TOBACCO — 1.92%
BEVERAGES — 1.92%
Dr. Pepper Snapple Group, Inc.+	2,779,941	73,612,838

		73,612,838

HEALTH CARE EQUIPMENT & SERVICES — 3.47%
HEALTH CARE EQUIPMENT & SUPPLIES — 2.08%
Varian Medical Services, Inc.+	1,399,600	79,959,148
HEALTH CARE TECHNOLOGY — 1.39%
Eclipsys Corp.+	2,543,140	53,278,783

		133,237,931

INSURANCE — 9.78%
INSURANCE — 9.78%
Ace Ltd.	2,233,441	120,896,161
Allstate Corp.	2,706,000	124,800,720
Cincinnati Financial Corp.	2,763,664	78,598,604
Hartford Financial Services Group	1,255,400	51,458,846

		375,754,331

MATERIALS — 1.87%
CHEMICALS — 1.87%
Praxair, Inc.	1,002,500	71,919,350

		71,919,350

Certified Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2008

	Shares/ Principal Amount	Value
MEDIA — 7.68%
MEDIA — 7.68%
Comcast Corp.	7,847,050	$154,743,826
DIRECTV Group, Inc.+	5,360,092	140,273,608

		295,017,434

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 10.98%
BIOTECHNOLOGY — 4.67%
Genentech, Inc.+	666,500	59,105,220
Gilead Sciences, Inc.+	2,637,800	120,230,924
PHARMACEUTICALS — 6.31%
Eli Lilly & Co.	3,089,443	136,028,175
Roche Holdings AG(1)	253,700	39,714,656
Teva Pharmaceutical Industries Ltd. ADR	1,462,236	66,955,787

		422,034,762

RETAILING — 1.71%
INTERNET & CATALOG RETAIL — 1.71%
Priceline.com, Inc.+	957,859	65,546,291

		65,546,291

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.81%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.81%
Intel Corp.	5,710,300	106,953,919
ON Semiconductor Corp.+	5,819,627	39,340,679

		146,294,598

SOFTWARE & SERVICES — 4.60%
INFORMATION TECHNOLOGY SERVICES — 1.13%
Paychex, Inc.	1,316,900	43,497,207
SOFTWARE — 3.47%
Microsoft Corp.	4,987,200	133,108,368

		176,605,575

TECHNOLOGY HARDWARE & EQUIPMENT — 6.17%
COMMUNICATIONS EQUIPMENT — 2.17%
Corning, Inc.	5,324,800	83,279,872
COMPUTERS & PERIPHERALS — 4.00%
Apple, Inc.+	301,850	34,308,271
Dell, Inc.+	7,261,800	119,674,464

		237,262,607

TELECOMMUNICATION SERVICES — 11.04%
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.63%
AT&T Inc.	5,200,000	145,184,000
France Telecom SA(1)	3,091,700	86,720,978
Level 3 Communications, Inc.+	22,656,400	61,172,280
WIRELESS TELECOMMUNICATION SERVICES — 3.41%
China Mobile Ltd.(1)	4,566,800	45,748,712
Crown Castle International Corp.+	2,951,850	85,515,095

		424,341,065

30 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	September 30, 2008

	Shares/ Principal Amount	Value
TRANSPORTATION — 1.29%
AIRLINES — 0.40%
JetBlue Airways Corp.+	3,097,500	$15,332,625
ROAD & RAIL — 0.89%
Hertz Global Holdings, Inc.+	4,537,016	34,345,211

		49,677,836

UTILITIES — 2.85%
ELECTRIC UTILITIES — 2.85%
Entergy Corp.	1,232,136	109,672,425

		109,672,425

TOTAL COMMON STOCK (Cost $ 4,359,932,493)		3,653,707,893

PREFERRED STOCK — 0.27%
DIVERSIFIED FINANCIAL SERVICES — 0.27%
DIVERSIFIED FINANCIAL SERVICES — 0.27%
CIT Group, Inc.	319,700	10,527,721

TOTAL PREFERRED STOCK (Cost $15,985,000)		10,527,721

CORPORATE BONDS — 1.01%
TELECOMMUNICATION SERVICES — 1.01%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.01%
Level 3 Financing, Inc., 9.25%, 11/1/2014	$51,489,000	38,874,195

TOTAL CORPORATE BONDS (Cost $42,403,368)		38,874,195

TOTAL INVESTMENTS — 96.37% (Cost $4,418,320,861)		$3,703,109,809

OTHER ASSETS LESS LIABILITIES — 3.63%		139,470,848

NET ASSETS — 100.00%		$3,842,580,657

Footnote Legend

+	Non-income producing
(1)	Security fair valued by independent pricing service on valuation date, September 30, 2008.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American	Depository Receipt

See notes to financial statements.

Certified Annual Report 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Value Fund

To the Trustees and Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 19, 2008

32 Certified Annual Report

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2008 and held until September 30, 2008.

	Beginning Account Value 3/31/08	Ending Account Value 9/30/08	Expenses Paid During Period† 3/31/08–9/30/08
Class A Shares
Actual	$1,000.00	$848.30	$5.97
Hypothetical*	$1,000.00	$1,018.54	$6.52
Class B Shares
Actual	$1,000.00	$845.10	$9.50
Hypothetical*	$1,000.00	$1,014.71	$10.37
Class C Shares
Actual	$1,000.00	$845.20	$9.39
Hypothetical*	$1,000.00	$1,014.83	$10.25
Class I Shares
Actual	$1,000.00	$850.00	$4.26
Hypothetical*	$1,000.00	$1,020.40	$4.65
Class R3 Shares
Actual	$1,000.00	$848.20	$6.24
Hypothetical*	$1,000.00	$1,018.25	$6.81
Class R4 Shares
Actual	$1,000.00	$848.70	$5.72
Hypothetical*	$1,000.00	$1,018.81	$6.25
Class R5 Shares
Actual	$1,000.00	$849.60	$4.61
Hypothetical*	$1,000.00	$1,020.02	$5.03

†	Expenses are equal to the annualized expense ratio for each class (A: 1.29%; B: 2.06%; C: 2.03%; I: 0.92%; R3: 1.35%; R4: 1.24%; and R5: 1.00%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report 33

INDEX COMPARISON

Thornburg Value Fund	September 30, 2008 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2008 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	(32.69)%	3.80%	5.69%	9.49%
B Shares (Incep: 4/3/00)	(33.20)%	3.58%	—	(0.31)%
C Shares (Incep: 10/2/95)	(30.66)%	3.97%	5.36%	9.03%
I Shares (Incep: 11/2/98)	(29.24)%	5.16%	—	5.47%
R3 Shares (Incep: 7/1/03)	(29.54)%	4.73%	—	4.84%
R4 Shares (Incep: 2/1/07)	(29.47)%	—	—	(15.08)%
R5 Shares (Incep: 2/1/05)	(29.30)%	—	—	2.54%
S&P 500 Index (Since: 10/2/95)	(21.98)%	5.17%	3.06%	7.31%

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

34 Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)
Garrett Thornburg, 62 Chairman of Trustees, Trustee since 1987(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO to 2007 and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).

Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 52 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 63 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 67 Chairman of Audit Committee, Trustee since 2000

Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).

None

Eliot R. Cutler, 62 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Beijing, China (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 59 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 54 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 49 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report 35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 45 Vice President since 1996, Treasurer since 2007(6)

Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.

Not applicable

William V. Fries, 69 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 41 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 38 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 37 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 45 Vice President since 1999

Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.

Not applicable

Brad Kinkelaar, 40 Vice President since 1999	Co-Portfolio Manager, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 38 Vice President since 2003

Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc., 2003–2004.

Not applicable

Leon Sandersfeld, 42 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 34 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 50 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 38 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

36 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Thomas Garcia, 37 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 37 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004.	Not applicable

Connor Browne, 29 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 34 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004.	Not applicable

Lewis Kaufman, 32 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

Christopher Ryon, 52 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 33 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 48 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP to 2007.	Not applicable

Jack Gardner, 54 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of fourteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fourteen Funds of the Trust. Each Trustee oversees the fourteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fourteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report 37

OTHER INFORMATION

Thornburg Value Fund	September 30, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2008, the Fund designates long-term capital gain dividends of $359,588,473.

For the tax year ended September 30, 2008, the Thornburg Value Fund designates 68.47% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

63.13% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2008 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of that information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to these events in view of the Fund’s investment objectives and policies.

38 Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2008 (Unaudited)

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s slightly lower investment performance for the second quarter of the current year and lower investment performance for the year to date and the 12 months ending with the second quarter relative to two broad based securities indices and a category of equity mutual funds selected by an independent mutual fund analyst firm, but observed that the Fund’s performance exceeded the performance of the indices in most of the nine most recent calendar years, that the Fund’s performance similarly exceeded the performance of the category in most of those years, and that the Fund’s relative performance in three, five and ten year periods ending with the second quarter fell within or close to the top quartile of the category. The Trustees also considered in this regard the Fund’s higher historical cumulative return relative to the Standard & Poor’s 500 Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the overall expense ratio of the Fund was comparable to the median and average expense ratios for the group of mutual funds assembled by an independent mutual fund analyst firm, that the management fee was somewhat higher than the average and median fee rates for the same group of funds, and that the difference between the fee rates was not significant in view of its degree and the other factors considered. The Trustees noted their previous observations respecting fees charged by the Advisor to other investment management clients, and their conclusion that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services required.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund’s assets increase, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report 39

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/ 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report. 43

Message from the CEO

October 15, 2008

Dear Shareholder:

We have all seen liquidation sales, when a retailer (or any other business) closes its doors and auctions off its assets. Though liquidation sales may be sad for the seller, these events often stir excitement among buyers. Seasoned shoppers – those who are knowledgeable about what the merchandise being liquidated “usually” costs – become particularly excited about finding and buying good-quality items at cut-rate prices. Rarely does someone else’s liquidation sale prompt us as consumers to liquidate our own holdings of clothing, appliances, housing or cars – even if we might have paid more for the same or similar assets in the recent past. On the contrary, consumers usually buy more – to the extent that they can come up with the cash. Liquidation sales are always for cash.

In recent weeks, we have witnessed many investors having exactly the opposite reaction to liquidation sales of financial assets – they are drawn to join the selling frenzy, rather than look for bargains to buy. The liquidation sales have been made by various holders of financial assets – investment banks, banks, hedge funds, investment funds, etc. These holders are either going out of business due to debt-leveraged capital structures, or are forced to shrink the sizes of their portfolios due to customer defections. (NOTE: Thornburg mutual funds have NO leverage. They are 100% funded by equity shares purchased by their shareholders.) It is strange to observe that many investors who hold diversified portfolios of financial assets suddenly feel a need to compete with the forced sellers in a crowded, noisy marketplace – thereby forcing prices even lower! But, that is exactly what has happened in early October of 2008.

We have been asked whether we have EVER seen this kind of environment before, with some questioners reminding that we are too young to have been managing investment portfolios during the 1930s. We were not around for the 1930s, but we HAVE experienced market meltdowns.

Consider the “Asian Debt Crisis” of 1997 and 1998. That environment included many of the same elements as the current macroeconomic environment in the United States:

•	Over-borrowing by banks and consumers;

•	Lenders withdrawing funds from burdened borrowers;

•	Clumsy governmental efforts to shore up weakened financial institutions and asset prices;

•	Declining stock and bond prices;

•	Frantic selling by unnerved owners of financial assets.

To quantify one financial benchmark, the KOSPI (Korean) Stock Index (see Exhibit 1) declined by more than 85% from .89246 to .19580 (expressed in $US) between June 14th 1997 and June 16th 1998.

The media reports about the financial problems facing the United States now are most negative. The 1997/98 stories about Asia were even worse. Consider the headlines shown on the following page regarding Korea from that period.

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Sound familiar? Some of the actors are new, but the current financial crisis is really a re-run of a “debt bubble” story we have seen several times in the past.

Investors ask, “Are we at the bottom yet?” Though there are many opinions about this, nobody really knows the answer. What we do know is that risk financial assets in the United States and throughout the world are cheaper than they usually are, because prices have declined sharply during 2008. By virtue of this cheapness, we believe that the probabilities of favorable financial outcomes for today’s buyers of significant financial assets are much improved compared to most times. We have the same belief for current holders of significant financial assets who resist the urge to sell.

Let’s return to the case of Korea and the KOSPI Index of leading Korean stocks from the time of the Asian debt crisis. Measured in $US, the KOSPI traded over the entire period from February 2007 to August 1, 2008 above 1.5 (see preceding Exhibit 1). It traded most of the last half of 2007 above 2! Do you appreciate stories of equity portfolios that increase in value by more than 5 times within a decade? In hindsight, everyone reading these words would probably have been DELIGHTED to have purchased the KOSPI Index at any price near its 1998 $US average of .29101, given the 2007 rise in value of this very same index to more than 1.5, and then more than 2! It wasn’t necessary to catch the absolute bottom (.19580) in order to have a very satisfactory investment outcome. And what company stocks were in the KOSPI Index, then and now? … utilities, banks, manufacturers, retailers, consumer goods producers, etc. These are IMPORTANT assets, not just abstractions. The equities of firms in the major U.S. market indices are also important financial assets, with significant intrinsic value.

In 1998, corrections from equity market bottoms happened VERY QUICKLY. Korea’s KOSPI Index gained 104% (from .22426 to .46515) between October 8th and December 31, 1998. In the U.S., the S&P 500 Index gained more than 28% over the same 84-day period.

Headlines from 1997–1998

“Despite a World Class Economy, A Nation Senses Decline,” The New York Times, 2/4/97

“For Decades, Easy Money Fueled Big Business in Asia. Now, Banks Are Sinking and a Huge Bill is Coming Due,” Business Week, 2/24/97

“Debt and Corruption Cases Take Toll On South Korea as Growth Slows,” The Washington Post, 4/20/97

“Government Extends Rescue Loan To Korea First Bank,” BBC, 9/5/97

“End of the ‘Asian Miracle’,” The Washington Post, 9/10/97

“South Korea’s Economic Crisis is Set to Get Worse,” International Herald Tribune, 11/6/97

“Asian Turmoil Strikes South Korea; Stocks Log Biggest One Day Drop; Tokyo, Hong Kong Also Hit,” The Washington Post, 11/8/97

“South Korea Yields to Bailout; GOP Lawmakers Raising Questions About Extent of U.S. Role in Rescue,” Dallas Morning News, 12/4/97

“Seoul Crisis Worsens As More Banks Close,” The New York Times, 12/11/97

“One Korean Certainty: No More Business as Usual,” The New York Times, 1/4/98

“In Hindsight, Signs of Asian Debt Crisis Appear Clear; Bank Loan Problems In 1996 Exposed Mountains of Debt, Shook Investor Confidence,” The Washington Post, 1/4/98

“Grim Assessment by U.N. of Asia Crisis,” The New York Times, 12/3/98

For investors who are not FORCED to sell financial assets today, it is probably best to avoid liquidating unnecessarily into a marketplace occupied by few buyers, many forced sellers, and rattled everyday investors who have become caught up in the drama. For investors who have a bit of cash, we believe it is wise to buy what the forced sellers (and their sympathizers) are selling today. The forced liquidations will run their course and the bargains associated with these liquidations will vanish.

Sincerely,

Brian McMahon

CEO and Chief Investment Officer

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

* This fund does not use the laddering strategy.

This page is not part of the Annual Report. 47

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH077

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2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Glossary

KOSPI Index – A comprehensive capitalization weighted index that tracks the continuous price performance of all common stocks listed on the Korea Stock Exchange.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point – A unit that is equal to 1/100th of 1%. A 1% change = 100 basis points (bps)

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg International Value Fund

CO-PORTFOLIO MANAGERS

Left to right: Lei Wang, CFA, Bill Fries, CFA, Wendy Trevisani

KEY PORTFOLIO ATTRIBUTES

As of 9/30/08

Portfolio P/E Trailing 12-months*	12.4x
Portfolio Price to Cash Flow*	2.0
Portfolio Price to Book Value*	2.4
Median Market Cap*	$29.1 B
7-Year Beta (A Shares vs. MSCI EAFE)*	0.92
Holdings	58

*	Source: FactSet

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expenses of Class A shares is 1.29%, as disclosed in the most recent Prospectus.

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation,

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED SEPTEMBER 30, 2008

	1 Yr	3 Yrs	5 Yrs	10 Yrs
A Shares (Incep: 5/28/98)
Without Sales Charge	(27.77)%	6.62%	13.27%	12.30%
With Sales Charge	(31.01)%	5.00%	12.24%	11.79%
MSCI EAFE Index
(Since: 5/28/98)	(30.50)%	1.12%	9.69%	5.02%

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through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers: its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 50–65 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR YEAR ENDED 9/30/08

Top Contributors	Top Detractors
Potash Corp. of Saskatchewan, Inc.	Nokia Corp.
Teva Pharmaceutical Industries Ltd.	Country Garden Holdings Co. Ltd.
Novartis AG	UBS Ag
Shiseido Co. Ltd.	Hong Kong Exchanges & Clearing Ltd.
China Life Insurance Co. Ltd.	Porsche Automobil Holding SE

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/08

TOP TEN HOLDINGS

As of 9/30/08

Teva Pharma Ind. Ltd. ADR	3.6%
Nestle SA	3.1%
AXA	3.0%
Novo Nordisk A/S	2.8%
Roche Holding AG	2.7%
Telefónica SA	2.6%
BNP Paribas	2.6%
Nintendo Co. Ltd.	2.5%
Rogers Communications, Inc.	2.3%
Standard Chartered plc	2.1%

BASKET STRUCTURE

As of 9/30/08

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Thornburg International Value Fund

September 30, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Wendy Trevisani Co-Portfolio Manager Lei Wang, CFA Co-Portfolio Manager

October 22, 2008

Dear Fellow Shareholder:

How the world has changed. A year ago we were reporting extraordinary performance that we are certain delighted shareholders, with a total return for fiscal 2007 of positive 40.64%. Today we are reporting very different results. For the fiscal year ended September 30, 2008, the Thornburg International Value Fund (Class A shares at NAV) recorded a total return of negative 27.77%, versus the negative 30.50% return of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index). While comfortably ahead of the index, negative absolute returns are always disappointing. Expectations earlier in the year that markets and companies around the world might be effectively adjusting to the stress in financial markets proved misplaced. Today, we worry about deflationary pressures while ongoing concern about inflation has not disappeared. The fear of global recession weighs more heavily on investors’ minds today than in recent memory. As markets tend to discount future events, it is possible that recessionary forces do not translate into continued declines in global markets. That is our hope.

Since the start of the 2008 fiscal year, trillions of dollars in equity value have vanished, from both company-specific liquidity crises and general market declines. Equity markets have been universally weak, with emerging markets reacting more violently than developed, largely due to the natural resource or export-dependent nature of many of these economies, and indigestion related to risk appetite. It is also worth noting that capital outflow has further exacerbated negative stock price performance.

Only a select number of stocks posted positive absolute returns for the year. Potash Corporation of Saskatchewan was up sharply, especially during the first half of the fiscal year. Consumer staples stocks such as Nestlé and Reckitt Benckiser held up relatively well, contributing to our overweight in the consistent earners basket.

Generally speaking, financial, commodity, and other economically sensitive issues performed poorly, especially late in the fiscal year. Additionally, Nokia, China Mobile and Vodafone were also among stocks negatively impacting

Certified Annual Report    7

Letter to Shareholders

Continued

performance. This was somewhat surprising to us given the historically defensive nature of the telecommunications business model. Less surprising was the negative contribution from emerging market related holdings. Country Garden, Hong Kong Exchange, Sberbank, Shinhan Financial and Gazprom were among the largest detractors. Financial holdings UBS and Lloyds TSB, and UK retailers Marks & Spencer and Next also contributed negatively. Essentially anything that touched the consumer, specifically in sensitive economies such as the United Kingdom, was penalized. In the cases where we felt there were company-specific fundamentals that could create headwinds to performance, holdings were either trimmed or eliminated during the year.

On a promising note, governments of the leading economies around the world are working to restore confidence in the global financial system. We are optimistic that these efforts will bear fruit, and that the actions taken thus far will work in the short term to restore stability to markets, and in the long run soften the economic adjustment that is essentially universal. At this writing, there is some indication of modest improvement in financial system liquidity. Although with less-than-perfect transparency and lack of detailed comprehension of a variety of financial assets and liabilities, confidence may be slow in returning to both the credit and stock markets.

Perhaps an ancient Chinese proverb is appropriate today: “Chaos begets the order of the universe.” In this challenging environment, we are focused on executing the investment philosophy and approach that has proven successful for us in the past. We continue to look for promising companies available at a discount to our view of their intrinsic value. The silver lining in the market anguish of the last year is that we have more opportunities. Stocks around the world are down sharply and valuations compare favorably with most historical measures. Though it is not obvious today, a few years down the road, our rearview mirror may reveal this period as a unique and unprecedented opportunity. Our investment philosophy is meant to foster success. Our comprehensive value approach is intended to provide a portfolio with a spectrum of opportunities as well as a diversification of risks. In our consistent earners basket, we own business models that we believe will prove more resilient than average in a tough economic environment. The other two baskets, basic value and emerging franchises, represent sound, cash-generating companies that should lead when global economies and markets eventually recover.

During periods of extreme volatility and economic uncertainty, share prices can stray from their underlying value as focus turns to macro themes and company-specific fundamentals are ignored. This type of environment is very attractive for value-oriented, bottom-up, fundamental investors. We have been presented with the opportunity to make investments in companies that we believe have great promise at extraordinary discounts to their underlying

8    Certified Annual Report

value. When earnings stabilize, visibility improves and confidence returns to the markets, these are the companies we would expect to lead the recovery. Although we are disappointed about recent returns, we retain a firm belief that our current portfolio will produce the investment results you expect from our stock selection philosophy and process.

To quote English poet Percy Shelley: “If winter comes, can spring be far behind?” Perhaps we should be reminded to retain confidence in these trying times. We thank you for your trust and confidence during this period of exceptional challenge.

We invite you to visit our web site at www.thornburg.com where you will find useful information on the Thornburg International Value Fund as well as our other funds and investment topics.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2008

ASSETS
Investments at value (cost $15,210,175,034) (Note 2)	$14,051,586,712
Cash	567,089,061
Cash denominated in foreign currency (cost $1,080,723)	1,081,941
Receivable for investments sold	37,050
Receivable for fund shares sold	51,061,453
Unrealized gain on forward exchange contracts (Note 7)	136,049,554
Dividends receivable	24,238,321
Foreign dividend tax reclaims receivable	10,395,861
Interest receivable	778,634
Prepaid expenses and other assets	102,698

Total Assets	14,842,421,285

LIABILITIES
Payable for securities purchased	38,528,125
Payable for fund shares redeemed	70,509,058
Unrealized loss on forward exchange contracts (Note 7)	20,463,982
Payable to investment advisor and other affiliates (Note 3)	12,960,074
Accounts payable and accrued expenses	7,965,965

Total Liabilities	150,427,204

NET ASSETS	$14,691,994,081

NET ASSETS CONSIST OF:
Undistributed net investment income	$17,441,994
Net unrealized depreciation on investments	(1,043,938,851)
Accumulated net realized gain (loss)	(824,807,596)
Net capital paid in on shares of beneficial interest	16,543,298,534

$14,691,994,081

10    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2008

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($5,510,069,953 applicable to 232,663,155 shares of beneficial interest outstanding - Note 4)	$23.68
Maximum sales charge, 4.50% of offering price	1.12

Maximum offering price per share	$24.80

Class B Shares:
Net asset value and offering price per share * ($98,540,612 applicable to 4,404,279 shares of beneficial interest outstanding - Note 4)	$22.37

Class C Shares:
Net asset value and offering price per share * ($1,852,184,998 applicable to 82,458,348 shares of beneficial interest outstanding - Note 4)	$22.46

Class I Shares:
Net asset value, offering and redemption price per share ($5,152,506,142 applicable to 213,129,957 shares of beneficial interest outstanding - Note 4)	$24.18

Class R3 Shares:
Net asset value, offering and redemption price per share ($902,149,574 applicable to 38,009,563 shares of beneficial interest outstanding - Note 4)	$23.73

Class R4 Shares:
Net asset value, offering and redemption price per share ($231,960,421 applicable to 9,827,540 shares of beneficial interest outstanding - Note 4)	$23.60

Class R5 Shares:
Net asset value, offering and redemption price per share ($944,582,381 applicable to 39,122,508 shares of beneficial interest outstanding - Note 4)	$24.14

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    11

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2008

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $44,679,125)	$418,270,791
Interest income	20,123,552

Total Income	438,394,343

EXPENSES:
Investment advisory fees (Note 3)	119,871,745
Administration fees (Note 3)
Class A Shares	9,022,006
Class B Shares	161,278
Class C Shares	2,946,216
Class I Shares	2,846,198
Class R3 Shares	1,314,102
Class R4 Shares	185,152
Class R5 Shares	396,504
Distribution and service fees (Note 3)
Class A Shares	18,024,018
Class B Shares	1,289,618
Class C Shares	23,562,566
Class R3 Shares	5,262,224
Class R4 Shares	369,021
Transfer agent fees
Class A Shares	11,576,270
Class B Shares	199,437
Class C Shares	2,987,815
Class I Shares	5,277,970
Class R3 Shares	2,673,072
Class R4 Shares	375,453
Class R5 Shares	1,659,892
Registration and filing fees
Class A Shares	256,410
Class B Shares	28,382
Class C Shares	96,502
Class I Shares	344,588
Class R3 Shares	27,379
Class R4 Shares	46,902
Class R5 Shares	35,352
Custodian fees (Note 3)	5,601,955
Professional fees	352,247
Accounting fees	541,050
Trustee fees	308,540
Other expenses	2,303,450

Total Expenses	219,943,314

Less:
Expenses reimbursed by investment advisor (Note 3)	(2,169,996)
Fees paid indirectly (Note 3)	(258,155)

Net Expenses	217,515,163

Net Investment Income	$220,879,180

12    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2008

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(665,991,923)
Foreign currency transactions	(142,944,498)

(808,936,421)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,056,259,214)
Foreign currency translation	108,283,449

(4,947,975,765)

Net Realized and Unrealized Loss	(5,756,912,186)

Net Decrease in Net Assets Resulting From Operations	$(5,536,033,006)

See notes to financial statements.

Certified Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

  Thornburg International Value Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$220,879,180	$103,966,190
Net realized gain (loss) on investments and foreign currency transactions	(808,936,421)	1,428,445,088
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(4,947,975,765)	2,536,203,304

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,536,033,006)	4,068,614,582

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(75,245,625)	(51,935,263)
Class B Shares	(664,681)	(290,064)
Class C Shares	(13,733,669)	(5,990,504)
Class I Shares	(86,528,884)	(49,998,965)
Class R3 Shares	(10,260,007)	(5,881,366)
Class R4 Shares	(2,772,322)	(152,359)
Class R5 Shares	(13,817,161)	(3,086,424)
From realized gains
Class A Shares	(600,769,404)	(108,430,244)
Class B Shares	(11,739,966)	(2,187,195)
Class C Shares	(203,158,109)	(34,058,224)
Class I Shares	(426,254,876)	(53,149,660)
Class R3 Shares	(85,519,217)	(12,229,262)
Class R4 Shares	(4,805,028)	—
Class R5 Shares	(39,612,380)	(1,466,007)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	1,289,526,844	1,139,200,293
Class B Shares	15,813,625	19,169,835
Class C Shares	509,105,066	466,723,398
Class I Shares	2,388,464,998	1,923,676,047
Class R3 Shares	349,026,118	317,048,006
Class R4 Shares	262,833,310	36,735,755
Class R5 Shares	844,102,498	338,549,227

Net Increase (Decrease) in Net Assets	(1,452,041,876)	7,980,861,606

NET ASSETS:
Beginning of year	16,144,035,957	8,163,174,351

End of year	$14,691,994,081	$16,144,035,957

Undistributed net investment income	$17,441,994	$5,460,264

See notes to financial statements.

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2008

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Any debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances, using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2008

be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Foreign currency translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2008

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,815,686 for Class R3 shares, $229,329 for Class R4 shares, and $124,981 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2008, the Distributor has advised the Fund that it earned net commissions aggregating $1,006,548 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $580,010 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2008, fees paid indirectly were $258,155.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	108,956,029	$3,391,672,055	88,417,092	$2,708,357,987
Shares issued to shareholders in reinvestment of dividends	18,277,901	582,600,796	4,398,998	126,296,864
Shares repurchased	(91,613,103)	(2,684,825,344)	(56,529,130)	(1,695,490,555)
Redemption fees received**	—	79,337	—	35,997

Net Increase (Decrease)	35,620,827	$1,289,526,844	36,286,960	$1,139,200,293

Class B Shares
Shares sold	839,348	$25,311,160	900,271	$26,066,084
Shares issued to shareholders in reinvestment of dividends	287,761	8,760,191	66,554	1,752,230
Shares repurchased	(669,684)	(18,259,141)	(295,251)	(8,649,193)
Redemption fees received**	—	1,415	—	714

Net Increase (Decrease)	457,425	$15,813,625	671,574	$19,169,835

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2008

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	27,283,818	$819,809,729	22,218,387	$645,166,990
Shares issued to shareholders in reinvestment of dividends	4,272,790	130,242,728	871,513	23,106,077
Shares repurchased	(16,133,810)	(440,973,314)	(6,906,854)	(201,561,323)
Redemption fees received**	—	25,923	—	11,654

Net Increase (Decrease)	15,422,798	$509,105,066	16,183,046	$466,723,398

Class I Shares
Shares sold	114,796,742	$3,562,363,852	80,379,355	$2,448,318,070
Shares issued to shareholders in reinvestment of dividends	10,634,700	342,652,908	2,384,953	71,218,240
Shares repurchased	(51,339,452)	(1,516,614,397)	(19,106,830)	(595,884,029)
Redemption fees received**	—	62,635	—	23,766

Net Increase (Decrease)	74,091,990	$2,388,464,998	63,657,478	$1,923,676,047

Class R3 Shares
Shares sold	22,845,687	$711,229,882	17,797,234	$542,413,469
Shares issued to shareholders in reinvestment of dividends	2,601,406	82,998,888	540,505	15,509,752
Shares repurchased	(14,653,445)	(445,214,207)	(7,865,942)	(240,879,799)
Redemption fees received**	—	11,555	—	4,584

Net Increase (Decrease)	10,793,648	$349,026,118	10,471,797	$317,048,006

Class R4 Shares*
Shares sold	10,423,276	$310,505,054	1,119,583	$37,786,085
Shares issued to shareholders in reinvestment of dividends	199,073	6,047,020	3,999	139,613
Shares repurchased	(1,883,686)	(53,720,408)	(34,705)	(1,189,970)
Redemption fees received**	—	1,644	—	27

Net Increase (Decrease)	8,738,663	$262,833,310	1,088,877	$36,735,755

Class R5 Shares
Shares sold	33,390,724	$1,036,104,971	11,580,206	$374,139,434
Shares issued to shareholders in reinvestment of dividends	1,568,885	49,576,729	140,876	4,458,789
Shares repurchased	(8,111,555)	(241,587,993)	(1,252,025)	(40,050,137)
Redemption fees received**	—	8,791	—	1,141

Net Increase (Decrease)	26,848,054	$844,102,498	10,469,057	$338,549,227

*	Effective date of Class R4 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2008

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $8,455,371,263 and $4,531,762,118, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$15,210,175,034

Gross unrealized appreciation on a tax basis	$1,272,722,619
Gross unrealized depreciation on a tax basis	(2,431,310,941)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(1,158,588,322)

Distributable earnings - ordinary income	$23,276,524

At September 30, 2008, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2007 of $5,830,128 and $709,222,026 respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2009.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $5,875,101 and decreased accumulated net realized investment loss by $5,875,101. This reclassification has no impact on the net asset value of the Fund. Reclassification resulted primarily from currency gains/losses.

The tax character of distributions paid during the year ended September 30, 2008, and September 30, 2007, was as follows:

	2008	2007
Distributions from:
Ordinary income	$874,665,689	$136,409,922
Capital gains	700,215,640	192,445,615

Total	$1,574,881,329	$328,855,537

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:

Contract description	Buy/Sell	Contract Amount	Contract Value Date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Dollar	Sell	502,213,000	12/19/08	$770,881,889	$61,569,696	$—
Euro Dollar	Sell	260,785,000	12/19/08	380,480,099	12,154,349	—
Euro Dollar	Sell	916,086,500	12/19/08	1,309,509,008	15,652,968	—
Euro Dollar	Buy	303,354,500	12/19/08	428,567,103	—	(117,331)
Great Britain Pound	Sell	82,325,000	12/29/08	159,018,147	12,248,594	—
Great Britain Pound	Sell	255,847,000	12/29/08	449,326,177	—	(6,799,541)
Mexican Peso	Sell	6,600,000,000	12/08/08	623,317,750	24,921,662	—
Mexican Peso	Buy	506,500,000	12/08/08	46,268,384	—	(346,018)
Mexican Peso	Buy	860,000,000	12/08/08	81,822,160	—	(3,849,337)
Mexican Peso	Buy	1,275,000,000	12/08/08	124,951,000	—	(9,351,755)
Swiss Franc	Sell	155,526,000	12/23/08	148,932,747	9,502,285	—

Total unrealized appreciation (depreciation) from forward exchange contracts					$136,049,554	$(20,463,982)

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2008

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosure about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating the impact, if any, that the adoption of FAS 157 will have on the Fund’s financial statements and related disclosures.

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4:

In September 2008, the Financial Accounting Standards Board issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP 133-1”). FSP 133-1 is effective for any financial report ending after November 15, 2008. FSP 133-1 amends each of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require certain additional disclosures by the sellers of credit derivatives and guarantees. FSP 133-1 also clarifies the effective date of FAS 161. Management is evaluating the impact, if any, that the adoption of FSP 133-1 will have on the Fund’s financial statements and related disclosures.

20    Certified Annual Report

FINANCIAL HIGHLIGHTS

  Thornburg International Value Fund

	Year Ended September 30,
Class A Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$36.09	$26.51	$22.80	$18.18	$14.95

Income from investment operations:
Net investment income (loss)	0.37	0.27	0.32	0.18	0.15
Net realized and unrealized gain (loss) on investments	(9.59)	10.25	4.00	4.63	3.08
Total from investment operations	(9.22)	10.52	4.32	4.81	3.23

Less dividends from:
Net investment income	(0.31)	(0.29)	(0.21)	(0.19)	—
Net realized gains	(2.88)	(0.65)	(0.40)	—	—
Total dividends	(3.19)	(0.94)	(0.61)	(0.19)	—

Change in net asset value	(12.41)	9.58	3.71	4.62	3.23

NET ASSET VALUE, end of year	$23.68	$36.09	$26.51	$22.80	$18.18

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(27.77)	40.64	19.30	26.51	21.61
Ratios to average net assets:
Net investment income (loss) (%)	1.23	0.88	1.25	0.87	0.88
Expenses, after expense reductions (%)	1.28	1.29	1.33	1.44	1.49
Expenses, after expense reductions and net of custody credits (%)	1.28	1.29	1.33	1.44	1.49
Expenses, before expense reductions (%)	1.28	1.29	1.33	1.44	1.51

Portfolio turnover rate (%)	27.31	64.77	36.58	34.17	35.84

Net assets at end of year (thousands)	$5,510,070	$7,111,205	$4,261,892	$2,205,924	$948,631

(a)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,
Class B Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$34.33	$25.28	$21.82	$17.39	$14.43

Income from investment operations:
Net investment income (loss)	0.13	0.03	0.11	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(9.06)	9.75	3.81	4.44	2.98
Total from investment operations	(8.93)	9.78	3.92	4.45	2.96

Less dividends from:
Net investment income	(0.15)	(0.08)	(0.06)	(0.02)	—
Net realized gains	(2.88)	(0.65)	(0.40)	—	—
Total dividends	(3.03)	(0.73)	(0.46)	(0.02)	—

Change in net asset value	(11.96)	9.05	3.46	4.43	2.96

NET ASSET VALUE, end of year	$22.37	$34.33	$25.28	$21.82	$17.39

RATIOS/SUPPLEMENTAL DATA

Total return (%)	(28.33)	39.55	18.32	25.59	20.51
Ratios to average net assets:
Net investment income (loss) (%)	0.44	0.11	0.44	0.04	(0.12)
Expenses, after expense reductions (%)	2.04	2.06	2.13	2.26	2.36
Expenses, after expense reductions and net of custody credits (%)	2.04	2.06	2.13	2.25	2.36
Expenses, before expense reductions (%)	2.04	2.06	2.13	2.27	2.42

Portfolio turnover rate (%)	27.31	64.77	36.58	34.17	35.84

Net assets at end of year (thousands)	$98,541	$135,486	$82,799	$47,306	$22,181

+	Based on weighted average shares outstanding.

See notes to financial statements.

22    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,
Class C Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$34.45	$25.37	$21.89	$17.46	$14.47

Income from investment operations:
Net investment income (loss)	0.15	0.05	0.13	0.03	0.01
Net realized and unrealized gain (loss) on investments	(9.10)	9.78	3.82	4.45	2.98
Total from investment operations	(8.95)	9.83	3.95	4.48	2.99

Less dividends from:
Net investment income	(0.16)	(0.10)	(0.07)	(0.05)	—
Net realized gains	(2.88)	(0.65)	(0.40)	—	—
Total dividends	(3.04)	(0.75)	(0.47)	(0.05)	—

Change in net asset value	(11.99)	9.08	3.48	4.43	2.99

NET ASSET VALUE, end of year	$22.46	$34.45	$25.37	$21.89	$17.46

RATIOS/SUPPLEMENTAL DATA

Total return (%)	(28.28)	39.63	18.41	25.65	20.66
Ratios to average net assets:
Net investment income (loss) (%)	0.50	0.17	0.55	0.16	0.04
Expenses, after expense reductions (%)	2.00	2.01	2.06	2.16	2.26
Expenses, after expense reductions and net of custody credits (%)	2.00	2.01	2.05	2.15	2.26
Expenses, before expense reductions (%)	2.00	2.01	2.06	2.16	2.26

Portfolio turnover rate (%)	27.31	64.77	36.58	34.17	35.84

Net assets at end of year (thousands)	$1,852,185	$2,309,487	$1,290,250	$635,833	$243,955

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,
Class I Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$36.77	$26.99	$23.19	$18.48	$15.13

Income from investment operations:
Net investment income (loss)	0.51	0.41	0.43	0.28	0.24
Net realized and unrealized gain (loss) on investments	(9.79)	10.42	4.06	4.72	3.11
Total from investment operations	(9.28)	10.83	4.49	5.00	3.35

Less dividends from:
Net investment income	(0.43)	(0.40)	(0.29)	(0.29)	—
Net realized gains	(2.88)	(0.65)	(0.40)	—	—
Total dividends	(3.31)	(1.05)	(0.69)	(0.29)	—

Change in net asset value	(12.59)	9.78	3.80	4.71	3.35

NET ASSET VALUE, end of year	$24.18	$36.77	$26.99	$23.19	$18.48

RATIOS/SUPPLEMENTAL DATA

Total return (%)	(27.45)	41.17	19.76	27.15	22.14
Ratios to average net assets:
Net investment income (loss) (%)	1.64	1.32	1.67	1.32	1.35
Expenses, after expense reductions (%)	0.89	0.90	0.94	0.99	0.99
Expenses, after expense reductions and net of custody credits (%)	0.89	0.90	0.94	0.99	0.99
Expenses, before expense reductions (%)	0.89	0.90	0.94	1.02	1.11

Portfolio turnover rate (%)	27.31	64.77	36.58	34.17	35.84

Net assets at end of year (thousands)	$5,152,506	$5,113,109	$2,034,453	$892,216	$293,583

+	Based on weighted average shares outstanding.

See notes to financial statements.

24    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,
Class R3 Shares:	2008	2007	2006	2005	2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$36.18	$26.58	$22.88	$18.28	$15.01

Income from investment operations:
Net investment income (loss)	0.33	0.23	0.33	0.21	0.19
Net realized and unrealized gain (loss) on investments	(9.63)	10.26	3.97	4.63	3.08
Total from investment operations	(9.30)	10.49	4.30	4.84	3.27

Less dividends from:
Net investment income	(0.27)	(0.24)	(0.20)	(0.24)	—
Net realized gains	(2.88)	(0.65)	(0.40)	—	—
Total dividends	(3.15)	(0.89)	(0.60)	(0.24)	—

Change in net asset value	(12.45)	9.60	3.70	4.60	3.27

NET ASSET VALUE, end of year	$23.73	$36.18	$26.58	$22.88	$18.28

RATIOS/SUPPLEMENTAL DATA

Total return (%)	(27.90)	40.43	19.15	26.54	21.79
Ratios to average net assets:
Net investment income (loss) (%)	1.07	0.75	1.29	0.99	1.08
Expenses, after expense reductions (%)	1.45	1.45	1.45	1.45	1.45
Expenses, after expense reductions and net of custody credits (%)	1.45	1.45	1.45	1.45	1.45
Expenses, before expense reductions (%)	1.62	1.61	1.61	1.72	2.42

Portfolio turnover rate (%)	27.31	64.77	36.58	34.17	35.84

Net assets at end of year (thousands)	$902,150	$984,587	$445,081	$118,436	$11,207

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

Class R4 Shares:	Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$36.02	$28.86

Income from investment operations:
Net investment income (loss)	0.44	0.09
Net realized and unrealized gain (loss) on investments	(9.62)	7.36
Total from investment operations	(9.18)	7.45

Less dividends from:
Net investment income	(0.36)	(0.29)
Net realized gains	(2.88)	—
Total dividends	(3.24)	(0.29)

Change in net asset value	(12.42)	7.16

NET ASSET VALUE, end of period	$23.60	$36.02

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(27.73)	25.90
Ratios to average net assets:
Net investment income (loss) (%)	1.51	0.42	(c)
Expenses, after expense reductions (%)	1.25	1.25	(c)
Expenses, after expense reductions and net of custody credits (%)	1.25	1.25	(c)
Expenses, before expense reductions (%)	1.40	1.70	(c)

Portfolio turnover rate (%)	27.31	64.77

Net assets at end of period (thousands)	$231,960	$39,217

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,			Period Ended September 30, 2005(a)
Class R5 Shares:	2008	2007	2006
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$36.74	$26.97	$23.18	$20.37

Income from investment operations:
Net investment income (loss)	0.50	0.43	0.45	0.16
Net realized and unrealized gain (loss) on investments	(9.81)	10.39	4.03	2.84
Total from investment operations	(9.31)	10.82	4.48	3.00

Less dividends from:
Net investment income	(0.41)	(0.40)	(0.29)	(0.19)
Net realized gains	(2.88)	(0.65)	(0.40)	—
Total dividends	(3.29)	(1.05)	(0.69)	(0.19)

Change in net asset value	(12.60)	9.77	3.79	2.81

NET ASSET VALUE, end of period	$24.14	$36.74	$26.97	$23.18

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(27.54)	41.13	19.72	14.72
Ratios to average net assets:
Net investment income (loss) (%)	1.65	1.33	1.76	1.10	(c)
Expenses, after expense reductions (%)	0.99	0.94	0.95	1.00	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	0.94	0.95	0.99	(c)
Expenses, before expense reductions (%)	1.01	0.95	0.96	2.13	(c)

Portfolio turnover rate (%)	27.31	64.77	36.58	34.17

Net assets at end of period (thousands)	$944,582	$450,944	$48,699	$14,458

(a)	Effective date of this class of shares was February 1, 2005.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    27

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2008

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640, CLASS I - 885-215-566, CLASS R3 - 885-215-525, CLASS R4 - 815-215-269, CLASS R5 - 885-215-368

NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX, CLASS R3 - TGVRX, CLASS R4 - THVRX, CLASS R5 - TIVRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/08

Telecommunication Services	12.4%	Consumer Services	2.3%
Pharmaceuticals, Biotechnology & Life Sciences	10.5%	Retailing	2.2%
Food, Beverage & Tobacco	8.3%	Consumer Durables & Apparel	2.1%
Banks	7.6%	Household & Personal Products	1.9%
Energy	7.3%	Transportation	1.9%
Insurance	6.6%	Food & Staples Retailing	1.2%
Software & Services	6.1%	Health Care Equipment & Services	1.1%
Capital Goods	4.8%	Diversified Financials	0.9%
Materials	4.3%	Semiconductors & Semiconductor Equipment	0.6%
Utilities	4.1%	Real Estate	0.3%
Automobiles & Components	3.5%	Other Assets & Cash Equivalents	7.0%
Technology Hardware & Equipment	3.0%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/08 (percent of equity holdings)

France	13.3%	China	5.6%	Netherlands	2.3%
UK	12.9%	Finland	4.4%	Sweden	2.0%
Switzerland	11.4%	Israel	3.9%	Brazil	1.8%
Canada	8.7%	Mexico	3.0%	Turkey	1.0%
Japan	8.0%	Spain	2.8%	Hong Kong	1.0%
Denmark	6.1%	Russia	2.7%	Australia	0.9%
Germany	5.6%	Greece	2.6%

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2008

	Shares/ Principal Amount	Value
COMMON STOCK — 92.92%
AUTOMOBILES & COMPONENTS — 3.45%
AUTOMOBILES — 3.45%
Porsche Automobil Holding SE+(1)	1,867,475	$202,509,564
Toyota Motor Corp.(1)	7,129,400	304,799,485

		507,309,049

BANKS — 7.63%
COMMERCIAL BANKS — 7.63%
BNP Paribas(1)	3,939,100	376,016,671
China Merchants Bank Co., Ltd.(1)	64,511,903	155,789,452
National Bank of Greece SA(1)	6,737,537	273,035,783
Standard Chartered plc+(1)	12,828,123	315,642,886

		1,120,484,792

CAPITAL GOODS — 4.75%
AEROSPACE & DEFENSE — 0.97%
Empresa Brasileira de Aeronautica SA ADR	5,302,345	143,216,338
ELECTRICAL EQUIPMENT — 0.94%
Vestas Wind Systems A/S+(1)	1,581,585	138,048,391
MACHINERY — 2.84%
Fanuc Ltd.(1)	3,174,800	238,845,951
Komatsu Ltd.(1)	10,892,655	178,329,111

		698,439,791

CONSUMER DURABLES & APPAREL — 2.07%
TEXTILES, APPAREL & LUXURY GOODS — 2.07%
LVMH Moet Hennessy Louis Vuitton SA(1)	3,457,596	303,555,096

		303,555,096

CONSUMER SERVICES — 2.34%
HOTELS, RESTAURANTS & LEISURE — 2.34%
Carnival plc(1)	8,974,400	267,482,710
OPAP SA(1)	2,473,530	75,922,716

		343,405,426

DIVERSIFIED FINANCIALS — 0.92%
DIVERSIFIED FINANCIAL SERVICES — 0.92%
Hong Kong Exchanges & Clearing Ltd.(1)	10,980,200	135,236,697

		135,236,697

ENERGY — 7.31%
ENERGY EQUIPMENT & SERVICES — 2.12%
Schlumberger Ltd.	3,982,800	311,016,852
OIL, GAS & CONSUMABLE FUELS — 5.19%
Canadian Natural Resources Ltd.	3,884,200	266,428,565
Canadian Oil Sands Trust	1,963,700	71,517,982
Nexen, Inc.	2,293,500	53,229,457
OAO Gazprom ADR	7,239,103	224,060,707
Rosneft Oil Company(1)	21,365,050	147,866,400

		1,074,119,963

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2008

	Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 1.15%
FOOD & STAPLES RETAILING — 1.15%
Wal-Mart de Mexico SAB de C.V.	48,287,300	$169,103,789

		169,103,789

FOOD, BEVERAGE & TOBACCO — 8.28%
BEVERAGES — 3.04%
Carlsberg A/S Class B(1)	3,662,200	279,218,426
Sabmiller plc(1)	8,615,750	168,219,633
FOOD PRODUCTS — 5.24%
Groupe Danone(1)	4,361,800	309,390,671
Nestle SA(1)	10,646,000	460,093,548

		1,216,922,278

HEALTH CARE EQUIPMENT & SERVICES — 1.07%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.07%
Smith & Nephew plc(1)	14,823,325	156,555,629

		156,555,629

HOUSEHOLD & PERSONAL PRODUCTS — 1.93%
HOUSEHOLD PRODUCTS — 1.93%
Reckitt Benckiser plc(1)	5,846,430	283,463,448

		283,463,448

INSURANCE — 6.58%
INSURANCE — 6.58%
AXA(1)	13,469,100	440,902,492
China Life Insurance Co.(1)	83,682,000	311,745,246
Swiss Re(1)	3,858,711	214,179,518

		966,827,256

MATERIALS — 4.28%
CHEMICALS — 3.46%
Air Liquide SA(1)	1,615,421	177,509,429
Givaudan SA(1)	177,329	148,114,923
Potash Corp. of Saskatchewan, Inc.	1,386,800	183,071,468
METALS & MINING — 0.82%
BHP Billiton Ltd.(1)	4,614,340	119,375,794

		628,071,614

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 10.46%
PHARMACEUTICALS — 10.46%
Novartis AG(1)	3,792,665	199,682,038
Novo Nordisk A/S(1)	7,970,350	413,200,868
Roche Holding AG(1)	2,522,800	394,923,665
Teva Pharmaceutical Industries Ltd. ADR	11,542,900	528,549,391

		1,536,355,962

REAL ESTATE — 0.30%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.30%
Country Garden Holdings Co.(1)	140,604,300	44,672,814

		44,672,814

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2008

	Shares/ Principal Amount	Value
RETAILING — 2.17%
MULTILINE RETAIL — 0.31%
Next plc(1)	2,457,534	$45,312,602
SPECIALTY RETAIL — 1.86%
Hennes & Mauritz AB(1)	6,663,487	272,841,785

		318,154,387

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.60%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.60%
Arm Holdings plc(1)	50,986,100	88,602,599

		88,602,599

SOFTWARE & SERVICES — 6.15%
INFORMATION TECHNOLOGY SERVICES — 0.72%
Redecard SA	8,091,900	105,799,817
SOFTWARE — 5.43%
Amdocs Ltd.+	6,593,900	180,540,982
Nintendo Co. Ltd.(1)	863,131	366,117,503
Sap AG(1)	4,708,494	250,769,305

		903,227,607

TECHNOLOGY HARDWARE & EQUIPMENT — 3.03%
COMMUNICATIONS EQUIPMENT — 2.09%
Nokia Oyj(1)	16,481,900	307,411,052
COMPUTERS & PERIPHERALS — 0.94%
Logitech International SA+(1)	6,057,621	138,276,116

		445,687,168

TELECOMMUNICATION SERVICES — 12.43%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.11%
France Telecom SA(1)	7,895,275	221,459,380
Telefónica SA(1)	16,058,400	381,829,555
WIRELESS TELECOMMUNICATION SERVICES — 8.32%
América Móvil SAB de C.V. ADR	5,173,344	239,836,228
China Mobile Ltd.(1)	25,144,172	251,886,112
Rogers Communications, Inc.	10,259,100	332,764,042
Turkcell(1)	25,027,800	139,213,673
Vodafone Group plc ADR	11,719,483	259,000,574

		1,825,989,564

TRANSPORTATION — 1.91%
ROAD & RAIL — 1.91%
Canadian National Railway Co.	5,889,800	281,027,995

		281,027,995

UTILITIES — 4.11%
ELECTRIC UTILITIES — 4.11%
E. ON AG+(1)	6,177,001	310,930,947
Fortum Oyj(1)	8,739,252	293,282,841

		604,213,788

TOTAL COMMON STOCK (Cost $14,810,015,034)		13,651,426,712

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2008

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 2.72%
General Electric Co., 2.15%, 10/1/2008	$300,000,000	$300,000,000
Lehigh County Pennsylvania (Muhlenberg College; LOC: Bank of America) (weekly demand note) put 10/7/2008, 7.50%, 11/1/2037	16,500,000	16,500,000
Massachusetts State Health & Education Facilities (Essex Museum; LOC: Bank of America) (weekly demand note) put 10/7/2008, 7.20%, 7/1/2033	14,525,000	14,525,000
Palm Beach County Florida (St. Andrews School; LOC: Bank of America) (weekly demand note) put 10/7/2008, 7.25%, 10/1/2028	13,275,000	13,275,000
South Fulton Georgia Municipal Water & Sewer Authority (weekly demand note) put 10/7/2008, 7.25%, 1/1/2033	14,755,000	14,755,000
Triborough Bridge & Tunnel Authority New York (weekly demand note) put 10/7/2008, 10.00%, 1/1/2033	41,105,000	41,105,000

TOTAL SHORT TERM INVESTMENTS (Cost $400,160,000)		400,160,000

TOTAL INVESTMENTS — 95.64% (Cost $15,210,175,034)		$14,051,586,712

OTHER ASSETS LESS LIABILITIES — 4.36%		640,407,369

NET ASSETS — 100.00%		$14,691,994,081

Footnote Legend

+	Non-income producing
(1)	Security fair valued by independent pricing service on valuation date, September 30, 2008.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American Depository Receipt

LOC Letter of Credit

See notes to financial statements.

32    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  Thornburg International Value Fund

To the Trustees and Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 19, 2008

Certified Annual Report    33

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2008 and held until September 30, 2008.

	Beginning Account Value 3/31/08	Ending Account Value 9/30/08	Expenses Paid During Period† 3/31/08–9/30/08
Class A Shares
Actual	$1,000.00	$807.80	$5.94
Hypothetical*	$1,000.00	$1,018.43	$6.63

Class B Shares
Actual	$1,000.00	$804.80	$9.37
Hypothetical*	$1,000.00	$1,014.61	$10.46

Class C Shares
Actual	$1,000.00	$805.00	$9.14
Hypothetical*	$1,000.00	$1,014.87	$10.20

Class I Shares
Actual	$1,000.00	$809.80	$4.11
Hypothetical*	$1,000.00	$1,020.46	$4.59

Class R3 Shares
Actual	$1,000.00	$807.40	$6.55
Hypothetical*	$1,000.00	$1,017.75	$7.31

Class R4 Shares
Actual	$1,000.00	$808.10	$5.68
Hypothetical*	$1,000.00	$1,018.72	$6.34

Class R5 Shares
Actual	$1,000.00	$808.80	$4.78
Hypothetical*	$1,000.00	$1,019.72	$5.33

†	Expenses are equal to the annualized expense ratio for each class (A: 1.31%; B: 2.08%; C: 2.03%; I: 0.91%; R3: 1.45%; R4: 1.26%; and R5: 1.06%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34    Certified Annual Report

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (May 28, 1998 to September 30, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2008 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 5/28/98)	(31.01)%	12.24%	11.79%	9.28%
B Shares (Incep: 4/3/00)	(31.59)%	12.11%	—	5.82%
C Shares (Incep: 5/28/98)	(28.93)%	12.45%	11.39%	8.87%
I Shares (Incep: 3/30/01)	(27.45)%	13.75%	—	9.58%
R3 Shares (Incep: 7/1/03)	(27.90)%	13.20%	—	14.69%
R4 Shares (Incep: 2/1/07)	(27.73)%	—	—	(5.53)%
R5 Shares (Incep: 2/1/05)	(27.54)%	—	—	9.72%
MSCI EAFE Index (Since: 5/28/98)	(30.50)%	9.69%	5.02%	3.39%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report    35

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 62 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO to 2007 and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 52 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 63 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 67 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 62 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Beijing, China (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 59 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 54 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 49 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

36    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 45 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 69 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 41 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 38 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 37 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 45 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 40 Vice President since 1999	Co-Portfolio Manager, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 38 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 42 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 34 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 50 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 38 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Thomas Garcia, 37 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 37 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004.	Not applicable

Connor Browne, 29 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 34 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004.	Not applicable

Lewis Kaufman, 32 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

Christopher Ryon, 52 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 33 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 48 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP to 2007.	Not applicable

Jack Gardner, 54 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of fourteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fourteen Funds of the Trust. Each Trustee oversees the fourteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fourteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

38    Certified Annual Report

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2008, the Fund designates long-term capital gain dividends of $700,215,640.

For the tax year ended September 30, 2008, the Thornburg International Value Fund designates 49.26% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended September 30, 2008, foreign taxes paid and foreign source income is $43,992,633 and $453,925,405, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

Please note that the above information is provided to satisfy Internal Revenue Code notification requirements. Foreign tax information will be provided with your 2008 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan their evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions from the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports throughout the year from the Advisor. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s investment performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time relative to a category of “foreign large blend” mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to these events in view of the Fund’s investment objectives and policies.

Certified Annual Report    39

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2008 (Unaudited)

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s lower investment performance for the second quarter of the current year and for the year to date relative to two broad-based securities indices and the category of foreign large blend equity mutual funds selected by an independent mutual fund analyst firm, but observed that the Fund’s performance exceeded the performance of the indices in most of the recent eight calendar years and also exceeded the performance of the category in each of those years, and that the Fund’s relative performance in one, three, five and ten year periods fell in or close to the top decile of the fund category. The Trustees also considered in this regard the Fund’s higher cumulative return since the Fund’s inception relative to the Morgan Stanley Capital International Europe, Australasia and Far East Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of fees, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor to the Fund was somewhat lower than the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio also was somewhat lower than the average and median expense ratios for the same fund group. The Trustees noted their previous observations respecting fees charged by the Advisor to other investment management clients, and their conclusion that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the advisory agreement’s breakpoint fee structure and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

40    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Message from the CEO

October 15, 2008

Dear Shareholder:

We have all seen liquidation sales, when a retailer (or any other business) closes its doors and auctions off its assets. Though liquidation sales may be sad for the seller, these events often stir excitement among buyers. Seasoned shoppers – those who are knowledgeable about what the merchandise being liquidated “usually” costs – become particularly excited about finding and buying good-quality items at cut-rate prices. Rarely does someone else’s liquidation sale prompt us as consumers to liquidate our own holdings of clothing, appliances, housing or cars – even if we might have paid more for the same or similar assets in the recent past. On the contrary, consumers usually buy more – to the extent that they can come up with the cash. Liquidation sales are always for cash.

In recent weeks, we have witnessed many investors having exactly the opposite reaction to liquidation sales of financial assets – they are drawn to join the selling frenzy, rather than look for bargains to buy. The liquidation sales have been made by various holders of financial assets – investment banks, banks, hedge funds, investment funds, etc. These holders are either going out of business due to debt-leveraged capital structures, or are forced to shrink the sizes of their portfolios due to customer defections. (NOTE: Thornburg mutual funds have NO leverage. They are 100% funded by equity shares purchased by their shareholders.) It is strange to observe that many investors who hold diversified portfolios of financial assets suddenly feel a need to compete with the forced sellers in a crowded, noisy marketplace – thereby forcing prices even lower! But, that is exactly what has happened in early October of 2008.

We have been asked whether we have EVER seen this kind of environment before, with some questioners reminding that we are too young to have been managing investment portfolios during the 1930s. We were not around for the 1930s, but we HAVE experienced market meltdowns.

Consider the “Asian Debt Crisis” of 1997 and 1998. That environment included many of the same elements as the current macroeconomic environment in the United States:

•	Over-borrowing by banks and consumers;

•	Lenders withdrawing funds from burdened borrowers;

•	Clumsy governmental efforts to shore up weakened financial institutions and asset prices;

•	Declining stock and bond prices;

•	Frantic selling by unnerved owners of financial assets.

To quantify one financial benchmark, the KOSPI (Korean) Stock Index (see Exhibit 1) declined by more than 85% from .89246 to .19580 (expressed in $US) between June 14th 1997 and June 16th 1998.

Exhibit I: KOSPI Stock Index/Korea, 10/31/88 - 9/30/08 (in USD)

The media reports about the financial problems facing the United States now are most negative. The 1997/98 stories about Asia were even worse. Consider the headlines shown on the following page regarding Korea from that period.

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Sound familiar? Some of the actors are new, but the current financial crisis is really a re-run of a “debt bubble” story we have seen several times in the past.

Investors ask, “Are we at the bottom yet?” Though there are many opinions about this, nobody really knows the answer. What we do know is that risk financial assets in the United States and throughout the world are cheaper than they usually are, because prices have declined sharply during 2008. By virtue of this cheapness, we believe that the probabilities of favorable financial outcomes for today’s buyers of significant financial assets are much improved compared to most times. We have the same belief for current holders of significant financial assets who resist the urge to sell.

Let’s return to the case of Korea and the KOSPI Index of leading Korean stocks from the time of the Asian debt crisis. Measured in $US, the KOSPI traded over the entire period from February 2007 to August 1, 2008 above 1.5 (see preceding Exhibit 1). It traded most of the last half of 2007 above 2! Do you appreciate stories of equity portfolios that increase in value by more than 5 times within a decade? In hindsight, everyone reading these words would probably have been DELIGHTED to have purchased the KOSPI Index at any price near its 1998 $US average of .29101, given the 2007 rise in value of this very same index to more than 1.5, and then more than 2! It wasn’t necessary to catch the absolute bottom (.19580) in order to have a very satisfactory investment outcome. And what company stocks were in the KOSPI Index, then and now? … utilities, banks, manufacturers, retailers, consumer goods producers, etc. These are IMPORTANT assets, not just abstractions. The equities of firms in the major U.S. market indices are also important financial assets, with significant intrinsic value.

In 1998, corrections from equity market bottoms happened VERY QUICKLY. Korea’s KOSPI Index gained 104% (from .22426 to .46515) between October 8th and December 31, 1998. In the U.S., the S&P 500 Index gained more than 28% over the same 84-day period.

Headlines from 1997–1998

“Despite a World Class Economy, A Nation Senses Decline,” The New York Times, 2/4/97

“For Decades, Easy Money Fueled Big Business in Asia. Now, Banks Are Sinking and a Huge Bill is Coming Due,” Business Week, 2/24/97

“Debt and Corruption Cases Take Toll On South Korea as Growth Slows,” The Washington Post, 4/20/97

“Government Extends Rescue Loan To Korea First Bank,” BBC, 9/5/97

“End of the ‘Asian Miracle’,” The Washington Post, 9/10/97

“South Korea’s Economic Crisis is Set to Get Worse,” International Herald Tribune, 11/6/97

“Asian Turmoil Strikes South Korea; Stocks Log Biggest One Day Drop; Tokyo, Hong Kong Also Hit,” The Washington Post, 11/8/97

“South Korea Yields to Bailout; GOP Lawmakers Raising Questions About Extent of U.S. Role in Rescue,” Dallas Morning News, 12/4/97

“Seoul Crisis Worsens As More Banks Close,” The New York Times, 12/11/97

“One Korean Certainty: No More Business as Usual,” The New York Times, 1/4/98

“In Hindsight, Signs of Asian Debt Crisis Appear Clear; Bank Loan Problems In 1996 Exposed Mountains of Debt, Shook Investor Confidence,” The Washington Post, 1/4/98

“Grim Assessment by U.N. of Asia Crisis,” The New York Times, 12/3/98

For investors who are not FORCED to sell financial assets today, it is probably best to avoid liquidating unnecessarily into a marketplace occupied by few buyers, many forced sellers, and rattled everyday investors who have become caught up in the drama. For investors who have a bit of cash, we believe it is wise to buy what the forced sellers (and their sympathizers) are selling today. The forced liquidations will run their course and the bargains associated with these liquidations will vanish.

Sincerely,

Brian McMahon

CEO and Chief Investment Officer

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management®

800.847.0200

Distributor:

Thornburg Securities Corporation®

800.847.0200

TH078

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Strategies for Building Real Wealth

Thornburg Core Growth Fund

Informational Brochure and
Annual Report – September 30, 2008
Includes All Share Classes

LIPPER
FUND AWARDS
US 2008

2008 Award Winner
Multi-cap Growth Fund Category

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Special
Market
Commentary
from
Brian McMahon,
CEO & Chief Investment Officer
on page 46

Thornburg Core Growth Fund

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries.

Important Information

The information presented on the following pages was current as of September 30, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Glossary

KOSPI Index – A comprehensive capitalization weighted index that tracks the continuous price performance of all common stocks listed on the Korea Stock Exchange.

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of over 3,000 domestic and non-U.S.-based securities.

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (BPS) – Unit equal to 1/100th of 1%. A 1% change = 100 basis points (bps) Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Estimated EPS Growth – The estimated growth in earnings per share (EPS) over a given time period. For example, estimated EPS growth for a single year would be calculated as: [(estimated earnings for the upcoming year—current earnings) x 100] divided by current earnings.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Selection Effect – The portion of portfolio excess return attributable to choosing different securities within groups from the benchmark. A group’s selection effect equals the weight of the benchmark’s group multiplied by the total return of the portfolio’s group minus the total return of the benchmark’s group.

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Thornburg Core Growth Fund

    Continually Evaluating the Risk Equation

KEY PORTFOLIO ATTRIBUTES

As of 9/30/08

Portfolio P/E Trailing 12-months*	18.3x
Portfolio Price to Cash Flow*	6.9
Portfolio Price to Book Value*	3.6
Median Market Cap*	$5.1 B
7-Year Beta (A shares vs. Russell 3K G)*	1.14
Holdings	34

*	Source: FactSet

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.37%, as disclosed in the most recent Prospectus.

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio manager Alex Motola and his team apply a rigorous stock selection process to investments for the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund focuses on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, the Fund’s managers can cover each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED SEPTEMBER 30, 2008

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without Sales Charge	(35.48)%	(1.47)%	6.10%	1.68%
With Sales Charge	(38.40)%	(2.97)%	5.12%	1.08%
Russell 3000 Growth
Index (since: 12/27/00)	(20.60)%	0.15%	3.96%	(2.53)%

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company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red flags, and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

This team is positioned to demonstrate the strength of its grit over glamour strategy and will continue seeking steady, consistent performance for shareholders through a variety of market cycles.

STOCKS CONTRIBUTING AND DETRACTING

FOR YEAR ENDED 9/30/08

Top Contributors	Top Detractors
Genentech, Inc.	Las Vegas Sands Corp.
Visa, Inc.	ATP Oil & Gas Corp.
Western Union Co.	Bare Escentuals, Inc.
Gilead Sciences, Inc.	AirMedia Group, Inc.
Alexion Pharmaceuticals, Inc.	Porsche Automobil Holding SE

Source: FactSet

TOP TEN HOLDINGS

As of 9/30/08

Western Union Co.	5.8%
Amdocs Ltd.	5.7%
DIRECTV Group, Inc.	4.8%
AT&T, Inc.	4.1%
América Móvil SAB de C.V.	4.1%
Gilead Sciences, Inc.	4.0%
Microsoft Corp.	3.6%
Comcast Corp.	3.6%
Vistaprint Ltd.	3.4%
Hansen Natural Corp.	3.3%

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Awards

    Thornburg Core Growth Fund

Four-Time Lipper Fund Award Winner
Multi-cap Growth Category
2008 – Class A shares won for the five-year period ended
12/31/07, among 332 funds
2007 – Class I shares won for the three-year period ended
12/31/06, among 371 funds and Class A shares won for the
5-year period, among 294 funds

2006 – Class A shares won for the three-year period ended
12/31/05, among 340 funds

2004 – Class A shares won for the three-year period ended
12/31/03, among 287 funds

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance over the period (calculated with dividends reinvested and without sales charges). Individual fund classification awards are given for three-year, five-year, and ten-year periods. The Fund did not receive the award for all eligible time periods in every year.

Past performance does not guarantee future results.

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Thornburg Core Growth Fund

September 30, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    7

Letter to Shareholders

October 17, 2008

Dear Fellow Shareholder:

“May you live in interesting times,” a supposedly ancient Chinese proverb, is certainly appropriate today. The quote is meant as a curse, in the sense of an actual Chinese proverb, “It is better to be a dog in a peaceful time than a man in a chaotic period.” In the capital market sense, we live in interesting times indeed. Leadership is tested during times of turmoil.

Discipline is a central tenet to investing. While I don’t agree, I can understand the argument that, in our management of the Fund, we are not extremely disciplined in our approach because our mandate is so broad and our analytical approach is so flexible. But we are disciplined. We apply our approach consistently and we evolve our process gradually over time as we learn and as the market changes.

Flexibility is important. Central to our philosophy is that using one template to find great investments is not the winning approach. Some investors like to “wait for their pitch,” which is a great approach, but if three strikes are thrown, and none of those were “your pitch,” you are out and you get no more pitches. Mutual fund managers need to make the most of each appearance at the plate. With that in mind, we are constantly exercising our judgment about what is good enough to buy, and what is great. Our preference is obviously to buy great stocks, and we are advantaged in the sense that we only have to own thirty stocks, but we can only buy the best of what the market gives us. In strong equity markets of long duration, stocks get expensive and our judgment and our approach to valuation becomes more relative than absolute. In the current environment, while there is still danger, many stocks offer compelling investment opportunities. Many stocks are cheap, not “cheap relative to the market,” but outright cheap. Of those that are cheap, some are our favorite kind of cheap – “cheap with prospects.”

For the fiscal year ended September 30, 2008, the Thornburg Core Growth Fund had challenging relative and absolute performance. On September 30, 2007, the net asset value (NAV) for the Class A shares was $20.72. As of the end of this fiscal year, the Fund’s NAV was $13.36. The Fund’s Class A shares underperformed its benchmark with a total return of negative 35.48% over that period. The Russell 3000 Growth Index returned negative 20.60% for the year ended September 30, 2008.

Core Growth shareholders have faced other periods of underperformance in the past, in spite of the fact that our long-term record has been good. Without a doubt, the recent market turmoil has impacted our returns on both an absolute and a relative basis. I have been a shareholder since the earliest days of this fund and it remains a material investment. Since inception, we have seen two similar periods of poor relative performance. The first

8    Certified Annual Report

ended on August 8, 2002. On a trailing twelve-month basis, the Fund returned negative 31.13%, which was not only bad absolute performance, but the Fund also trailed the Russell 3000 Growth Index by 400 basis points over that period. Times were dark on the equity investing landscape. Fear ran rampant and  9/11 had happened less than a year earlier. The internet “bubble” was still unwinding and all stocks were under pressure. Shareholders from that point earned, over the next twelve months, a positive return of over 52%. The index increased not quite 11%.

On an absolute return basis, the summer of 2002 represented the best comparison to the current situation. However, on a relative basis, the twelve-month period prior to July 28, 2004 was our previously largest period of underperformance. Going into July 29th, the Fund had returned negative 3.37%, compared with positive 7.24% for the Russell Index. Not only were we more than 1,000 basis points behind, but nobody likes to be losing money when others are making it. Over the next twelve months, that gap closed and then reversed with the Fund up by more than 42% while the benchmark (Russell 3000 Growth) returned 15.7%.

Your portfolio is home to many well-known and well-regarded growth companies, such as Google Inc., Western Union Co., Gilead Sciences Inc., Electronic Arts Inc., Microsoft Corp., Qualcomm Inc., Comcast Corp., DIRECTV Group, Ecolab Inc., AT&T Inc., and Carlsberg A/S. These companies are some of the best franchises that exist globally. Just because these are great businesses does not mean they’ve been good stocks, however. Microsoft has built its franchise on two near-monopolies: the operating system (Windows) and the productivity suite (Office). The stock, on a total return basis was down 24% for the year and is currently trading at the lowest multiples to earnings and sales that we have seen this decade.

It is not clear to me that Microsoft’s business is broken or even very depressed. In the fiscal year ended June 30, 2008, the company grew revenues 18% vs. fiscal year 2007. More than 25 cents on every dollar of sales drops to the bottom line after taxes. You are not just buying a growing business with unbelievable entry barriers; you are also buying one of the best balance sheets in the world. Microsoft has $23 billion in cash and short-term investments on the books, against no debt. In fact, when you look at the right side of the balance sheet, you notice half of it is equity and another 18% is deferred revenue.

While some of our performance has been self-induced, a bigger problem has been that our portfolio has become cheaper. This can happen in one of two ways, either prices can fall or earnings can rise. Earnings growth has not accelerated, but prices have come under pressure. In the accompanying chart, the precipitous decline in the blue line represents the falling valuation of the portfolio (based on the forward 1-year price/estimated earnings ratio). The portfolio is cheaper on an earnings basis than it has ever been.

Certified Annual Report    9

Letter to Shareholders

Continued

The more range-bound gold line represents the estimated forward 3–5 year earnings growth rate of the portfolio. The takeaway is that the aggregate-weighted average growth rate of the portfolio is in line with historical trends, while the portfolio has become cheaper. I consider this extremely encouraging; the portfolio is undervalued relative to its history.

There has been a lot of rhetoric about Wall Street greed and how that is correlated to the declining economy. Aggressive lending practices by predatory lenders, without a doubt, contributed to the leveraging of the American consumer. Enabled by the Fed, investment banks explored new ways to drive their business based around securitizing these and other assets. Wall Street, the consumer and the government all levered up their balance sheets without really contemplating the consequences. If squirrels ate every nut when it fell from the tree, how many squirrels would be left?

Much like “buying the dip” (the winning retail investment approach of the 1990s) most everyone involved has learned over time that overleveraging is okay because something will save them – increasing house prices, the stock market, fiscal policy, tax cuts, economic expansion . . . something. This led to historically high equity drawdowns at a time of unprecedented residential housing price appreciation, resulting in many homeowners with little or no equity in their homes. Homeowners became unable to effectively deal with rising gas prices, commodity inflation, U.S. dollar weakness (reduced purchasing power), and declining employment prospects.

“The derivatives genie is now well out of the bottle, and these instruments will almost certainly multiply in variety and number until some event makes their toxicity clear.”

This quote comes from Berkshire Hathaway’s 2002 annual report. The danger of derivatives has not exactly been a secret, but since that market has been a central component of growth for certain financial institutions, there has been little incentive to curb their use. The regulators are either not sophisticated enough (SEC, Congress) or motivated enough (FINRA). FINRA exists to “self regulate” the industry; while they may have the best of intentions, in the current situation those intentions are best used as paving material.

Evaluating risk is something we spend a lot of time doing before investing in a company. Understanding a balance sheet does not prevent us from losing money, but it does help us comprehend whether the “calculated risk” that is equity investing is in our favor or not. We think our approach gives us a competitive advantage in most markets against many of our growth-oriented competitors. Derivatives serve a useful function in the market; like many things, they can be used thoughtfully and in moderation, or wildly and to excess. We have always been careful of businesses where just a small part of the risk is apparent and much of the risk is hidden away and obscured by accounting complexities.

As of this writing, policy makers have been attempting to provide relief to banks (both commercial and investment). If liquidity increases above the critical threshold, lending will happen (more carefully and at more rational risk-adjusted rates). At this point, I would expect normalcy to prevail and great businesses will appreciate into more appropriate valuations. As for derivatives, it seems likely that, over time, many will move from over-the-counter to being exchange-traded. This won’t eliminate the risk of these instruments, but it will create a better understanding of their liquidity and their systematic structural risk.

10    Certified Annual Report

The average investor, on a dollar-weighted return basis, does considerably worse than the market. According to a study by Dalbar, the annualized return of the S&P 500 Index from 1988-2007 (20 years) was 11.8%. The average stock fund investor earned an annualized return of just 4.5% over the same period. Some of this can be explained by fees, inflation, and manager underperformance. The biggest piece of lost return comes from selling funds at the wrong time. Whether you call it the “herd mentality” or “fear overcoming greed,” the typical investor has historically not made correct timing decisions.

Let’s call the price level of the market 10 years in the future “X”. If the representative market is the Russell 3000 Growth Index, then the market’s price as of September 30, 2008 was 394.38. The formula for our future return is (X/394.38)^( 1/10)-1. The level of X will be determined by many things, most happening years from now. At that point, investors won’t care that 10 years in the past there existed an investment bank called Lehman Brothers that went out of business or that Treasury bill yields briefly went negative. Your return over the next 10 years is driven by two aspects: the price at which you buy (“buy low, sell high”) and the manner in which you invest your money (market proxy, active manager, manager selection, etc.).

“Growth with both feet on the ground” is how Thornburg Investment Management’s CEO and CIO, Brian McMahon, describes the process we apply to the Thornburg Core Growth Fund. It’s a fitting tag-line because our approach is rooted in detailed research, valuing businesses, and being very conscious of risks while we are investing our shareholders’ money.

Without a doubt, the equity market environment in 2008 has been unusual. Our portfolio is full of many examples of holdings where the business is performing well while the stock is doing awfully. AirMedia Group Inc. is a great example.

AirMedia sells advertising on their digital media network in airports in China and on airlines operating in the region. AirMedia offers exclusive access to affluent Chinese travelers and has concession contracts with the top 30 airports in China and 11 airlines. It is in the process of rolling out a digital frame network in their airports which has led to explosive growth with revenues growing 252% in the most recent quarter. Increasing utilization and price increases should drive growth and margin expansion once the capacity expansion is complete. Concession contracts run 3–5 years and AirMedia owns the media infrastructure they install in the airports, leading to competitive barriers and attractive economics. We believe in the next year, revenues and earnings can more than double. The current P/E multiple on next year’s consensus earnings is 8 times $0.91. We think they can achieve better-than-consensus earnings, making the valuation even more attractive.

Over the past 12 months, AirMedia has declined almost 60%. While the stock has declined, trailing revenues expanded from $27 million to $75 million. While AirMedia is a small cap stock, it is highly profitable. Net margins in the most recent quarter exceeded 26%. The company has no debt and holds $185 million

Certified Annual Report    11

Letter to Shareholders

Continued

in cash. As emerging markets have become unpopular with investors and China has gone out of favor, this stock has been crushed. It is our belief that in a normal environment this company is worth considerably more than it is trading at today, especially in light of its clean balance sheet and robust growth.

As I think about returns and the attribution of those returns, what I notice immediately is that stock selection has been poor. Historically, most or all of our returns have come from picking stocks (versus being in the “right” sectors). This time around we have been on the wrong side of the market; our sector selection on average was slightly favorable, but our stocks were tough. Financials, Staples, and Consumer Discretionary were the pain points, led by stocks like Las Vegas Sands Corp., Bare Escentuals Inc., and AirMedia Group. As might be expected given the fiasco in the financial sector, we had only one relative contributor from that sector (Affiliated Managers Group Inc.). While CB Richard Ellis had real estate exposure and Assured Guaranty had stock specific issues, most of our exposure came from a group which suffered considerable multiple compression: the exchanges (CME Group Inc., NYSE Euronext, Nymex, BM&F Bovespa SA).

Some areas worked. Health care, traditionally a strength, continued to be an area where we added value. With the exception of our investment in WellPoint Inc. (which had been a successful investment for years), all of our other holdings in the sector had a positive selection effect (Gilead Sciences, Alexion Pharmaceuticals Inc., Genentech Inc., Celgene Corp., Illumina Inc., Cytyc/Hologic, and Masimo Corp.).

Information Technology, another classically popular growth sector, was a strength of the portfolio. ON Semiconductor Corp., Giant Interactive, and Qualcomm Inc. led the detractors, but the Fund received solid relative contributions from Western Union, Visa Inc., MEMC Electronic Materials Inc., Vistaprint Ltd., and Equinix Inc. Particularly in the technology arena, we have been proactively exercising our discipline around valuation by actively reducing exposure at higher valuations and adding on downdrafts.

We started your Fund on December 27, 2000, with the following mission statement: “To generate consistent returns by purchasing promising growth companies with sound business fundamentals at a discount to their long-term value.” We use our basket structure (dividing the portfolio into three roughly equally sized categories: Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies) to help in our goal of consistency over time. While consistency is our goal, we tread in treacherous waters; we keep your portfolio focused in a limited number of holdings in order to build the most favorable risk/ reward portfolio that we can.

Over time, we have delivered on our mission statement. Markets have difficult periods, created by incredibly negative sentiment. We launched the Fund nearly eight years ago as the internet bubble was in the process of imploding, and over that time we have outperformed (from inception to 9/30/08, A shares at NAV) the Russell 3000 Growth Index by 421 basis points annualized.

12    Certified Annual Report

Thornburg Investment Management has, over the past 26 years, built a very strong culture oriented around shareholder returns and service. Specific to how we invest, the culture has developed to prioritize security selection and risk management. Adherence to our core approach is reinforced by the culture and by the simple fact that every day I work with shareholders of the Core Growth Fund, who exist at all levels of our organization. Our firm-wide approach to investing is driven by three characteristics: having an intense focus on business fundamentals and valuation, being globally aware investors, and openly and proactively sharing investment information internally. Our culture has been an important part of our success historically and we anticipate it will be in the future as well.

Our motto is “Strategies for Building Real Wealth.” We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth-oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long-term after-tax returns while managing risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA
Managing Director
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2008

ASSETS
Investments at value (Note 2)
Non-controlled affiliated issuers (cost $ 96,722,041)	$39,425,142
Non-affiliated issuers (cost $ 2,259,400,911)	1,933,912,151
Cash	67,066,583
Receivable for investments sold	5,912,864
Receivable for fund shares sold	2,567,359
Unrealized gain on forward exchange contracts (Note 7)	901,079
Dividends receivable	284,281
Prepaid expenses and other assets	37,454

Total Assets	2,050,106,913

LIABILITIES
Payable for securities purchased	1,445,048
Payable for fund shares redeemed	13,212,485
Unrealized loss on forward exchange contracts (Note 7)	12,167
Payable to investment advisor and other affiliates (Note 3)	1,908,725
Accounts payable and accrued expenses	1,617,854
Total Liabilities	18,196,279

NET ASSETS	$2,031,910,634

NET ASSETS CONSIST OF:
Net investment loss	$(569,936)
Net unrealized depreciation on investments	(381,896,747)
Accumulated net realized gain (loss)	(310,712,288)
Net capital paid in on shares of beneficial interest	2,725,089,605

$2,031,910,634

14    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	September 30, 2008

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($738,456,776 applicable to 55,259,021 shares of beneficial interest outstanding - Note 4)	$13.36
Maximum sales charge, 4.50% of offering price	0.63

Maximum offering price per share	$13.99

Class C Shares:
Net asset value and offering price per share * ($385,110,236 applicable to 30,743,359 shares of beneficial interest outstanding - Note 4)	$12.53

Class I Shares:
Net asset value, offering and redemption price per share ($346,497,485 applicable to 25,277,908 shares of beneficial interest outstanding - Note 4)	$13.71

Class R3 Shares:
Net asset value, offering and redemption price per share ($289,499,909 applicable to 21,651,702 shares of beneficial interest outstanding - Note 4)	$13.37

Class R4 Shares:
Net asset value, offering and redemption price per share ($21,047,493 applicable to 1,574,331 shares of beneficial interest outstanding - Note 4)	$13.37

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 251,298,735 applicable to 18,346,535 shares of beneficial interest outstanding - Note 4)	$13.70

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2008

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $1,336,623)	$19,695,542
Interest income	3,731,351

Total Income	23,426,893

EXPENSES:
Investment advisory fees (Note 3)	22,819,570
Administration fees (Note 3)
Class A Shares	1,552,798
Class C Shares	722,690
Class I Shares	266,323
Class R3 Shares	459,900
Class R4 Shares	22,935
Class R5 Shares	135,507
Distribution and service fees (Note 3)
Class A Shares	3,100,863
Class C Shares	5,777,657
Class R3 Shares	1,837,699
Class R4 Shares	45,953
Transfer agent fees
Class A Shares	2,313,825
Class C Shares	1,063,095
Class I Shares	459,870
Class R3 Shares	1,012,917
Class R4 Shares	79,114
Class R5 Shares	821,242
Registration and filing fees
Class A Shares	84,089
Class C Shares	35,655
Class I Shares	50,469
Class R3 Shares	18,782
Class R4 Shares	17,421
Class R5 Shares	29,535
Custodian fees (Note 3)	628,770
Professional fees	104,689
Accounting fees	123,920
Trustee fees	52,015
Other expenses	707,030

Total Expenses	44,344,333
Less:
Expenses reimbursed by investment advisor (Note 3)	(1,387,708)

Net Expenses	42,956,625

Net Investment Loss	$(19,529,732)

16    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2008

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments
Non-controlled affiliated issuers	$(80,612,294)
Non-affiliated issuers	(227,385,752)
Foreign currency transactions	(3,127,315)

(311,125,361)

Net change in unrealized appreciation (depreciation) on:
Investments	(958,441,069)
Foreign currency translation	2,952,446

(955,488,623)

Net Realized and Unrealized Loss	(1,266,613,984)

Net Decrease in Net Assets Resulting From Operations	$(1,286,143,716)

See notes to financial statements.

Certified Annual Report    17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund	September 30, 2008

	Year Ended September 30, 2008	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(19,529,732)	$(18,562,754)
Net realized gain (loss) on investments and foreign currency transactions	(311,125,361)	3,094,193
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(955,488,623)	469,309,506

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,286,143,716)	453,840,945

DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	(868,507)	—
Class C Shares	(412,872)	—
Class I Shares	(352,383)	—
Class R3 Shares	(247,109)	—
Class R4 Shares	(4,219)	—
Class R5 Shares	(106,648)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(210,044,230)	752,891,071
Class C Shares	(29,193,088)	390,687,789
Class I Shares	(68,000,355)	362,304,238
Class R3 Shares	35,651,603	274,389,436
Class R4 Shares	25,878,562	3,331,607
Class R5 Shares	213,479,491	146,669,595

Net Increase (Decrease) in Net Assets	(1,320,363,471)	2,384,114,681

NET ASSETS:
Beginning of year	3,352,274,105	968,159,424

End of year	$2,031,910,634	$3,352,274,105

See notes to financial statements.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2008

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Any debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances, using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2008

determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss. When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss.

When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign currency translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all tax-able income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2008

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $802,334 for Class R3 shares, $60,407 for Class R4 shares, and $524,967 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2008, the Distributor has advised the Fund that it earned commissions aggregating $295,479 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $271,126 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2008, no fees were paid indirectly.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	26,809,564	$495,189,261	54,188,818	$1,016,770,034
Shares issued to shareholders in reinvestment of dividends	40,087	785,693	—	—
Shares repurchased	(42,528,073)	(706,046,372)	(13,920,905)	(263,891,441)
Redemption fees received**	—	27,188	—	12,478

Net Increase (Decrease)	(15,678,422)	$(210,044,230)	40,267,913	$752,891,071

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2008

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	8,646,972	$152,462,922	24,042,126	$428,699,736
Shares issued to shareholders in reinvestment of dividends	16,338	302,087	—	—
Shares repurchased	(11,861,766)	(181,970,668)	(2,109,546)	(38,017,920)
Redemption fees received**	—	12,571	—	5,973

Net Increase (Decrease)	(3,198,456)	$(29,193,088)	21,932,580	$390,687,789

Class I Shares
Shares sold	15,461,535	$279,059,846	24,674,852	$471,936,086
Shares issued to shareholders in reinvestment of dividends	14,035	281,124	—	—
Shares repurchased	(20,541,257)	(347,352,869)	(5,639,994)	(109,638,046)
Redemption fees received**	—	11,544	—	6,198

Net Increase (Decrease)	(5,065,687)	$(68,000,355)	19,034,858	$362,304,238

Class R3 Shares
Shares sold	12,855,510	$228,947,293	17,655,868	$335,551,232
Shares issued to shareholders in reinvestment of dividends	12,192	239,334	—	—
Shares repurchased	(11,177,709)	(193,542,866)	(3,183,342)	(61,165,475)
Redemption fees received**	—	7,842	—	3,679

Net Increase (Decrease)	1,689,993	$35,651,603	14,472,526	$274,389,436

Class R4 Shares*
Shares sold	1,828,792	$32,886,157	172,095	$3,388,183
Shares issued to shareholders in reinvestment of dividends	176	3,449	—	—
Shares repurchased	(423,841)	(7,011,429)	(2,891)	(56,581)
Redemption fees received**	—	385	—	5

Net Increase (Decrease)	1,405,127	$25,878,562	169,204	$3,331,607

Class R5 Shares
Shares sold	16,258,681	$304,900,695	8,452,082	$166,122,436
Shares issued to shareholders in reinvestment of dividends	4,768	95,440	—	—
Shares repurchased	(5,390,743)	(91,522,347)	(980,958)	(19,454,052)
Redemption fees received**	—	5,703	—	1,211

Net Increase (Decrease)	10,872,706	$213,479,491	7,471,124	$146,669,595

*	Effective date of Class R4 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2008

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $2,323,819,374 and $2,363,004,863, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$2,360,981,763

Gross unrealized appreciation on a tax basis	$95,099,969
Gross unrealized depreciation on a tax basis	(482,744,439)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(387,644,470)

At September 30, 2008, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2007 of $569,936 and $295,770,118. For tax purposes, such losses will be reflected in the year ending September 30, 2009.

At September 30, 2008, the Fund had tax basis capital losses of $10,083,359, which may be carried forward to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carry forwards will expire September 30, 2016.

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $19,948,429, decreased accumulated net realized investment loss by $569,523, and decreased net investment loss by $19,378,906. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from nondeductible net operating loss and currency losses.

The tax character of distributions paid during the year ended September 30, 2008, and September 30, 2007, was as follows:

	2008	2007
Distributions from:
Capital gains	$1,991,738	$—

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Philippine Peso	Sell	2,600,000,000	12/16/08	$55,877,928	$603,090	$—
Philippine Peso	Buy	100,000,000	12/16/08	2,138,123	—	(12,167)
Philippine Peso	Buy	191,200,000	12/16/08	3,968,452	96,375	—
Philippine Peso	Buy	437,450,000	12/16/08	9,098,378	201,614	—

Total unrealized appreciation (depreciation) from forward exchange contracts					$901,079	$(12,167)

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2008

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosure about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating the impact, if any, that the adoption of FAS 157 will have on the Fund’s financial statements and related disclosures.

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4:

In September 2008, the Financial Accounting Standards Board issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP 133-1”). FSP 133-1 is effective for any financial report ending after November 15, 2008. FSP 133-1 amends each of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require certain additional disclosures by the sellers of credit derivatives and guarantees. FSP 133-1 also clarifies the effective date of FAS 161. Management is evaluating the impact, if any, that the adoption of FSP 133-1 will have on the Fund’s financial statements and related disclosures.

24    Certified Annual Report

FINANCIAL HIGHLIGHTS

     Thornburg Core Growth Fund

	Year Ended September 30,
	2008	2007	2006	2005	2004
Class A Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$20.72	$16.38	$14.21	$10.87	$10.11

Income from investment operations:
Net investment income (loss)	(0.10)	(0.15)	(0.14)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investments	(7.25)	4.49	2.54	3.48	0.90
Total from investment operations	(7.35)	4.34	2.40	3.34	0.75

Redemption fees added to paid in capital	—	—	0.01	—	0.01

Less dividends from:
Net realized gains	(0.01)	—	(0.24)	—	—

Change in net asset value	(7.36)	4.34	2.17	3.34	0.76

NET ASSET VALUE, end of year	$13.36	$20.72	$16.38	$14.21	$10.87

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(35.48)	26.50	17.20	30.73	7.52
Ratios to average net assets:
Net investment income (loss) (%)	(0.58)	(0.78)	(0.86)	(1.14)	(1.37)
Expenses, after expense reductions (%)	1.38	1.37	1.48	1.60	1.62
Expenses, after expense reductions and net of custody credits (%)	1.38	1.36	1.46	1.57	1.61
Expenses, before expense reductions (%)	1.38	1.37	1.48	1.60	1.70

Portfolio turnover rate (%)	79.73	82.37	98.00	115.37	108.50

Net assets at end of year (thousands)	$738,457	$1,470,020	$502,345	$110,836	$40,899

(a)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Year Ended September 30,
	2008	2007	2006	2005	2004
Class C Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$19.57	$15.59	$13.63	$10.51	$9.85

Income from investment operations:
Net investment income (loss)	(0.22)	(0.28)	(0.24)	(0.23)	(0.22)
Net realized and unrealized gain (loss) on investments	(6.81)	4.26	2.43	3.35	0.88
Total from investment operations	(7.03)	3.98	2.19	3.12	0.66

Redemption fees added to paid in capital	—	—	0.01	—	—

Less dividends from:
Net realized gains	(0.01)	—	(0.24)	—	—

Change in net asset value	(7.04)	3.98	1.96	3.12	0.66

NET ASSET VALUE, end of year	$12.53	$19.57	$15.59	$13.63	$10.51

RATIOS/SUPPLEMENTAL DATA

Total return (%)	(35.93)	25.53	16.38	29.69	6.70
Ratios to average net assets:
Net investment income (loss) (%)	(1.34)	(1.53)	(1.63)	(1.91)	(2.13)
Expenses, after expense reductions (%)	2.13	2.12	2.25	2.37	2.38
Expenses, after expense reductions and net of custody credits (%)	2.13	2.11	2.23	2.34	2.37
Expenses, before expense reductions (%)	2.13	2.12	2.25	2.37	2.52
Portfolio turnover rate (%)	79.73	82.37	98.00	115.37	108.50
Net assets at end of year (thousands)	$385,110	$664,252	$187,180	$41,737	$14,693

+	Based on weighted average shares outstanding.

See notes to financial statements.

26    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

		Year Ended September 30,			Period Ended September 30, 2004(a)
	2008	2007	2006	2005
Class I Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$21.16	$16.66	$14.37	$10.93	$10.87

Income from investment operations:
Net investment income (loss)	(0.03)	(0.08)	(0.06)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	(7.41)	4.58	2.58	3.51	0.14
Total from investment operations	(7.44)	4.50	2.52	3.44	0.06

Redemption fees added to paid in capital	—	—	0.01	—	—

Less dividends from:
Net realized gains	(0.01)	—	(0.24)	—	—

Change in net asset value	(7.45)	4.50	2.29	3.44	0.06

NET ASSET VALUE, end of period	$13.71	$21.16	$16.66	$14.37	$10.93

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(35.17)	27.01	17.85	31.47	0.55
Ratios to average net assets:
Net investment income (loss) (%)	(0.17)	(0.39)	(0.40)	(0.55)	(0.74	)(c)
Expenses, after expense reductions (%)	0.96	0.98	1.01	1.02	1.00	(c)
Expenses, after expense reductions and net of custody credits (%)	0.96	0.97	0.99	0.99	0.99	(c)
Expenses, before expense reductions (%)	0.96	0.98	1.10	1.15	1.31	(c)

Portfolio turnover rate (%)	79.73	82.37	98.00	115.37	108.50

Net assets at end of period (thousands)	$346,497	$642,143	$188,422	$49,975	$21,578

(a)	Effective date of this class of shares was November 1, 2003.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Year Ended September 30,
	2008	2007	2006	2005	2004
Class R3 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$20.75	$16.43	$14.26	$10.90	$10.11

Income from investment operations:
Net investment income (loss)	(0.13)	(0.18)	(0.14)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	(7.24)	4.50	2.54	3.50	0.91
Total from investment operations	(7.37)	4.32	2.40	3.36	0.79

Redemption fees added to paid in capital	—	—	0.01	—	—

Less dividends from:
Net realized gains	(0.01)	—	(0.24)	—	—

Change in net asset value	(7.38)	4.32	2.17	3.36	0.79

NET ASSET VALUE, end of year	$13.37	$20.75	$16.43	$14.26	$10.90

RATIOS/SUPPLEMENTAL DATA

Total return (%)	(35.53)	26.29	17.14	30.83	7.81
Ratios to average net assets:
Net investment income (loss) (%)	(0.74)	(0.91)	(0.90)	(1.08)	(1.17)
Expenses, after expense reductions (%)	1.50	1.51	1.53	1.52	1.50
Expenses, after expense reductions and net of custody credits (%)	1.50	1.50	1.50	1.49	1.49
Expenses, before expense reductions (%)	1.72	1.64	1.73	3.56	722.79 (a)
Portfolio turnover rate (%)	79.73	82.37	98.00	115.37	108.50
Net assets at end of year (thousands)	$289,500	$414,267	$90,167	$6,345	$16

(a)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
Class R4 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$20.73	$18.90

Income from investment operations:
Net investment income (loss)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	(7.22)	1.95
Total from investment operations	(7.35)	1.83

Less dividends from:
Net realized gains	(0.01)	—

Change in net asset value	(7.36)	1.83

NET ASSET VALUE, end of period	$13.37	$20.73

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(35.47)	9.68
Ratios to average net assets:
Net investment income (loss) (%)	(0.78)	(0.93	)(c)
Expenses, after expense reductions (%)	1.40	1.41	(c)
Expenses, after expense reductions and net of custody credits (%)	1.40	1.40	(c)
Expenses, before expense reductions (%)	1.73	8.74	(c)(d)
Portfolio turnover rate (%)	79.73	82.37
Net assets at end of period (thousands)	$21,047	$3,508

(a)	Effective date of this class of shares was February 1, 2007. (b) Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report     29

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Year Ended September 30,		Period Ended September 30, 2006(a)
	2008	2007
Class R5 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$21.15	$16.65	$14.43

Income from investment operations:
Net investment income (loss)	(0.05)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	(7.39)	4.57	2.51
Total from investment operations	(7.44)	4.50	2.45

Redemption fees added to paid in capital	—	—	0.01

Less dividends from:
Net realized gains	(0.01)	—	(0.24)

Change in net asset value	(7.45)	4.50	2.22

NET ASSET VALUE, end of period	$13.70	$21.15	$16.65

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(35.19)	27.03	17.29
Ratios to average net assets:
Net investment income (loss) (%)	(0.30)	(0.37)	(0.38	)(c)
Expenses, after expense reductions (%)	0.99	0.95	1.01	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	0.95	0.99	(c)
Expenses, before expense reductions (%)	1.18	0.97	176.54	(c)(d)

Portfolio turnover rate (%)	79.73	82.37	98.00

Net assets at end of period (thousands)	$251,299	$158,084	$45

(a)	Effective date of this class of shares was October 3, 2005. (b) Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

30    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2008

CUSIPS: CLASS A - 885-215-582, CLASS C - 885-215-574, CLASS I - 885-215-475, CLASS R3 - 885-215-517, CLASS R4 -885-215-251, CLASS R5 - 885-215-350 NASDAQ SYMBOLS: CLASS A - THCGX, CLASS C - TCGCX, CLASS I - THIGX, CLASS R3 - THCRX, CLASS R4 - TCGRX, CLASS R5 - THGRX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/08

Software & Services	28.1%
Pharmaceuticals, Biotechnology & Life Sciences	11.9%
Media	9.5%
Telecommunication Services	8.3%
Food, Beverage & Tobacco	6.6%
Technology Hardware & Equipment	5.6%
Retailing	4.9%
Utilities	3.8%
Diversified Financials	3.3%
Semiconductors & Semiconductor Equipment	3.2%
Automobiles & Components	2.7%
Materials	2.3%
Household & Personal Products	2.2%
Consumer Services	2.0%
Energy	1.9%
Capital Goods	0.7%
Health Care Equipment & Services	0.1%
Other Assets & Cash Equivalents	2.9%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/08 (percent of equity holdings)

United States	79.6%
United Kingdom	5.8%
Mexico	4.3%
Denmark	3.3%
Germany	2.8%
Philippines	2.4%
China	1.1%
Brazil	0.7%

Certified Annual Report     31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2008

	Shares/ Principal Amount	Value
COMMON STOCK — 97.12%
AUTOMOBILES & COMPONENTS — 2.74%
AUTOMOBILES — 2.74%
Porsche Automobil Holding SE+(1)	513,900	$55,727,474

		55,727,474

CAPITAL GOODS — 0.71%
ELECTRICAL EQUIPMENT — 0.71%
GT Solar International, Inc.+	1,328,352	14,412,619

		14,412,619

CONSUMER SERVICES — 1.98%
HOTELS, RESTAURANTS & LEISURE — 1.98%
Las Vegas Sands Corp.+	1,116,111	40,302,768

		40,302,768

DIVERSIFIED FINANCIALS — 3.32%
CAPITAL MARKETS — 2.64%
Affiliated Managers Group, Inc.+	646,689	53,578,183
DIVERSIFIED FINANCIAL SERVICES — 0.68%
BM&F Bovespa SA	3,090,100	13,803,064

		67,381,247

ENERGY — 1.94%
OIL, GAS & CONSUMABLE FUELS — 1.94%
ATP Oil & Gas Corp.+(2)	2,213,652	39,425,142

		39,425,142

FOOD, BEVERAGE & TOBACCO — 6.55%
BEVERAGES — 6.55%
Carlsberg A/S Class B(1)	862,200	65,737,023
Hansen Natural Corp.+	2,227,290	67,375,523

		133,112,546

HEALTH CARE EQUIPMENT & SERVICES — 0.08%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.08%
Masimo Corp.+	40,658	1,512,478

		1,512,478

HOUSEHOLD & PERSONAL PRODUCTS — 2.19%
PERSONAL PRODUCTS — 2.19%
Bare Escentuals, Inc.+	4,087,342	44,429,407

		44,429,407

MATERIALS — 2.25%
CHEMICALS — 2.25%
Ecolab, Inc.	943,600	45,783,472

		45,783,472

32    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2008

	Shares/Principal Amount	Value
MEDIA — 9.46%
MEDIA — 9.46%
Airmedia Group, Inc. ADR+	2,938,927	$21,895,006
Comcast Corp. Special Class A	3,738,400	73,721,248
DIRECTV Group, Inc.+	3,691,421	96,604,488

		192,220,742

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 11.94%
BIOTECHNOLOGY — 9.72%
Alexion Pharmaceuticals, Inc.+	1,444,816	56,781,269
Celgene Corp.+	953,034	60,307,992
Gilead Sciences, Inc.+	1,766,200	80,503,396
LIFE SCIENCES TOOLS & SERVICES — 2.22%
Illumina, Inc.+	1,112,776	45,100,811

		242,693,468

RETAILING — 4.87%
INTERNET & CATALOG RETAIL — 2.10%
Priceline.com, Inc.+	624,336	42,723,312
SPECIALTY RETAIL — 2.77%
Guess?, Inc.	1,615,872	56,216,187

		98,939,499

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.25%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.25%
ON Semiconductor Corp.+	9,751,998	65,923,506

		65,923,506

SOFTWARE & SERVICES — 28.12%
INFORMATION TECHNOLOGY SERVICES — 5.80%
Western Union Co.	4,777,637	117,864,305
INTERNET SOFTWARE & SERVICES — 9.96%
Equinix, Inc.+	961,543	66,788,777
Google, Inc.+	167,205	66,968,946
Vistaprint Ltd.+	2,089,583	68,621,906
SOFTWARE — 12.36%
Amdocs Ltd.+	4,200,341	115,005,336
Electronic Arts, Inc.+	1,679,142	62,111,463
Microsoft Corp.	2,773,800	74,032,722

		571,393,455

TECHNOLOGY HARDWARE & EQUIPMENT — 5.62%
COMMUNICATIONS EQUIPMENT — 2.85%
Qualcomm, Inc.	1,349,200	57,975,124
COMPUTERS & PERIPHERALS — 2.77%
Data Domain, Inc.+	2,527,932	56,297,046

		114,272,170

Certified Annual Report     33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2008

TELECOMMUNICATION SERVICES — 8.27%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.14%
AT&T, Inc.	3,008,700	$84,002,904
WIRELESS TELECOMMUNICATION SERVICES — 4.13%
América Móvil SAB de C.V.	36,208,000	83,960,580

		167,963,484

UTILITIES — 3.83%
ELECTRIC UTILITIES — 1.52%
Entergy Corp.	348,000	30,975,480
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.31%
PNOC Energy Development Corp.(1)	538,091,030	46,868,336

		77,843,816

TOTAL COMMON STOCK (Cost $ 2,356,122,952)		1,973,337,293

TOTAL INVESTMENTS — 97.12% (Cost $ 2,356,122,952)		$1,973,337,293

OTHER ASSETS LESS LIABILITIES — 2.88%		58,573,341

NET ASSETS — 100.00%		$2,031,910,634

Footnote Legend

+	Non-income producing
(1)	Security fair valued by independent pricing service on valuation date, September 30, 2008. (2) Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2007	Gross Additions	Gross Reductions	Shares at Sept. 30, 2008	Market Value Sept. 30, 2008	Dividend Income
ATP Oil & Gas Corp.	1,817,631	482,186	86,165	2,213,652	$39,425,142	$—
NeuStar Inc. Class A	3,847,800	380,600	4,228,400	—	—	—
Trident Microsystems, Inc.	4,804,400	—	4,804,400	—	—	—

					$39,425,142	$—

Total non-controlled affiliated issuers – 1.94% of net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR        American Depository Receipt

See notes to financial statements.

34    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Core Growth Fund

To the Trustees and Shareholders of

Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 19, 2008

Certified Annual Report    35

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2008 and held until September 30, 2008.

	Beginning Account Value 3/31/08	Ending Account Value 9/30/08	Expenses Paid During Period† 3/31/08–9/30/08
Class A Shares
Actual	$1,000.00	$820.60	$6.74
Hypothetical*	$1,000.00	$1,017.60	$7.47

Class C Shares
Actual	$1,000.00	$817.90	$10.15
Hypothetical*	$1,000.00	$1,013.84	$11.24

Class I Shares
Actual	$1,000.00	$822.90	$4.74
Hypothetical*	$1,000.00	$1,019.80	$5.25

Class R3 Shares
Actual	$1,000.00	$820.70	$6.83
Hypothetical*	$1,000.00	$1,017.50	$7.57

Class R4 Shares
Actual	$1,000.00	$821.30	$6.51
Hypothetical*	$1,000.00	$1,017.85	$7.21

Class R5 Shares
Actual	$1,000.00	$822.80	$4.68
Hypothetical*	$1,000.00	$1,019.87	$5.18

†	Expenses are equal to the annualized expense ratio for each class (A: 1.48%; C: 2.23%; I: 1.04%; R3: 1.50%; R4: 1.43% and R5: 1.03%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36    Certified Annual Report

INDEX COMPARISON

Thornburg Core Growth Fund	September 30, 2008 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2008 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)	(38.40)%	5.12%	1.08%
C Shares (Incep: 12/27/00)	(36.57)%	5.31%	0.86%
I Shares (Incep: 11/3/03)	(35.17)%	—	5.20%
R3 Shares (Incep: 7/1/03)	(35.53)%	6.11%	6.88%
R4 Shares (Incep: 2/1/07)	(35.47)%	—	(18.79)%
R5 Shares (Incep: 10/3/05)	(35.19)%	—	(1.16)%
Russell 3000 Growth Index (Since: 12/27/00)	(20.60)%	3.96%	(2.53)%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

Effective February 1, 2008, the Fund changed the broad-based securities market index against which the Fund compares its performance from the NASDAQ Composite Index to the Russell 3000 Growth Index, which the investment advisor believes provides a more appropriate comparison to the Fund’s portfolio holdings. The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of over 3,000 domestic and non-U.S.-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Annual Report    37

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 62 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO to 2007 and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 52 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 63 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 67 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 62 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Beijing, China (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 59 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 54 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 49 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

38    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 45 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 69 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 41 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 38 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 37 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 45 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 40 Vice President since 1999	Co-Portfolio Manager, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 38 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 42 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 34 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 50 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 38 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    39

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Thomas Garcia, 37 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 37 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004.	Not applicable

Connor Browne, 29 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 34 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004.	Not applicable

Lewis Kaufman, 32 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

Christopher Ryon, 52 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 33 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 48 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP to 2007.	Not applicable

Jack Gardner, 54 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of fourteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fourteen Funds of the Trust. Each Trustee oversees the fourteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fourteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

40    Certified Annual Report

OTHER INFORMATION

Thornburg Core Growth Fund	September 30, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2008, the Fund designates long-term capital gain dividends of $1,921,589.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent annual consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of this information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance over different periods of time, relative to a category of equity mutual funds selected by an independent mutual fund analyst firm, and relative to broad-based securities indices, and (iv) comparative measures of portfolio volatility, risk and return. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events in view of the Fund’s investment objective and policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

Certified Annual Report    41

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2008 (Unaudited)

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) the Fund’s lower investment performance for the second quarter of the year, the year-to-date and for the year ending with the second quarter, relative to two broad-based securities indices and the category of equity mutual funds selected by an independent mutual fund analyst firm, but observed that the Fund’s investment performance exceeded the performance of the indices in each of the seven calendar years since the Fund’s inception and also exceeded the performance of the category in a majority of the calendar years since the Fund’s inception, and that the Fund’s relative investment performance in three and five year periods ending with the second quarter fell at the midpoint of the fund category. The Trustees also considered in this regard the Fund’s higher cumulative return relative to the Russell 3000 Growth Index.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of fees charged by the Advisor to the Fund, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a grouping of multi-capitalization growth equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor was higher to a small degree than the median and average fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio of the Fund fell between the median and average expense ratios for the same fund group. The Trustees noted their previous observations respecting fees charged by the Advisor to other investment management clients, and their conclusion that the fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services required.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

42    Certified Annual Report

Trustees’ Statement to Shareholders

    Not part of the Certified Annual report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    43

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44    This page is not part of the Annual Report.

Planning Options

    Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Message from the CEO

October 15, 2008

Dear Shareholder:

We have all seen liquidation sales, when a retailer (or any other business) closes its doors and auctions off its assets. Though liquidation sales may be sad for the seller, these events often stir excitement among buyers. Seasoned shoppers – those who are knowledgeable about what the merchandise being liquidated “usually” costs – become particularly excited about finding and buying good-quality items at cut-rate prices. Rarely does someone else’s liquidation sale prompt us as consumers to liquidate our own holdings of clothing, appliances, housing or cars – even if we might have paid more for the same or similar assets in the recent past. On the contrary, consumers usually buy more – to the extent that they can come up with the cash. Liquidation sales are always for cash.

In recent weeks, we have witnessed many investors having exactly the opposite reaction to liquidation sales of financial assets – they are drawn to join the selling frenzy, rather than look for bargains to buy. The liquidation sales have been made by various holders of financial assets – investment banks, banks, hedge funds, investment funds, etc. These holders are either going out of business due to debt-leveraged capital structures, or are forced to shrink the sizes of their portfolios due to customer defections. (NOTE: Thornburg mutual funds have NO leverage. They are 100% funded by equity shares purchased by their shareholders.) It is strange to observe that many investors who hold diversified portfolios of financial assets suddenly feel a need to compete with the forced sellers in a crowded, noisy marketplace – thereby forcing prices even lower! But, that is exactly what has happened in early October of 2008.

We have been asked whether we have EVER seen this kind of environment before, with some questioners reminding that we are too young to have been managing investment portfolios during the 1930s. We were not around for the 1930s, but we HAVE experienced market meltdowns.

Consider the “Asian Debt Crisis” of 1997 and 1998. That environment included many of the same elements as the current macroeconomic environment in the United States:

•	Over-borrowing by banks and consumers;

•	Lenders withdrawing funds from burdened borrowers;

•	Clumsy governmental efforts to shore up weakened financial institutions and asset prices;

•	Declining stock and bond prices;

•	Frantic selling by unnerved owners of financial assets.

To quantify one financial benchmark, the KOSPI (Korean) Stock Index (see Exhibit 1) declined by more than 85% from .89246 to .19580 (expressed in $US) between June 14th 1997 and June 16th 1998.

The media reports about the financial problems facing the United States now are most negative. The 1997/98 stories about Asia were even worse. Consider the headlines shown on the following page regarding Korea from that period.

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Sound familiar? Some of the actors are new, but the current financial crisis is really a re-run of a “debt bubble” story we have seen several times in the past.

Investors ask, “Are we at the bottom yet?” Though there are many opinions about this, nobody really knows the answer. What we do know is that risk financial assets in the United States and throughout the world are cheaper than they usually are, because prices have declined sharply during 2008. By virtue of this cheapness, we believe that the probabilities of favorable financial outcomes for today’s buyers of significant financial assets are much improved compared to most times. We have the same belief for current holders of significant financial assets who resist the urge to sell.

Let’s return to the case of Korea and the KOSPI Index of leading Korean stocks from the time of the Asian debt crisis. Measured in $US, the KOSPI traded over the entire period from February 2007 to August 1, 2008 above 1.5 (see preceding Exhibit 1). It traded most of the last half of 2007 above 2! Do you appreciate stories of equity portfolios that increase in value by more than 5 times within a decade? In hindsight, everyone reading these words would probably have been DELIGHTED to have purchased the KOSPI Index at any price near its 1998 $US average of .29101, given the 2007 rise in value of this very same index to more than 1.5, and then more than 2! It wasn’t necessary to catch the absolute bottom (.19580) in order to have a very satisfactory investment outcome. And what company stocks were in the KOSPI Index, then and now? … utilities, banks, manufacturers, retailers, consumer goods producers, etc. These are IMPORTANT assets, not just abstractions. The equities of firms in the major U.S. market indices are also important financial assets, with significant intrinsic value.

In 1998, corrections from equity market bottoms happened VERY QUICKLY. Korea’s KOSPI Index gained 104% (from .22426 to .46515) between October 8th and December 31, 1998. In the U.S., the S&P 500 Index gained more than 28% over the same 84-day period.

Headlines from 1997–1998

“Despite a World Class Economy, A Nation Senses Decline,” The New York Times, 2/4/97

“For Decades, Easy Money Fueled Big Business in Asia.

Now, Banks Are Sinking and a Huge Bill is Coming Due,” Business Week, 2/24/97

“Debt and Corruption Cases Take Toll On South Korea as Growth Slows,” The Washington Post, 4/20/97

“Government Extends Rescue Loan To Korea First Bank,” BBC, 9/5/97

“End of the ‘Asian Miracle’,” The Washington Post, 9/10/97

“South Korea’s Economic Crisis is Set to Get Worse,”

International Herald Tribune, 11/6/97

“Asian Turmoil Strikes South Korea; Stocks Log Biggest One Day Drop; Tokyo, Hong Kong Also Hit,”

The Washington Post, 11/8/97

“South Korea Yields to Bailout; GOP Lawmakers Raising Questions About Extent of U.S. Role in Rescue,”

Dallas Morning News, 12/4/97

“Seoul Crisis Worsens As More Banks Close,”

The New York Times, 12/11/97

“One Korean Certainty: No More Business as Usual,”

The New York Times, 1/4/98

“In Hindsight, Signs of Asian Debt Crisis Appear Clear; Bank Loan Problems In 1996 Exposed Mountains of Debt, Shook Investor Confidence,” The Washington Post, 1/4/98

“Grim Assessment by U.N. of Asia Crisis,”

The New York Times, 12/3/98

For investors who are not FORCED to sell financial assets today, it is probably best to avoid liquidating unnecessarily into a marketplace occupied by few buyers, many forced sellers, and rattled everyday investors who have become caught up in the drama. For investors who have a bit of cash, we believe it is wise to buy what the forced sellers (and their sympathizers) are selling today. The forced liquidations will run their course and the bargains associated with these liquidations will vanish.

Sincerely,

Brian McMahon
CEO and Chief Investment Officer

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $43 billion. Founded in 1982, the firm manages six equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $141 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Investment Income Builder Fund

Informational Brochure and
Annual Report – September 30, 2008

Includes All Share Classes

2008 Award Winner

Mixed Asset Target Allocation Growth Category

Class I shares won the 2008 Lipper Fund Award in the Mixed Asset Target Allocation Growth category for the three-years ended 12/31/07, among 510 funds. Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance over the period (calculated with dividends reinvested and without sales charges). Individual fund classification awards are given for three-year, five-year, and ten-year periods. The Fund did not receive the award for all eligible time periods. Past performance does not guarantee future results.

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to **go paperless** and cut down on the amount of paper being used for regulatory mailings. Go to **www.thornburg.com/edelivery** and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

edelivery

Special Market Commentary from Brian McMahon, CEO & Chief Investment Officer ***on page 54***

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

Important Information

The information presented on the following pages was current as of September 30, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Glossary

Blended Index – The blended index is comprised of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

KOSPI Index – A comprehensive capitalization weighted index that tracks the continuous price performance of all common stocks listed on the Korea Stock Exchange.

MSCI All Country Asia ex-Japan Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia. As of March 2008, the MSCI All Country Asia ex-Japan Index consisted of the following 11 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore Free, Taiwan, and Thailand.

MSCI Country Indices (Australia, U.K. and Japan) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Europe ex-U.K. Index – A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of June 2007, the MSCI Europe Index consisted of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI EM (Emerging Markets) Latin America Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of June 2007, the MSCI EM Latin America Index consisted of the following emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

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The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the recent downturn, earnings-per-share on average have declined, causing the payout ratio to climb.

Corporate Willingness to Pay Dividends is Improving

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives.

Today, the recent downturn notwithstanding, corporate executives appear more willing to recognize that cash which cannot be invested at high rates of return should be returned to shareholders in the form of dividends.

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Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Total Financials	51%	64%
Banks & Other Financials	28%	21%
Real Estate	23%	43%
Utilities	16%	0%
Consumer Discretionary	10%	11%
Telecommunication Services	7%	5%
Industrials	4%	6%
Materials	4%	0%
Consumer Staples	3%	3%
Health Care	3%	0%
Energy	2%	8%
Technology	0%	3%

Source: FactSet, as of September 30, 2008; (Numbers may not add to 100% due to rounding.)

In the (large cap) Russell 1000 Index, 51% of the top 100 dividend payers are in the Financials sector. In the (small cap) Russell 2000 Index, 64% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond this sector. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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The Dividend Landscape

Continued

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

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Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.30%, as disclosed in the most recent Prospectus.

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class A Shares
2008	17.9	¢	21.7	¢	26.0	¢	N/A		N/A
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢

30-day SEC Yield as of September 30, 2008 (A Shares): 5.54%

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Portfolio P/E (12-mo. trailing)	9.8x
Median Market Cap	$11.2 B
Common Equity Holdings	58

Fixed Income Statistics
Weighted Average Coupon	6.5%
Average Credit Quality	A
Average Maturity	5.1 yrs
Duration	2.5 yrs
Bond & Pref. Equity Holdings	129

TOP TEN EQUITY HOLDINGS

Telefónica SA	4.0%
Enel SpA	3.0%
Entergy Corp.	2.8%
McDonald’s Corp.	2.8%
Eli Lilly & Co.	2.7%
Eni SpA	2.7%
OPAP SA	2.3%
Philip Morris	2.2%
Intel Corp.	2.0%
Diamond Offshore Drilling, Inc.	1.9%

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2008

	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without Sales Charge	(22.48)%	4.65%	9.91%	11.74%
With Sales Charge	(25.97)%	3.07%	8.90%	10.85%
Blended Index*(Since: 12/24/02)	(19.24)%	1.75%	6.58%	7.93%
S&P 500 Index (Since: 12/24/02)	(21.98)%	0.22%	5.17%	6.73%

*	Blended Index: 75% MSCI World Equity Index/25% Barclays Capital Aggregate Bond Index

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Portfolio Overview

Continued

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 9/30/08

Telecommunication Services	14.3%
Banks	12.4%
Energy	10.4%
Diversified Financials	8.3%
Utilities	7.7%
Consumer Services	7.5%
Food, Beverage & Tobacco	6.1%
Materials	4.5%
Semiconductors & Semi Equipment	3.9%
Insurance	3.7%

TOP TEN INDUSTRIES

As of 6/30/08

Telecommunication Services	16.7%
Energy	10.2%
Food, Beverage & Tobacco	9.2%
Utilities	8.9%
Banks	8.8%
Diversified Financials	7.4%
Consumer Services	6.6%
Materials	4.4%
Semiconductors & Semi Equipment	4.1%
Insurance	3.5%

TOP TEN INDUSTRIES

As of 3/31/08

Telecommunication Services	17.7%
Banks	11.0%
Food, Beverage & Tobacco	8.8%
Energy	8.7%
Utilities	8.1%
Diversified Financials	7.7%
Consumer Services	5.7%
Insurance	5.2%
Materials	4.9%
Semiconductors & Semi Equipment	3.6%

TOP TEN INDUSTRIES

As of 12/31/07

Telecommunication Services	15.1%
Utilities	10.8%
Energy	10.3%
Banks	10.1%
Food, Beverage & Tobacco	9.0%
Diversified Financials	8.7%
Consumer Services	6.4%
Semiconductors & Semi Equipment	3.9%
Materials	3.9%
Transportation	2.9%

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Thornburg Investment Income Builder Fund

September 30, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    9

Letter to Shareholders

October 29, 2008

Dear Fellow Shareholder:

This letter will be longer than others we have written for the financial reports of Thornburg Investment Income Builder Fund. In addition to covering the basic results of your Fund’s investment activities for the twelve-month period ended September 30, 2008, we believe it is appropriate to comment more extensively on the overall investment landscape, which has changed in important ways in recent months.

Thornburg Investment Income Builder Fund paid dividends of $1.02 per Class A share in the twelve months ended September 30, 2008, up 17.4% over the prior year. The dividends per share were higher for Class I and R5 shares, and lower on the Class C, R3, and R4 shares, to account for varying class-specific expenses. In addition, your Fund’s net asset value per Class A share decreased by $6.49 to $16.86. This decrease includes capital gain distributions of 47¢ per share, paid to shareholders in November 2007.

With a negative total return of 22.48% for the fiscal year ended September 30, 2008, Thornburg Investment Income Builder Class A shares at NAV underperformed the S&P 500 Index by  1/2 of one percent, and underperformed the blended index of 75% MSCI World Index/25% Barclays Capital Aggregate Bond Index by 3.24%. We caution against drawing definitive conclusions from short-term performance comparisons, since your Fund pursues strategies for long-term income development. Each sector of the equity portfolio and each sector of both the MSCI World and S&P 500 indexes delivered negative price performance for the year. Relative to index weightings, Thornburg Investment Income Builder Fund had a relatively small allocation to health care equities, a sector that delivered one of the least negative returns for the period. We maintained a large weighting in cash-generative telecommunication service providers. The price performance of these stocks, down 19% on average, was significantly worse than we expected, even though the revenue, earnings, and dividend developments of these businesses have been satisfactory. Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Barclays Capital Index, and significantly more corporate bonds. Government bond prices generally increased, while corporate bond prices declined over the fiscal year, and even more sharply in the weeks following September 30, 2008.

Over the three-year, five-year, and since inception time periods, your Fund has significantly outperformed both indices, as noted on page 7 of this booklet for Class A shares. Performance relative to indices for all share classes over various periods is set forth on page 45.

We do not expect to pay any capital gain distributions in 2008.

Recall that Thornburg Investment Income Builder seeks to generate attractive, and rising, dividends over time from its portfolio of income producing stocks, bonds and hybrid securities. We made good progress in generating income during the period ended September 30, 2008. On the other hand, we are disappointed with the declines in the market prices of most of the stocks and bonds that generate the income that powers your Fund’s dividends. What happened?

10    Certified Annual Report

In brief, an enormous buildup in financial leverage throughout the developed world, and especially in the United States, is being unwound. This liquidation has exerted downward pressure on prices of stocks and bonds for more than a year, as debt previously accumulated by banks, brokerage firms, hedge funds and others has been reduced via asset liquidations. Both the liquidations and price reductions have become particularly disorderly in recent months, and the degree of downward price pressure has exceeded our expectations. The most acute price declines generally coincided with the demise of Lehman Brothers in September, which has been followed by one of the largest going-out-of-business inventory liquidations ever seen . . . hundreds of billions of dollars of financial assets accumulated over years. The consequent decline in financial asset prices has pushed other investors holding these assets against future liabilities, including insurance companies and hedge funds, to sell. Finally, certain other investors who have become caught up in the drama of falling prices have joined in the selling.

It is instructive to note how much leverage was built up in recent years. The U.S. Securities & Exchange Commission publishes a composite balance sheet for all U.S. registered broker dealers, which shows the following dynamic over the four-year period from December 31, 2002 to December 31, 2006:

Category	$ Billions 12/31/2002	$ Billions 12/31/2006	$ Billions Change	Percent Change
Total Assets	$3,114	$5,908	+$2,794	+88%
Total Liabilities	$2,990	$5,743	+$2,753	+92%
Total Equity Capital	$124.5	$165.4	+$40.9	+33%
Equity Capital/Total Assets	4.0%	2.8%	1.46% on increase
Number of Firms	5,394	5,077

(source: U.S. Securities & Exchange Commission, FOCUS Reports)

At first glance, the figures in the preceding chart might not seem extraordinary to you. For perspective, the $2.794 trillion buildup in assets on the balance sheets of the brokerage industry over the four years 2003–2006 far exceeds the change in deposits held by all commercial banks in the United States over the same period. At the end of 2006, the assets held by brokerage firms were: (i) roughly equal to the total of all bank deposits in the United States; (ii) more than two times the combined assets of all money market funds in the United States; and (iii) more than four times the combined assets of all bond mutual funds in the United States. Notice that the $2.794 trillion of additional assets on brokerage firm balance sheets were supported by incremental equity capital of only $40.9 billion, which means the new assets on brokerage firm balance sheets were financed by 1.46% equity capital and 98.54% incremental leverage. A portion of the $2.794 trillion asset buildup was residential mortgage loans. The total also included other financial assets: commercial mortgages, business loans, bonds of every description, and stocks.

Certified Annual Report    11

Letter to Shareholders

Continued

During 2008, the short-maturity borrowings used to finance this asset accumulation have been called for repayment by lenders. Because the size of the financial asset pool that must be liquidated to repay these borrowings is so large relative to the overall size of the pool of unlevered savings in the United States, financial asset prices have fallen significantly in order to attract buyer interest in the assets being sold to repay debt. Normal savers, frightened by the rapid declines in prices of stocks and bonds, have generally stayed away from the liquidation sales so far, preferring the safety of short U.S. government bonds and other very liquid, very high-quality investments. Belatedly, the U.S. government has come to the realization that savers around the globe will willingly lend money to it at very low yields to buy up these assets, and the government is buying some of them. For now, other buyers are scarce.

On page 41 of the Annual Report, you will notice under the heading “Short Term Investments” that Investment Income Builder owned some $232 million of money market notes from municipal issuers at September 30, 2008. At the time, tax exempt money market funds, the normal holders of these notes, were concerned about redemptions. The dealers who handle the day to day placement of these notes were in balance sheet shrinkage mode, with no capability to hold them over quarter-end; therefore, they offered the notes at eye catching interest rates to attract cash buyers such as ourselves. From California State notes at a weekly yield of 7.60% to Mississippi revenue bonds at 9.50%, we were happy to put our cash reserves to work. As the municipal money market has recovered in recent weeks, municipal note rates have declined to traditional levels (below 2.5%), and we have sold these to more traditional holders.

Other corners of the bond market, however, are now even more dislocated than the short maturity municipal money market was at the end of September. An October 28, 2008, story from the Bloomberg news service read: “Barclay’s plc, the U.K.’s second largest bank, is seeking bids for $1.5 billion of bonds and $3.5 billion of credit default swap contracts held by a hedge fund, according to people with knowledge of the auction.” We have seen similar auctions, usually unaccompanied by publicity, on a regular basis recently. We are allocating funds to purchase bonds from motivated sellers at what we believe are very attractive prices, in some cases selling stocks to fund these purchases.

In the September 2008 fiscal year, approximately 82% of Income Builder’s income was derived from stock dividends, with the remaining 18% coming from interest. In the next fiscal year, this mix will likely include a higher proportion of interest income. As an unleveraged cash buyer, we have been able to acquire both investment-grade and high-yield bonds at the liquidation sales of recent weeks at very attractive yields, relative to expected returns from many equities or cash. Long-time Income Builder shareholders know that we kept your portfolio’s bond weighting somewhat lower than what we believe will be a long-term average between 2004–2007, due to low yields available on these investments during a period of below average defaults and low costs for leveraged investors to purchase these bonds at high prices with borrowed money. Now, default rates are climbing, financing to the leveraged investors is being withdrawn, and prices on corporate loans and bonds have plummeted. We perceive good value, since we expect discounted bond prices and significantly higher yields to offset rising default rates.

12    Certified Annual Report

As shareholders and portfolio managers of Thornburg Investment Income Builder, we believe there is excellent value in the majority of the financial assets we own at the close of the fiscal year ended September 30, 2008. We sold most of the stocks and bonds that we least expect to contribute to your Fund’s objective of paying attractive income today, and offering strong potential to pay even higher income in the future. Consider the following simple attributes from the FactSet database, which applied to the equities in your Fund’s portfolio at September 30, 2008:

Average Change in Revenue	=	+11.1%	(2008 expected, vs 2007)

Average Change in Earnings	=	+11.3%	(2008 expected, vs 2007)

Average Change in Dividend	=	+11%	(2008 year to date, vs comparable 2007)

Average Change in Share Price	=	-41%	(12/31/07 or acquisition date to 10/24/08)

Average Price/Earnings Ratio	=	8.1x	(at 10/24/08, using expected 2008 EPS)

Market prices of most stocks and bonds owned in the Income Builder portfolio have declined over the course of 2008, with the price declines continuing since the end of our fiscal year on September 30th. While specifics pertaining to the business outlooks of individual firms differ widely, the overall trend of price declines for stocks in your Fund’s portfolio between October 1, 2007 and September 30, 2008 is attributable to (i) a lower multiple being applied to current year earnings than in the recent past; (ii) apparent anxiety about the growth of future earnings, particularly in the face of an expected economic slowdown in the near term; and (iii) diminished investor preference for dividend income from businesses that are capable of generating this income, relative to preferences for absolute stability of invested funds, liquidity, and debt repayment. In the past, we have commented specifically on best and worst performing stocks in your portfolio. Since most stock prices have declined this year by material percentages, we will briefly highlight performances of the largest holdings.

Certified Annual Report    13

Letter to Shareholders

Continued

On page 7 of the accompanying informational brochure, the top ten equity holdings of the Investment Income Builder as of September 30, 2008 are listed. Below, we summarize their attributes, noting that the earnings changes for 2008 and 2009 were tabulated based upon analyst forecasts which are subject to change:

Company (2008 P/E*)	2008 Revenue Change	2008 Earnings Change	2008 Dividend Change	2008 YTD Share Price Change
Telefónica SA (8.4x)	-.65%	+2.1%	+43%	-44.4%
Enel SpA (8.0x)	+18%	+15.1%	0%	-42.6%
Entergy Corp. (11.8x)	+11.6%	+17.9%	+39%	-33.5%
McDonald’s Corp. (14.7x)	+3.9%	+23%	+33%	-5.7%
Eli Lilly & Co. (8.0x)	+11.1%	+11.5%	+11%	-37.3%
Eni SpA (5.3x)	+15%	+19.1%	+8%	-42.6%
OPAP SA (8.2x)	+9.7%	+18.3%	+5.7%	-39.9%
Philip Morris (8.7x)	(newly created spinoff of Altria, 2007 data not available)
Intel Corp. (11.4x)	+3.8%	+5.1%	+24%	-45.6%
Diamond Offshore Drilling, Inc. (7.4x)	+38%	+51.3%	+167%	-48.1%

*	P/E ratios from FactSet tabulations of analyst estimates for 2008 expected earnings, as of October 24, 2008. Revenue and earnings changes are measured in $U.S., as of September 30, 2008, using FactSet tabulations. Observed share price changes from December 31, 2007 to October 24, 2008 are reported in $U.S. Dividend changes are measured in currencies in which the companies pay dividends, using year-over-year changes for the most recent dividends paid. We first acquired Eli Lilly in December 2007. Philip Morris was spun out of Altria as a new independent entity in March 2008. We owned the other firms listed above throughout the fiscal year ended September 30, 2008.

Eventually, we expect the financial asset liquidation sales to end. In the meantime, we are doing our best to attend as many liquidation sales as possible. Keeping in mind our objective to generate attractive levels of income without employing leverage, we offer low bids to the sellers. Increasingly, our low bids are higher than any other bidders. The leveraged players of yesteryear have no bankers willing to finance them as purchasers. As prices fall, more bankers of the leveraged investors force them to be sellers, and more investors in hedge funds, mutual funds, and other pooled investment vehicles withdraw funds from their managers. MSCI, which compiles equity indices around the world, reported on October 24th that prices of all 48 developed and emerging market indexes it compiles were down in 2008 to date. Twenty-two of these indices were down by more than 50%! Consequently, declining prices for stocks and bonds of a wide variety of issuers globally appear ever more attractive to us, though we recognize that the current economic environment presents challenges to most businesses. GDP will either slow significantly or fall below zero in the second half of 2008 and into 2009. Financial asset prices appear to anticipate this scenario. We believe that most of our portfolio companies can emerge from the current recession in stronger competitive positions than when they entered it.

Over the last five years, the annual dividends paid by Thornburg Investment Income Builder from net investment income have increased at an average annual rate of 16.7%, from 55¢ per Class A share for the year ended September 30, 2004 to $1.02 for the fiscal year just ended. Over time, higher income dividends

14    Certified Annual Report

are their own reward, so long as an investment portfolio that powers them remains in place. While it is clear that the market prices of most Income Builder investments have declined over the past year, we continue to believe that the income generators in your portfolio have considerable intrinsic value. In time, we expect these values to be recognized.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful holiday season and New Year.

Sincerely,

Brian McMahon	Brad Kinkelaar	Jason Brady, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    15

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2008

ASSETS
Investments at value (Note 2)
Non-controlled affiliated issuers (cost $156,593,977)	$71,180,019
Non-affiliated issuers (cost $3,838,091,299)	3,394,395,933
Cash	118,473,867
Cash denominated in foreign currency (cost $932,064)	885,080
Receivable for investments sold
Non-controlled affiliated issuers	710,226
Non-affiliated issuers	2,181,361
Receivable for fund shares sold	6,516,377
Unrealized gain on forward exchange contracts (Note 7)	64,293,282
Dividends receivable	8,705,201
Interest receivable	13,673,506
Prepaid expenses and other assets	30,229

Total Assets	3,681,045,081

LIABILITIES
Payable for securities purchased	51,445,746
Payable for fund shares redeemed	29,486,154
Unrealized loss on forward exchange contracts (Note 7)	21,003,829
Payable to investment advisor and other affiliates (Note 3)	3,939,759
Accounts payable and accrued expenses	1,504,039
Dividends payable	1,358,307

Total Liabilities	108,737,834

NET ASSETS	$3,572,307,247

NET ASSETS CONSIST OF:
Undistributed net investment income	$23,305,063
Net unrealized depreciation on investments	(486,118,924)
Accumulated net realized gain (loss)	(161,493,530)
Net capital paid in on shares of beneficial interest	4,196,614,638

$3,572,307,247

16    Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,393,267,604 applicable to 82,629,356 shares of beneficial interest outstanding - Note 4)	$16.86
Maximum sales charge, 4.50% of offering price	0.79

Maximum offering price per share	$17.65

Class C Shares:
Net asset value and offering price per share * ($1,399,947,136 applicable to 82,990,019 shares of beneficial interest outstanding - Note 4)	$16.87

Class I Shares:
Net asset value, offering and redemption price per share ($766,772,029 applicable to 45,185,890 shares of beneficial interest outstanding - Note 4)	$16.97

Class R3 Shares:
Net asset value, offering and redemption price per share ($11,847,910 applicable to 703,236 shares of beneficial interest outstanding - Note 4)	$16.85

Class R4 Shares:
Net asset value, offering and redemption price per share ($251,220 applicable to 14,833 shares of beneficial interest outstanding - Note 4)	$16.94

Class R5 Shares:
Net asset value, offering and redemption price per share ($221,348 applicable to 13,038 shares of beneficial interest outstanding - Note 4)	$16.98

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report    17

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2008

INVESTMENT INCOME:
Dividend income
Non-controlled affiliated issuers (net of foreign taxes withheld of $546,634)	$12,803,735
Non-affiliated issuers (net of foreign taxes withheld of $13,017,673)	202,403,494
Interest income (net of premium amortized of $377,694)	47,415,858

Total Income	262,623,087

EXPENSES:
Investment advisory fees (Note 3)	30,825,381
Administration fees (Note 3)
Class A Shares	2,246,514
Class C Shares	2,071,745
Class I Shares	364,972
Class R3 Shares	14,356
Class R4 Shares	136
Class R5 Shares	104
Distribution and service fees (Note 3)
Class A Shares	4,507,305
Class C Shares	16,635,741
Class R3 Shares	57,094
Class R4 Shares	272
Transfer agent fees
Class A Shares	1,491,980
Class C Shares	1,721,010
Class I Shares	356,600
Class R3 Shares	24,031
Class R4 Shares	1,256
Class R5 Shares	2,196
Registration and filing fees
Class A Shares	136,264
Class C Shares	83,570
Class I Shares	55,318
Class R3 Shares	16,833
Class R4 Shares	15,942
Class R5 Shares	20,483
Custodian fees (Note 3)	1,182,038
Professional fees	179,629
Accounting fees	131,225
Trustee fees	75,030
Other expenses	662,151

Total Expenses	62,879,176
Less:
Expenses reimbursed by investment advisor (Note 3)	(2,125,283)
Fees paid indirectly (Note 3)	(56,638)

Net Expenses	60,697,255

Net Investment Income	$201,925,832

18    Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2008

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold
Non-controlled affiliated issuers	$(27,099,462)
Non-affiliated issuers	(100,310,413)
Foreign currency transactions	(59,309,685)

(186,719,560)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,158,217,017)
Foreign currency translation	69,299,608

(1,088,917,409)

Net Realized and Unrealized Loss	(1,275,636,969)

Net Decrease in Net Assets Resulting From Operations	$(1,073,711,137)

See notes to financial statements.

Certified Annual Report    19

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$201,925,832	$116,042,585
Net realized gain (loss) on investments and foreign currency transactions	(186,719,560)	108,360,392
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(1,088,917,409)	435,315,306

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,073,711,137)	659,718,283

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(87,293,427)	(50,204,595)
Class C Shares	(69,974,272)	(35,449,856)
Class I Shares	(38,332,930)	(19,870,628)
Class R3 Shares	(528,541)	(149,347)
Class R4 Shares	(5,226)	—
Class R5 Shares	(10,324)	(317)
From realized gains
Class A Shares	(36,128,892)	(25,096,354)
Class C Shares	(32,902,777)	(18,583,927)
Class I Shares	(13,856,430)	(8,637,003)
Class R3 Shares	(182,203)	(52,085)
Class R5 Shares	(1,810)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	262,958,781	568,545,293
Class C Shares	396,649,527	706,003,815
Class I Shares	372,408,738	252,258,521
Class R3 Shares	8,197,717	5,498,993
Class R4 Shares	294,327	—
Class R5 Shares	223,121	67,758

Net Increase (Decrease) in Net Assets	(312,195,758)	2,034,048,551

NET ASSETS:
Beginning of year	3,884,503,005	1,850,454,454

End of year	$3,572,307,247	$3,884,503,005

Undistributed net investment income	$23,305,063	$20,548,540

See notes to financial statements.

20    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2008

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Any debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances, using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Foreign currency translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

22    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $2,054,288 for Class C shares, $31,688 for Class R3 shares, $16,945 for Class R4 shares, and $22,362 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2008, the Distributor has advised the Fund that it earned commissions aggregating $993,389 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $535,169 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2008, fees paid indirectly were $56,638.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	32,312,509	$694,658,919	32,442,895	$692,883,081
Shares issued to shareholders in reinvestment of dividends	4,928,456	101,966,780	2,915,652	61,056,323
Shares repurchased	(27,276,934)	(533,691,076)	(8,821,730)	(185,406,263)
Redemption fees received**	—	24,158	—	12,152

Net Increase (Decrease)	9,964,031	$262,958,781	26,536,817	$568,545,293

Class C Shares
Shares sold	28,098,198	$605,445,590	34,745,769	$739,818,421
Shares issued to shareholders in reinvestment of dividends	3,780,967	78,327,028	1,908,232	40,045,995
Shares repurchased	(14,602,336)	(287,145,318)	(3,442,710)	(73,871,246)
Redemption fees received**	—	22,227	—	10,645

Net Increase (Decrease)	17,276,829	$396,649,527	33,211,291	$706,003,815

Certified Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	28,502,232	$584,478,619	14,887,196	$318,805,598
Shares issued to shareholders in reinvestment of dividends	1,872,549	38,475,342	1,043,149	22,020,961
Shares repurchased	(12,599,865)	(250,554,875)	(4,191,444)	(88,572,580)
Redemption fees received**	—	9,652	—	4,542

Net Increase (Decrease)	17,774,916	$372,408,738	11,738,901	$252,258,521

Class R3 Shares
Shares sold	530,412	$11,253,161	313,697	$6,751,609
Shares issued to shareholders in reinvestment of dividends	32,259	656,744	9,170	195,546
Shares repurchased	(182,609)	(3,712,337)	(66,150)	(1,448,208)
Redemption fees received**	—	149	—	46

Net Increase (Decrease)	380,062	$8,197,717	256,717	$5,498,993

Class R4 Shares*
Shares sold	14,552	$289,196	—	$—
Shares issued to shareholders in reinvestment of dividends	281	5,130	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	1	—	—

Net Increase (Decrease)	14,833	$294,327	—	$—

Class R5 Shares*
Shares sold	22,563	$462,911	3,057	$67,798
Shares issued to shareholders in reinvestment of dividends	342	6,456	3	64
Shares repurchased	(12,922)	(246,249)	(5)	(104)
Redemption fees received**	—	3	—	—

Net Increase (Decrease)	9,983	$223,121	3,055	$67,758

*	Effective date for Class R4 shares was February 1, 2008 and for Class R5 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $2,657,360,671 and $1,833,625,442, respectively.

24    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

NOTE 6 – INCOME TAXES

At September 30, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,001,211,142

Gross unrealized appreciation on a tax basis	$146,953,453
Gross unrealized depreciation on a tax basis	(682,588,643)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(535,635,190)

Distributable earnings – ordinary income	$26,753,630

At September 30, 2008, the Fund had tax basis capital losses of $4,262,779 which may be carried forward to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carry forwards expire at September 30, 2016.

At September 30, 2008, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2007 of $616,236 and $110,250,670, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2009.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $3,024,589, decreased accumulated net realized investment loss by $2,226,563, and increased net capital paid in on shares of beneficial interest by $798,026. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from gain/(loss) on foreign currency transactions, investments in partnerships, recharacterization of income received and distributions paid.

The tax character of distributions paid during the year ended September 30, 2008, and September 30, 2007, was as follows:

	2008	2007
Distributions from:
Ordinary income	$240,357,528	$125,439,291
Capital gains	38,859,304	32,604,821

Total Distributions	$279,216,832	$158,044,112

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Dollar	Sell	394,000,000	11/06/08	$600,771,200	$44,337,230	$—
Euro Dollar	Buy	136,740,000	11/06/08	201,554,760	—	(8,441,102)
Great Britain Pound	Sell	101,500,000	11/06/08	198,199,050	17,300,628	—
Great Britain Pound	Buy	25,500,000	11/06/08	49,874,175	—	(4,426,788)
Great Britain Pound	Buy	22,560,000	11/06/08	44,156,688	—	(3,949,117)
Great Britain Pound	Buy	16,080,000	11/06/08	31,845,475	—	(3,186,888)
Great Britain Pound	Buy	13,840,000	11/06/08	25,666,280	—	(999,934)
Swiss Franc	Sell	50,700,000	11/06/08	47,935,103	2,655,424	—

Total unrealized appreciation (depreciation) from forward exchange contracts					$64,293,282	$(21,003,829)

Certified Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosure about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating the impact, if any, that the adoption of FAS 157 will have on the Fund’s financial statements and related disclosures.

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4:

In September 2008, the Financial Accounting Standards Board issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP 133-1”). FSP 133-1 is effective for any financial report ending after November 15, 2008. FSP 133-1 amends each of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require certain additional disclosures by the sellers of credit derivatives and guarantees. FSP 133-1 also clarifies the effective date of FAS 161. Management is evaluating the impact, if any, that the adoption of FSP 133-1 will have on the Fund’s financial statements and related disclosures.

26    Certified Annual Report

FINANCIAL HIGHLIGHTS

  Thornburg Investment Income Builder Fund

	Year Ended September 30,
	2008	2007	2006	2005	2004
Class A Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$23.35	$19.58	$17.93	$15.60	$13.77

Income from investment operations:
Net investment income (loss)	1.04	0.93	0.78	0.73	0.72
Net realized and unrealized gain (loss) on investments	(6.04)	4.23	1.98	2.24	1.66
Total from investment operations	(5.00)	5.16	2.76	2.97	2.38

Less dividends from:
Net investment income	(1.02)	(0.88)	(0.77)	(0.64)	(0.55)
Net realized gains	(0.47)	(0.51)	(0.34)	—	—
Total dividends	(1.49)	(1.39)	(1.11)	(0.64)	(0.55)

Change in net asset value	(6.49)	3.77	1.65	2.33	1.83

NET ASSET VALUE, end of year	$16.86	$23.35	$19.58	$17.93	$15.60

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(22.48)	27.40	16.05	19.21	17.40
Ratios to average net assets:
Net investment income (loss) (%)	5.01	4.39	4.22	4.26	4.72
Expenses, after expense reductions (%)	1.25	1.30	1.38	1.47	1.50
Expenses, after expense reductions and net of custody credits (%)	1.25	1.30	1.38	1.47	1.49
Expenses, before expense reductions (%)	1.25	1.30	1.38	1.47	1.50

Portfolio turnover rate (%)	46.07	62.60	55.29	76.76	109.21

Net assets at end of year (thousands)	$1,393,268	$1,697,061	$903,347	$515,915	$224,522

(a)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS, CONTINUED

  Thornburg Investment Income Builder Fund

	Year Ended September 30,
	2008	2007	2006	2005	2004
Class C Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$23.37	$19.60	$17.95	$15.62	$13.79

Income from investment operations:
Net investment income (loss)	0.90	0.81	0.70	0.66	0.66
Net realized and unrealized gain (loss) on investments	(6.04)	4.22	1.97	2.24	1.66
Total from investment operations	(5.14)	5.03	2.67	2.90	2.32

Less dividends from:
Net investment income	(0.89)	(0.75)	(0.68)	(0.57)	(0.49)
Net realized gains	(0.47)	(0.51)	(0.34)	—	—
Total dividends	(1.36)	(1.26)	(1.02)	(0.57)	(0.49)

Change in net asset value	(6.50)	3.77	1.65	2.33	1.83

NET ASSET VALUE, end of year	$16.87	$23.37	$19.60	$17.95	$15.62

RATIOS/SUPPLEMENTAL DATA

Total return (%)	(23.02)	26.64	15.45	18.70	16.89
Ratios to average net assets:
Net investment income (loss) (%)	4.36	3.79	3.73	3.84	4.33
Expenses, after expense reductions (%)	1.90	1.90	1.90	1.90	1.89
Expenses, after expense reductions and net of custody credits (%)	1.90	1.89	1.90	1.89	1.89
Expenses, before expense reductions (%)	2.03	2.06	2.15	2.23	2.25

Portfolio turnover rate (%)	46.07	62.60	55.29	76.76	109.21

Net assets at end of year (thousands)	$1,399,947	$1,535,532	$636,947	$337,489	$143,122

+	Based on weighted average shares outstanding.

See notes to financial statements.

28    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

  Thornburg Investment Income Builder Fund

	Year Ended September 30,				Period Ended September 30, 2004 (a)
	2008	2007	2006	2005
Class I Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$23.50	$19.71	$18.03	$15.64	$14.45

Income from investment operations:
Net investment income (loss)	1.10	1.02	0.88	0.84	0.74
Net realized and unrealized gain (loss) on investments	(6.06)	4.24	1.98	2.22	1.01
Total from investment operations	(4.96)	5.26	2.86	3.06	1.75

Less dividends from:
Net investment income	(1.10)	(0.96)	(0.84)	(0.67)	(0.56)
Net realized gains	(0.47)	(0.51)	(0.34)	—	—
Total dividends	(1.57)	(1.47)	(1.18)	(0.67)	(0.56)

Change in net asset value	(6.53)	3.79	1.68	2.39	1.19

NET ASSET VALUE, end of period	$16.97	$23.50	$19.71	$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(22.20)	27.80	16.53	19.73	12.19
Ratios to average net assets:
Net investment income (loss) (%)	5.34	4.74	4.68	4.86	5.33	(c)
Expenses, after expense reductions (%)	0.89	0.95	0.99	1.00	0.99	(c)
Expenses, after expense reductions and net of custody credits (%)	0.89	0.94	0.98	0.99	0.99	(c)
Expenses, before expense reductions (%)	0.89	0.95	1.02	1.09	1.21	(c)

Portfolio turnover rate (%)	46.07	62.60	55.29	76.76	109.21

Net assets at end of period (thousands)	$766,772	$644,294	$308,859	$129,110	$33,247

(a)	Effective date of this class of shares was November 1, 2003.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    29

FINANCIAL HIGHLIGHTS, CONTINUED

  Thornburg Investment Income Builder Fund

	Year Ended September 30,			Period Ended September 30, 2005(a)
	2008	2007	2006
Class R3 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$23.34	$19.58	$17.93	$16.98

Income from investment operations:
Net investment income (loss)	1.00	0.86	0.82	0.50
Net realized and unrealized gain (loss) on investments	(6.05)	4.24	1.92	0.79
Total from investment operations	(5.05)	5.10	2.74	1.29

Less dividends from:
Net investment income	(0.97)	(0.83)	(0.75)	(0.34)
Net realized gains	(0.47)	(0.51)	(0.34)	—
Total dividends	(1.44)	(1.34)	(1.09)	(0.34)

Change in net asset value	(6.49)	3.76	1.65	0.95

NET ASSET VALUE, end of period	$16.85	$23.34	$19.58	$17.93

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(22.69)	27.10	15.91	7.67
Ratios to average net assets:
Net investment income (loss) (%)	4.89	4.00	4.36	4.27	(c)
Expenses, after expense reductions (%)	1.49	1.50	1.50	1.50	(c)
Expenses, after expense reductions and net of custody credits (%)	1.49	1.50	1.50	1.49	(c)
Expenses, before expense reductions (%)	1.77	2.16	6.05	28.93	(c)(d)

Portfolio turnover rate (%)	46.07	62.60	55.29	76.76

Net assets at end of period (thousands)	$11,848	$7,544	$1,301	$280

(a)	Effective date of this class of shares was February 1, 2005.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

30    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

  Thornburg Investment Income Builder Fund

	Period Ended September 30, 2008 (a)
Class R4 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$21.22

Income from investment operations:
Net investment income (loss)	0.66
Net realized and unrealized gain (loss) on investments	(4.39)
Total from investment operations	(3.73)

Less dividends from:
Net investment income	(0.55)

Change in net asset value	(4.28)

NET ASSET VALUE, end of period	$16.94

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(17.79)
Ratios to average net assets:
Net investment income (loss) (%)	5.28	(c)
Expenses, after expense reductions (%)	1.40	(c)
Expenses, after expense reductions and net of custody credits (%)	1.40	(c)
Expenses, before expense reductions (%)	16.97	(c)(d)

Portfolio turnover rate (%)	46.07

Net assets at end of period (thousands)	$251

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    31

FINANCIAL HIGHLIGHTS, CONTINUED

  Thornburg Investment Income Builder Fund

	Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
Class R5 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$23.51	$20.74

Income from investment operations:
Net investment income (loss)	1.11	0.46
Net realized and unrealized gain (loss) on investments	(6.09)	2.87
Total from investment operations	(4.98)	3.33

Less dividends from:
Net investment income	(1.08)	(0.56)
Net realized gains	(0.47)	—
Total dividends	(1.55)	(0.56)

Change in net asset value	(6.53)	2.77

NET ASSET VALUE, end of period	$16.98	$23.51

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(22.27)	16.19
Ratios to average net assets:
Net investment income (loss) (%)	5.48	3.17	(c)
Expenses, after expense reductions (%)	0.99	0.99	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	0.98	(c)
Expenses, before expense reductions (%)	11.77 (d)	278.77	(c)(d)

Portfolio turnover rate (%)	46.07	62.60

Net assets at end of period (thousands)	$221 $	72

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

32    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2008

CUSIPS: CLASS A—885-215-558, CLASS C—885-215-541, CLASS I—885-215-467, CLASS R3—885-215-384, CLASS R4—885-215-186, CLASS R5—885-215-236

NASDAQ SYMBOLS: CLASS A—TIBAX, CLASS C—TIBCX, CLASS I—TIBIX, CLASS R3—TIBRX, CLASS R4—TIBGX, CLASS R5—TIBMX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/08

Telecommunication Services	14.3%
Banks	12.4%
Energy	10.4%
Diversified Financials	8.3%
Utilities	7.7%
Consumer Services	7.5%
Food, Beverage & Tobacco	6.1%
Materials	4.5%
Semiconductors & Semiconductor Equipment	3.9%
Insurance	3.7%
Pharmaceuticals, Biotechnology & Life Sciences	2.9%
Transportation	2.4%
Media	1.4%
Commercial & Professional Supplies	1.1%
Technology Hardware & Equipment	0.6%
Food & Staples Retailing	0.3%
Retailing	0.2%
Real Estate	0.2%
Software & Services	0.1%

Other Non-Classified Securities:
Taxable Municipal Bonds	6.6%
Asset Backed Securities	1.0%
Other Securities	0.5%
U.S. Government Agencies	0.5%
Foreign Bonds	0.4%
Other Assets & Cash Equivalents	3.0%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/08

United States	51.1%
Italy	8.0%
Spain	5.9%
Australia	5.2%
Switzerland	3.5%
Greece	3.2%
France	2.8%
China	2.6%
United Kingdom	2.5%
Canada	2.3%
Mexico	1.6%
Taiwan	1.3%
Hong Kong	1.0%
South Africa	0.9%
Israel	0.9%
Norway	0.8%
Germany	0.6%
Turkey	0.6%
Russia	0.6%
Malaysia	0.5%
United Arab Emirates	0.3%
Korea	0.2%
Luxembourg	0.2%
Brazil	0.2%
Bermuda	0.1%
Ireland	0.1%

Other Assets & Cash Equivalents	3.0%

Certified Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

	Shares/ Principal Amount	Value
COMMON STOCK — 70.93%

BANKS — 9.54%
COMMERCIAL BANKS — 9.54%
Associated Banc-Corp.	1,100,000	$21,945,000
BancorpSouth, Inc.	368,600	10,368,718
BBVA(1)	2,750,000	44,469,491
EFG Eurobank Ergasias(1)	1,800,000	32,810,545
Huntington Bancshares, Inc.	2,500,000	19,975,000
Intesa Sanpaolo(1)	9,950,000	54,720,798
Liechtensteinische Landesbank AG(1)	910,000	59,988,860
Old National Bancorp	1,124,744	22,517,375
U.S. Bancorp	1,450,000	52,229,000
Webster Financial Corp.	860,000	21,715,000

		340,739,787

COMMERCIAL & PROFESSIONAL SERVICES — 1.04%
PROFESSIONAL SERVICES — 1.04%
Seek Ltd.(1)	9,000,000	37,248,961

		37,248,961

CONSUMER SERVICES — 7.10%
HOTELS, RESTAURANTS & LEISURE — 7.10%
Aristocrat Leisure Ltd.(1)	8,000,000	41,916,673
Berjaya Sports Toto Berhad(1)	12,750,000	16,675,155
FU JI Food & Catering Services(1)	13,000,000	13,296,694
McDonald’s Corp.	1,600,000	98,720,000
OPAP SA(1)	2,700,000	82,874,003

		253,482,525

DIVERSIFIED FINANCIALS — 4.93%
CAPITAL MARKETS — 2.31%
AllianceBernstein Holdings LP	435,420	16,114,894
Apollo Investment Corp.	1,912,501	32,608,142
GMP Capital Trust	1,497,100	14,179,721
Henderson Group plc(1)	5,300,000	10,457,625
Henderson Group plc-CDI(1)	4,800,000	9,133,015
DIVERSIFIED FINANCIAL SERVICES — 2.62%
Bolsas y Mercados Espanoles(1)	900,000	23,268,367
Hong Kong Exchanges & Clearing Ltd.(1)	1,900,000	23,401,188
KKR Financial Holdings, LLC(2)	7,400,000	47,064,000

		176,226,952

ENERGY — 8.25%
ENERGY EQUIPMENT & SERVICES — 2.63%
Diamond Offshore Drilling, Inc.	650,000	66,989,000
Fred Olsen Energy ASA(1)	700,000	27,026,535
OIL, GAS & CONSUMABLE FUELS — 5.62%
Canadian Oil Sands Trust	1,310,800	47,739,354
Eni SpA(1)	3,620,000	95,951,944
Total SA(1)	575,000	34,931,197
Tupras-Turkiye Petrol Rafinerileri A.S.(1)	1,250,000	21,899,594

		294,537,624

34    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 5.39%
BEVERAGES — 1.78%
Coca Cola Co.	1,200,000	$63,456,000
FOOD PRODUCTS — 1.46%
Kraft Foods, Inc. A	1,450,000	47,487,500
Reddy Ice Holdings, Inc.(2)	1,257,412	4,589,554
TOBACCO — 2.15%
Philip Morris	1,600,000	76,960,000

		192,493,054

INSURANCE — 3.27%
INSURANCE — 3.27%
AXA(1)	900,000	29,460,932
Hannover Rueckversicherung AG(1)	600,000	21,958,891
Swiss Re(1)	1,180,000	65,496,440

		116,916,263

MATERIALS — 3.24%
CHEMICALS — 0.89%
Israel Chemicals Ltd.(1)	2,500,000	31,683,623
METALS & MINING — 2.35%
Impala Platinum Holdings Ltd.(1)	1,600,000	32,663,029
Southern Copper Corp.	2,700,000	51,516,000

		115,862,652

MEDIA — 1.08%
MEDIA — 1.08%
Mediaset SpA(1)	4,500,000	28,579,195
Sinclair Broadcast Group, Inc.	2,000,000	10,080,000

		38,659,195

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.71%
PHARMACEUTICALS — 2.71%
Eli Lilly & Co.	2,200,000	96,866,000

		96,866,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.36%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.36%
Intel Corp.	3,900,000	73,047,000
Taiwan Semiconductor Mfg. Co. Ltd. ADR	5,030,401	47,134,857

		120,181,857

TELECOMMUNICATION SERVICES — 12.72%
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.75%
AT&T, Inc.	1,844,900	51,509,608
France Telecom SA(1)	1,250,000	35,062,012
Telefónica SA(1)	5,950,000	141,476,477
Telstra Corp. Ltd.(1)	14,558,781	48,844,091
WIRELESS TELECOMMUNICATION SERVICES — 4.97%
América Móvil SAB de C.V. ADR	1,200,000	55,632,000
China Mobile Ltd.(1)	6,000,000	60,106,042
Vodafone Group plc(1)	28,000,000	61,836,036

		454,466,266

Certified Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

	Shares/ Principal Amount	Value
TRANSPORTATION — 1.92%
TRANSPORTATION INFRASTRUCTURE — 1.92%
Hopewell Highway(1)	15,643,500	$10,885,624
Macquarie Airports(1)	18,334,671	40,308,626
Shenzhen Chiwan Wharf Holdings Ltd.(1)	14,665,727	17,251,266

		68,445,516

UTILITIES — 6.38%
ELECTRIC UTILITIES — 5.83%
Enel SpA(1)	13,000,000	108,519,861
Entergy Corp.	1,120,000	99,691,200
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.55%
Algonquin Power Income Fund Trust(2)	3,710,900	19,526,465

		227,737,526

TOTAL COMMON STOCK (Cost $2,942,954,349)		2,533,864,178

PREFERRED STOCK — 1.53%

BANKS — 1.39%
COMMERCIAL BANKS — 1.39%
Barclays Bank plc	200,000	2,898,000
First Tennessee Bank(3)	12,000	4,365,000
Huntington Bancshares	55,000	42,239,450

		49,502,450

DIVERSIFIED FINANCIALS — 0.14%
CAPITAL MARKETS — 0.14%
Merrill Lynch & Co., Inc.	420,000	3,759,000
Morgan Stanley	120,000	1,258,800

		5,017,800

TOTAL PREFERRED STOCK (Cost $78,736,622)		54,520,250

ASSET BACKED SECURITIES — 0.96%

BANKS — 0.53%
COMMERCIAL BANKS — 0.27%
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.543%, 2/25/2035	$10,600,824	5,021,504
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.686%, 3/25/2035	9,909,084	4,752,595
THRIFTS & MORTGAGE FINANCE — 0.26%
Providian Master Note Trust Series 2006-A1A Class A, 2.518%, 1/15/2013(3)	9,500,000	9,242,626

		19,016,725

DIVERSIFIED FINANCIALS — 0.43%
CAPITAL MARKETS — 0.17%
Bear Stearns ARM Mtg. Series 2003-6 Class 2B-1, 4.829%, 8/25/2033	1,305,979	915,001
Merrill Lynch Mtg. Investors Trust, 4.233%, 8/25/2034	7,307,497	5,067,184
DIVERSIFIED FINANCIAL SERVICES — 0.26%
Banc of America Funding Corp. Series 2006-I Class SB1, 4.738%, 12/20/2036	3,337,267	1,501,770
Banc of America Mtg. Securities Series 2005-A Class B1, 4.868%, 2/25/2035	5,439,000	3,290,595
Citigroup Mtg. Loan Trust, Inc., 5.081%, 3/25/2034	2,524,320	1,774,913
Structured Asset Security Corp. Series 2002-27A Class B1, 5.288%, 1/25/2033	3,943,071	2,878,442

		15,427,905

TOTAL ASSET BACKED SECURITIES (Cost $48,308,780)		34,444,630

36    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

	Shares/ Principal Amount	Value
CORPORATE BONDS — 13.60%

BANKS — 1.52%
COMMERCIAL BANKS — 1.03%
Alfa Diversified, 4.819%, 3/15/2012(3)	$6,125,000	$5,857,950
Fifth Third Bancorp, 6.25%, 5/1/2013	5,000,000	4,249,470
First Tennessee Bank, 5.316%, 12/8/2008	10,000,000	9,922,030
MDM DPR Finance Company SA, 4.819%, 6/15/2012(1)(3)	7,500,000	6,900,000
National City Bank, 7.25%, 7/15/2010	5,000,000	4,008,145
Provident Bank MD, 9.50%, 5/1/2018	4,250,000	3,796,036
Wells Fargo Capital XIII Preferred Note, 7.70%, 12/29/2049	2,500,000	2,180,025
THRIFTS & MORTGAGE FINANCE — 0.49%
Sovereign Bancorp, Inc., 3.09%, 3/1/2009	6,220,000	5,082,934
Sovereign Bancorp, Inc., 3.44%, 3/23/2010	17,500,000	12,420,905

		54,417,495

COMMERCIAL & PROFESSIONAL SERVICES — 0.02%
COMMERCIAL SERVICES & SUPPLIES — 0.02%
Allied Waste North America, Inc., 6.375%, 4/15/2011	500,000	485,000
Waste Management, Inc., 7.375%, 8/1/2010	175,000	181,218

		666,218

CONSUMER SERVICES — 0.44%
HOTELS, RESTAURANTS & LEISURE — 0.44%
NPC International, Inc., 9.50%, 5/1/2014	12,835,000	10,524,700
Seneca Nation of Indians Capital Improvements Authority, 6.75%, 12/1/2013(3)	5,550,000	5,318,287

		15,842,987

DIVERSIFIED FINANCIALS — 2.01%
CAPITAL MARKETS — 0.39%
Goldman Sachs Group, Inc., 5.95%, 1/18/2018	5,000,000	4,124,820
Goldman Sachs Group, Inc., 6.15%, 4/1/2018	5,000,000	4,157,570
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	5,678,296
CONSUMER FINANCE — 1.47%
American Express Credit Co., 5.875%, 5/2/2013	5,000,000	4,608,245
American Honda Finance, 7.625%, 10/1/2018(3)(4)	7,000,000	6,959,981
Capital One Financial Corp., 6.15%, 9/1/2016	25,500,000	19,137,240
SLM Corp., 4.00%, 1/15/2009	5,000,000	4,100,000
SLM Corp., 4.50%, 7/26/2010	12,800,000	9,728,000
SLM Corp. CPI Floating Rate Note, 6.22%, 3/2/2009	5,500,000	5,120,280
SLM Corp. Floating Rate, 3.10%, 1/27/2014	5,000,000	2,852,520
DIVERSIFIED FINANCIAL SERVICES — 0.15%
CIT Group, Inc., 5.00%, 2/13/2014	9,500,000	5,373,855

		71,840,807

ENERGY — 1.76%
ENERGY EQUIPMENT & SERVICES — 0.21%
Calfrac Holdings, 7.75%, 2/15/2015(3)	7,900,000	6,557,000
Seitel, Inc., 9.75%, 2/15/2014	1,000,000	815,000
OIL, GAS & CONSUMABLE FUELS — 1.55%
Chesapeake Energy Corp., 7.00%, 8/15/2014	5,000,000	4,675,000
Enterprise Products Operating LP, 7.034%, 1/15/2068	5,900,000	4,756,757
Gaz Capital SA, 7.343%, 4/11/2013(3)	2,000,000	1,810,000
Gaz Capital SA, 8.146%, 4/11/2018(3)	2,000,000	1,750,000

Certified Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

	Shares/ Principal Amount	Value
GS Caltex Corp., 7.25%, 7/2/2013(1)(3)	$7,000,000	$7,000,000
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,222,085
NuStar Logistics, 7.65%, 4/15/2018	19,000,000	19,100,966
Petroleum Development Corp., 12.00%, 2/15/2018	5,500,000	5,280,000
Petroplus Finance Ltd., 6.75%, 5/1/2014(3)	4,000,000	3,380,000
Plains Exploration & Production Co., 7.625%, 6/1/2018	1,000,000	885,000
Teppco Partners LP, 7.00%, 6/1/2067	2,000,000	1,678,998

		62,910,806

FOOD & STAPLES RETAILING — 0.18%
FOOD & STAPLES RETAILING — 0.18%
Rite Aid Corp., 8.625%, 3/1/2015	3,000,000	1,575,000
Rite Aid Corp., 9.375%, 12/15/2015	9,500,000	4,987,500

		6,562,500

FOOD, BEVERAGE & TOBACCO — 0.75%
BEVERAGES — 0.51%
Anheuser Busch Cos., Inc., 4.70%, 4/15/2012	3,750,000	3,458,179
Constellation Brands, Inc., 8.375%, 12/15/2014	11,000,000	10,890,000
Diageo Capital plc, 5.50%, 9/30/2016	4,000,000	3,837,744
FOOD PRODUCTS — 0.24%
Kraft Foods, Inc., 6.50%, 8/11/2017	5,000,000	4,811,015
Kraft Foods, Inc., 6.125%, 2/1/2018	4,000,000	3,747,108

		26,744,046

INSURANCE — 0.43%
INSURANCE — 0.43%
American General Finance Corp., 4.875%, 7/15/2012	1,000,000	534,969
International Lease Finance Corp., 5.125%, 11/1/2010	5,000,000	3,211,300
Liberty Mutual Group, Inc., 5.75%, 3/15/2014(3)	1,000,000	893,286
Metlife, Inc. Series A, 6.817%, 8/15/2018	4,250,000	4,021,367
Pacific Life Global Funding CPI Floating Rate Note, 7.20%, 2/6/2016(3)	2,000,000	1,876,720
Prudential Holdings LLC, 8.695%, 12/18/2023(3)	4,300,000	4,971,144

		15,508,786

MATERIALS — 1.24%
CONSTRUCTION MATERIALS — 0.54%
Ace Hardware Corp., 9.125%, 6/1/2016(3)	6,250,000	5,343,750
C8 Capital Ltd., 6.64%, 12/31/2049(3)	2,000,000	1,868,980
CRH America, Inc., 8.125%, 7/15/2018	12,250,000	12,018,291
METALS & MINING — 0.43%
Bemax Resources, 9.375%, 7/15/2014(3)	5,000,000	4,225,000
Freeport-McMoRan Copper & Gold, 8.25%, 4/1/2015	4,500,000	4,421,250
GTL Trade Finance, Inc., 7.25%, 10/20/2017(3)	7,000,000	6,711,530
PAPER & FOREST PRODUCTS — 0.27%
International Paper Co., 7.40%, 6/15/2014	9,500,000	9,514,573

		44,103,374

MEDIA — 0.34%
MEDIA — 0.34%
AOL Time Warner, Inc., 6.875%, 5/1/2012	425,000	421,386
Comcast Corp., 6.30%, 11/15/2017	5,000,000	4,597,510
DIRECTV Holdings, 6.375%, 6/15/2015	5,100,000	4,488,000
DIRECTV Holdings, 7.625%, 5/15/2016(3)	3,000,000	2,715,000

		12,221,896

38    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.19%
BIOTECHNOLOGY — 0.19%
Biogen Idec, Inc., 6.00%, 3/1/2013	$4,000,000	$3,949,608
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 6.872%, 2/1/2014	3,000,000	2,715,630

		6,665,238

REAL ESTATE — 0.18%
REAL ESTATE — 0.18%
Agile Property Holdings Ltd., 9.00%, 9/22/2013(3)	10,000,000	6,400,000

		6,400,000

RETAILING — 0.21%
INTERNET & CATALOG RETAIL — 0.04%
Ticketmaster, 10.75%, 8/1/2016(3)	1,500,000	1,410,000
MULTILINE RETAIL — 0.06%
Parkson Retail Group, 7.125%, 5/30/2012	2,110,000	1,962,300
SPECIALTY RETAIL — 0.11%
Best Buy Co., Inc., 6.75%, 7/15/2013(3)	4,000,000	4,043,008

		7,415,308

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.56%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.56%
KLA Instruments Corp., 6.90%, 5/1/2018	10,000,000	9,298,000
National Semiconductor, 3.05%, 6/15/2010	11,200,000	10,758,362

		20,056,362

SOFTWARE & SERVICES — 0.11%
SOFTWARE — 0.11%
BMC Software, Inc., 7.25%, 6/1/2018	4,000,000	4,032,580

		4,032,580

TECHNOLOGY HARDWARE & EQUIPMENT — 0.55%
COMMUNICATIONS EQUIPMENT — 0.45%
Corning, Inc., 6.05%, 6/15/2015(5)	8,094,000	7,735,128
Motorola, Inc., 6.00%, 11/15/2017	10,000,000	8,448,770
COMPUTERS & PERIPHERALS — 0.10%
Jabil Circuit, Inc., 5.875%, 7/15/2010	3,485,000	3,345,600

		19,529,498

TELECOMMUNICATION SERVICES — 1.30%
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.30%
Level 3 Financing, Inc., 9.25%, 11/1/2014	33,600,000	25,368,000
Level 3 Financing, Inc. Senior Notes, 12.25%, 3/15/2013	6,000,000	5,310,000
TCI Communications, Inc., 7.875%, 8/1/2013	2,285,000	2,374,497
Vimpelcom, 8.25%, 5/23/2016(3)	4,500,000	3,195,000
Windstream Corp., 8.125%, 8/1/2013	10,800,000	10,260,000

		46,507,497

TRANSPORTATION — 0.46%
AIR FREIGHT & LOGISTICS — 0.14%
FedEx Corp., 5.50%, 8/15/2009	5,000,000	4,980,040
ROAD & RAIL — 0.32%
Hertz Corp., 8.875%, 1/1/2014	13,205,000	11,389,312

		16,369,352

Certified Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

	Shares/ Principal Amount	Value
UTILITIES — 1.35%
ELECTRIC UTILITIES — 0.51%
Monongahela Power, 5.70%, 3/15/2017(3)	$7,000,000	$6,437,025
Taqa Abu Dhabi National Energy Co., 7.25%, 8/1/2018(3)	3,500,000	3,412,189
Taqa Abu Dhabi National Energy Co., 6.60%, 8/1/2013(3)	8,500,000	8,438,213
GAS UTILITIES — 0.77%
Oneok Partners, LP Senior Notes, 5.90%, 4/1/2012	3,000,000	2,951,280
Southern Union Co., 7.20%, 11/1/2066	19,900,000	14,614,719
Southwest Gas Corp., 7.625%, 5/15/2012	9,465,000	9,788,457
MULTI-UTILITIES — 0.07%
Union Electric Co., 6.70%, 2/1/2019	2,500,000	2,414,078

		48,055,961

TOTAL CORPORATE BONDS (Cost $546,295,473)		485,850,711

CONVERTIBLE BONDS — 1.58%

DIVERSIFIED FINANCIALS — 1.18%
DIVERSIFIED FINANCIAL SERVICES — 1.18%
KKR Financial Holdings, LLC, 7.00%, 7/15/2012(3)	56,600,000	42,096,250

		42,096,250

FOOD & STAPLES RETAILING — 0.07%
FOOD & STAPLES RETAILING — 0.07%
Rite Aid Corp., 8.50%, 5/15/2015	4,250,000	2,555,312

		2,555,312

TELECOMMUNICATION SERVICES — 0.33%
WIRELESS TELECOMMUNICATION SERVICES — 0.33%
NII Holdings, 3.125%, 6/15/2012	15,800,000	11,692,000

		11,692,000

TOTAL CONVERTIBLE BONDS (Cost $65,148,096)		56,343,562

MUNICIPAL BONDS — 0.11%

Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	2,017,520
Victor New York, 9.20%, 5/1/2014	2,000,000	2,083,420

TOTAL MUNICIPAL BONDS (Cost $4,112,699)		4,100,940

U.S. GOVERNMENT AGENCIES — 0.45%

Federal National Mtg. Association CPI Floating Rate Note, 6.162%, 2/17/2009	2,000,000	2,000,000
Federal National Mtg. Association Remic Series 2006-B1 Class AB, 6.00%, 6/25/2016	13,867,984	13,945,004

TOTAL U.S. GOVERNMENT AGENCIES (Cost $15,818,789)		15,945,004

FOREIGN BONDS — 0.38%

ENERGY — 0.19%
OIL, GAS & CONSUMABLE FUELS — 0.19%
OAO Gazprom, 7.25%, 2/22/2010 (RUB)	195,000,000	6,858,450

		6,858,450

40    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

	Shares/ Principal Amount	Value
MEDIA — 0.02%
MEDIA — 0.02%
Independent News & Media plc, 5.75%, 5/17/2009 (EUR)	$600,000	$810,893

		810,893

MISCELLANEOUS — 0.17%
MISCELLANEOUS — 0.17%
Republic of Brazil, 12.50%, 1/5/2016 (BRL)	10,750,000	5,861,120

		5,861,120

TOTAL FOREIGN BONDS (Cost $14,878,380)		13,530,463

YANKEE BONDS — 0.51%

BANKS — 0.12%
COMMERCIAL BANKS — 0.12%
Korea Development Bank, 5.30%, 1/17/2013	800,000	794,613
Landsbanki Islands HF, 7.431%, 12/31/2049(3)	5,000,000	2,763,575
Shinhan Bank, 6.819%, 9/20/2036	900,000	713,981

		4,272,169

ENERGY — 0.39%
OIL, GAS & CONSUMABLE FUELS — 0.39%
Griffin Coal Mining Ltd., 9.50%, 12/1/2016(3)	22,000,000	14,080,000

		14,080,000

TOTAL YANKEE BONDS (Cost $28,628,775)		18,352,169

OTHER SECURITIES — 0.46%

LOAN PARTICIPATIONS — 0.46%
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/8/2015	4,438,776	3,591,724
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/9/2015	38,265	30,963
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/31/2015	271,684	219,838
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/31/2015	42,092	34,059
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/8/2015	4,209,184	3,405,945
Mylan Laboratories, Inc., 5.75%, 10/2/2014	4,081,455	3,810,488
Mylan Laboratories, Inc., 7.063%, 10/2/2014	3,912,363	3,652,621
Mylan Laboratories, Inc., 7.063%, 10/2/2014	1,956,182	1,826,311

TOTAL OTHER SECURITIES (Cost $17,751,217)		16,571,949

SHORT TERM INVESTMENTS — 6.50%

California State, (LOC: Bank of America), (weekly demand note) put 10/7/2008, 7.60%, 5/1/2040	14,675,000	14,667,369
Charlotte-Mecklenberg Hospital Authority, (Carolina B; Insured: Bayeriche Landesbank) put 10/7/2008, 7.25%, 1/15/2038	89,150,000	89,150,000
Eastern Municipal Water District California, (LOC: JP Morgan Chase), (weekly demand note) put 10/7/2008, 7.67%, 7/1/2020	17,620,000	17,609,428
Harris County Texas Health Facilities, (Baylor College of Medicine; LOC: JP Morgan Chase), (weekly demand note) put 10/7/2008, 7.94%, 11/15/2047	65,000,000	64,988,750
JEA Florida Electrical Services Revenue, (Insured: Dexia Credit Local), (weekly demand note) put 10/7/2008, 7.95%, 10/1/2036	14,050,000	14,041,289
Mississippi State, (Nissan; Insured: Bank of America), (weekly demand note) put 10/7/2008, 9.50%, 11/1/2028	31,600,000	31,595,260

TOTAL SHORT TERM INVESTMENTS (Cost $232,052,096)		232,052,096

Certified Annual Report    41

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008

Value
TOTAL INVESTMENTS — 97.01% (Cost $3,994,685,276)	$3,465,575,952

OTHER ASSETS LESS LIABILITIES — 2.99%	106,731,295

NET ASSETS — 100.00%	$3,572,307,247

Footnote Legend

+	Non-income producing
(1)	Foreign equity security fair valued by independent pricing service on valuation date, September 30, 2008, or debt obligation currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
(2)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept 30, 2007	Gross Additions	Gross Reductions	Shares at Sept 30, 2008	Market value Sept 30, 2008	Dividend Income
Algonquin Power Income Fund Trust	4,183,700	—	472,800	3,710,900	$19,526,465	$3,097,593
KKR Financial Holdings, LLC	2,556,500	4,843,500	—	7,400,000	47,064,000	8,686,836
Reddy Ice Holdings, Inc.	2,174,471	325,529	1,242,588	1,257,412	4,589,554	1,019,306

					$71,180,019	$12,803,735

Total non-controlled affiliated issuers – 1.99% of net assets.

(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2008, the aggregate value of these securities in the Fund’s portfolio was $180,021,514, representing 5.04% of the Fund’s net assets.
(4)	When-issued security.
(5)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Dollars
CPI	Consumer Price Index
EUR	Denominated in Euro Dollars
LOC	Letter of Credit
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
RUB	Denominated in Russian Rubles
SPA	Stand-by Purchase Agreement

See notes to financial statements.

42    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  Thornburg Investment Income Builder Fund

To the Trustees and Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 19, 2008

Certified Annual Report    43

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2008 and held until September 30, 2008.

	Beginning Account Value 3/31/08	Ending Account Value 9/30/08	Expenses Paid During Period† 3/31/08–9/30/08
Class A Shares
Actual	$1,000.00	$842.60	$5.88
Hypothetical*	$1,000.00	$1,018.62	$6.44

Class C Shares
Actual	$1,000.00	$840.00	$8.74
Hypothetical*	$1,000.00	$1,015.50	$9.57

Class I Shares
Actual	$1,000.00	$844.40	$4.18
Hypothetical*	$1,000.00	$1,020.46	$4.58

Class R3 Shares
Actual	$1,000.00	$842.40	$6.82
Hypothetical*	$1,000.00	$1,017.60	$7.47

Class R4 Shares
Actual	$1,000.00	$843.00	$6.45
Hypothetical*	$1,000.00	$1,018.00	$7.07

Class R5 Shares
Actual	$1,000.00	$844.20	$4.56
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.28%; C: 1.90%; I: 0.91%; R3: 1.48%; R4: 1.40%; and R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

44    Certified Annual Report

INDEX COMPARISON

Thornburg Investment Income Builder Fund	September 30, 2008 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2008 (with sales charge)

	1 Yr	5 Yr	Since Inception
A Shares (Incep: 12/24/02)	(25.97)%	8.90%	10.85%
C Shares (Incep: 12/24/02)	(23.74)%	9.33%	11.18%
I Shares (Incep: 11/3/03)	(22.20)%	—	9.43%
R3 Shares (Incep: 2/1/05)	(22.69)%	—	5.73%
R4 Shares (Incep: 2/1/08)	—	—	(17.79)%*
R5 Shares (Incep: 2/1/07)	(22.27)%	—	(5.95)%
Blended Index (Since: 12/24/02)	(19.24)%	6.58%	7.93%
S&P 500 Index (Since: 12/24/02)	(21.98)%	5.17%	6.73%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, or R5 shares. Class A and I shares are subject to a 1% 30-day redemption fee.

The Blended Index is comprised of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars. The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

Certified Annual Report    45

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 62 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO to 2007 and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 52 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 63 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 67 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 62 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Beijing, China (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 59 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 54 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 49 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

46    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 45 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 69 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 41 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 38 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 37 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 45 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 40 Vice President since 1999	Co-Portfolio Manager, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 38 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 42 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 34 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 50 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 38 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    47

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Thomas Garcia, 37 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 37 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004.	Not applicable

Connor Browne, 29 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 34 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004.	Not applicable

Lewis Kaufman, 32 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

Christopher Ryon, 52 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 33 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 48 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP to 2007.	Not applicable

Jack Gardner, 54 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of fourteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fourteen Funds of the Trust. Each Trustee oversees the fourteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fourteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

48    Certified Annual Report

OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2008, the Fund designates long-term capital gain dividends of $38,859,304.

For the tax year ended September 30, 2008, the Thornburg Investment Income Builder Fund designates 87.19% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

27.43% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2008 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for the purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, including dividend growth data, (iii) measures of the Fund’s investment returns over different periods of time relative to a “world allocation” category of mutual funds having income and capital appreciation objectives, selected by an independent mutual fund analyst firm, relative to the Standard & Poor’s 500 Index, and relative to a blended performance benchmark comprised of two broad-based securities indices, (iv) cumulative return data of the Fund relative to the blended performance benchmark, and (v) comparative

Certified Annual Report    49

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2008 (Unaudited)

measures of portfolio volatility, risk and return. The Trustees considered and discussed the effects of recent market and economic events on the Fund and the Advisor’s responses to these events in the context of the Fund’s investment objectives and policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment performance was lower than the blended benchmark, the Standard & Poor’s 500 Index and the world allocation fund category for the second quarter of the year and in the year to date, and that the Fund’s performance also was lower than the blended benchmark and the category in the 12 months ending with the second quarter. The Trustees also noted in this regard, however, that the Fund’s investment performance had been higher than the benchmark, the index and the category in each calendar year since the Fund’s inception, and that the Fund’s performance fell within the top quartile of the category for the three and five year periods. The Trustees further noted the levels of the Fund’s dividend payments in each quarter since the Fund’s inception together with the annual increase in the Fund’s dividend in each year, and that the Fund’s cumulative return since inception exceeded the cumulative return of the blended benchmark.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to average and median fees and expenses charged to a group of equity income mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the overall expense ratio of the Fund was higher to a small extent than average and median expense ratios for the group of equity income mutual funds assembled by the mutual fund analyst firm, and that the management fee was somewhat higher than the average and median fee rates for the same group of funds, but that the differences were not significant in view of their degree and the other factors considered. The Trustees noted their previous observations respecting fee rates charged by the Advisor to other investment management clients, and their conclusion that fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services required.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund has realized economies of scale and may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

50    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Annual Report.    51

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52    This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Message from the CEO

October 15, 2008

Dear Shareholder:

We have all seen liquidation sales, when a retailer (or any other business) closes its doors and auctions off its assets. Though liquidation sales may be sad for the seller, these events often stir excitement among buyers. Seasoned shoppers – those who are knowledgeable about what the merchandise being liquidated “usually” costs – become particularly excited about finding and buying good-quality items at cut-rate prices. Rarely does someone else’s liquidation sale prompt us as consumers to liquidate our own holdings of clothing, appliances, housing or cars – even if we might have paid more for the same or similar assets in the recent past. On the contrary, consumers usually buy more – to the extent that they can come up with the cash. Liquidation sales are always for cash.

In recent weeks, we have witnessed many investors having exactly the opposite reaction to liquidation sales of financial assets – they are drawn to join the selling frenzy, rather than look for bargains to buy. The liquidation sales have been made by various holders of financial assets – investment banks, banks, hedge funds, investment funds, etc. These holders are either going out of business due to debt-leveraged capital structures, or are forced to shrink the sizes of their portfolios due to customer defections. (NOTE: Thornburg mutual funds have NO leverage. They are 100% funded by equity shares purchased by their shareholders.) It is strange to observe that many investors who hold diversified portfolios of financial assets suddenly feel a need to compete with the forced sellers in a crowded, noisy marketplace – thereby forcing prices even lower! But, that is exactly what has happened in early October of 2008.

We have been asked whether we have EVER seen this kind of environment before, with some questioners reminding that we are too young to have been managing investment portfolios during the 1930s. We were not around for the 1930s, but we HAVE experienced market meltdowns.

Consider the “Asian Debt Crisis” of 1997 and 1998. That environment included many of the same elements as the current macroeconomic environment in the United States:

•	Over-borrowing by banks and consumers;

•	Lenders withdrawing funds from burdened borrowers;

•	Clumsy governmental efforts to shore up weakened financial institutions and asset prices;

•	Declining stock and bond prices;

•	Frantic selling by unnerved owners of financial assets.

To quantify one financial benchmark, the KOSPI (Korean) Stock Index (see Exhibit 1) declined by more than 85% from .89246 to ..19580 (expressed in $US) between June 14th 1997 and June 16th 1998.

The media reports about the financial problems facing the United States now are most negative. The 1997/98 stories about Asia were even worse. Consider the headlines shown on the following page regarding Korea from that period.

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Sound familiar? Some of the actors are new, but the current financial crisis is really a re-run of a “debt bubble” story we have seen several times in the past.

Investors ask, “Are we at the bottom yet?” Though there are many opinions about this, nobody really knows the answer. What we do know is that risk financial assets in the United States and throughout the world are cheaper than they usually are, because prices have declined sharply during 2008. By virtue of this cheapness, we believe that the probabilities of favorable financial outcomes for today’s buyers of significant financial assets are much improved compared to most times. We have the same belief for current holders of significant financial assets who resist the urge to sell.

Let’s return to the case of Korea and the KOSPI Index of leading Korean stocks from the time of the Asian debt crisis. Measured in $US, the KOSPI traded over the entire period from February 2007 to August 1, 2008 above 1.5 (see preceding Exhibit 1). It traded most of the last half of 2007 above 2! Do you appreciate stories of equity portfolios that increase in value by more than 5 times within a decade? In hindsight, everyone reading these words would probably have been DELIGHTED to have purchased the KOSPI Index at any price near its 1998 $US average of .29101, given the 2007 rise in value of this very same index to more than 1.5, and then more than 2! It wasn’t necessary to catch the absolute bottom (.19580) in order to have a very satisfactory investment outcome. And what company stocks were in the KOSPI Index, then and now? … utilities, banks, manufacturers, retailers, consumer goods producers, etc. These are IMPORTANT assets, not just abstractions. The equities of firms in the major U.S. market indices are also important financial assets, with significant intrinsic value.

In 1998, corrections from equity market bottoms happened VERY QUICKLY. Korea’s KOSPI Index gained 104% (from .22426 to .46515) between October 8th and December 31, 1998. In the U.S., the S&P 500 Index gained more than 28% over the same 84-day period.

Headlines from 1997–1998

“Despite a World Class Economy, A Nation Senses Decline,” The New York Times, 2/4/97

“For Decades, Easy Money Fueled Big Business in Asia. Now, Banks Are Sinking and a Huge Bill is Coming Due,” Business Week, 2/24/97

“Debt and Corruption Cases Take Toll On South Korea as Growth Slows,” The Washington Post, 4/20/97

“Government Extends Rescue Loan To Korea First Bank,” BBC, 9/5/97

“End of the ‘Asian Miracle’,” The Washington Post, 9/10/97

“South Korea’s Economic Crisis is Set to Get Worse,” International Herald Tribune, 11/6/97

“Asian Turmoil Strikes South Korea; Stocks Log Biggest One Day Drop; Tokyo, Hong Kong Also Hit,” The Washington Post, 11/8/97

“South Korea Yields to Bailout; GOP Lawmakers Raising Questions About Extent of U.S. Role in Rescue,” Dallas Morning News, 12/4/97

“Seoul Crisis Worsens As More Banks Close,” The New York Times, 12/11/97

“One Korean Certainty: No More Business as Usual,” The New York Times, 1/4/98

“In Hindsight, Signs of Asian Debt Crisis Appear Clear; Bank Loan Problems In 1996 Exposed Mountains of Debt, Shook Investor Confidence,” The Washington Post, 1/4/98

“Grim Assessment by U.N. of Asia Crisis,” The New York Times, 12/3/98

For investors who are not FORCED to sell financial assets today, it is probably best to avoid liquidating unnecessarily into a marketplace occupied by few buyers, many forced sellers, and rattled everyday investors who have become caught up in the drama. For investors who have a bit of cash, we believe it is wise to buy what the forced sellers (and their sympathizers) are selling today. The forced liquidations will run their course and the bargains associated with these liquidations will vanish.

Sincerely,

Brian McMahon
CEO and Chief Investment Officer

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $43 billion. Founded in 1982, the firm manages six equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $141 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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Waste not, Wait not

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management®

800.847.0200

Distributor:

Thornburg Securities Corporation®

800.847.0200

TH857

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Strategies for Building Real Wealth

Thornburg Global Opportunities Fund

Informational Brochure and
Annual Report – September 30, 2008
Includes All Share Classes

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Special Market Commentary from **Brian McMahon, CEO & Chief Investment Officer** *on page 44*

Thornburg Global Opportunities Fund

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

Important Information

The information presented on the following pages was current as of September 30, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for some of the Funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investment may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

KOSPI Index – A comprehensive capitalization weighted index that tracks the continuous price performance of all common stocks listed on the Korea Stock Exchange.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index – The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality.

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Thornburg Global Opportunities Fund

CO-PORTFOLIO MANAGERS

Left to right: W. Vinson Walden, CFA, and Brian McMahon

KEY PORTFOLIO ATTRIBUTES

As of 9/30/08

Portfolio P/E Trailing 12-months*	11.1x
Portfolio Price to Cash Flow*	7.1
Portfolio Price to Book Value*	2.0
Median Market Cap*	$7.4 B
Equity Holdings	33
* Source: FactSet

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.55%, as disclosed in the most recent Prospectus.

Investment fads come and go, and the landscape is littered with funds which generated an avalanche of interest for a brief period of time, then fell by the wayside when the market turned its attention to the next hot trend. At Thornburg Investment Management, we believe that the soundest investments over the long-term are conceptually simple and grounded in common sense. It is with this mindset that we created the Thornburg Global Opportunities Fund.

The Fund was launched in 2006 to capitalize on what Thornburg Investment Management is known for — solid, bottom-up research based on a team-oriented, flexible approach to uncovering value. The goal in creating the Fund was to leverage the research of the entire Thornburg equity investment team, while employing a broad mandate to pursue companies across the globe. Once identified, a focused number of stocks are combined into a compact, yet diversified portfolio.

The philosophy of Thornburg Global Opportunities Fund is straightforward — to purchase promising companies that the team feels are trading at a discount to their intrinsic value. As the balance sheets of global companies become more complex, it is getting increasingly difficult to see how some companies actually make money. These companies are not the ones pursued in the Global Opportunities Fund.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/08

	1 Yr	Since Inception
A Shares (Incep: 7/28/06)
Without Sales Charge	(30.85)%	7.69%
With Sales Charge	(33.98)%	5.44%
MSCI AC World Index (Since: 7/28/06)	(26.87)%	(2.77)%

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Rather, we believe that straightforward business models executed by capable management teams make the best investments.

The Thornburg Global Opportunities Fund is unique in the marketplace. Currently, assets in the global stock universe are concentrated in a few very large funds. Based on size alone, these funds must focus on the largest-capitalization stocks, or alternatively, spread their assets across a tremendous number of names. In fact, about 85% of category assets are concentrated in 10 funds, and the average world stock fund holds approximately 180 stocks (as of 9/30/08).

Thornburg Global Opportunities Fund is different, in that it will typically be focused in 30–40 stocks which the management team feels have the best combination of promise and discount. Each stock is analyzed thoroughly on its own merits, and the team then combines them into a portfolio of stocks, which, working in concert with each other, provides what they believe are the best long-term prospects for investors. The result is a Fund which looks quite unlike either the MSCI AC World Index or its peers.

Thornburg Global Opportunities Fund is grounded in common sense principles, which we think resonate well with investors and make sense over the long-term.

STOCKS CONTRIBUTING AND DETRACTING

FOR YEAR ENDED 9/30/08

Top Contributors	Top Detractors
Quadra Realty Trust, Inc.	Country Garden Holdings Co. Ltd.
Apache Corp.	KKR Financial Holdings LLC
Huron Consulting Group, Inc.	Mercator Minerals Ltd.
Crown Castle International Corp.	Eastern Platinum Ltd.
Deutsche Bank AG	Hong Kong Exchanges & Clearing Ltd.

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 9/30/08

TOP TEN HOLDINGS

As of 9/30/08

Eclipsys Corp.	4.5%
Telefónica SA	4.4%
Comcast Corp.	4.3%
China Mobile Ltd.	4.2%
Hong Kong Exchanges & Clearing Ltd.	3.9%
Global Crossing Ltd.	3.9%
Swiss Re	3.9%
Millicom International Cellular S.A.	3.8%
Liechtensteinische Landesbank AG	3.8%
Teva Pharmaceutical Industries Ltd.	3.8%

PORTFOLIO COMPOSITION

As of 9/30/08

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Thornburg Global Opportunities Fund

September 30, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report    7

Letter to Shareholders

October 28, 2008

Dear Fellow Shareholder:

This letter will be longer than others we have written for the financial reports of Thornburg Global Opportunities Fund. In addition to covering the basic results of your Fund’s investment activities for the twelve-month period ended September 30, 2008, we believe it is appropriate to comment more extensively on the overall investment landscape, which has changed in important ways in recent months.

For the fiscal year ended September 30, 2008, the Fund’s net asset value (NAV) per Class A share decreased by $6.68 to $13.38. This decrease includes capital gain distributions of 53.9¢ per share, paid to shareholders in November 2007. The Fund also paid income dividends of 13.6¢ per Class A share. The income dividends per share were higher for Class I and R5 shares, and lower on the Class C, R3, and R4 shares, to account for varying class-specific expenses. Total return for the fiscal year was negative 30.85% for Class A shares at NAV. The MSCI AC World Index had a total return of negative 26.87%.

For the fiscal year ended September 30, 2008, Thornburg Global Opportunities Fund underperformed the MSCI AC World Index by 3.98%. We caution against drawing definitive conclusions from short-term performance comparisons. Each industry sector of your equity portfolio and each industry sector of the MSCI AC World Index delivered negative price performance for the year. Your Fund’s holdings in the energy, materials, and financial sectors underperformed relative to index portfolio stocks in these sectors. In the prior year, many of these same stocks contributed strongly to the Fund’s performance. While we harvested some gains, it is obvious that we could have harvested more. We maintained a large weighting in cash generative telecommunication service providers. The price performance of these telecom stocks, down 29.7% on average, did not cushion the overall Fund portfolio performance as much as we would have anticipated, even though results of most of these businesses have been in line with our expectations. Since inception, your Fund has outperformed the MSCI AC World Index by 10.46%, as noted on page 4 of this booklet for Class A shares at NAV. Performance relative to indices for all share classes over various periods is set forth on page 35.

We do not expect to pay any capital gain distributions in 2008.

We are not pleased with the depreciation in the market prices of most of the stocks in your Fund’s portfolio over the fiscal year, and in the following weeks. What happened?

In brief, an enormous buildup in financial leverage throughout the developed world, and especially in the United States, is being unwound. This liquidation has exerted downward pressure on prices of stocks and bonds for more than a year, as debt previously accumulated by banks, brokerage firms, hedge funds and others has been reduced via asset liquidations. Both the liquidations and price reductions have become particularly disorderly in recent months, and the degree of downward price pressure has exceeded our expectations. The most acute price declines generally coincided with the demise of Lehman Brothers in September, which has been followed by one of the largest going-out-of-business inventory liquidations ever

8    Certified Annual Report

seen . . . hundreds of billions of dollars of financial assets accumulated over years. The consequent decline in financial asset prices has pushed other investors holding these assets against future liabilities, including insurance companies and hedge funds, to sell. Finally, certain other investors who have become caught up in the drama of falling prices have joined in the selling.

It is instructive to note how much leverage was built up in recent years. The U.S. Securities & Exchange Commission publishes a composite balance sheet for all U.S. registered broker dealers, which shows the following dynamic over the four-year period from December 31, 2002 to December 31, 2006:

Category	$ Billions 12/31/2002	$ Billions 12/31/2006	$ Billions Change	Percent Change
Total Assets	$3,114	$5,908	+$2,794	+88%
Total Liabilities	$2,990	$5,743	+$2,753	+92%
Total Equity Capital	$124.5	$165.4	+$40.9	+33%

Equity Capital/Total Assets	4.0%	2.8%	1.46% on increase
Number of Firms	5,394	5,077

(source: U.S. Securities & Exchange Commission, FOCUS Reports)

At first glance, the figures in the preceding chart might not seem extraordinary. For perspective, the $2.8 trillion buildup in assets on the balance sheets of the brokerage industry over the four years 2003–2006 far exceeds the change in deposits held by all commercial banks in the United States over the same period. At the end of 2006, the assets held by brokerage firms were roughly equal to the total of all bank deposits in the United States. These assets were more than two times the combined assets of all money market funds in the United States, and were more than four times the combined assets of all bond mutual funds in the United States. Notice that the $2.8 trillion of additional assets on brokerage firm balance sheets were supported by incremental equity capital of only $40.9 billion, which means the new assets on brokerage firm balance sheets were financed by 1.46% equity capital and 98.54% incremental leverage. A portion of the $2.8 trillion asset buildup was residential mortgage loans. The total also included other financial assets: commercial mortgages, business loans, bonds of every description, and stocks.

Now, these assets are being sold, and the leverage is unwinding as rapidly as possible. Because the size of the financial asset pool that must be liquidated – around $2.8 trillion from U.S. brokerage firms alone – is so large relative to the overall size of the pool of unlevered savings in the United States, financial asset prices have fallen significantly in order to attract buyer interest. Normal savers, frightened by the rapid declines in prices of stocks and bonds, have generally stayed away from the liquidation sales so far, preferring the safety of short U.S. government bonds and other very liquid, very high quality investments. Belatedly, the U.S. government has come to the realization that savers around the world will willingly lend money to it at very low yields to buy up these assets, but other buyers are scarce. As you have seen in news reports, the U.S. government is borrowing at very low interest rates in order to invest . . . hopefully, at much higher yields . . . in these financial assets that “normal buyers” now shun.

As shareholders and portfolio managers of Thornburg Global Opportunities Fund, we believe there is excellent value in the majority of the financial assets in the Fund portfolio. We sold certain stocks that we believe will not contribute enough to your Fund’s objective of long-term capital appreciation. Consider the following simple attributes from the FactSet database, applying to the equities in your Fund’s portfolio at September 30, 2008:

Average Change in Revenue	=	+22.2%		(2008 expected, vs 2007)

Average Change in Earnings	=	+27.1%		(2008 expected, vs 2007)

Average Change in Dividend	=	+20%		(2009 expected, vs 2008)

Average Change in Share Price	=	-50.7%		(12/31/07 or acquisition date to 10/24/08)

Average Price/Earnings Ratio	=	9.3	x	(at 10/24/08, using expected 2008 EPS)

Certified Annual Report    9

Letter to Shareholders

Continued

Market prices of most stocks owned in the Global Opportunities portfolio have declined over the course of 2008, with the price declines continuing since the end of our fiscal year on September 30, 2008. While specifics pertaining to the business outlooks of individual firms differ widely, the overall trend of price declines for stocks in your Fund’s portfolio between October 1, 2007 and September 30, 2008 is attributable to (i) a lower multiple being applied to current year earnings than in the recent past; (ii) apparent anxiety about the growth of future earnings, particularly in the face of an expected economic slowdown in the near term; and (iii) diminished investor preference for dividend income from businesses that are capable of generating this income, relative to preferences for absolute stability of invested funds, liquidity, and debt repayment. In the past, we have commented specifically on best and worst performing stocks in your portfolio. Since most stock prices have declined this year by material percentages, we will briefly highlight performances of the largest holdings.

On page 5 of the Annual Report, the top ten equity holdings of the Global Opportunities Fund as of September 30th are listed. Below, we summarize their attributes, noting that the earnings changes for 2008 and 2009 were tabulated based upon analyst forecasts, which are subject to change:

	2008 est.	2008 est.	2009 est.	2008 YTD
Company (2008 P/E*)	Revenue Change	Earnings Change	Earnings Change	Share Price Change
Eclipsys Corp. (14.8x)	+10.5%	+30.8%	-11.4%	-42.8%
Telefónica SA (8.4x)	-.65%	+2.1%	+43%	-44.4%
Comcast Corp. (14.9x)	+11.1%	+18.9%	+19.1%	-29.1%
China Mobile Ltd. (8.9x)	+24.6%	+39.0%	+14.1%	-58.1%
Hong Kong Exchanges & Clearing Ltd. (14.5x)	+13.1%	-9.8%	+7.2%	-67.3%
Global Crossing Ltd. (n.a.)	+15.2%	not applicable	not applicable	-69.3%
Swiss Re (5.1x)	-33.4%	-15.6%	+28.5%	-47.5%
Millicom International Cellular (5.1x)	+32.8%	+18.7%	+16.7%	-76.5%
Liechtensteinische Landesbank AG (8.7x)	-9.6%	-17.3%	+12.7%	-40.2%
Teva Pharmaceutical Industries Ltd. (14.1x)	+19.8%	+16.1%	+10.4%	-16.7%

*	P/E ratios from FactSet tabulations of analyst estimates for 2008 expected earnings, as of October 24, 2008. Revenue and earnings expected changes are measured in $U.S., as of September 30, 2008, using FactSet tabulations of analyst estimates. Share prices are measured in $U.S. from December 31, 2007 to October 24, 2008. We first acquired Global Crossing and Millicom Intl. in June and August 2008, respectively. We owned the other firms listed above throughout the fiscal year ended September 30, 2008.

Eventually, we expect the financial asset liquidation sales to end. In the meantime, rapid price changes can re-arrange relative values in a manner that will cause us to reduce certain existing positions, add to others, or initiate new investment positions. As prices of more stocks and bonds around the world fall, more bankers of the leveraged investors force them to be sellers, and more investors in hedge funds, mutual funds, and other pooled investment vehicles withdraw funds from their managers.

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MSCI, which compiles equity indices around the world, reported on October 24th that prices of all 48 developed and emerging market indexes it compiles were down in 2008 to date. Twenty-two of these indices were down by more than 50%! Consequently, declining prices for stocks and bonds of a wide variety of issuers globally appear ever more attractive to us, though we recognize that the current economic environment presents challenges to most businesses.

GDP expectations for the next twelve months have been reduced in most markets around the world, with many countries now forecast for outright recessions in the second half of 2008 lasting into 2009. We have made changes to your portfolio based upon our perceptions of how evolving circumstances will impact various businesses, and relative price changes have also affected portfolio weightings. We have reduced your portfolio’s exposure to natural resource and emerging markets companies. In many cases, the prospects for these two categories are related. Health care related companies now form a larger percentage of your portfolio.

Thank you for being a shareholder of Thornburg Global Opportunities Fund. In retrospect, we underestimated the downward pressure that liquidation sales by leveraged investors would exert on stock prices around the world, and on the normal functioning of systems of financial intermediation. As October 2008 draws to a close, financial asset liquidations are well under way, a global recession is widely expected, and global equity prices are off by an average of more than 40% for the year. If prior experience is a guide, stock prices will appreciate, perhaps substantially, well before the economic news turns positive again. We believe that most of your portfolio businesses carry low enough valuations to set the stage for future price appreciation, once they come through the current economic challenges with their competitive positions intact or improved.

Remember that you can review descriptions of many of the stocks in your portfolio on our internet site, www.thornburg.com/funds. Best wishes for a wonderful holiday season and New Year.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	September 30, 2008

ASSETS
Investments at value (cost $524,214,262) (Note 2)	$394,634,613
Cash	19,735,122
Receivable for investments sold	745,713
Receivable for fund shares sold	816,669
Unrealized gain on forward exchange contracts (Note 7)	3,172,349
Dividends receivable	485,198
Prepaid expenses and other assets	50,869

Total Assets	419,640,533

LIABILITIES
Payable for fund shares redeemed	2,879,886
Unrealized loss on forward exchange contracts (Note 7)	11,681
Payable to investment advisor and other affiliates (Note 3)	437,751
Accounts payable and accrued expenses	264,518
Dividends payable	788

Total Liabilities	3,594,624

NET ASSETS	$416,045,909

NET ASSETS CONSIST OF:
Undistributed net investment income	$5,841,965
Net unrealized depreciation on investments	(126,454,220)
Accumulated net realized gain (loss)	(39,424,368)
Net capital paid in on shares of beneficial interest	576,082,532

$416,045,909

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2008

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($159,995,838 applicable to 11,956,319 shares of beneficial interest outstanding - Note 4)	$13.38
Maximum sales charge, 4.50% of offering price	0.63

Maximum offering price per share	$14.01

Class C Shares:
Net asset value and offering price per share * ($101,907,891 applicable to 7,708,402 shares of beneficial interest outstanding - Note 4)	$13.22

Class I Shares:
Net asset value, offering and redemption price per share ($154,102,137 applicable to 11,457,755 shares of beneficial interest outstanding - Note 4)	$13.45

Class R3 Shares:
Net asset value, offering and redemption price per share ($35,097 applicable to 2,625 shares of beneficial interest outstanding - Note 4)	$13.37

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,518 applicable to 188 shares of beneficial interest outstanding - Note 4)	$13.38

Class R5 Shares:
Net asset value, offering and redemption price per share ($2,428 applicable to 180 shares of beneficial interest outstanding - Note 4)	$13.46

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Year Ended September 30, 2008

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $858,101)	$18,082,571
Interest income	917,512

Total Income	19,000,083

EXPENSES:
Investment advisory fees (Note 3)	5,140,973
Administration fees (Note 3)
Class A Shares	322,372
Class C Shares	167,290
Class I Shares	100,647
Class R3 Shares	32
Class R4 Shares	2
Distribution and service fees (Note 3)
Class A Shares	640,301
Class C Shares	1,329,607
Class R3 Shares	130
Class R4 Shares	5
Transfer agent fees
Class A Shares	382,280
Class C Shares	200,605
Class I Shares	161,661
Class R3 Shares	1,031
Class R4 Shares	1,168
Class R5 Shares	910
Registration and filing fees
Class A Shares	49,512
Class C Shares	27,741
Class I Shares	32,598
Class R3 Shares	15,978
Class R4 Shares	15,978
Class R5 Shares	15,978
Custodian fees (Note 3)	255,232
Professional fees	85,957
Accounting fees	25,350
Trustee fees	10,996
Other expenses	151,466

Total Expenses	9,135,800
Less:
Expenses reimbursed by investment advisor (Note 3)	(275,271)
Fees paid indirectly (Note 3)	(11,012)

Net Expenses	8,849,517

Net Investment Income	$10,150,566

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Year Ended September 30, 2008

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(36,399,681)
Foreign currency transactions	(361,218)

(36,760,899)

Net change in unrealized appreciation (depreciation) on:
Investments	(187,232,525)
Foreign currency translation	3,323,953

(183,908,572)

Net Realized and Unrealized Loss	(220,669,471)

Net Decrease in Net Assets Resulting From Operations	$(210,518,905)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	Year Ended	Year Ended
	September 30, 2008	September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$10,150,566	$728,863
Net realized gain (loss) on investments and foreign currency transactions	(36,760,899)	16,816,919
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(183,908,572)	56,558,223

Net Increase (Decrease) in Net Assets Resulting from Operations	(210,518,905)	74,104,005

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,015,112)	(2,647)
Class C Shares	(334,642)	—
Class I Shares	(2,715,611)	(17,567)
Class R3 Shares	(441)	—
Class R4 Shares	(22)	—
Class R5 Shares	(27)	—
From realized gains
Class A Shares	(8,262,772)	(223,855)
Class C Shares	(3,642,010)	(86,617)
Class I Shares	(5,983,950)	(226,047)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(5,314,571)	217,027,928
Class C Shares	47,611,421	87,907,758
Class I Shares	128,935,073	74,800,459
Class R3 Shares	46,867	—
Class R4 Shares	3,327	—
Class R5 Shares	3,227	—

Net Increase (Decrease) in Net Assets	(62,188,148)	453,283,417

NET ASSETS:
Beginning of year	478,234,057	24,950,640

End of year	$416,045,909	$478,234,057

Undistributed net investment income	$5,841,965	$652,672

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	September 30, 2008

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on July 28, 2006. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Any debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances, using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2008

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Foreign currency translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2008

investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $224,199 for Class I shares, $17,037 for Class R3 shares, $17,147 for Class R4 shares, and $16,888 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2008, the Distributor has advised the Fund that it earned commissions aggregating $134,292 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $125,298 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2008, fees paid indirectly were $11,012.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	7,801,931	$146,068,191	13,660,081	$238,770,592
Shares issued to shareholders in reinvestment of dividends	487,847	9,037,357	14,864	208,773
Shares repurchased	(9,414,853)	(160,449,772)	(1,252,603)	(21,960,678)
Redemption fees received**	—	29,653	—	9,241

Net Increase (Decrease)	(1,125,075)	$(5,314,571)	12,422,342	$217,027,928

Class C Shares
Shares sold	4,215,177	$78,470,996	5,344,378	$91,693,393
Shares issued to shareholders in reinvestment of dividends	170,775	3,149,277	4,462	62,462
Shares repurchased	(2,077,837)	(34,024,836)	(221,453)	(3,852,049)
Redemption fees received**	—	15,984	—	3,952

Net Increase (Decrease)	2,308,115	$47,611,421	5,127,387	$87,907,758

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2008

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	11,051,219	$214,187,269	4,793,763	$81,916,342
Shares issued to shareholders in reinvestment of dividends	389,918	7,203,956	16,374	230,652
Shares repurchased	(5,362,705)	(92,479,984)	(438,535)	(7,351,459)
Redemption fees received**	—	23,832	—	4,924

Net Increase (Decrease)	6,078,432	$128,935,073	4,371,602	$74,800,459

Class R3 Shares*
Shares sold	3,492	$60,788	—	$—
Shares issued to shareholders in reinvestment of dividends	27	441	—	—
Shares repurchased	(894)	(14,366)	—	—
Redemption fees received**	—	4	—	—

Net Increase (Decrease)	2,625	$46,867	—	$—

Class R4 Shares*
Shares sold	187	$3,304	—	$—
Shares issued to shareholders in reinvestment of dividends	1	23	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	188	$3,327	—	$—

Class R5 Shares*
Shares sold	179	$3,200	—	$—
Shares issued to shareholders in reinvestment of dividends	1	27	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	180	$3,227	—	$—

*	Effective date of these classes of shares was February 1, 2008.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $667,657,178 and $468,023,401, respectively.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2008

NOTE 6 – INCOME TAXES

At September 30, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$530,554,082

Gross unrealized appreciation on a tax basis	$59,673
Gross unrealized depreciation on a tax basis	(135,979,142)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(135,919,469)

Distributable earnings – ordinary income	$4,604,011

At September 30, 2008, the Fund had deferred tax basis currency and capital losses occurring subsequent to October 31, 2007 of $56,198 and $28,793,156, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2009.

At September 30, 2008, the Fund had tax basis capital losses of $88,134, which may be carried forward to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carry forwards expire September 30, 2016.

In order to account for permanent book/tax differences, the Fund increased net capital paid in on shares of beneficial interest by $1,129,826, increased net realized investment loss by $1,234,408, and increased undistributed net investment income by $104,582. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency gains/losses, recharacterization of income from passive foreign investment company gains/ losses and distributions paid.

The tax character of distributions paid during the year ended September 30, 2008, and September 30, 2007, was as follows:

	2008	2007
Distributions from:
Ordinary income	$21,195,150	$556,733
Capital gains	1,759,437	—

Total Distributions	$22,954,587	$556,733

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Dollar	Sell	17,100,000	2/20/09	$24,905,637	$761,721	$—
Swiss Franc	Sell	41,000,000	11/06/08	38,764,087	2,147,385	—
Philippine Peso	Sell	600,000,000	12/16/08	12,894,907	139,175	—
Philippine Peso	Buy	96,000,000	12/16/08	2,052,598	—	(11,681)
Philippine Peso	Buy	160,000,000	12/16/08	3,320,880	80,648	—
Philippine Peso	Buy	94,210,000	12/16/08	1,959,443	43,420	—

Total unrealized appreciation (depreciation) from forward exchange contracts					$3,172,349	$(11,681)

Certified Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2008

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosure about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating the impact, if any, that the adoption of FAS 157 will have on the Fund’s financial statements and related disclosures.

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4:

In September 2008, the Financial Accounting Standards Board issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP 133-1”). FSP 133-1 is effective for any financial report ending after November 15, 2008. FSP 133-1 amends each of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require certain additional disclosures by the sellers of credit derivatives and guarantees. FSP 133-1 also clarifies the effective date of FAS 161. Management is evaluating the impact, if any, that the adoption of FSP 133-1 will have on the Fund’s financial statements and related disclosures.

22    Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Global Opportunities Fund

	Year Ended September 30,			Period Ended September 30,
	2008	2007		2006 (a)
Class A Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$20.06	$12.86		$11.94

Income from investment operations:
Net investment income (loss)	0.30	0.07		0.01
Net realized and unrealized gain (loss) on investments	(6.30)	7.29		0.91
Total from investment operations	(6.00)	7.36		0.92

Less dividends from:
Net investment income	(0.14)	(0.00	)(b)	—
Net realized gains	(0.54)	(0.16)		—
Total dividends	(0.68)	(0.16)		—

Change in net asset value	(6.68)	7.20		0.92

NET ASSET VALUE, end of period	$13.38	$20.06		$12.86

RATIOS/SUPPLEMENTAL DATA

Total return (%)(c)	(30.85)	57.75		7.71
Ratios to average net assets:
Net investment income (loss) (%)	1.68	0.41		0.34	(d)
Expenses, after expense reductions (%)	1.50	1.51		1.70	(d)
Expenses, after expense reductions and net of custody credits (%)	1.49	1.50		1.63	(d)
Expenses, before expense reductions (%)	1.50	1.55		6.12	(d)(e)

Portfolio turnover rate (%)	83.70	91.02		6.08

Net assets at end of period (thousands)	$159,996	$262,475		$8,477

(a)	Fund commenced operations on July 28, 2006.
(b)	Dividends from net investment income per share were less than $(0.01).
(c)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Global Opportunities Fund

	Year Ended September 30,		Period Ended September 30, 2006 (a)
	2008	2007
Class C Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$19.87	$12.84	$11.94

Income from investment operations:
Net investment income (loss)	0.17	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	(6.24)	7.25	0.91
Total from investment operations	(6.07)	7.19	0.90

Less dividends from:
Net investment income	(0.04)	—	—
Net realized gains	(0.54)	(0.16)	—
Total dividends	(0.58)	(0.16)	—

Change in net asset value	(6.65)	7.03	0.90

NET ASSET VALUE, end of period	$13.22	$19.87	$12.84

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(31.38)	56.48	7.54
Ratios to average net assets:
Net investment income (loss) (%)	0.97	(0.34)	(0.40	)(c)
Expenses, after expense reductions (%)	2.25	2.28	2.41	(c)
Expenses, after expense reductions and net of custody credits (%)	2.24	2.28	2.35	(c)
Expenses, before expense reductions (%)	2.25	2.33	9.01	(c)(d)

Portfolio turnover rate (%)	83.70	91.02	6.08

Net assets at end of period (thousands)	$101,908	$107,298	$3,505

(a)	Fund commenced operations on July 28, 2006.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

	Year Ended September 30,		Period Ended September 30, 2006 (a)
	2008	2007
Class I Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$20.16	$12.87	$11.94

Income from investment operations:
Net investment income (loss)	0.40	0.17	0.02
Net realized and unrealized gain (loss) on investments	(6.34)	7.29	0.91

Total from investment operations	(5.94)	7.46	0.93

Less dividends from:
Net investment income	(0.23)	(0.01)	—
Net realized gains	(0.54)	(0.16)	—
Total dividends	(0.77)	(0.17)	—

Change in net asset value	(6.71)	7.29	0.93

NET ASSET VALUE, end of period	$13.45	$20.16	$12.87

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(30.49)	58.51	7.79
Ratios to average net assets:
Net investment income (loss) (%)	2.25	0.97	0.90	(c)
Expenses, after expense reductions (%)	0.99	1.00	1.04	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	0.99	(c)
Expenses, before expense reductions (%)	1.10	1.20	2.98	(c)

Portfolio turnover rate (%)	83.70	91.02	6.08

Net assets at end of period (thousands)	$154,102	$108,461	$12,968

(a)	Fund commenced operations on July 28, 2006.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

	Period Ended September 30, 2008 (a)
Class R3 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$17.91

Income from investment operations:
Net investment income (loss)	0.29
Net realized and unrealized gain (loss) on investments	(4.70)

Total from investment operations	(4.41)

Less dividends from:
Net investment income	(0.13)

Change in net asset value	(4.54)

NET ASSET VALUE, end of period	$13.37

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(24.78)
Ratios to average net assets:
Net investment income (loss) (%)	2.61	(c)
Expenses, after expense reductions (%)	1.49	(c)
Expenses, after expense reductions and net of custody credits (%)	1.49	(c)
Expenses, before expense reductions (%)	67.47	(c)(d)

Portfolio turnover rate (%)	83.70

Net assets at end of period (thousands)	$35

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

	Period Ended September 30, 2008 (a)
Class R4 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$17.91

Income from investment operations:
Net investment income (loss)	0.28
Net realized and unrealized gain (loss) on investments	(4.69)

Total from investment operations	(4.41)

Less dividends from:
Net investment income	(0.12)

Change in net asset value	(4.53)

NET ASSET VALUE, end of period	$13.38

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(24.74)
Ratios to average net assets:
Net investment income (loss) (%)	2.48	(c)
Expenses, after expense reductions (%)	1.41	(c)
Expenses, after expense reductions and net of custody credits (%)	1.40	(c)
Expenses, before expense reductions (%)	864.00	(c)(d)

Portfolio turnover rate (%)	83.70

Net assets at end of period (thousands)	$3

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    27

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Global Opportunities Fund

	Period Ended September 30, 2008 (a)
Class R5 Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$17.98

Income from investment operations:
Net investment income (loss)	0.33
Net realized and unrealized gain (loss) on investments	(4.70)

Total from investment operations	(4.37)

Less dividends from:
Net investment income	(0.15)

Change in net asset value	(4.52)

NET ASSET VALUE, end of period	$13.46

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(24.47)
Ratios to average net assets:
Net investment income (loss) (%)	2.97	(c)
Expenses, after expense reductions (%)	0.92	(c)
Expenses, after expense reductions and net of custody credits (%)	0.92	(c)
Expenses, before expense reductions (%)	850.59	(c)(d)

Portfolio turnover rate (%)	83.70

Net assets at end of period (thousands)	$2

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	September 30, 2008

CUSIPS: CLASS A - 885-215-343, CLASS C - 885-215-335, CLASS I - 885-215-327, CLASS R3 - 885-215-145, CLASS R4 - 885-215-137, CLASS R5 - 885-215-129

NASDAQ SYMBOLS: CLASS A - THOAX, CLASS C - THOCX, CLASS I - THOIX, CLASS R3 - THORX, CLASS R4 - THOVX, CLASS R5 - THOFX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/08

Telecommunication Services	22.0%
Energy	10.7%
Pharmaceuticals, Biotechnology & Life Sciences	10.2%
Diversified Financials	7.8%
Insurance	7.0%
Banks	6.1%
Materials	4.8%
Health Care Equipment & Services	4.5%
Media	4.3%
Technology Hardware & Equipment	3.5%
Transportation	3.0%
Semiconductors & Semiconductor Equipment	2.8%
Consumer Services	2.5%
Commercial & Professional Services	2.4%
Utilities	1.6%
Real Estate	1.0%
Capital Goods	0.6%
Other Assets & Cash Equivalents	5.2%

SUMMARY OF COUNTRY EXPOSURE As of 9/30/08 (percent of equity holdings)

United States	27.7%
Switzerland	14.9%
China	7.9%
Hong Kong	7.2%
Canada	5.8%
Spain	4.6%
Greece	4.3%
Bermuda	4.1%
Luxembourg	4.0%
Israel	4.0%
Russia	3.5%
United Kingdom	3.4%
Italy	3.2%
Mexico	2.9%
Philippines	1.7%
Ireland	0.6%
Brazil	0.2%

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2008

	Shares/ Principal Amount	Value
COMMON STOCK — 94.85%

BANKS — 6.07%
COMMERCIAL BANKS — 6.07%
China Merchants Bank Co., Ltd.(1)	3,905,000	$9,430,164
Liechtensteinische Landesbank AG(1)	240,000	15,821,238

		25,251,402

CAPITAL GOODS — 0.61%
TRADING COMPANIES & DISTRIBUTORS — 0.61%
Babcock & Brown Air Ltd. ADR	269,965	2,524,173

		2,524,173

COMMERCIAL & PROFESSIONAL SERVICES — 2.41%
PROFESSIONAL SERVICES — 2.41%
Huron Consulting Group, Inc.+	176,056	10,031,671

		10,031,671

CONSUMER SERVICES — 2.53%
HOTELS, RESTAURANTS & LEISURE — 2.53%
OPAP SA(1)	343,400	10,540,345

		10,540,345

DIVERSIFIED FINANCIALS — 7.76%
DIVERSIFIED FINANCIAL SE RVICES — 7.76%
BVM&F Bovespa SA	219,889	982,215
Hong Kong Exchanges & Clearing Ltd.(1)	1,302,900	16,047,057
KKR Financial Holdings LLC	2,401,129	15,271,180

		32,300,452

ENERGY — 10.72%
OIL, GAS & CONSUMABLE FUELS — 10.72%
Canadian Natural Resources Ltd.	170,500	11,695,091
Capital Product Partners LP	592,174	6,442,853
Eni S.p.A.(1)	480,400	12,733,512
OAO Gazprom ADR(1)	430,100	13,744,448

		44,615,904

HEALTH CARE EQUIPMENT & SERVICES — 4.48%
HEALTH CARE TECHNOLOGY — 4.48%
Eclipsys Corp.+	889,000	18,624,550

		18,624,550

INSURANCE — 7.04%
INSURANCE — 7.04%
Swiss Re(1)	288,925	16,036,914
Willis Group Holdings Ltd.	411,400	13,271,764

		29,308,678

30    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2008

	Shares/ Principal Amount	Value
MATERIALS — 4.85%
METALS & MINING — 4.85%
Eastern Platinum Ltd.	12,368,700	$11,389,548
Freeport-McMoRan Copper & Gold, Inc.	21,700	1,233,645
Mercator Minerals Ltd.+	1,825,200	7,546,046

		20,169,239

MEDIA — 4.31%
MEDIA — 4.31%
Comcast Corp.	908,300	17,911,676

		17,911,676

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 10.22%
LIFE SCIENCES TOOLS & SERVICES — 3.03%
Bachem Holding AG(1)	159,500	12,618,566
PHARMACEUTICALS — 7.19%
Roche Holding AG(1)	90,000	14,088,763
Teva Pharmaceutical Industries Ltd. ADR	345,400	15,815,866

		42,523,195

REAL ESTATE — 1.01%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.01%
Country Garden Holdings Co.(1)	13,277,749	4,218,608

		4,218,608

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.76%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.76%
Intel Corp.	613,500	11,490,855

		11,490,855

TECHNOLOGY HARDWARE & EQUIPMENT — 3.47%
COMPUTERS & PERIPHERALS — 3.47%
Dell Inc.+	875,600	14,429,888

		14,429,888

TELECOMMUNICATION SERVICES — 22.00%
DIVERSIFIED TELECOMMUNICATION SERVICES — 11.14%
Global Crossing Ltd.+	1,057,952	16,038,552
Level 3 Communications, Inc.+	4,511,600	12,181,320
Telefonica SA(1)	762,500	18,130,389
WIRELESS TELECOMMUNICATION SERVICES — 10.86%
América Móvil SAB de C.V. ADR	249,400	11,562,184
China Mobile Ltd.(1)	1,762,500	17,656,150
Millicom International Cellular S.A.	232,500	15,965,775

		91,534,370

TRANSPORTATION — 2.97%
TRANSPORTATION INFRASTRUCTURE — 2.97%
Shenzhen Chiwan Wharf Holdings Ltd.(1)	10,492,803	12,342,664

		12,342,664

Certified Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2008

	Shares/ Principal Amount	Value
UTILITIES — 1.64%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.64%
PNOC Energy Development Corp.(1)	78,264,700	$6,816,943

		6,816,943

TOTAL COMMON STOCK (Cost $524,214,262)		394,634,613

TOTAL INVESTMENTS — 94.85% (Cost $524,214,262)		$394,634,613
OTHER ASSETS LESS LIABILITIES — 5.15%		21,411,296

NET ASSETS — 100.00%		$416,045,909

Footnote Legend

+	Non-income producing
(1)	Security fair valued by independent pricing service on valuation date, September 30, 2008.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

32    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Global Opportunities Fund

To the Trustees and Shareholders of

Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Global Opportunities Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 19, 2008

Certified Annual Report    33

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	September 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2008 and held until September 30, 2008.

	Beginning Account Value 3/31/08	Ending Account Value 9/30/08	Expenses Paid During Period† 3/31/08–9/30/08
Class A Shares
Actual	$1,000.00	$791.30	$7.13
Hypothetical*	$1,000.00	$1,017.04	$8.03

Class C Shares
Actual	$1,000.00	$788.40	$10.30
Hypothetical*	$1,000.00	$1,013.48	$11.60

Class I Shares
Actual	$1,000.00	$793.90	$4.44
Hypothetical*	$1,000.00	$1,020.05	$5.00

Class R3 Shares
Actual	$1,000.00	$791.60	$6.68
Hypothetical*	$1,000.00	$1,017.55	$7.52

Class R4 Shares
Actual	$1,000.00	$792.00	$6.27
Hypothetical*	$1,000.00	$1,018.00	$7.06

Class R5 Shares
Actual	$1,000.00	$794.10	$4.13
Hypothetical*	$1,000.00	$1,020.39	$4.66

†	Expenses are equal to the annualized expense ratio for each class (A: 1.59%; C: 2.30%; I: 0.99%; R3: 1.49%; R4: 1.40%; R5: 0.92%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34    Certified Annual Report

INDEX COMPARISON

Thornburg Global Opportunities Fund	September 30, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Global opportunities Fund versus MSCI AC World Index (July 28, 2006 to September 30, 2008)

AVERAGE ANNUAL TOTAL RETURNS
For periods ended September 30, 2008 (with sales charge)
	1 Yr	Since Inception
A Shares (Incep: 07/28/06)	(33.98)%	5.44%
C Shares (Incep: 07/28/06)	(32.04)%	6.84%
I Shares (Incep: 07/28/06)	(30.49)%	8.22%
R3 Shares (Incep: 02/01/08)	—	(24.78)%*
R4 Shares (Incep: 02/01/08)	—	(24.74)%*
R5 Shares (Incep: 02/01/08)	—	(24.47)%*
MSCI AC World Index
(Since: 07/28/06)	(26.87)%	(2.77)%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars. Investors may not make direct investments into any index.

Certified Annual Report    35

TRUSTEES AND OFFICERS

Thornburg Global Opportunities Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 62 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO to 2007 and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 52 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 63 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 67 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 62 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Beijing, China (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 59 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 54 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 49 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

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TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 45 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 69 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 41 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 38 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 37 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 45 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 40 Vice President since 1999	Co-Portfolio Manager, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 38 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 42 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 34 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 50 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 38 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

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TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Thomas Garcia, 37 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 37 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004.	Not applicable

Connor Browne, 29 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 34 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004.	Not applicable

Lewis Kaufman, 32 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

Christopher Ryon, 52 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 33 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 48 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP to 2007.	Not applicable

Jack Gardner, 54 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of fourteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fourteen Funds of the Trust. Each Trustee oversees the fourteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fourteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

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OTHER INFORMATION

Thornburg Global Opportunities Fund	September 30, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2008, the Fund designates long-term capital gain dividends of $1,759,437.

For the tax year ended September 30, 2008, the Thornburg Global Opportunities Fund designates 33.62% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

6.18% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the year ended September 30, 2008 qualified for the corporate dividends received deduction.

For the year ended September 30, 2008, foreign taxes paid and foreign source income is $858,101 and $14,874,630, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

Please note that the above information is provided to satisfy Internal Revenue Code notification requirements. Foreign tax information will be provided with your 2008 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment performance since its inception in 2006 relative to a “world stock” category of

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OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2008 (Unaudited)

equity mutual funds selected by an independent mutual fund analyst firm, and relative to a broad-based securities index, (iv) cumulative return data of the Fund relative to the securities index, and (v) a comparative measure of estimated portfolio earnings per share growth. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to these events in view of the Fund’s investment objectives and policies.

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data) that the Fund’s investment performance was generally equivalent in the most recent calendar quarter and in the year to date to the performance of a broad-based securities index and the category of world stock equity mutual funds selected by an independent mutual fund analyst firm, and observed that the Fund’s performance exceeded the performance of the index in the one full calendar year of the Fund’s existence (2007) and since inception and exceeded the performance of the category in calendar year 2007, and that the Fund’s relative performance fell in the top quartile of the category for the 12 months ending with the second quarter. The Trustees also considered in this regard the Fund’s higher historical cumulative return relative to the index since the Fund’s inception.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of global equity mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged to the Fund fell between the average and median fee rates charged to the group of mutual funds assembled by the mutual fund analyst firm, and that the overall expense ratio was comparable to the average expense ratio and higher to a small degree than the median expense ratio for the same fund group. The Trustees noted their previous observations respecting fee rates charged by the Advisor to other investment management clients, and their conclusion that fee rates charged by the Advisor to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as it grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and costs charged to the Fund to fees and expenses charged to other mutual funds.

40    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1 /2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Message from the CEO

October 15, 2008

Dear Shareholder:

We have all seen liquidation sales, when a retailer (or any other business) closes its doors and auctions off its assets. Though liquidation sales may be sad for the seller, these events often stir excitement among buyers. Seasoned shoppers – those who are knowledgeable about what the merchandise being liquidated “usually” costs – become particularly excited about finding and buying good-quality items at cut-rate prices. Rarely does someone else’s liquidation sale prompt us as consumers to liquidate our own holdings of clothing, appliances, housing or cars – even if we might have paid more for the same or similar assets in the recent past. On the contrary, consumers usually buy more – to the extent that they can come up with the cash. Liquidation sales are always for cash.

In recent weeks, we have witnessed many investors having exactly the opposite reaction to liquidation sales of financial assets – they are drawn to join the selling frenzy, rather than look for bargains to buy. The liquidation sales have been made by various holders of financial assets – investment banks, banks, hedge funds, investment funds, etc. These holders are either going out of business due to debt-leveraged capital structures, or are forced to shrink the sizes of their portfolios due to customer defections. (NOTE: Thornburg mutual funds have NO leverage. They are 100% funded by equity shares purchased by their shareholders.) It is strange to observe that many investors who hold diversified portfolios of financial assets suddenly feel a need to compete with the forced sellers in a crowded, noisy marketplace – thereby forcing prices even lower! But, that is exactly what has happened in early October of 2008.

We have been asked whether we have EVER seen this kind of environment before, with some questioners reminding that we are too young to have been managing investment portfolios during the 1930s. We were not around for the 1930s, but we HAVE experienced market meltdowns.

Consider the “Asian Debt Crisis” of 1997 and 1998. That environment included many of the same elements as the current macroeconomic environment in the United States:

•	Over-borrowing by banks and consumers;

•	Lenders withdrawing funds from burdened borrowers;

•	Clumsy governmental efforts to shore up weakened financial institutions and asset prices;

•	Declining stock and bond prices;

•	Frantic selling by unnerved owners of financial assets.

Exhibit 1: KOSPI Stock Index/Korea, 10/31/88 – 9/30/08 (in USD)

To quantify one financial benchmark, the KOSPI (Korean) Stock Index (see Exhibit 1) declined by more than 85% from .89246 to ..19580 (expressed in $US) between June 14th 1997 and June 16th 1998.

The media reports about the financial problems facing the United States now are most negative. The 1997/98 stories about Asia were even worse. Consider the headlines shown on the following page regarding Korea from that period.

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Sound familiar? Some of the actors are new, but the current financial crisis is really a re-run of a “debt bubble” story we have seen several times in the past.

Investors ask, “Are we at the bottom yet?” Though there are many opinions about this, nobody really knows the answer. What we do know is that risk financial assets in the United States and throughout the world are cheaper than they usually are, because prices have declined sharply during 2008. By virtue of this cheapness, we believe that the probabilities of favorable financial outcomes for today’s buyers of significant financial assets are much improved compared to most times. We have the same belief for current holders of significant financial assets who resist the urge to sell.

Let’s return to the case of Korea and the KOSPI Index of leading Korean stocks from the time of the Asian debt crisis. Measured in $US, the KOSPI traded over the entire period from February 2007 to August 1, 2008 above 1.5 (see preceding Exhibit 1). It traded most of the last half of 2007 above 2! Do you appreciate stories of equity portfolios that increase in value by more than 5 times within a decade? In hindsight, everyone reading these words would probably have been DELIGHTED to have purchased the KOSPI Index at any price near its 1998 $US average of .29101, given the 2007 rise in value of this very same index to more than 1.5, and then more than 2! It wasn’t necessary to catch the absolute bottom (.19580) in order to have a very satisfactory investment outcome. And what company stocks were in the KOSPI Index, then and now? … utilities, banks, manufacturers, retailers, consumer goods producers, etc. These are IMPORTANT assets, not just abstractions. The equities of firms in the major U.S. market indices are also important financial assets, with significant intrinsic value.

In 1998, corrections from equity market bottoms happened VERY QUICKLY. Korea’s KOSPI Index gained 104% (from .22426 to .46515) between October 8th and December 31, 1998. In the U.S., the S&P 500 Index gained more than 28% over the same 84-day period.

Headlines from 1997–1998

“Despite a World Class Economy, A Nation Senses Decline,” The New York Times, 2/4/97

“For Decades, Easy Money Fueled Big Business in Asia. Now, Banks Are Sinking and a Huge Bill is Coming Due,” Business Week, 2/24/97

“Debt and Corruption Cases Take Toll On South Korea as Growth Slows,” The Washington Post, 4/20/97

“Government Extends Rescue Loan To Korea First Bank,” BBC, 9/5/97

“End of the ‘Asian Miracle’,” The Washington Post, 9/10/97

“South Korea’s Economic Crisis is Set to Get Worse,” International Herald Tribune, 11/6/97

“Asian Turmoil Strikes South Korea; Stocks Log Biggest One Day Drop; Tokyo, Hong Kong Also Hit,” The Washington Post, 11/8/97

“South Korea Yields to Bailout; GOP Lawmakers Raising Questions About Extent of U.S. Role in Rescue,” Dallas Morning News, 12/4/97

“Seoul Crisis Worsens As More Banks Close,” The New York Times, 12/11/97

“One Korean Certainty: No More Business as Usual,” The New York Times, 1/4/98

“In Hindsight, Signs of Asian Debt Crisis Appear Clear; Bank Loan Problems In 1996 Exposed Mountains of Debt, Shook Investor Confidence,” The Washington Post, 1/4/98

“Grim Assessment by U.N. of Asia Crisis,” The New York Times, 12/3/98

For investors who are not FORCED to sell financial assets today, it is probably best to avoid liquidating unnecessarily into a marketplace occupied by few buyers, many forced sellers, and rattled everyday investors who have become caught up in the drama. For investors who have a bit of cash, we believe it is wise to buy what the forced sellers (and their sympathizers) are selling today. The forced liquidations will run their course and the bargains associated with these liquidations will vanish.

Sincerely,

Brian McMahon
CEO and Chief Investment Officer

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $43 billion. Founded in 1982, the firm manages six equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $141 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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Waste not, Wait not

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

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TH1245

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg International Growth Fund

Informational Brochure and
Annual Report – September 30, 2008

Includes All Share Classes

2    This page is not part of the Annual Report.

Important Information

The information presented on the following pages was current as of September 30, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains for some of the funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

KOSPI Index – A comprehensive capitalization weighted index that tracks the continuous price performance of all common stocks listed on the Korea Stock Exchange.

Morgan Stanley Capital International (MSCI) All Country (AC) World ex-U.S. Growth Index – The Morgan Stanley Capital International All Country World ex-U.S. Growth Index includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (BPS) – A unit equal to 1/100th of 1%. A 1% change = 100 basis points (bps).

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg International Growth Fund

Comprehensive International Growth Investing

PORTFOLIO MANAGER

KEY PORTFOLIO ATTRIBUTES

As of 9/30/08

Portfolio P/E Trailing 12-months*	14.3x
Portfolio Price to Cash Flow*	3.0
Portfolio Price to Book Value*	2.8
Median Market Cap*	$9.4 B
Equity Holdings	41

*	Source: FactSet

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 2.10%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual Class A expenses do not exceed 1.63%. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Across the world, economic growth is presenting a tremendous number of opportunities for investors. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom-up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, portfolio manager Alex Motola and his team will employ a comprehensive, “go-everywhere” approach to growth investing. The team classifies stocks into various growth baskets: Growth Industry Leaders, Consistent Growers, or Emerging Growth Companies. From those baskets, the team will build a portfolio of 40–50 stocks which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund team recognizes this and strives to balance the aims of generating a strong long-term record while managing downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust understanding of a smaller number of portfolio holdings is one of the most effective forms of risk management.

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 9/30/08

	1 Yr	Since Inception
A Shares (Incep: 2/1/07)
Without Sales Charge	(28.98)%	(6.94)%
With Sales Charge	(32.16)%	(9.47)%
MSCI AC World ex-U.S.
Growth Index (Since: 2/1/07)	(29.45)%	(10.38)%

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Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management, and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how the team manages a growth portfolio, especially an international one, from Santa Fe, New Mexico. At Thornburg Investment Management, we embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. The investment process allows the team to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that they believe provide the most attractive risk-reward trade-off. The result is a portfolio which at any given time will look quite unlike the MSCI AC World ex-U.S. Growth Index or the competition. All of this is done with a goal of providing attractive, consistent returns over the long term.

STOCKS CONTRIBUTING AND DETRACTING

YEAR ENDED 9/30/08

Top Contributors	Top Detractors
China Digital TV Holding Co. Ltd.	BM&F Bovespa
Open Text Corp.	Las Vegas Sands Corp.
Coca-Cola Içecek Sanayi A.Ş.	AirMedia Group Inc. (ADS)
Swiss Reinsurance Co.	Porsche Automobil Holding SE
VistaPrint Ltd.	HHLA

Source: FactSet

TOP TEN HOLDINGS

As of 9/30/08

Telefónica SA	4.5%
Amdocs Ltd.	4.4%
HHLA	4.3%
Nestlé SA-REG	3.9%
Roche Holding AG	3.8%
Novo Nordisk A/S	3.7%
América Móvil SAB de C.V.	3.7%
PNOC Energy Development Corp.	3.5%
Nintendo Co. Ltd.	3.5%
Porsche Automobil Holding SE	3.2%

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Thornburg International Growth Fund

September 30, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Annual Report

Letter to Shareholders

October 20, 2008

Dear Fellow Shareholder:

For the year ended September 30, 2008, the Thornburg International Growth Fund returned negative 28.98% for Class A shares at net asset value (NAV). It was a very challenging period for equity investors globally, with major international indices posting double digit percentage losses. Against such a backdrop, the International Growth Fund slightly outperformed its benchmark, the MSCI AC World ex-US Growth Index, which returned negative 29.45%. On September 30, 2007, the NAV per Class A share of the Fund was $14.92 and it ended the fiscal year on September 30, 2008, with an NAV of $10.35. Investments in initial public offerings within the Fund contributed negative 3.90% to performance during the period.

In such a difficult environment for international equities, it is important to make the distinction between absolute and relative performance. Every sector of the benchmark posted negative returns, with several sectors falling in excess of 30%. Within utilities, information technology, and telecommunications, our stocks fell in aggregate. However, they declined on average less than other stocks in their sectors, leading to outperformance on a relative basis.

Utilities were a sector in which we were overweight the benchmark; and two of our holdings posted small gains in a year of broadly negative returns for stocks. Our investment in Austrian-based utility Verbund rose over the period. Verbund generates electricity using hydropower assets, which gives it a competitive advantage over other utilities when fuel prices are rising. This advantage was recognized by the market through the first three quarters of the fiscal year, as oil and coal prices rose sharply. The shares of CEZ Group, a producer and supplier of electricity to the Czech Republic and Eastern Europe also rose early in the period as demand for power and wholesale energy prices climbed.

Information technology was a source of relative strength for the International Growth Fund, with Open Text Corporation contributing to performance. This Canadian IT firm provides software which enables companies to manage enterprise-level content. With strong cash flows and solid distribution partnerships through major software providers, shares of its stock rose in the second half of the fiscal year. Vistaprint Ltd., a provider of customized print and graphic design services to small businesses, continues to execute and grow its business. The market recognized Vistaprint’s promise, and the stock rose since being added to the Fund in March 2008.

As the International Growth Fund is built from the bottom-up, as opposed to top-down, other contributions came from a variety of sectors. Despite the turmoil in the financial

Certified Annual Report    7

Letter to Shareholders

Continued

markets, Swiss Re rose after being added to the Fund late in the period. We purchased the stock late in the fiscal year during a period of particular distress in the markets. Our valuation discipline was rewarded, as the stock rose shortly after being purchased. Coca-Cola Içecek A.Ş. is a Turkish based bottler and distributor of soft drinks. Shares of the company rose on news of strong results and opportunities presented by its entry into the Pakistani soft-drink market.

Not surprisingly, given the market environment, stocks that declined in value outnumbered those that rose. Particularly tough for the International Growth Fund were holdings in the consumer discretionary and financial sectors. Las Vegas Sands Corp. was a leading detractor to performance. While the company is based in the United States, it is developing a global reach, with new properties being developed on the Cotai Strip on Macau, as well as Singapore. Incredibly high expectations for the Macau property were not immediately met, and that, combined with concerns of an overall slowdown in consumer spending pushed the investment thesis, centered on strong future cash flows, well out into the horizon. Therefore, we subsequently exited the position. Another consumer discretionary holding, AirMedia Group Inc., sells advertising on their digital media networks in airports in China and on airlines operating in the region. Despite the fact that the company owns no debt, grew revenues by over 250%, and maintains margins in excess of 25%, the stock declined by over 60% as Chinese equities fell out of favor. Shares of Porsche Automobil Holdings fell amidst a slowdown in auto sales worldwide, as well as questions surrounding its acquisition of Volkswagen.

Over the short life of the International Growth Fund, a number of the stocks of financial exchanges have been owned. BM&F Bovespa SA is an example, and unfortunately it was a leading detractor to performance over the fiscal year. As trading volumes worldwide have declined, the shares of the financial exchanges, including Bovespa, have suffered considerable multiple compression. Another financial holding, EFG Eurobank Ergasias, significantly detracted amidst a generally weak environment for European financials.

Other detractors to performance included Smartrac NV and HHLA. Smartrac supplies inlays that transmit data for contactless credit cards and ePassports. Profits and revenues of the firm have historically ebbed and flowed, and the stock declined against a backdrop of recent weakness. As is the case with all of our portfolio holdings, we continue to monitor business development. HHLA operates three terminals in the Port of Hamburg Germany, Europe’s second largest port. While we believe that long-term dynamics favor HHLA, short-term concerns surrounding declining volumes and pricing weighed on the stock.

Since launching the International Growth Fund in February 2007, our mission has been to generate long-term growth of capital by investing in equity securities selected for their growth potential. With an approach rooted in detailed research, we search for promising international growth companies trading at a discount to their long-term value. We manage risk by diversifying the portfolio across growth investing styles (we divide the portfolio into stocks we classify as Growth Industry Leaders, Consistent Growers, or Emerging Growth companies), geographies, market capitalizations, and industries.

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There is no doubt that the past fiscal year presented an unusual and challenging environment for international equity investors. The process we employ is not centered on predicting when the market will turn. Rather, we operate under the premise that identification of solid growth companies with sound fundamentals, trading at attractive valuations will be rewarded over the long term. Despite the fact that the current environment is unsettling, we believe that opportunities to purchase promising growth companies continue to exist. We encourage you to learn more about the Thornburg International Growth Fund. Highlights of the portfolio, as well as descriptions of each holding can be found at www.thornburg.com/funds.

Sincerely,

Alexander M.V. Motola, CFA Managing Director Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	September 30, 2008

ASSETS
Investments at value (cost $107,798,946) (Note 2)	$79,217,089
Cash	2,540,772
Receivable for investments sold	135,649
Receivable for fund shares sold	88,212
Unrealized gain on forward exchange contracts (Note 7)	2,161,870
Dividends receivable	181,848
Prepaid expenses and other assets	29,947

Total Assets	84,355,387

LIABILITIES
Payable for securities purchased	1,367,392
Payable for fund shares redeemed	917,687
Unrealized loss on forward exchange contracts (Note 7)	1,450,132
Payable to investment advisor and other affiliates (Note 3)	69,731
Accounts payable and accrued expenses	217,109
Dividends payable	53

Total Liabilities	4,022,104

NET ASSETS	$80,333,283

NET ASSETS CONSIST OF:
Undistributed net investment income	$972,581
Net unrealized depreciation on investments	(27,877,865)
Accumulated net realized gain (loss)	(5,646,116)
Net capital paid in on shares of beneficial interest	112,884,683

$80,333,283

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	September 30, 2008

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($28,413,928 applicable to 2,745,054 shares of beneficial interest outstanding - Note 4)	$10.35
Maximum sales charge, 4.50% of offering price	0.49

Maximum offering price per share	$10.84

Class C Shares:
Net asset value and offering price per share * ($23,637,883 applicable to 2,312,001 shares of beneficial interest outstanding - Note 4)	$10.22

Class I Shares:
Net asset value, offering and redemption price per share ($28,163,858 applicable to 2,692,646 shares of beneficial interest outstanding - Note 4)	$10.46

Class R3 Shares:
Net asset value, offering and redemption price per share ($112,833 applicable to 10,889 shares of beneficial interest outstanding - Note 4)	$10.36

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,387 applicable to 230 shares of beneficial interest outstanding - Note 4)	$10.36

Class R5 Shares:
Net asset value, offering and redemption price per share ($2,394 applicable to 229 shares of beneficial interest outstanding - Note 4)	$10.46

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Year Ended September 30, 2008

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $247,763)	$1,898,083
Interest income	269,494

Total Income	2,167,577

EXPENSES:
Investment advisory fees (Note 3)	919,460
Administration fees (Note 3)
Class A Shares	52,920
Class C Shares	35,631
Class I Shares	17,084
Class R3 Shares	85
Class R4 Shares	2
Distribution and service fees (Note 3)
Class A Shares	105,654
Class C Shares	280,819
Class R3 Shares	341
Class R4 Shares	5
Transfer agent fees
Class A Shares	53,261
Class C Shares	55,682
Class I Shares	20,723
Class R3 Shares	1,082
Class R4 Shares	1,002
Class R5 Shares	1,002
Registration and filing fees
Class A Shares	27,474
Class C Shares	21,440
Class I Shares	24,511
Class R3 Shares	15,802
Class R4 Shares	15,802
Class R5 Shares	15,802
Custodian fees (Note 3)	94,335
Professional fees	61,659
Accounting fees	3,386
Trustee fees	1,761
Other expenses	39,320

Total Expenses	1,866,045

Less:
Expenses reimbursed by investment advisor (Note 3)	(130,324)
Investment advisory fees waived by investment advisor (Note 3)	(72,431)
Fees paid indirectly (Note 3)	(7,915)

Net Expenses	1,655,375

Net Investment Income	$512,202

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Year Ended September 30, 2008

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(3,059,377)
Foreign currency transactions	(1,479,285)

(4,538,662)

Net change in unrealized appreciation (depreciation) on:
Investments	(34,705,846)
Foreign currency translation	742,335

(33,963,511)

Net Realized and Unrealized Loss	(38,502,173)

Net Decrease in Net Assets Resulting From Operations	$(37,989,971)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Growth Fund	September 30, 2008

	Year Ended September 30, 2008	For the period from commencement of operations on February 1, 2007 through September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$512,202	$5,873
Net realized gain (loss) on investments and foreign currency transactions	(4,538,662)	1,924,301
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(33,963,511)	6,085,646

Net Increase (Decrease) in Net Assets Resulting from Operations	(37,989,971)	8,015,820
DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	(1,043,825)	—
Class C Shares	(692,219)	—
Class I Shares	(841,205)	—
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	19,403,825	22,548,699
Class C Shares	23,121,017	11,229,605
Class I Shares	13,038,441	23,386,744
Class R3 Shares	149,898	—
Class R4 Shares	3,200	—
Class R5 Shares	3,254	—

Net Increase in Net Assets	15,152,415	65,180,868
NET ASSETS:
Beginning of period	65,180,868	—

End of period	$80,333,283	$65,180,868

Undistributed net investment income	$972,581	$—

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	September 30, 2008

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Any debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances, using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2008

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Foreign currency translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

16    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2008

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the year ended September 30, 2008, the Advisor voluntarily waived investment advisory fees of $72,431. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,496 for Class A shares, $15,927 for Class C shares, $62,318 for Class I shares, $16,975 for Class R3 shares, $16,804 for Class R4 shares, and $16,804 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2008, the Distributor has advised the Fund that it earned commissions aggregating $40,919 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $18,717 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2008, fees paid indirectly were $7,915.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,783,429	$40,878,185	1,859,640	$24,943,384
Shares issued to shareholders in reinvestment of dividends	63,051	972,881	—	—
Shares repurchased	(1,786,855)	(22,448,682)	(174,211)	(2,395,601)
Redemption fees received**	—	1,441	—	916

Net Increase (Decrease)	1,059,625	$19,403,825	1,685,429	$22,548,699

Class C Shares
Shares sold	1,946,922	$28,877,850	842,383	$11,352,704
Shares issued to shareholders in reinvestment of dividends	28,999	444,555	—	—
Shares repurchased	(497,198)	(6,202,344)	(9,105)	(123,492)
Redemption fees received**	—	956	—	393

Net Increase (Decrease)	1,478,723	$23,121,017	833,278	$11,229,605

Certified Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2008

	Year Ended September 30, 2008		Year Ended September 30, 2007
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	1,311,234	$18,680,586	1,901,175	$24,150,347
Shares issued to shareholders in reinvestment of dividends	48,137	747,089	—	—
Shares repurchased	(511,958)	(6,390,352)	(55,942)	(764,907)
Redemption fees received**	—	1,118	—	1,304

Net Increase (Decrease)	847,413	$13,038,441	1,845,233	$23,386,744

Class R3 Shares*
Shares sold	11,033	$151,712	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(144)	(1,815)	—	—
Redemption fees received**	—	1	—	—

Net Increase (Decrease)	10,889	$149,898	—	$—

Class R4 Shares*
Shares sold	230	$3,200	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	230	$3,200	—	$—

Class R5 Shares*
Shares sold	229	$3,254	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	229	$3,254	—	$—

*	Effective date of these classes of shares was February 1, 2008.

**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

The advisor, its owners, employees, and affiliated entities of the Advisor have invested amounts in the Fund valued at $13,076,368, representing 16.28% of the net asset value as of September 30, 2008.

18    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2008

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $105,972,978 and $50,858,790, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$107,798,946

Gross unrealized appreciation on a tax basis	$1,299,646
Gross unrealized depreciation on a tax basis	(29,881,503)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(28,581,857)

Distributable earnings - ordinary income	$972,668

At September 30, 2008, the Fund had tax basis capital losses of $4,974,731 which may be carried forward to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carry forwards expire at September 30, 2016.

In order to account for permanent book/tax differences, the Fund increased accumulated net realized investment loss by $498,514, and increased undistributed net investment income by $498,514. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from passive foreign investment company gains (losses), foreign capital gains tax, and foreign currency gains (losses).

The tax character of distributions paid during the year ended September 30, 2008, and September 30, 2007, was as follows:

	2008	2007
Distributions from:
Ordinary Income	$2,577,249	$—

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Dollar	Sell	8,300,000	12/02/08	$12,779,510	$1,058,496	$—
Euro Dollar	Sell	8,600,000	12/02/08	13,206,590	1,061,925	—
Philippine Peso	Sell	121,000,000	12/16/08	2,600,473	28,067	—
Euro Dollar	Buy	8,335,000	12/02/08	13,219,477	—	(1,449,037)
Philippine Peso	Buy	8,000,000	12/16/08	169,563	513	—
Philippine Peso	Buy	8,925,000	12/16/08	185,243	4,499	—
Philippine Peso	Buy	18,161,000	12/16/08	377,725	8,370	—
Philippine Peso	Buy	9,000,000	12/16/08	192,431	—	(1,095)

Total unrealized appreciation (depreciation) from forward exchange contracts					$2,161,870	$(1,450,132)

Certified Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2008

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48. The Fund’s federal tax returns for the applicable prior fiscal years remain subject to examination by the Internal Revenue Service.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosure about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating the impact, if any, that the adoption of FAS 157 will have on the Fund’s financial statements and related disclosures.

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4:

In September 2008, the Financial Accounting Standards Board issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP 133-1”). FSP 133-1 is effective for any financial report ending after November 15, 2008. FSP 133-1 amends each of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require certain additional disclosures by the sellers of credit derivatives and guarantees. FSP 133-1 also clarifies the effective date of FAS 161. Management is evaluating the impact, if any, that the adoption of FSP 133-1 will have on the Fund’s financial statements and related disclosures.

20    Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg International Growth Fund

Class A Shares:	Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.92	$11.94
Income from investment operations:
Net investment income (loss)	0.07	(0.03)
Net realized and unrealized gain (loss) on investments	(4.27)	3.01
Total from investment operations	(4.20)	2.98
Less dividends from:
Net realized gains	(0.37)	—
Change in net asset value	(4.57)	2.98
NET ASSET VALUE, end of period	$10.35	$14.92
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(28.98)	24.96
Ratios to average net assets:
Net investment income (loss) (%)	0.53	(0.29	)(c)
Expenses, after expense reductions (%)	1.56	1.64	(c)
Expenses, after expense reductions and net of custody credits (%)	1.55	1.62	(c)
Expenses, before expense reductions (%)	1.63	2.10	(c)
Portfolio turnover rate (%)	54.31	113.34
Net assets at end of period (thousands)	$28,414	$25,145

(a)	Fund commenced operations on February 1, 2007.

(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

Class C Shares:	Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.85	$11.94
Income from investment operations:
Net investment income (loss)	(0.03)	(0.10)
Net realized and unrealized gain (loss) on investments	(4.23)	3.01
Total from investment operations	(4.26)	2.91
Less dividends from:
Net realized gains	(0.37)	—
Change in net asset value	(4.63)	2.91
NET ASSET VALUE, end of period	$10.22	$14.85
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(29.53)	24.37
Ratios to average net assets:
Net investment income (loss) (%)	(0.23)	(1.13	)(c)
Expenses, after expense reductions (%)	2.32	2.39	(c)
Expenses, after expense reductions and net of custody credits (%)	2.32	2.38	(c)
Expenses, before expense reductions (%)	2.45	3.23	(c)
Portfolio turnover rate (%)	54.31	113.34
Net assets at end of period (thousands)	$23,638	$12,376

(a)	Fund commenced operations on February 1, 2007.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

See notes to financial statements.

22    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

Class I Shares:	Year Ended Sept. 30, 2008	Period Ended Sept. 30, 2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.99	$11.94
Income from investment operations:
Net investment income (loss)	0.14	0.05
Net realized and unrealized gain (loss) on investments	(4.30)	3.00
Total from investment operations	(4.16)	3.05
Less dividends from:
Net realized gains	(0.37)	—
Change in net asset value	(4.53)	3.05
NET ASSET VALUE, end of period	$10.46	$14.99
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(28.57)	25.54
Ratios to average net assets:
Net investment income (loss) (%)	1.03	0.52	(c)
Expenses, after expense reductions (%)	1.00	1.01	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	0.99	(c)
Expenses, before expense reductions (%)	1.25	1.64	(c)
Portfolio turnover rate (%)	54.31	113.34
Net assets at end of period (thousands)	$28,164	$27,659

(a)	Fund commenced operations on February 1, 2007.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

Class R3 Shares:	Period Ended Sept. 30, 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.94
Income from investment operations:
Net investment income (loss)	0.09
Net realized and unrealized gain (loss) on investments	(3.67)
Total from investment operations	(3.58)
Change in net asset value	(3.58)
NET ASSET VALUE, end of period	$10.36
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(25.68)
Ratios to average net assets:
Net investment income (loss) (%)	1.08	(c)
Expenses, after expense reductions (%)	1.50	(c)
Expenses, after expense reductions and net of custody credits (%)	1.49	(c)
Expenses, before expense reductions (%)	26.47	(c)(d)
Portfolio turnover rate (%)	54.31
Net assets at end of period (thousands)	$113

(a)	Effective date of this class of shares was February 1, 2008.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

See notes to financial statements.

24    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

Class R4 Shares:	Period Ended Sept. 30, 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.94
Income from investment operations:
Net investment income (loss)	0.10
Net realized and unrealized gain (loss) on investments	(3.68)
Total from investment operations	(3.58)
Change in net asset value	(3.58)
NET ASSET VALUE, end of period	$10.36
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(25.68)
Ratios to average net assets:
Net investment income (loss) (%)	1.16	(c)
Expenses, after expense reductions (%)	1.40	(c)
Expenses, after expense reductions and net of custody credits (%)	1.40	(c)
Expenses, before expense reductions (%)	861.94	(c)(d)
Portfolio turnover rate (%)	54.31
Net assets at end of period (thousands)	$2

(a)	Effective date of this class of shares was February 1, 2008.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

Class R5 Shares:	Period Ended Sept. 30, 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.03
Income from investment operations:
Net investment income (loss)	0.14
Net realized and unrealized gain (loss) on investments	(3.71)
Total from investment operations	(3.57)
Change in net asset value	(3.57)
NET ASSET VALUE, end of period	$10.46
RATIOS/SUPPLEMENTAL DATA
Total return (%)(b)	(25.45)
Ratios to average net assets:
Net investment income (loss) (%)	1.57	(c)
Expenses, after expense reductions (%)	0.96	(c)
Expenses, after expense reductions and net of custody credits (%)	0.95	(c)
Expenses, before expense reductions (%)	851.43	(c)(d)
Portfolio turnover rate (%)	54.31
Net assets at end of period (thousands)	$2

(a)	Effective date of this class of shares was February 1, 2008.

(b)	Not annualized for periods less than one year.

(c)	Annualized.

(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

See notes to financial statements.

26    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	September 30, 2008

CUSIPS: CLASS A - 885-215-319, CLASS C - 885-215-293, CLASS I - 885-215-244, CLASS R3 - 885-215-178, CLASS R4 - 885-215-160, CLASS R5 - 885-215-152

NASDAQ SYMBOLS: CLASS A - TIGAX, CLASS C - TIGCX, CLASS I - TINGX, CLASS R3 - TIGVX, CLASS R4 - TINVX, CLASS R5 - TINFX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/08

Telecommunication Services	13.2%
Food, Beverage & Tobacco	11.3%
Utilities	11.1%
Pharmaceuticals, Biotechnology & Life Sciences	9.9%
Software & Services	9.9%
Diversified Financials	8.0%
Banks	6.3%
Media	5.3%
Automobiles & Components	4.9%
Transportation	4.3%
Real Estate	2.8%
Consumer Services	2.5%
Energy	2.2%
Commercial & Professional Services	2.0%
Technology Hardware & Equipment	1.5%
Materials	1.3%
Insurance	1.1%
Capital Goods	0.7%
Consumer Durables & Apparel	0.4%
Other Assets & Cash Equivalents	1.3%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/08 (percent of equity holdings)

Germany	12.9%
Switzerland	11.5%
Denmark	8.7%
United Kingdom	6.8%
Spain	4.6%
South Africa	4.4%
Netherlands	4.1%
Brazil	3.9%
Mexico	3.7%
Philippines	3.6%
Japan	3.6%
Canada	3.3%
United Arab Emirates	2.8%
Austria	2.8%
Czech Republic	2.5%
United States	2.5%
China	2.4%
Greece	2.3%
Qatar	2.1%
Australia	2.0%
Indonesia	2.0%
Turkey	1.9%
India	1.8%
Finland	1.7%
Italy	1.1%
Russia	1.0%

Certified Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2008

	Shares/ Principal Amount	Value
COMMON STOCK — 98.61%

AUTOMOBILES & COMPONENTS — 4.87%
AUTO COMPONENTS — 1.63%
Nokian Renkaat Oyj(1)	54,526	$1,312,057
AUTOMOBILES — 3.24%
Porsche Automobil Holding SE+ (1)	24,000	2,602,567

		3,914,624

BANKS — 6.26%
COMMERCIAL BANKS — 6.26%
Asya Katilim Bankasi AS+ (1)	1,043,300	1,511,468
Commercial Bank of Qatar	58,500	1,673,930
EFG Eurobank Ergasias(1)	100,930	1,839,760

		5,025,158

CAPITAL GOODS — 0.69%
MACHINERY — 0.69%
Bolzoni SpA(1)	176,894	557,802

		557,802

COMMERCIAL & PROFESSIONAL SERVICES — 1.97%
PROFESSIONAL SERVICES — 1.97%
Seek Ltd.(1)	381,665	1,579,625

		1,579,625

CONSUMER DURABLES & APPAREL — 0.38%
TEXTILES, APPAREL & LUXURY GOODS — 0.38%
Antichi Pellettieri SpA(1)	43,600	308,999

		308,999

CONSUMER SERVICES — 2.49%
HOTELS RESTAURANTS & LEISURE — 2.49%
Las Vegas Sands Corp.+	55,364	1,999,194

		1,999,194

DIVERSIFIED FINANCIALS — 8.03%
CAPITAL MARKETS — 2.41%
EFG International(1)	67,200	1,940,142
DIVERSIFIED FINANCIAL SERVICES — 5.62%
BM&F Bovespa SA	481,335	2,150,059
Deutsche Boerse AG(1)	25,800	2,360,969

		6,451,170

ENERGY — 2.18%
OIL, GAS & CONSUMABLE FUELS — 2.18%
OAO Gazprom ADR(1)	24,500	782,932
Petroleo Brasileiro SA ADR	22,100	971,295

		1,754,227

28    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2008

	Shares/ Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 11.28%
BEVERAGES — 7.35%
Carlsberg A/S Class A(1)	25,800	$2,231,825
Carlsberg A/S Class B+(1)	21,800	1,662,105
Heineken Holding NV(1)	51,300	2,013,975
FOOD PRODUCTS — 3.93%
Nestlé SA-REG(1)	73,010	3,155,310

		9,063,215

INSURANCE — 1.14%
INSURANCE — 1.14%
Swiss Re(1)	16,500	915,840

		915,840

MATERIALS — 1.31%
METALS & MINING — 1.31%
Major Drilling Group International, Inc.+	37,700	1,051,030

		1,051,030

MEDIA — 5.33%
MEDIA — 5.33%
Airmedia Group, Inc. ADR+	253,700	1,890,065
Naspers Ltd.(1)	49,600	979,667
Zee Entertainment Enterprises, Ltd(1)	324,100	1,409,434

		4,279,166

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.89%
PHARMACEUTICALS — 9.89%
Glaxosmithkline ADR	26,200	1,138,652
Glaxosmithkline plc(1)	33,600	727,867
Novo Nordisk A/S(1)	58,100	3,012,035
Roche Holding AG(1)	19,600	3,068,219

		7,946,773

REAL ESTATE — 2.78%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.78%
Aldar Properties	1,030,300	2,235,545

		2,235,545

SOFTWARE & SERVICES — 9.89%
INTERNET SOFTWARE & SERVICES — 1.99%
Open Text Corp.+	46,200	1,597,596
SOFTWARE — 7.90%
Amdocs Ltd.+	128,000	3,504,640
Nintendo Co. Ltd.(1)	6,700	2,841,964

		7,944,200

TECHNOLOGY HARDWARE & EQUIPMENT — 1.53%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.53%
Smartrac NV+(1)	58,200	1,226,240

		1,226,240

Certified Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2008

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 13.22%
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.44%
PT Telekomunikasi Indonesia(1)	2,084,000	$1,556,602
Telefónica SA(1)	152,000	3,614,189
WIRELESS TELECOMMUNICATION SERVICES — 6.78%
América Móvil SAB de C.V.	1,272,400	2,950,493
MTN Group Ltd.(1)	177,100	2,498,965

		10,620,249

TRANSPORTATION — 4.29%
TRANSPORTATION INFRASTRUCTURE — 4.29%
HHLA(1)	58,100	3,446,100

		3,446,100

UTILITIES — 11.08%
ELECTRIC UTILITIES — 5.29%
CEZ Group(1)	32,125	2,010,923
Verbund(1)	36,300	2,233,968
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.55%
PNOC Energy Development Corp.(1)	32,734,131	2,851,180
MULTI-UTILITIES — 2.24%
RWE AG(1)	18,900	1,801,861

		8,897,932

TOTAL COMMON STOCK (Cost $107,798,946)		79,217,089

TOTAL INVESTMENTS — 98.61% (Cost $107,798,946)		$79,217,089

OTHER ASSETS LESS LIABILITIES — 1.39%		1,116,194

NET ASSETS — 100.00%		$80,333,283

Footnote Legend

+	Non-income producing

(1)	Security fair valued by independent pricing service on valuation date, September 30, 2008.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

30    Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Growth Fund

To the Trustees and Shareholders of

Thornburg International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 1, 2007 (commencement of operations) through September 30, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 19, 2008

Certified Annual Report    31

EXPENSE EXAMPLE

Thornburg International Growth Fund	September 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2008 and held until September 30, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value 3/31/08	Ending Account Value 9/30/08	Expenses Paid During Period† 3/31/08–9/30/08
Class A Shares
Actual	$1,000.00	$770.70	$6.98
Hypothetical*	$1,000.00	$1,017.12	$7.95
Class C Shares
Actual	$1,000.00	$767.30	$10.30
Hypothetical*	$1,000.00	$1,013.35	$11.73
Class I Shares
Actual	$1,000.00	$773.10	$4.39
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R3 Shares
Actual	$1,000.00	$770.80	$6.60
Hypothetical*	$1,000.00	$1,017.54	$7.52
Class R4 Shares
Actual	$1,000.00	$770.80	$6.22
Hypothetical*	$1,000.00	$1,017.98	$7.09
Class R5 Shares
Actual	$1,000.00	$773.10	$4.23
Hypothetical*	$1,000.00	$1,020.23	$4.82

†	Expenses are equal to the annualized expense ratio for each class (A: 1.58%; C: 2.33%; I: 0.99%; R3: 1.49%; R4: 1.40%; R5: 0.95%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32    Certified Annual Report

INDEX COMPARISON

Thornburg International Growth Fund	September 30, 2008 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2008 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 2/1/07)	(32.16)%	(9.47)%
C Shares (Incep: 2/1/07)	(30.22)%	(7.64)%
I Shares (Incep: 2/1/07)	(28.57)%	(6.35)%
R3 Shares (Incep: 2/1/08)	—	(25.68)%*
R4 Shares (Incep: 2/1/08)	—	(25.68)%*
R5 Shares (Incep: 2/1/08)	—	(25.45)%*
MSCI All Country World ex-U.S. Growth Index (Since: 2/1/07)	(29.45)%	(10.38)%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class A and Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World ex-U.S. Growth Index (MSCI AC World ex-U.S. Growth Index) includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

Certified Annual Report    33

TRUSTEES AND OFFICERS

Thornburg International Growth Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 62 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO to 2007 and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 52 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 63 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 67 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 62 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Beijing, China (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 59 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 54 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 49 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

34    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 45 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 69 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 41 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 38 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 37 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 45 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 40 Vice President since 1999	Co-Portfolio Manager, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 38 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 42 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 34 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 50 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 38 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Certified Annual Report    35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Thomas Garcia, 37 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 37 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004.	Not applicable

Connor Browne, 29 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 34 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004.	Not applicable

Lewis Kaufman, 32 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

Christopher Ryon, 52 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 33 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 48 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP to 2007.	Not applicable

Jack Gardner, 54 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of fourteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fourteen Funds of the Trust. Each Trustee oversees the fourteen Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fourteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

36    Certified Annual Report

OTHER INFORMATION

Thornburg International Growth Fund	September 30, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2008, the percentage of Investment Company Taxable Income that is eligible as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003 for the Thornburg International Growth Fund is 100%.

For the year ended September 30, 2008, foreign taxes paid and foreign source income is $244,942 and $2,229,206, respectively.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

Please note that the above information is provided to satisfy Internal Revenue Code notification requirements. Foreign tax information will be provided with your 2008 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, (iii) measures of the Fund’s investment returns over different periods of time relative to a category of mutual funds selected by an independent mutual fund analyst firm that invest in small and mid-sized international, growth-oriented stocks, and relative to a broad-based securities index, (iv) the Advisor’s performance in managing other Funds over periods before the Fund’s inception date, and (v) a comparative measure of earnings growth. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to these events in view of the Fund’s investment objectives and policies.

Certified Annual Report    37

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2008 (Unaudited)

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, are unique or may vary from the methods for selecting the investments for other funds.

In considering quantitative and performance data presented, the Trustees noted (among other aspects of the data), the Fund’s lower performance in the second quarter of the current year and in the year to date relative to the performance of a broad-based securities index and the category of international funds selected by an independent mutual fund analyst firm, but observed that the Fund’s total return since its inception on February 1, 2007 was equivalent to the return of the index and fell within the top quartile of the fund category for the 12 months ended with the second quarter. The Trustees also noted that the cumulative returns of other equity Funds managed by the Advisor had exceeded the cumulative returns of comparative indices over many years.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objective. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of a portion of its management fee, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of international multi-capitalization growth equity mutual funds assembled by an independent mutual fund analyst firm. The Trustees observed that the overall expense ratio of the Fund (net of fee waivers by the Advisor) was comparable to the median and average expense ratios for the group of mutual funds assembled by the mutual fund analyst firm, and that the management fee (net of fee waivers by the Advisor) was comparable to the average and lower than the median fee rates for the same group of funds. The Trustees noted their previous observations respecting fee rates charged by the Advisor to other types of investment management clients, and their conclusion that the fee rates charged by the Advisor to other clients were not directly comparable to rates charged to the Fund because of significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. The Trustees also noted in this regard, however, that the Advisor’s profitability from its services for the Fund was likely to be reduced in the initial periods of the Fund’s operations. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund increases in size due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

38    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 701/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Message from the CEO

October 15, 2008

Dear Shareholder:

We have all seen liquidation sales, when a retailer (or any other business) closes its doors and auctions off its assets. Though liquidation sales may be sad for the seller, these events often stir excitement among buyers. Seasoned shoppers – those who are knowledgeable about what the merchandise being liquidated “usually” costs – become particularly excited about finding and buying good-quality items at cut-rate prices. Rarely does someone else’s liquidation sale prompt us as consumers to liquidate our own holdings of clothing, appliances, housing or cars – even if we might have paid more for the same or similar assets in the recent past. On the contrary, consumers usually buy more – to the extent that they can come up with the cash. Liquidation sales are always for cash.

In recent weeks, we have witnessed many investors having exactly the opposite reaction to liquidation sales of financial assets – they are drawn to join the selling frenzy, rather than look for bargains to buy. The liquidation sales have been made by various holders of financial assets – investment banks, banks, hedge funds, investment funds, etc. These holders are either going out of business due to debt-leveraged capital structures, or are forced to shrink the sizes of their portfolios due to customer defections. (NOTE: Thornburg mutual funds have NO leverage. They are 100% funded by equity shares purchased by their shareholders.) It is strange to observe that many investors who hold diversified portfolios of financial assets suddenly feel a need to compete with the forced sellers in a crowded, noisy marketplace – thereby forcing prices even lower! But, that is exactly what has happened in early October of 2008.

We have been asked whether we have EVER seen this kind of environment before, with some questioners reminding that we are too young to have been managing investment portfolios during the 1930s. We were not around for the 1930s, but we HAVE experienced market meltdowns.

Consider the “Asian Debt Crisis” of 1997 and 1998. That environment included many of the same elements as the current macroeconomic environment in the United States:

•	Over-borrowing by banks and consumers;

•	Lenders withdrawing funds from burdened borrowers;

•	Clumsy governmental efforts to shore up weakened financial institutions and asset prices;

•	Declining stock and bond prices;

•	Frantic selling by unnerved owners of financial assets.

To quantify one financial benchmark, the KOSPI (Korean) Stock Index (see Exhibit 1) declined by more than 85% from .89246 to .19580 (expressed in $US) between June 14th 1997 and June 16th 1998.

The media reports about the financial problems facing the United States now are most negative. The 1997/98 stories about Asia were even worse. Consider the headlines shown on the following page regarding Korea from that period.

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Sound familiar? Some of the actors are new, but the current financial crisis is really a re-run of a “debt bubble” story we have seen several times in the past.

Investors ask, “Are we at the bottom yet?” Though there are many opinions about this, nobody really knows the answer. What we do know is that risk financial assets in the United States and throughout the world are cheaper than they usually are, because prices have declined sharply during 2008. By virtue of this cheapness, we believe that the probabilities of favorable financial outcomes for today’s buyers of significant financial assets are much improved compared to most times. We have the same belief for current holders of significant financial assets who resist the urge to sell.

Let’s return to the case of Korea and the KOSPI Index of leading Korean stocks from the time of the Asian debt crisis. Measured in $US, the KOSPI traded over the entire period from February 2007 to August 1, 2008 above 1.5 (see preceding Exhibit 1). It traded most of the last half of 2007 above 2! Do you appreciate stories of equity portfolios that increase in value by more than 5 times within a decade? In hindsight, everyone reading these words would probably have been DELIGHTED to have purchased the KOSPI Index at any price near its 1998 $US average of .29101, given the 2007 rise in value of this very same index to more than 1.5, and then more than 2! It wasn’t necessary to catch the absolute bottom (.19580) in order to have a very satisfactory investment outcome. And what company stocks were in the KOSPI Index, then and now? … utilities, banks, manufacturers, retailers, consumer goods producers, etc. These are IMPORTANT assets, not just abstractions. The equities of firms in the major U.S. market indices are also important financial assets, with significant intrinsic value.

In 1998, corrections from equity market bottoms happened VERY QUICKLY. Korea’s KOSPI Index gained 104% (from .22426 to .46515) between October 8th and December 31, 1998. In the U.S., the S&P 500 Index gained more than 28% over the same 84-day period.

Headlines from 1997–1998

“Despite a World Class Economy, A Nation Senses Decline,” The New York Times, 2/4/97

“For Decades, Easy Money Fueled Big Business in Asia. Now, Banks Are Sinking and a Huge Bill is Coming Due,” Business Week, 2/24/97

“Debt and Corruption Cases Take Toll On South Korea as Growth Slows,” The Washington Post, 4/20/97

“Government Extends Rescue Loan To Korea First Bank,” BBC, 9/5/97

“End of the ‘Asian Miracle’,” The Washington Post, 9/10/97

“South Korea’s Economic Crisis is Set to Get Worse,” International Herald Tribune, 11/6/97

“Asian Turmoil Strikes South Korea; Stocks Log Biggest One Day Drop; Tokyo, Hong Kong Also Hit,” The Washington Post, 11/8/97

“South Korea Yields to Bailout; GOP Lawmakers Raising Questions About Extent of U.S. Role in Rescue,” Dallas Morning News, 12/4/97

“Seoul Crisis Worsens As More Banks Close,” The New York Times, 12/11/97

“One Korean Certainty: No More Business as Usual,” The New York Times, 1/4/98

“In Hindsight, Signs of Asian Debt Crisis Appear Clear; Bank Loan Problems In 1996 Exposed Mountains of Debt, Shook Investor Confidence,” The Washington Post, 1/4/98

“Grim Assessment by U.N. of Asia Crisis,” The New York Times, 12/3/98

For investors who are not FORCED to sell financial assets today, it is probably best to avoid liquidating unnecessarily into a marketplace occupied by few buyers, many forced sellers, and rattled everyday investors who have become caught up in the drama. For investors who have a bit of cash, we believe it is wise to buy what the forced sellers (and their sympathizers) are selling today. The forced liquidations will run their course and the bargains associated with these liquidations will vanish.

Sincerely,

Brian McMahon
CEO and Chief Investment Officer

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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Waste not, Wait not

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management®

800.847.0200

Distributor:

Thornburg Securities Corporation®

800.847.0200

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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Strategic Income Fund

Annual Report – September 30, 2008

Includes All Share Classes

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Thornburg Strategic Income Fund

September 30, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Important Information

The information presented on the following pages was current as of September 30, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest rate risk, credit risk, and inflation risk. The principal value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation, and also may involve risks different or greater than the risks affecting the underlying assets. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies and in emerging markets which may increase the risk of greater price fluctuations. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Glossary

Blended Benchmark – The Blended Benchmark is comprised of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

Barclays Capital U.S. Corporate High Yield Index – Index covering the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes Emerging Markets debt.

Barclays Capital U.S. Universal Index – Represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Barclays Capital U.S. Corporate Investment Grade Index – Index covering USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

KOSPI Index – A comprehensive capitalization weighted index that tracks the continuous price performance of all common stocks listed on the Korea Stock Exchange.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Leverage – The amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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Letter to Shareholders

George Strickland Co-Portfolio Manager	October 15, 2008 Dear Fellow Shareholder:

Together with this letter you will find the first Annual Report for the Thornburg Strategic Income Fund for the period ended September 30, 2008. The net asset value (NAV) per Class A share of the Fund decreased $1.37 to $10.57 since the inception date of the Fund on December 19, 2007. If you were invested for the entire period, you received dividends of 54.7 cents per share. If you reinvested your dividends, you received 55.8 cents per share. The dividend per share was higher for Class I shares and lower for Class C shares, to account for varying class specific expenses.

Since the Fund’s inception, we have been navigating an environment of very high volatility in both the global fixed income and equity markets. We believe we are well positioned to continue to pursue the Fund’s primary goal, which is to seek a high level of current income.

Putting income and price change together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of negative 7.18% (at NAV) since the December 19, 2007 inception. A blended benchmark of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Index produced a negative 3.92% total return over the same time period. The Barclays Capital U.S. Universal Index and the Barclays Capital U.S. Corporate High Yield Index produced positive 0.03% and negative 10.02% total returns, respectively. These indices reflect no deduction for fees, expenses, or taxes.

Jason Brady, CFA Co-Portfolio Manager

Given the above figures, it has obviously been a challenging period. Owning many fixed-income assets in 2008 has been a losing proposition relative to credit-risk free assets such as U.S. Treasuries (a major component of both the Barclays Aggregate and Barclays Universal Indices). While recent returns have been unpleasant, opportunities for long-term yield have multiplied. Furthermore, by avoiding one source of income, the Fund has been able to mitigate large downdrafts in equities and speculative grade corporate bonds. Still, with the average investment-grade corporate bond down 8.14% (according to the Barclays Capital U.S. Corporate Investment Grade Index) from December 19, 2007, through September 30, 2008, there have been few safe havens.

The Fund continues to invest in companies and assets which we believe have the potential to generate a high level of income for our shareholders. We strive to balance the desire to be able to pay a high income with the current precarious state of the marketplace. As such, we are relatively highly weighted towards investment-grade fixed income securities which comprised 57% of the Fund as of September 30, 2008. The Fund’s average bond quality stood at BBB as of the same date. The duration of the Fund’s fixed income component was 4.8 years, which we feel is an appropriate balance between interest rate risk and reinvestment risk at the present time. We are less heavily invested in equity securities than we might otherwise be, given our chosen benchmark has a 20% equity allocation, due to the income opportunities available across the fixed income universe. Equities comprised just 7.2% of the Fund as of September 30, 2008, though the equity portion of the Fund has been an important income contributor with a weighted average dividend yield of 12.47% (annualized current yield). The 30-day SEC yield was 6.91% for Class A shares as of September 30, 2008.

6    Certified Annual Report

Going forward, it is likely that the United States, as well as many parts of the global economy, will either enter recession or have already done so. Consumer spending will slow, and troubles in the global financial sector will spill over to broader economic activity. All is not hopeless, however. First, much of the damage of home price declines in this country has been identified and it is possible that recent deceleration in those same declines presages stabilization sometime within the next year. Instability in financial markets is broadly recognized and is being aggressively dealt with by central banks around the globe. These moves will have their effect in the medium term. Remember that though we can draw many parallels to the Great Depression in these times (particularly when looking at price declines in riskier portions of the bond market), it was the lack of policy action in that time period that prolonged the market’s pain. Now the world’s central banks are actively attempting to resuscitate markets through various liquidity plans. It is impossible to know when we will emerge from this economic funk, but certainly the markets for non-Treasury bond assets are pricing in a scenario which is more punitive than any period in the past 100 years.

Because of this pricing and the opportunities it affords, we believe that remaining invested in income producing assets is crucial. While many market participants have run to the safety of U.S. Treasuries, some front-end maturities have sold at negative yields. This reflects extreme risk aversion which is unlikely to be rewarded over a long period of time. Instead, selectively investing in quality companies and assets while keeping an eye on income production is our goal.

Thank you very much for investing in the Thornburg Strategic Income Fund. We believe that the Fund continues to be an appropriate investment for those looking for an attractive, sustainable yield from a variety of instruments. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Regards,

George Strickland	Jason Brady, CFA
Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	September 30, 2008

ASSETS
Investments at value (cost $52,529,722) (Note 2)	$46,094,219
Cash	1,874,635
Receivable for fund shares sold	54,721
Unrealized gain on forward exchange contracts (Note 7)	48,439
Dividends receivable	46,009
Interest receivable	745,098
Prepaid expenses and other assets	12,318

Total assets	48,875,439

LIABILITIES
Payable for securities purchased	235,731
Payable for fund shares redeemed	1,037,777
Payable to investment advisor and other affiliates (Note 3)	27,754
Accounts payable and accrued expenses	42,255
Dividends payable	19,022

Total Liabilities	1,362,539

NET ASSETS	$47,512,900

NET ASSETS CONSIST OF:
Undistributed net investment income	$101,777
Net unrealized depreciation on investments	(6,391,638)
Accumulated net realized gain (loss)	(399,343)
Net capital paid in on shares of beneficial interest	54,202,104

$47,512,900

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($18,538,408 applicable to 1,753,938 shares of beneficial interest outstanding - Note 4)	$10.57

Maximum sales charge, 4.50% of offering price	0.50

Maximum offering price per share	$11.07

Class C Shares:
Net asset value and offering price per share * ($13,829,492 applicable to 1,308,250 shares of beneficial interest outstanding - Note 4)	$10.57

Class I Shares:
Net asset value, offering and redemption price per share ($15,145,000 applicable to 1,431,426 shares of beneficial interest outstanding - Note 4)	$10.58

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS	For the Period from Commencement of Operations on December 19, 2007 through September 30, 2008
Thornburg Strategic Income Fund

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $16,167)	$443,714
Interest income (net of premium amortized of $9,685)	1,823,916

Total Income	2,267,630

EXPENSES:
Investment advisory fees (Note 3)	218,776
Administration fees (Note 3)
Class A Shares	14,101
Class C Shares	9,344
Class I Shares	5,207
Distribution and service fees (Note 3)
Class A Shares	28,203
Class C Shares	74,751
Transfer agent fees
Class A Shares	11,636
Class C Shares	11,337
Class I Shares	6,175
Registration and filing fees
Class A Shares	19,897
Class C Shares	18,857
Class I Shares	19,250
Custodian fees (Note 3)	33,638
Professional fees	45,075
Accounting fees	623
Trustee fees	648
Other expenses	32,493

Total Expenses	550,011

Less:
Expenses reimbursed by investment advisor (Note 3)	(125,661)
Investment advisory fees waived by investment advisor (Note 3)	(40,279)
Fees paid indirectly (Note 3)	(5,408)

Net Expenses	378,663

Net Investment Income	$1,888,967

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STATEMENT OF OPERATIONS CONTINUED	For the Period from Commencement of Operations on December 19, 2007 through September 30, 2008
Thornburg Strategic Income Fund

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$(380,451)
Foreign currency transactions	(17,136)

(397,587)

Net change in unrealized appreciation (depreciation) on:
Investments	(6,435,503)
Foreign currency translation	43,865

(6,391,638)

Net Realized and Unrealized Loss	(6,789,225)

Net Decrease in Net Assets Resulting From Operations	$(4,900,258)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS	For the Period from Commencement of Operations on December 19, 2007 through September 30, 2008
Thornburg Strategic Income Fund

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$1,888,967
Net realized loss on investments and foreign currency transactions	(397,587)
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	(6,391,638)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,900,258)
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(697,021)
Class C Shares	(426,979)
Class I Shares	(664,946)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	21,118,332
Class C Shares	15,777,216
Class I Shares	17,306,556

Net Increase in Net Assets	47,512,900

NET ASSETS:
Beginning of period	—

End of period	$47,512,900

Undistributed net investment income	$101,777

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg Strategic Income Fund	September 30, 2008

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (Class I). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: Any debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation.

Quotations in foreign currencies for foreign portfolio investments are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, the valuation and pricing committee determines a fair value for the debt obligation using procedures approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using procedures approved by the Trustees, which may include the use of prices obtained from an independent pricing service. The pricing service ordinarily values equity securities in these instances, using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures and index data and other data. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

12    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED	September 30, 2008
Thornburg Strategic Income Fund

In determining fair value for any portfolio security or other investment, the valuation and pricing committee seeks to determine the amount that an owner of the investment might reasonably expect to receive upon a sale of the investment. However, because fair value prices are estimated prices, the valuation and pricing committee’s determination of fair value for an investment may differ from the value that would be realized by the Fund upon a sale of the investment, and that difference could be material to the Fund’s financial statements. The valuation and pricing committee’s determination of fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Foreign currency translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Strategic Income Fund	September 30, 2008

date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended September 30, 2008, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the period ended September 30, 2008, the Advisor voluntarily waived investment advisory fees of $40,279. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended September 30, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $42,745 for Class A shares, $52,284 for Class C shares, and $30,632 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended September 30, 2008, the Distributor has advised the Fund that it earned commissions aggregating $22,610 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $20,207 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended September 30, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended September 30, 2008, fees paid indirectly were $5,408.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended* September 30, 2008
	Shares	Amount
Class A Shares
Shares sold	2,036,571	$24,361,553
Shares issued to shareholders in reinvestment of dividends	48,664	551,142
Shares repurchased	(331,297)	(3,794,363)

Net Increase (Decrease)	1,753,938	$21,118,332

Class C Shares
Shares sold	1,944,005	$23,044,909
Shares issued to shareholders in reinvestment of dividends	23,034	258,781
Shares repurchased	(658,789)	(7,526,474)

Net Increase (Decrease)	1,308,250	$15,777,216

Class I Shares
Shares sold	1,608,221	$19,363,753
Shares issued to shareholders in reinvestment of dividends	40,595	461,471
Shares repurchased	(217,390)	(2,518,668)

Net Increase (Decrease)	1,431,426	$17,306,556

*	The Fund commenced operations on December 19, 2007.

The advisor, its owners, employees, and affiliated entities of the Advisor have invested amounts in the Fund valued at $7,351,059, representing 15.47% of the net asset value as of September 30, 2008.

14    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED	September 30, 2008
Thornburg Strategic Income Fund

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended September 30, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $64,641,234 and $12,970,658, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$52,435,722

Gross unrealized appreciation on a tax basis	$249,840
Gross unrealized depreciation on a tax basis	(6,591,343)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(6,341,503)

Distributable earnings – ordinary income	$7,777

At September 30, 2008, the Fund had deferred tax basis capital losses occurring subsequent to inception date of December 19, 2007, of $350,904. For tax purposes, such losses will be reflected in the year ending September 30, 2009.

In order to account for permanent book/tax differences, the Fund increased undistributed net investment income by $1,756 and increased accumulated net realized investment loss by $1,756. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions.

The tax character of distributions paid during the period ended September 30, 2008 was $1,788,946 from ordinary income.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended September 30, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO BUY OR SELL:

Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value (USD)	Unrealized Appreciation	Unrealized (Depreciation)
Euro Dollar	Sell	173,000	11/19/08	$252,815	$8,501	$—
Euro Dollar	Sell	185,200	11/19/08	265,169	3,627	—
Great Britain Pound	Sell	196,000	1/15/09	384,752	35,506	—
Great Britain Pound	Buy	45,000	1/15/09	79,379	805	—

Total unrealized appreciation (depreciation) from forward exchange contracts					$48,439	$—

Certified Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Strategic Income Fund	September 30, 2008

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48. The Fund’s federal tax returns for the applicable prior fiscal years remain subject to examination by the Internal Revenue Service.

Statement of Accounting Standards No. 161:

On March 19, 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

FASB Staff Position No. FAS 133-1 and FIN 45-4:

In September 2008, the Financial Accounting Standards Board issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP 133-1”). FSP 133-1 is effective for any financial report ending after November 15, 2008. FSP 133-1 amends each of Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require certain additional disclosures by the sellers of credit derivatives and guarantees. FSP 133-1 also clarifies the effective date of FAS 161. Management is evaluating the impact, if any, that the adoption of FSP 133-1 will have on the Fund’s financial statements and related disclosures.

Statement of Accounting Standards No. 157:

Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and specifies the required disclosures about fair value measurements in financial statements. “Fair value” is an estimate of the price the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. Because of the inherent uncertainties associated with valuation, the values reflected in financial statements may differ materially from the values received upon actual sales of investments.

Various inputs may be used in determining the value of the Fund’s investments. Inputs are observable and unobservable. Observable inputs relate to assumptions used by market participants in pricing investments based upon market data that are obtainable independent of the Fund. Unobservable inputs are based upon the Fund’s own assumptions used to value its investments. These inputs are summarized in three broad levels as follows: (i) Level 1 inputs, which include quoted prices in active markets for identical investments; (ii) Level 2 inputs, which include other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and (iii) Level 3 inputs, which include significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of its investments). In some instances valuation inputs from different levels may be used to determine fair values for specific investments. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment. The inputs or methodologies used for valuing the Fund’s investments are not necessarily an indication of the risk associated with those investments.

The following table displays a summary of the level of inputs used to value the Fund’s investments as of September 30, 2008:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 – Quoted Prices in Active Markets for Identical Assets	$2,812,324	$—
Level 2 – Significant Other Observable Inputs	43,281,895	48,439
Level 3 – Significant Unobservable Inputs	—	—

Total	$46,094,219	$48,439

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

16    Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Income Fund

Period Ended September 30, 2008(a)
Class A Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	0.59
Net realized and unrealized gain (loss) on investments	(1.41)
Total from investment operations	(0.82)

Less dividends from:
Net investment income	(0.55)

Change in net asset value	(1.37)

NET ASSET VALUE, end of period	$10.57

RATIOS/SUPPLEMENTAL DATA

Total return (%) (b)	(7.18)
Ratios to average net assets:
Net investment income (loss) (%)	6.51 (c)
Expenses, after expense reductions (%)	1.27 (c)
Expenses, after expense reductions and net of custody credits (%)	1.25 (c)
Expenses, before expense reductions (%)	1.79 (c)

Portfolio turnover rate (%)	36.22

Net assets at end of period (thousands)	$18,538

(a)	Fund commenced operations on December 19, 2007.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    17

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Strategic Income Fund

Period Ended September 30, 2008 (a)
Class C Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	0.55
Net realized and unrealized gain (loss) on investments	(1.42)
Total from investment operations	(0.87)

Less dividends from:
Net investment income	(0.50)

Change in net asset value	(1.37)

NET ASSET VALUE, end of period	$10.57

RATIOS/SUPPLEMENTAL DATA

Total return (%) (b)	(7.57)
Ratios to average net assets:
Net investment income (loss) (%)	5.96 (c)
Expenses, after expense reductions (%)	1.82 (c)
Expenses, after expense reductions and net of custody credits (%)	1.80 (c)
Expenses, before expense reductions (%)	2.65 (c)

Portfolio turnover rate (%)	36.22

Net assets at end of period (thousands)	$13,829

(a)	Fund commenced operations on December 19, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

18    Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Strategic Income Fund

Period Ended September 30, 2008 (a)
Class I Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	0.63
Net realized and unrealized gain (loss) on investments	(1.42)
Total from investment operations	(0.79)

Less dividends from:
Net investment income	(0.57)

Change in net asset value	(1.36)

NET ASSET VALUE, end of period	$10.58

RATIOS/SUPPLEMENTAL DATA

Total return (%) (b)	(6.90)
Ratios to average net assets:
Net investment income (loss) (%)	6.81 (c)
Expenses, after expense reductions (%)	1.01 (c)
Expenses, after expense reductions and net of custody credits (%)	0.99 (c)
Expenses, before expense reductions (%)	1.44 (c)

Portfolio turnover rate (%)	36.22

Net assets at end of period (thousands)	$15,145

(a)	Fund commenced operations on December 19, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

Certified Annual Report    19

SCHEDULE OF INVESTMENTS
Thornburg Strategic Income Fund	September 30, 2008

CUSIPS: CLASS A - 885-215-228, CLASS C - 885-215-210, CLASS I - 885-215-194

NASDAQ SYMBOLS: CLASS A - TSIAX, CLASS C - TSICX, CLASS I - TSIIX

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/08

Banks	10.9%
Energy	9.7%
Telecommunication Services	6.8%
Insurance	5.7%
Food, Beverage & Tobacco	5.1%
Materials	4.4%
Diversified Financials	4.2%
Utilities	4.0%
Retailing	4.0%
Semiconductors & Semiconductor Equipment	4.0%
Consumer Services	3.5%
Pharmaceuticals, Biotechnology & Life Sciences	2.6%
Transportation	2.1%
Capital Goods	1.7%
Technology Hardware & Equipment	1.7%
Media	1.7%
Automobiles & Components	1.0%
Food & Staples Retailing	1.0%
Health Care Equipment & Services	0.8%

Other Non-Classified Securities:
Asset Backed Securities	8.6%
Municipal Bonds	7.6%
U.S. Treasury Securities	2.6%
Other Securities	1.7%
Foreign Bonds	1.6%
U.S. Government Agencies	0.0%
Other Assets & Cash Equivalents	3.0%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/08

United States of America	74.2%
Bermuda	3.5%
Russia	3.2%
China	2.2%
United Kingdom	2.2%
United Arab Emirates	2.1%
Italy	1.5%
Brazil	1.2%
Iceland	1.1%
Luxembourg	1.0%
Australia	0.9%
South Korea	0.6%
Greece	0.5%
Hong Kong	0.5%
Canada	0.5%
Switzerland	0.5%
Malaysia	0.5%
Turkey	0.4%
Singapore	0.4%
Other Assets & Cash Equivalents	3.0%

20    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED	September 30, 2008
Thornburg Strategic Income Fund

	Shares/ Principal Amount	Value
COMMON STOCK — 7.18%

BANKS — 1.09%
COMMERCIAL BANKS — 1.09%
Intesa Sanpaolo(1)	43,400	$238,682
Lloyds TSB Group plc(1)	69,100	277,664

		516,346

CONSUMER SERVICES — 1.02%
HOTELS, RESTAURANTS & LEISURE — 1.02%
Berjaya Sports Toto Berhad(1)	176,700	231,098
OPAP SA(1)	8,300	254,761

		485,859

DIVERSIFIED FINANCIALS — 0.98%
DIVERSIFIED FINANCIAL SERVICES — 0.98%
KKR Financial Holdings LLC	73,000	464,280

		464,280

ENERGY — 0.45%
OIL, GAS & CONSUMABLE FUELS — 0.45%
Tupras-Turkiye Petrol Rafinerileri A.S.(1)	12,100	211,988

		211,988

INSURANCE — 0.51%
INSURANCE — 0.51%
Swiss Re(1)	4,400	244,224

		244,224

MATERIALS — 0.71%
METALS & MINING — 0.71%
Southern Copper Corp.	17,800	339,624

		339,624

TELECOMMUNICATION SERVICES — 0.87%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.87%
Telstra Corp. Ltd.(1)	123,900	415,679

		415,679

TRANSPORTATION — 0.53%
TRANSPORTATION INFRASTRUCTURE — 0.53%
Hopewell Highway Infrastructure Ltd.(1)	359,000	249,812

		249,812

UTILITIES — 1.02%
ELECTRIC UTILITIES — 1.02%
Enel S.p.A.(1)	57,800	482,496

		482,496

TOTAL COMMON STOCK (Cost $5,176,820)		3,410,308

Certified Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	September 30, 2008

	Shares/ Principal Amount	Value
PREFERRED STOCK — 1.62%

BANKS — 1.62%
COMMERCIAL BANKS — 1.62%
Huntington Bancshares	1,000	$767,990

		767,990

TOTAL PREFERRED STOCK (Cost $1,000,000)		767,990

ASSET BACKED SECURITIES — 8.61%

BANKS — 2.04%
COMMERCIAL BANKS — 1.02%
CW Capital Colbalt Series 2007-C2 Class A1, 5.064%, 9/15/2011	$28,670	27,301
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A1, 5.233%, 3/10/2039	29,939	28,845
Wachovia Bank Commercial Mtg. Trust Series 2007-C30 Class A1, 5.031%, 12/15/2043	28,441	27,382
Wachovia Bank Commercial Mtg. Trust Series 2007-C31 Class A1, 5.14%, 4/15/2047	19,740	19,023
Wells Fargo Asset Securities Corp. Series 2005-AR1 Class B1, 4.543%, 2/25/2035	399,655	189,312
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.686%, 3/25/2035	396,363	190,104
THRIFTS & MORTGAGE FINANCE — 1.02%
Providian Master Note Trust Series 2006-A1A Class A, 2.518%, 1/15/2013(2)	500,000	486,454

		968,421

DIVERSIFIED FINANCIALS — 6.57%
CAPITAL MARKETS — 3.45%
Bear Stearns ARM Mtg. Series 2003-6 Class 2B-1, 4.829%, 8/25/2033	1,305,979	915,001
Bear Stearns Commercial Mtg. Securities Series 2007-PW15 Class A1, 5.016%, 2/11/2044	4,257	4,044
Bear Stearns Commercial Mtg. Securities Series 2007-T26 Class A1, 5.145%, 1/12/2045	65,940	62,955
Bear Stearns Commercial Mtg. Securities Series 2007-T28 Class A1, 5.422%, 9/11/2042	28,083	26,665
Commercial Mtg. Series 2006-C8 Class A1, 5.108%, 12/10/2046	41,578	40,662
Credit Suisse Mtg. Capital Certificates Series 2007-C1 Class A1, 5.227%, 2/15/2040	23,245	22,533
Credit Suisse Mtg. Capital Certificates Series 2007-C2 Class A1, 5.269%, 1/15/2049	16,022	15,495
Credit Suisse Mtg. Capital Certificates Series 2007-C3 Class A1, 5.664%, 6/15/2039	21,047	20,442
GS Mtg. Securities Corp. II Series 2007-GG10 Class A1, 5.69%, 8/10/2045	33,900	32,074
LB-UBS Commercial Mtg. Trust Series 2007-C1 Class A1, 5.391%, 2/15/2040	18,835	18,258
LB-UBS Commercial Mtg. Trust Series 2007-C2 Class A1, 5.226%, 2/17/2040	17,013	16,435
Merrill Lynch Mtg. Investors Trust, 4.233%, 8/25/2034	397,147	275,390
Merrill Lynch/Countrywide Commercial Mtg. Trust Series 2007-5 Class A1, 4.275%, 8/12/2048	15,468	14,686
Merrill Lynch/Countrywide Commercial Mtg. Trust Series 2007-6 Class A1, 5.175%, 3/12/2051	19,187	18,526
Morgan Stanley Capital I Series 2007-HQ11 Class A1, 5.246%, 2/20/2044	31,709	30,474
Morgan Stanley Capital I Series 2007-IQ13 Class A1, 5.05%, 3/15/2044	29,846	28,303
Morgan Stanley Capital I Series 2007-IQ14 Class A1, 5.38%, 4/15/2049	60,162	57,583
Morgan Stanley Capital I Series 2007-T25 Class A1, 5.391%, 11/12/2049	43,990	42,048
DIVERSIFIED FINANCIAL SERVICES — 3.12%
Banc of America Commerical Mtg., Inc. Series 2007-2 Class A1, 5.421%, 1/10/2012	33,927	32,523
Banc of America Funding Corp. Series 2006-I Class SB1, 4.738%, 12/20/2036	993,382	447,022
Banc of America Mtg. Services Series 2005-A Class B1, 4.868%, 2/25/2035	974,207	589,396
Citigroup Commercial Mtg. Trust Series 2004-HYB2 Class B1, 5.081%, 3/25/2034	315,540	221,864
Citigroup Commercial Mtg. Trust Series 2007-C6 Class A1, 5.622%, 12/10/2049	85,680	81,730
Citigroup/Deutsche Bank Commercial Mtg. Series 2007-CD4 Class A1, 4.977%, 12/11/2049	50,915	48,850
JPMorgan Chase Commercial Mtg. Securities Corp. Series 2006-LDP9 Class A1, 5.17%, 5/15/2047	41,413	40,264
JPMorgan Chase Commercial Mtg. Securities Corp. Series 2007-LDPX Class A1, 5.122%, 1/15/2049	19,216	18,478

		3,121,701

TOTAL ASSET BACKED SECURITIES (Cost $5,347,786)		4,090,122

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	September 30, 2008

	Shares/
	Principal Amount	Value
CORPORATE BONDS — 58.61%

AUTOMOBILES & COMPONENTS — 0.98%
AUTOMOBILES — 0.98%
Harley Davidson Funding Corp. Series C, 6.80%, 6/15/2018(2)	$500,000	$468,172

		468,172

BANKS — 5.92%
COMMERCIAL BANKS — 4.19%
Provident Bank MD, 9.50%, 5/1/2018	750,000	669,889
Suntrust Bank, 7.25%, 3/15/2018	1,000,000	885,760
Wells Fargo Capital XIII Preferred Note, 7.70%, 12/29/2049	500,000	436,005
THRIFTS & MORTGAGE FINANCE — 1.73%
Sovereign Bancorp, Inc., 3.09%, 3/1/2009	500,000	408,596
Sovereign Bancorp, Inc., 3.44%, 3/23/2010	500,000	354,883
Sovereign Bank, 5.125%, 3/15/2013	100,000	57,527

		2,812,660

CAPITAL GOODS — 1.74%
TRADING COMPANIES & DISTRIBUTORS — 1.74%
Noble Group Ltd. Mtg., 8.50%, 5/30/2013(2)	1,000,000	825,000

		825,000

CONSUMER SERVICES — 2.48%
HOTELS, RESTAURANTS & LEISURE — 2.48%
FUJI Food, 0%, 10/10/2018(1)	7,000,000	766,591
NPC International, Inc., 9.50%, 5/1/2014	500,000	410,000

		1,176,591

DIVERSIFIED FINANCIALS — 2.42%
CAPITAL MARKETS — 0.20%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	100,000	70,979
Lehman Brothers Holdings, Inc., 5.625%, 1/24/2013(3)	200,000	25,000
CONSUMER FINANCE — 2.22%
American Express Credit Corp., 5.875%, 5/2/2013	500,000	460,824
SLM Corp., 4.50%, 7/26/2010	780,000	592,800

		1,149,603

ENERGY — 7.53%
ENERGY EQUIPMENT & SERVICES — 1.05%
Calfrac Holdings LP, 7.75%, 2/15/2015(2)	600,000	498,000
OIL, GAS & CONSUMABLE FUELS — 6.48%
El Paso Corp., 7.75%, 6/15/2010	55,000	55,633
Enterprise Products Operating LP, 7.034%, 1/15/2068	100,000	80,623
Gaz Capital SA, 7.51%, 7/31/2013(2)	1,000,000	971,059
NuStar Logistics, 7.65%, 4/15/2018	1,000,000	1,005,314
Petroleum Development Corp., 12.00%, 2/15/2018	500,000	480,000
Southwestern Energy Co., 7.50%, 2/1/2018(2)	500,000	485,000

		3,575,629

Certified Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	September 30, 2008

	Shares/
	Principal Amount	Value
FOOD, BEVERAGE & TOBACCO — 5.05%
BEVERAGES — 5.05%
Anheuser Busch Cos, Inc., 4.70%, 4/15/2012	$250,000	$230,545
Constellation Brands, Inc., 8.375%, 12/15/2014	500,000	495,000
Dr Pepper Snapple Group, Inc., 6.82%, 5/1/2018(2)	1,000,000	965,257
Sabmiller PLC, 6.50%, 7/15/2018(2)	750,000	710,465

		2,401,267

HEALTH CARE EQUIPMENT & SERVICES — 0.81%
HEALTH CARE PROVIDERS & SERVICES — 0.81%
Alliance Imaging, Inc., 7.25%, 12/15/2012	175,000	159,250
Alliance Imaging, Inc., 7.25%, 12/15/2012	250,000	227,500

		386,750

INSURANCE — 5.24%
INSURANCE — 5.24%
Berkshire Hathaway Finance Corp., 5.00%, 8/15/2013(2)	500,000	498,684
International Lease Finance Corp., 4.875%, 9/1/2010	1,000,000	723,251
Metlife, Inc. Series A, 6.817%, 8/15/2018	750,000	709,653
Prudential Holdings LLC, 8.695%, 12/18/2023(2)	485,000	560,699

		2,492,287

MATERIALS — 3.64%
CONSTRUCTION MATERIALS — 1.55%
CRH America, Inc., 8.125%, 7/15/2018	750,000	735,814
METALS & MINING — 1.03%
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/2015	500,000	491,250
PAPER & FOREST PRODUCTS — 1.06%
International Paper Co., 7.40%, 6/15/2014	500,000	500,767

		1,727,831

MEDIA — 1.67%
MEDIA — 1.67%
DIRECTV Holdings, 6.375%, 6/15/2015	900,000	792,000

		792,000

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.60%
BIOTECHNOLOGY — 2.08%
Biogen Idec, Inc., 6.00%, 3/1/2013	1,000,000	987,402
PHARMACEUTICALS — 0.52%
Axcan Intermediate Holdings, Inc., 12.75%, 3/1/2016(2)	250,000	247,500

		1,234,902

RETAILING — 3.40%
INTERNET & CATALOG RETAIL — 0.99%
Ticketmaster, 10.75%, 8/1/2016(2)	500,000	470,000
SPECIALTY RETAIL — 2.41%
Ace Hardware Corp., 9.125%, 6/1/2016(2)	750,000	641,250

Best Buy Co., Inc., 6.75%, 7/15/2013(2)	500,000	505,376

		1,616,626

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	September 30, 2008

	Shares/
	Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.98%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.98%
KLA Instruments Corp., 6.90%, 5/1/2018	$1,000,000	$929,800
National Semiconductor, 3.069%, 6/15/2010	1,000,000	960,568

		1,890,368

TECHNOLOGY HARDWARE & EQUIPMENT — 1.71%
COMMUNICATIONS EQUIPMENT — 1.71%
Corning, Inc., 6.05%, 6/15/2015	849,000	811,357

		811,357

TELECOMMUNICATION SERVICES — 4.84%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.84%
Level 3 Financing, Inc., 9.25%, 11/1/2014	700,000	528,500
Telecom Italia Capital, 6.999%, 6/4/2018	520,000	466,778
Vimpelcom, 8.25%, 5/23/2016(2)	500,000	355,000
Windstream Corp., 8.125%, 8/1/2013	1,000,000	950,000

		2,300,278

TRANSPORTATION — 1.59%
ROAD & RAIL — 1.59%
Hertz Corp., 8.875%, 1/1/2014	300,000	258,750
Ryder System, Inc., 7.20%, 9/1/2015	500,000	496,324

		755,074

UTILITIES — 3.01%
ELECTRIC UTILITIES — 2.86%
Reliant Energy, Inc., 7.625%, 6/15/2014	500,000	375,000
Taqa Abu Dhabi National Energy Co., 7.25%, 8/1/2018(2)	500,000	487,456
Taqa Abu Dhabi National Energy Co., 6.60%, 8/1/2013(2)	500,000	496,365
GAS UTILITIES — 0.15%
Southern Union Co., 7.20%, 11/1/2066	100,000	73,441

		1,432,262

TOTAL CORPORATE BONDS (COST $30,200,796)		27,848,657

CONVERTIBLE BONDS — 2.82%

DIVERSIFIED FINANCIALS — 0.78%
DIVERSIFIED FINANCIAL SERVICES — 0.78%
KKR Financial Holdings LLC, 7.00%, 7/15/2012(2)	500,000	371,875

		371,875

FOOD & STAPLES RETAILING — 0.95%
FOOD & STAPLES RETAILING — 0.95%
Rite Aid Corp., 8.50%, 5/15/2015	750,000	450,937

		450,937

TELECOMMUNICATION SERVICES — 1.09%
WIRELESS TELECOMMUNICATION SERVICES — 1.09%
NII Holdings, Inc., 3.125%, 6/15/2012	700,000	518,000

		518,000

TOTAL CONVERTIBLE BONDS (COST $1,770,748)		1,340,812

Certified Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	September 30, 2008

	Shares/
	Principal Amount	Value
MUNICIPAL BONDS — 7.58%
Hillsborough County Florida Pollution, 5.65%, 5/15/2018	$1,000,000	$962,740
Louisiana Public Facilities Authority Revenue (Black & Gold Facilities Project C), 5.15%, 4/1/2012	330,000	318,635
Missouri State Environment Improvement Energy (KC Power & Light Project), 5.25%, 7/1/2017	1,000,000	982,540
Ohio State Solid Waste (Republic Services Project), 4.25%, 4/1/2033	900,000	799,515
Pennsylvania Economic Development Series A (Waste Management, Inc. Project), 4.70%, 11/1/2021	600,000	539,592

TOTAL MUNICIPAL BONDS (COST $3,712,253)		3,603,022

U.S. GOVERNMENT AGENCIES — 0.04%
Federal National Mtg. Association, 6.50%, 3/25/2024	17,980	18,574

TOTAL U.S. GOVERNMENT AGENCIES (COST $18,066)		18,574

U.S. TREASURY SECURITIES — 2.61%
United States Treasury Notes, 3.375%, 11/30/2012	300,000	307,418
United States Treasury Notes, 4.25%, 11/15/2017	900,000	933,012

TOTAL U.S. TREASURY SECURITIES (COST $1,204,582)		1,240,430

FOREIGN BONDS — 1.55%

ENERGY — 0.37%
OIL, GAS & CONSUMABLE FUELS — 0.37%
OAO Gazprom, 7.25%, 2/22/2010 (RUB)	5,000,000	175,857

		175,857

MISCELLANEOUS — 1.18%
MISCELLANEOUS — 1.18%
Republic of Brazil, 12.50%, 1/5/2016 (BRL)	1,025,000	558,851

		558,851

TOTAL FOREIGN BONDS (COST $848,009)		734,708

YANKEE BONDS — 4.69%

BANKS — 2.33%
COMMERCIAL BANKS — 2.33%
Bank of Scotland plc, 5.625%, 7/20/2009(2)	37,000	36,931
DBS Bank Ltd./Singapore, 5.125%, 5/16/2017(2)	200,000	199,961
Glitnir Banki HF, 3.255%, 1/18/2012(2)	500,000	380,570
Glitnir Banki HF, 3.511%, 8/25/2009(2)	175,000	151,041
Islandsbanki, 2.951%, 10/15/2008(2)	60,000	59,938
Korea Development Bank, 5.30%, 1/17/2013	200,000	198,653
Shinhan Bank, 6.819%, 9/20/2036	100,000	79,331

		1,106,425

ENERGY — 1.78%
OIL, GAS & CONSUMABLE FUELS — 1.78%
Petroplus Finance Ltd., 6.75%, 5/1/2014(2)	1,000,000	845,000

		845,000

26    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED	September 30, 2008
Thornburg Strategic Income Fund

	Shares/
	Principal Amount	Value
RETAILING — 0.58%
MULTILINE RETAIL — 0.58%
Parkson Retail Group, 7.125%, 5/30/2012	$300,000	$279,000

		279,000

TOTAL YANKEE BONDS (COST $2,364,126)		2,230,425

OTHER SECURITIES — 1.70%

LOAN PARTICIPATIONS — 1.70%
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/8/2015	493,197	399,081
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/9/2015	4,252	3,440
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/31/2015	30,187	24,427
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/31/2015	4,677	3,784
Fairpoint Communications, Inc. Term Loan B, 5.75%, 3/8/2015	467,687	378,439

TOTAL OTHER SECURITIES (COST $886,536)		809,171

TOTAL INVESTMENTS — 97.01% (COST $52,529,722)		$46,094,219

OTHER ASSETS LESS LIABILITIES — 2.99%		1,418,681

NET ASSETS — 100.00%		$47,512,900

Footnote Legend

(1)	Foreign equity security fair valued by independent pricing service on valuation date, September 30, 2008, or debt obligation currently fair valued by the valuation and pricing committee using procedures approved by the Trustees.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2008, the aggregate value of these securities in the Fund’s portfolio was $11,717,053, representing 24.66% of the Fund’s net assets.
(3)	Bond in default.

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate mortgage
BRL	Denominated in Brazilian Dollars
Mtg	Mortgage
RUB	Denominated in Russian Rubles

See notes to financial statements.

Certified Annual Report    27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Strategic Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Strategic Income Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the period December 19, 2007 (commencement of operations) through September 30, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 19, 2008

28    Certified Annual Report

EXPENSE EXAMPLE	September 30, 2008 (Unaudited)
Thornburg Strategic Income Fund

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2008 and held until September 30, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this

	Beginning Account Value 3/31/08	Ending Account Value 9/30/08	Expenses Paid During Period† 3/31/08–9/30/08
Class A Shares
Actual	$1,000.00	$911.50	$5.97
Hypothetical*	$1,000.00	$1,018.75	$6.31

Class C Shares
Actual	$1,000.00	$908.90	$8.59
Hypothetical*	$1,000.00	$1,016.00	$9.07

Class I Shares
Actual	$1,000.00	$912.80	$4.73
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.80%; I: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report    29

INDEX COMPARISON
Thornburg Strategic Income Fund	September 30, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Strategic Income Fund versus Barclays Capital U.S. Universal Index and Blended Benchmark (December 19, 2007 to September 30, 2008)

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I shares.

TOTAL RETURNS*

For the period ended September 30, 2008

(with sales charge)

Since Inception
A Shares (Incep: 12/19/07)	(11.33)%
C Shares (Incep: 12/19/07)	(8.46)%
I Shares (Incep: 12/19/07)	(6.90)%
Blended Benchmark (Since: 12/19/07)	(3.92)%
Barclays Capital U.S. Universal Index (Since: 12/19/07)	0.03%

*	Not annualized

30-DAY YIELDS

AS OF SEPTEMBER 30, 2008

	Annualized Distribution Rate	SEC Yield
A Shares	6.94%	6.91%
C Shares	6.37%	6.66%
I Shares	7.21%	7.52%

The Blended Benchmark is comprised of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to a 360-day year. The value is then divided by the ending net asset value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

30    Certified Annual Report

TRUSTEES AND OFFICERS
Thornburg Strategic Income Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 62 Chairman of Trustees, Trustee since 1987(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc.(investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO to 2007 and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); President and Sole Director of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 52 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	CEO, President, Managing Director, Chief Investment Officer, and Co-Portfolio Manager of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 63 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 67 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 62 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Beijing, China (law firm).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 59 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

Owen D. Van Essen, 54 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 49 Trustee since 1996, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM since 2004; President and CEO from 1997–2004, and Vice Chairman 2004 to date, Nambé Mills, Inc., Santa Fe, NM (manufacturer).	None

Certified Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED
Thornburg Strategic Income Fund	September 30, 2008 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

George T. Strickland, 45 Vice President since 1996, Treasurer since 2007(6)	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 69 Vice President since 1995	Portfolio Manager, Co-Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 41 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 38 Vice President since 2001	Portfolio Manager, Co-Portfolio Manager (to 2008), Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Wendy Trevisani, 37 Vice President since 1999	Co-Portfolio Manager since 2006, Managing Director since 2004, Vice President, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Joshua Gonze, 45 Vice President since 1999	Co-Portfolio Manager since 2007, Managing Director since 2004, Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 40 Vice President since 1999	Co-Portfolio Manager, Managing Director since 2004, Vice President and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Christopher Ihlefeld, 38 Vice President since 2003	Co-Portfolio Manager since 2007, Managing Director since 2006, and Associate Portfolio Manager and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 42 Vice President since 2003	Managing Director since 2007 and Associate of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 34 Vice President since 2003, Secretary since 2007(6)	Managing Director since 2007, Mutual Fund Support Service Department Manager, and Associate of Thornburg Investment Management, Inc.	Not applicable

Ed Maran, 50 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Vinson Walden, 38 Vice President since 2004	Co-Portfolio Manager since 2006, Vice President and Managing Director since 2005, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

32    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED	September 30, 2008 (Unaudited)
Thornburg Strategic Income Fund

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Thomas Garcia, 37 Vice President since 2006	Vice President and Managing Director since 2004, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 37 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager since 2004 of Thornburg Investment Management, Inc.; Associate, Enso Capital Management, LLC 2002–2004.	Not applicable

Connor Browne, 29 Vice President since 2006	Co-Portfolio Manager and Managing Director since 2006, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Jason Brady, 34 Vice President since 2007	Co-Portfolio Manager since 2006 and Managing Director since 2007 of Thornburg Investment Management, Inc.; Portfolio Manager, Fortis Investments 2005–2006; Associate, Fidelity Investments 2003–2004.	Not applicable

Lewis Kaufman, 32 Vice President since 2007	Co-Portfolio Manager and Managing Director since 2007, and Associate Portfolio Manager since 2005 of Thornburg Investment Management, Inc.; Associate, Citigroup 2003–2004.	Not applicable

Christopher Ryon, 52 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Principal, Vanguard Funds to 2008.	Not applicable

Lon Erickson, 33 Vice President since 2008	Associate Portfolio Manager since 2008 of Thornburg Investment Management, Inc.; Senior Analyst, State Farm Insurance to 2008.	Not applicable

Kathleen Brady, 48 Vice President since 2008	Senior Tax Accountant and Associate of Thornburg Investment Management, Inc. since 2007; Chief Financial Officer, Vestor Partners, LP to 2007.	Not applicable

Jack Gardner, 54 Vice President since 2008	Managing Director since 2007 of Thornburg Investment Management, Inc.; President, Thornburg Securities Corporation since 2008; National Sales Director, Thornburg Securities Corporation since 2004.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of fourteen separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the fourteen Funds of the Trust. Each Trustee oversees the fourteen Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the fourteen active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report    33

OTHER INFORMATION
Thornburg Strategic Income Fund	September 30, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is currently available for the period from the Fund’s commencement of investment operations on December 19, 2007 through June 30, 2008, and will hereafter be available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

TAX INFORMATION

For the tax period ended September 30, 2008, the Thornburg Strategic Income Fund designates 16.70% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

3.53% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the period ended September 30, 2008 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2008. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 15, 2008.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in July 2008 to plan the Trustees’ evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The Advisor’s chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for the purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider a renewal of the advisory agreement, and determined at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. The Trustees evaluated the nature, extent and quality of services provided by the Advisor under the advisory agreement, and evaluated the investment performance of the Fund.

In connection with their general supervision of the Advisor, and as an important element of their annual consideration of a renewal of the advisory agreement, the Trustees received and considered reports from the Advisor throughout the year. In addition, the Trustees considered the information provided to them in anticipation of their evaluation of the Advisor’s services, including (i) the Advisor’s commentary on the Fund’s performance, in the context of business, market and economic conditions, (ii) the Fund’s absolute investment performance and achievement of stated objectives, and (iii) measures of the Fund’s investment returns since the Fund’s inception relative to two categories of multisector fixed income mutual funds assembled by independent mutual fund analyst firms, and relative to broad-based securities indices. The Trustees considered the effects of recent market and economic events on the Fund and the Advisor’s responses to those events in view of the Fund’s investment objectives and policies.

34    Certified Annual Report

OTHER INFORMATION, CONTINUED	September 30, 2008 (Unaudited)
Thornburg Strategic Income Fund

The Trustees also considered their perceptions of portfolio management personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing and other resources, trade execution, the Advisor’s performance of accounting and other services, the Advisor’s adherence to compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, and other factors. The Trustees noted that the value of comparisons of the Fund’s investment performance to mutual fund categories may be limited in some degree because the Fund’s investment strategies, as described in its prospectuses, likely will vary from the methods for selecting the investments for other funds.

The Trustees considered the limited quantitative data available respecting the Fund’s investment performance since its inception on December 19, 2007, noting (among other aspects of the data) the Fund’s positive investment performance in the period from the Fund’s inception through the second quarter of the year, and that the Fund’s investment return fell at the midpoint of the performance for the two mutual fund categories considered.

The Trustees concluded, based upon these and other considerations, that the nature, extent and quality of the Advisor’s services were sufficient and that the Advisor had satisfactorily pursued the Fund’s stated investment objectives. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies, and prevailing market conditions.

Fees and Expenses; Profitability of Advisor; Economies of Scale; Ancillary Benefits to Advisor. The Trustees evaluated the level of the management fee charged by the Advisor to the Fund, and in this connection, reviewed the profitability of the Advisor, economies of scale potentially available to the Fund and whether the Advisor had received any ancillary benefits from its relationship with the Fund.

In evaluating the level of the management fee, the Trustees considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to a group of mutual funds assembled by an independent mutual fund analyst firm, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other specific mutual funds. The Trustees observed that the management fee charged by the Advisor, after fee waivers by the Advisor, was somewhat higher than the median and average fee rates for the group of funds assembled by the independent mutual fund analyst firm, and that the overall expense ratio of the Fund was approximately equal to the median and lower than the average expense ratios for the same group of funds. The Trustees noted their previous observations respecting fee rates charged by the Advisor to other types of investment management clients, and their conclusion that the fee rates charged to other types of clients were not directly comparable to rates charged to the Fund because of the significant differences in services provided.

In reviewing the profitability of the Advisor, the Trustees considered data comparing the profitability of the Advisor to other investment management firms. The information provided did not indicate that the Advisor’s profitability was unusual. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The information provided demonstrated to the Trustees that the Fund may reasonably be expected to realize economies of scale as the Fund grows in size, due to the breakpoint fee structure of the advisory agreement and other factors. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees considered the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

The Trustees concluded, based upon their consideration of these and other factors, that the management fee charged to the Fund by the Advisor was fair and reasonable in view of the nature, extent and quality of the services provided by the Advisor, the clear disclosure of fees and expenses in the Fund’s prospectuses, the investment performance of the Fund, and comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds.

Certified Annual Report    35

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36    This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Annual Report.    37

Message from the CEO

October 15, 2008

Dear Shareholder:

We have all seen liquidation sales, when a retailer (or any other business) closes its doors and auctions off its assets. Though liquidation sales may be sad for the seller, these events often stir excitement among buyers. Seasoned shoppers – those who are knowledgeable about what the merchandise being liquidated “usually” costs – become particularly excited about finding and buying good-quality items at cut-rate prices. Rarely does someone else’s liquidation sale prompt us as consumers to liquidate our own holdings of clothing, appliances, housing or cars – even if we might have paid more for the same or similar assets in the recent past. On the contrary, consumers usually buy more – to the extent that they can come up with the cash. Liquidation sales are always for cash.

In recent weeks, we have witnessed many investors having exactly the opposite reaction to liquidation sales of financial assets – they are drawn to join the selling frenzy, rather than look for bargains to buy. The liquidation sales have been made by various holders of financial assets – investment banks, banks, hedge funds, investment funds, etc. These holders are either going out of business due to debt-leveraged capital structures, or are forced to shrink the sizes of their portfolios due to customer defections. (NOTE: Thornburg mutual funds have NO leverage. They are 100% funded by equity shares purchased by their shareholders.) It is strange to observe that many investors who hold diversified portfolios of financial assets suddenly feel a need to compete with the forced sellers in a crowded, noisy marketplace – thereby forcing prices even lower! But, that is exactly what has happened in early October of 2008.

We have been asked whether we have EVER seen this kind of environment before, with some questioners reminding that we are too young to have been managing investment portfolios during the 1930s. We were not around for the 1930s, but we HAVE experienced market meltdowns.

Consider the “Asian Debt Crisis” of 1997 and 1998. That environment included many of the same elements as the current macroeconomic environment in the United States:

•	Over-borrowing by banks and consumers;

•	Lenders withdrawing funds from burdened borrowers;

•	Clumsy governmental efforts to shore up weakened financial institutions and asset prices;

•	Declining stock and bond prices;

•	Frantic selling by unnerved owners of financial assets.

To quantify one financial benchmark, the KOSPI (Korean) Stock Index (see Exhibit 1) declined by more than 85% from .89246 to .19580 (expressed in $US) between June 14th 1997 and June 16th 1998.

EXHIBIT 1: KOSPI Stock Index/Korea, 10/31/88 – 9/30/08 (in USD)

The media reports about the financial problems facing the United States now are most negative. The 1997/98 stories about Asia were even worse. Consider the headlines shown on the following page regarding Korea from that period.

38    This page is not part of the Annual Report.

Sound familiar? Some of the actors are new, but the current financial crisis is really a re-run of a “debt bubble” story we have seen several times in the past.

Investors ask, “Are we at the bottom yet?” Though there are many opinions about this, nobody really knows the answer. What we do know is that risk financial assets in the United States and throughout the world are cheaper than they usually are, because prices have declined sharply during 2008. By virtue of this cheapness, we believe that the probabilities of favorable financial outcomes for today’s buyers of significant financial assets are much improved compared to most times. We have the same belief for current holders of significant financial assets who resist the urge to sell.

Let’s return to the case of Korea and the KOSPI Index of leading Korean stocks from the time of the Asian debt crisis. Measured in $US, the KOSPI traded over the entire period from February 2007 to August 1, 2008 above 1.5 (see preceding Exhibit 1). It traded most of the last half of 2007 above 2! Do you appreciate stories of equity portfolios that increase in value by more than 5 times within a decade? In hindsight, everyone reading these words would probably have been DELIGHTED to have purchased the KOSPI Index at any price near its 1998 $US average of .29101, given the 2007 rise in value of this very same index to more than 1.5, and then more than 2! It wasn’t necessary to catch the absolute bottom (.19580) in order to have a very satisfactory investment outcome. And what company stocks were in the KOSPI Index, then and now? … utilities, banks, manufacturers, retailers, consumer goods producers, etc. These are IMPORTANT assets, not just abstractions. The equities of firms in the major U.S. market indices are also important financial assets, with significant intrinsic value.

In 1998, corrections from equity market bottoms happened VERY QUICKLY. Korea’s KOSPI Index gained 104% (from .22426 to .46515) between October 8th and December 31, 1998. In the U.S., the S&P 500 Index gained more than 28% over the same 84-day period.

Headlines from 1997–1998

“Despite a World Class Economy, A Nation Senses Decline,” The New York Times, 2/4/97

“For Decades, Easy Money Fueled Big Business in Asia. Now, Banks Are Sinking and a Huge Bill is Coming Due,” Business Week, 2/24/97

“Debt and Corruption Cases Take Toll On South Korea as Growth Slows,” The Washington Post, 4/20/97

“Government Extends Rescue Loan To Korea First Bank,” BBC, 9/5/97

“End of the ‘Asian Miracle’,” The Washington Post, 9/10/97

“South Korea’s Economic Crisis is Set to Get Worse,” International Herald Tribune, 11/6/97

“Asian Turmoil Strikes South Korea; Stocks Log Biggest One Day Drop; Tokyo, Hong Kong Also Hit,” The Washington Post, 11/8/97

“South Korea Yields to Bailout; GOP Lawmakers Raising Questions About Extent of U.S. Role in Rescue,” Dallas Morning News, 12/4/97

“Seoul Crisis Worsens As More Banks Close,” The New York Times, 12/11/97

“One Korean Certainty: No More Business as Usual,” The New York Times, 1/4/98

“In Hindsight, Signs of Asian Debt Crisis Appear Clear; Bank Loan Problems In 1996 Exposed Mountains of Debt, Shook Investor Confidence,” The Washington Post, 1/4/98

“Grim Assessment by U.N. of Asia Crisis,” The New York Times, 12/3/98

For investors who are not FORCED to sell financial assets today, it is probably best to avoid liquidating unnecessarily into a marketplace occupied by few buyers, many forced sellers, and rattled everyday investors who have become caught up in the drama. For investors who have a bit of cash, we believe it is wise to buy what the forced sellers (and their sympathizers) are selling today. The forced liquidations will run their course and the bargains associated with these liquidations will vanish.

Sincerely,

Brian McMahon
CEO and Chief Investment Officer

This page is not part of the Annual Report.    39

40    This page is not part of the Annual Report.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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42    This page is not part of the Annual Report.

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This page is not part of the Annual Report.    43

Waste not,
Wait not

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management®

800.847.0200

Distributor:

Thornburg Securities Corporation®

800.847.0200

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TH1784

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that two members of the Trust’s audit committee, David A. Ater and David D. Chase, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Mr. Chase are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, are set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years ended September 30, 2007 and September 30, 2008 for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”) in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2007	Year Ended September 30, 2008
Thornburg Investment Trust	$543,500	$480,000

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2007	Year Ended September 30, 2008
Thornburg Investment Trust	$18,883	$19,380

The audit-related fees billed to the Trust in the years ended September 30, 2007 and September 30, 2008 related to preparation for and attendance at audit committee meetings as well as travel and out of pocket expenses.

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2007 and September 30, 2008 for professional services rendered by PWC for tax compliance, tax advice or tax planning are set out below.

	Year Ended September 30, 2007	Year Ended September 30, 2008
Thornburg Investment Trust	$121,260	$182,535

All Other Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2007 and September 30, 2008 for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2007	Year Ended September 30, 2008
Thornburg Investment Trust	$-0-	$-0-

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds, except that PWC has provided to the investment advisor, Thornburg Investment Management, Inc. (i) attestation of its investment performance presentations, and (ii) PWC performed an audit of Thornburg International Equity Fund (QP), LLC, a private equity fund as to which the advisor is the manager. Neither the attestation of the advisor’s presentations nor the audit of the private equity fund related directly to the Trust’s operations or financial reporting. The fees billed by PWC for these services were $76,504 and $91,555 for the fiscal years ended September 30, 2007 and September 30, 2008, respectively. The Audit Committee has considered whether PWC’s performance of the described services for the investment advisor is compatible with maintaining PWC’s independence.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2008, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Business Conduct and Ethics.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3) Not Applicable

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund and Strategic Income Fund.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date:	November 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date:	November 25, 2008

By:	/s/ George T. Strickland

George T. Strickland

Treasurer and principal financial officer

Date:	November 25, 2008